UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

DoubleVerify Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION, DATED
SEPTEMBER 11, 2026
DoubleVerify Holdings, Inc.
462 Broadway
New York, New York 10013
Dear Stockholders:
You are cordially invited to attend a special meeting (including any adjournments or postponements thereof, the “Special Meeting”) of stockholders of DoubleVerify Holdings, Inc., a Delaware corporation (“DoubleVerify,” or the “Company”), to be held virtually on [•], at [•] a.m. Eastern Time. The Company’s stockholders will be able to virtually attend and vote at the Special Meeting via the Internet at www.virtualshareholdermeeting.com/DV2026SM. You will not be able to attend the Special Meeting physically in person. If you plan to attend the Special Meeting online, please follow the instructions in the accompanying proxy statement. For purposes of attendance at the Special Meeting, all references in the enclosed proxy statement to “present” shall mean virtually present at the Special Meeting.
At the Special Meeting, you will be asked to consider and vote on, among other things, a proposal to adopt the Agreement and Plan of Merger, dated August 6, 2026 (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the “Merger Agreement”), by and among DoubleVerify, Neptune BidCo US Inc., a Delaware corporation (“Parent”), and Wallace Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”). Parent is the parent company of the Nielsen Company (US), LLC, and is an affiliate of funds managed by Elliott Investment Management L.P. and Brookfield Asset Management Ltd.
Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into DoubleVerify, and the separate corporate existence of Merger Sub will thereupon cease, with DoubleVerify surviving the merger and continuing as the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Parent (the “Merger”). If the Merger is completed, as of immediately following the Effective Time (as defined below), you will be entitled to receive an amount in cash equal to $13.60, without interest and subject to deduction for any required withholding tax, for each share of DoubleVerify’s common stock, par value $0.001 per share (the “Company Common Stock”) that you own as of immediately prior to the effective time of the Merger (unless you have properly and validly exercised your appraisal rights in accordance with Section 262 of the General Corporation Law of the State of Delaware (“Section 262 of the DGCL”)).
DoubleVerify’s Board of Directors (the “Company Board”) formed a special committee of the Company Board comprised solely of independent and disinterested directors (the “Special Committee”) to, among other things, review, evaluate and negotiate the Merger Agreement and the Transactions contemplated thereby, with the assistance of its own independent financial and legal advisors and, where appropriate, the Company’s management.
The Company Board, acting on the unanimous recommendation of the Special Committee, has (i) determined that the Merger Agreement, the Merger and the other Transactions are advisable, fair to, and in the best interests of the Company and the DoubleVerify stockholders, (ii) authorized and approved the execution and delivery of the Merger Agreement and the performance by the Company of its covenants and obligations contained in the Merger Agreement and the consummation by the Company of the Transactions, including the Merger, and (iii) resolved to recommend that DoubleVerify stockholders approve the adoption of the Merger Agreement and the Transactions, including the Merger, in each case, on the terms and subject to the conditions of the Merger Agreement. At the Special Meeting, DoubleVerify will ask you and the other Company stockholders to adopt the Merger Agreement (the “Merger Agreement Proposal”).
Additionally, you will be asked to consider and vote at the Special Meeting on (i) a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to DoubleVerify’s named executive officers that is based on or otherwise relates to the Merger (the “Compensation Proposal”) and (ii) a proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, including to ensure that any necessary supplement or amendment to the proxy statement accompanying this notice is provided to Company stockholders a reasonable amount of time in advance of the Special Meeting, or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the Special Meeting to approve such proposal (the “Adjournment Proposal”).
The Company Board unanimously recommends, on behalf of DoubleVerify, that you vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the non-binding, advisory Compensation Proposal and (iii) “FOR” the Adjournment Proposal.
The enclosed proxy statement provides detailed information about the Special Meeting, the Merger Agreement and the Merger. A copy of the Merger Agreement is attached as Annex A to the proxy statement. We encourage you to carefully read the entire proxy statement and its annexes, including the Merger Agreement and the documents referred to or incorporated by reference in the proxy statement. You may also obtain additional information about the Company from other documents we have filed with the U.S. Securities and Exchange Commission (the “SEC”). In particular, you should read the “Risk Factors” section beginning on page 17 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, on page 29 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026 and other risk factors detailed from time to time in the Company’s reports filed with the SEC and incorporated by reference in the proxy statement, for risks relating to the Company’s business and for a discussion of the risks that you should consider in evaluating the proposed Merger and how it may affect you.
Your vote is very important, regardless of the number of shares of Company Common Stock that you own. We cannot complete the Merger unless the Merger Agreement Proposal is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of Company Common Stock entitled to vote as of the close of business on [•], 2026, which is the record date for the Special Meeting. Whether or not you attend the Special Meeting online, it is important that your shares of Company Common Stock be represented and voted at the Special Meeting. Therefore, we urge you to promptly vote and submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. Instructions on how to vote your shares of Company Common Stock are included in the enclosed proxy statement and proxy card. If you decide to attend the Special Meeting, you will be able to vote online at the Special Meeting even if you have previously submitted your proxy, as your proxy is revocable at your option. The failure to vote, assuming a quorum is present, will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.
Under the General Corporation Law of the State of Delaware, stockholders and beneficial owners of shares of Company Common Stock who do not vote in favor of the adoption of the Merger Agreement have the right to seek an appraisal of the “fair value” of their shares of Company Common Stock as determined by the Delaware Court of Chancery, but only if they comply fully with the applicable requirements of Delaware law, which are summarized in the section captioned “The Merger — Appraisal Rights” in the accompanying proxy statement. In addition, the full text of Section 262 of the DGCL is attached as Annex C to the accompanying proxy statement and may also be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY
MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [•], 2026
This proxy statement is available through the “Investor Relations” section of the Company’s website at https://ir.doubleverify.com. We intend to mail these proxy materials on or about [•], 2026 to all holders of record of shares of Company Common Stock entitled to vote at the Special Meeting.
If you have any questions or need assistance voting your shares of Company Common Stock, please contact the Company’s proxy solicitor:
Innisfree M&A Incorporated
500 Fifth Avenue, 21st Floor
New York, NY 10110
Shareholders, please call toll-free:: +1 (877) 750-8334 (U.S. and Canada)
                               +1 (412) 232-3651 (all other countries)
Banks and brokerage firms may call: +1 (212) 750-5833 (collect)

On behalf of the Company Board, I thank you for your support and appreciate your consideration of this matter.
Sincerely,
Mark Zagorski
Chief Executive Officer
Neither the SEC nor any state securities commission has approved or disapproved the Merger, passed upon the merits or fairness of the Merger Agreement or the Transactions contemplated thereby, including the proposed Merger, or passed upon the adequacy or accuracy of the information contained in the accompanying proxy statement. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated [•], 2026 and, together with the enclosed form of proxy card, which is attached hereto as Annex E, is first being mailed on or about [•], 2026.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION, DATED SEPTEMBER 11, 2026
DoubleVerify Holdings, Inc.
462 Broadway
New York, New York 10013
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD AT [•] A.M. EASTERN TIME, ON [•], 2026
Virtual Meeting Only — No Physical Location
Notice is hereby given of a special meeting of stockholders (including any adjournments or postponements thereof, the “Special Meeting”) of DoubleVerify Holdings, Inc., a Delaware corporation (“DoubleVerify,” or the “Company”), to be held on [•], 2026, at [•] a.m. Eastern Time. DoubleVerify’s stockholders will be able to virtually attend and vote at the Special Meeting via the Internet at www.virtualshareholdermeeting.com/DV2026SM and by using the 16-digit control number included on their proxy card or on the instructions that accompanied their proxy materials. Online check-in will start approximately 15 minutes before the Special Meeting is scheduled to begin. You will not be able to attend the Special Meeting physically in person. For purposes of attendance at the Special Meeting, all references in the enclosed proxy statement to “present” shall mean virtually present at the Special Meeting.
The Special Meeting is being held for the following purposes:
1.
To consider and vote on the proposal to adopt the Agreement and Plan of Merger, dated August 6, 2026 (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the “Merger Agreement”), by and among DoubleVerify, Neptune BidCo US Inc., a Delaware corporation (“Parent”), and Wallace Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”). Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into DoubleVerify, with DoubleVerify continuing as the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Parent (the “Merger”) (the “Merger Agreement Proposal”);

2.
To consider and vote on the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to DoubleVerify’s named executive officers that is based on or otherwise relates to the Merger Agreement and the Transactions (the “Compensation Proposal”); and

3.
To consider and vote on any proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, including to ensure that any necessary supplement or amendment to the accompanying proxy statement is provided to Company stockholders a reasonable amount of time in advance of the Special Meeting or to solicit additional proxies to approve the Merger Agreement Proposal if there are insufficient votes to approve such proposal at the time of the Special Meeting (the “Adjournment Proposal”).

Concurrently with the execution of the Merger Agreement on August 6, 2026, each of Providence VII U.S. Holdings L.P. and Providence Butternut Co-Investment L.P. (collectively, the “Supporting Stockholders”) entered into a voting and support agreement with Parent (the “Voting Agreement”) (the form of which is attached as Exhibit C to the Merger Agreement, which is attached as Annex D to the accompanying proxy statement). Under the Voting Agreement, each Supporting Stockholder has, among other things, agreed to, during the term of the applicable Voting Agreement, vote the shares of Company Common Stock held by such Supporting Stockholder in favor of the Merger and the adoption of the Merger Agreement. For more information regarding the Voting Agreements, please see the section captioned “The Merger Agreement — Voting and Support Agreement” in the accompanying proxy statement.
The foregoing matters are more fully described in the accompanying proxy statement. The accompanying proxy statement, as well as the Merger Agreement attached thereto as Annex A and all other exhibits and appendices attached thereto, are hereby incorporated by reference in this notice.
Only stockholders of record as of the close of business on [•], 2026 (the “Record Date”), are entitled to notice of the Special Meeting and to vote at the Special Meeting or any adjournment, postponement or other delay thereof. Any stockholder entitled to attend and vote at the Special Meeting is entitled to appoint a proxy to attend and act on such stockholder’s behalf.
DoubleVerify’s Board of Directors (the “Company Board”) unanimously recommends, on behalf of DoubleVerify, that you vote: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the non-binding, advisory Compensation Proposal; and (3) “FOR” the Adjournment Proposal.
The affirmative vote of the holders of at least a majority of the shares of the Company Common Stock outstanding and entitled to vote as of the close of business on the Record Date is required to approve the Merger Agreement Proposal. Accordingly, your vote is very important regardless of the number of shares of Company Common Stock that you own. The failure to vote, assuming a quorum is present, will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.
The enclosed proxy statement provides detailed information about the Special Meeting, the Merger Agreement and the Merger. A copy of the Merger Agreement is attached as Annex A to the proxy statement. We encourage you to carefully read the entire proxy statement and its annexes, including the Merger Agreement and the documents referred to or incorporated by reference in the proxy statement. You may also obtain additional information about the Company from other documents we have filed with the U.S. Securities and Exchange Commission (the “SEC”). In particular, you should read the “Risk Factors” section beginning on page 17 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and on page 29 in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, and other risk factors detailed from time to time in the Company’s reports filed with the SEC and incorporated by reference in the proxy statement, for risks relating to the Company’s business and for a discussion of the risks that you should consider in evaluating the proposed Merger and how it may affect you.
All stockholders are invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting, please sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). If you attend the Special Meeting and vote, your vote will revoke any proxy that you have previously submitted. If you hold Company Common Stock in “street name,” you should instruct your bank, broker or other nominee how to vote your Company Common Stock in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the proposal to adopt the Merger Agreement, without your instructions.
Under the General Corporation Law of the State of Delaware, stockholders and beneficial owners of shares of Company Common Stock who do not vote in favor of the adoption of the Merger Agreement have the right to seek an appraisal of the “fair value” of their shares of Company Common Stock as determined by the Delaware Court of Chancery, but only if they comply fully with the applicable requirements of Delaware law, which are summarized in the section captioned “The Merger — Appraisal Rights” in the accompanying proxy statement. In addition, the full text of Section 262 of the DGCL is attached as Annex C to the accompanying proxy statement and may also be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Andrew Grimmig
Chief Legal Officer
Dated: [•], 2026

i

ii

SUMMARY
This summary highlights selected information from this proxy statement related to the merger of Wallace Merger Sub Inc., a direct wholly owned subsidiary of Neptune BidCo US Inc., with and into DoubleVerify Holdings, Inc. (the “Merger”), and may not contain all of the information that is important to you. To understand the Merger more fully and for a more complete description of the legal terms of the Merger, you should carefully read and consider this entire proxy statement and the annexes to this proxy statement, including, but not limited to, the Merger Agreement, along with all of the documents to which we refer in this proxy statement, as they contain important information about, among other things, the Merger and how it affects you. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under the caption, “Where You Can Find More Information.” The Merger Agreement is attached as Annex A to this proxy statement. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger.
Except as otherwise specifically noted in this proxy statement, “Company,” “DoubleVerify,” “we,” “our,” “us” and similar words refer to DoubleVerify Holdings, Inc. including, in certain cases, our subsidiaries. Throughout this proxy statement, we refer to Elliott Investment Management L.P. and its affiliated funds as “Elliott”, Brookfield Asset Management Ltd. and its affiliated funds as “Brookfield”, Neptune BidCo US Inc. as “Parent” and Wallace Merger Sub Inc. as “Merger Sub.” In addition, throughout this proxy statement we refer to the Agreement and Plan of Merger, dated August 6, 2026, by and among DoubleVerify, Parent and Merger Sub (as it may be amended from time to time) as the “Merger Agreement”, the Transactions contemplated by the Merger Agreement as the “Transactions”, our common stock, par value $0.001 per share, as the “Company Common Stock” and the holders of shares of Company Common Stock as “DoubleVerify Stockholders.” Unless indicated otherwise, any other capitalized term used herein but not otherwise defined herein has the meaning assigned to such term in the Merger Agreement.
THE SPECIAL MEETING (see page 27)
Date, Time, Place and Purpose of the Special Meeting; Record Date
A special meeting of DoubleVerify Stockholders to consider and vote on the proposal to adopt the Merger Agreement will be held virtually on [•], 2026, at [•] Eastern Time at [•] (the “Special Meeting”).
At the Special Meeting, DoubleVerify Stockholders of record as of the close of business on [•], 2026 (the “Record Date”) will be asked to consider and vote on the following:
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a proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”);

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a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to DoubleVerify’s named executive officers that is based on or otherwise related to the Merger Agreement and the Transactions (the “Compensation Proposal”); and

•
a proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, including to ensure that any necessary supplement or amendment to the accompanying proxy statement is provided to DoubleVerify Stockholders a reasonable amount of time in advance of the Special Meeting or to solicit additional proxies to approve the Merger Agreement Proposal if there are insufficient votes to adopt such proposal at the time of the Special Meeting (the “Adjournment Proposal”).

We do not expect that any matters other than the proposals set forth above will be brought before the Special Meeting, and only matters specified in the notice of the meeting may be acted upon at the Special Meeting.
Shares Entitled to Vote; Quorum
You are entitled to receive notice of, and vote at, the Special Meeting if you owned shares of Company Common Stock at the close of business on the Record Date. Each holder of Company Common Stock will be entitled to one vote for each such share of Company Common Stock owned at the close of business on the Record Date on all matters properly coming before the Special Meeting.

A quorum of DoubleVerify Stockholders is necessary to hold a valid Special Meeting. The holders of a majority of total voting power of the issued and outstanding shares of Company Common Stock entitled to vote at a meeting of stockholders, present virtually or represented by proxy, constitutes a quorum at the Special Meeting. On the Record Date, there were [•] shares of Company Common Stock outstanding and entitled to vote.
Your shares of Company Common Stock will be counted towards the quorum if you submit a valid proxy (or one is submitted on your behalf by your broker, dealer, commercial bank, trust company or other nominee) or if you vote in advance by telephone or online. Once a DoubleVerify Stockholder entitled to vote at the Special Meeting is present via the virtual meeting website or represented by proxy at the Special Meeting, such DoubleVerify Stockholder’s Company Common Stock will be counted for the purpose of determining a quorum at the Special Meeting and any adjournment of the Special Meeting, even if the Company Common Stock is not voted, including any Company Common Stock for which a DoubleVerify Stockholder directs to abstain from voting. If you are a “street name” holder of Company Common Stock and you provide your bank, broker, trust company or other nominee with voting instructions, then your Company Common Stock will be counted in determining the presence of a quorum. If you are a “street name” holder of Company Common Stock and you do not provide your bank, broker, trust or other nominee with voting instructions, then your Company Common Stock will not be counted in determining the presence of a quorum. For certain proposals, intermediaries may not use their discretion to vote in the absence of express voting instructions from you. If there is no quorum, a majority of the directors present at the Special Meeting may adjourn the Special Meeting to another place, if any, date and time.
Vote Required; Abstentions and Broker Non-Votes
The Merger Agreement Proposal requires, assuming a quorum is present, the affirmative vote of DoubleVerify Stockholders holding a majority of the outstanding shares of capital stock entitled to vote in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) as of the close of business on the Record Date (the “Required Company Stockholder Approval”). Because the required vote for the Merger Agreement Proposal is based on the number of votes the DoubleVerify Stockholders are entitled to cast rather than on the number of votes actually cast, if you (1) are a record holder and fail to authorize a proxy or (2) are a beneficial holder and fail to instruct your broker on how to vote, such failure will have the same effect as votes cast “AGAINST” the Merger Agreement Proposal. As of [•], 2026, the Record Date for the Special Meeting, [•] shares of Company Common Stock constitute a majority of the issued and outstanding shares of Company Common Stock.
Approval of the Compensation Proposal, on a non-binding, advisory basis, requires, assuming a quorum is present, the affirmative vote of the holders of a majority in voting power of the Company Common Stock present in person or represented by proxy and entitled to vote on the matter at the Special Meeting. The approval of the Compensation Proposal is on a non-binding, advisory basis and is not a condition to the completion of the Merger.
Approval of the Adjournment Proposal to adjourn the Special Meeting, when a quorum is present, requires the affirmative vote of the DoubleVerify Stockholders holding a majority in voting power of the shares of Company Common Stock represented at the Special Meeting (present virtually or represented by proxy). When a quorum is not present, the Chairman of the Special Meeting or DoubleVerify Stockholders holding a majority in voting power of the outstanding shares of Company Common Stock represented at the Special Meeting (present virtually or represented by proxy) may adjourn the Special Meeting to another place, if any, date and time.
If a DoubleVerify Stockholder abstains from voting, that abstention will be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as if the DoubleVerify Stockholder voted “AGAINST” the Merger Agreement Proposal. Because the required vote for the Compensation Proposal and the Adjournment Proposal is based on the number of shares of Company Common Stock present and entitled to vote rather than on the number of votes actually cast, abstentions will be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as votes cast “AGAINST” the Compensation Proposal or the Adjournment Proposal.

If no instructions as to how to vote are given in a validly executed, duly returned, and not revoked proxy, the proxy will be voted “FOR” (i) the proposal to adopt the Merger Agreement; (ii) the non-binding, advisory Compensation Proposal; and (iii) Adjournment Proposal.
The Company does not expect any broker non-votes at the Special Meeting because we believe the stock exchange rules applicable to banks, brokers and other nominees do not provide brokers with discretionary authority to vote on the proposals to be presented at the Special Meeting. As a result, we do not expect brokers would be permitted to vote your shares of Company Common Stock at the Special Meeting without receiving instructions. We believe the failure to instruct your broker on how to vote your shares of Company Common Stock will therefore have the same effect as a vote “AGAINST” the Merger Agreement Proposal and, assuming a quorum is present, no effect on the vote for the Compensation Proposal or the Adjournment Proposal.
However, if a beneficial owner of Company Common Stock held in “street name” gives voting instructions to the bank, broker or other nominee with respect to at least one of the proposals, but gives no instruction as to one or more of the other proposals, then that Company Common Stock will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to any proposal as to which instructions were given and will not be voted with respect to any other proposal.
Stock Ownership and Interests of Certain Persons
As of the close of business on the Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, [•] shares of Company Common Stock, representing approximately [•] % of the shares of Company Common Stock outstanding on the Record Date.
Our directors and executive officers have informed us that they currently intend to vote all of their respective shares of Company Common Stock (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the non-binding, advisory Compensation Proposal, and (iii) “FOR” the Adjournment Proposal.
See the section titled “The Special Meeting” beginning on page 27, for additional information on the Special Meeting.
Voting of Proxies (see page 28)
If you are a DoubleVerify Stockholder of record (that is, if your shares of Company Common Stock are registered in your name with Equiniti Trust Company, LLC (“Equiniti”), our transfer agent), there are four (4) ways to vote:
•
by visiting the Internet at the address on your proxy card;

•
by calling toll-free (within the U.S. or Canada) at the phone number on your proxy card;

•
by signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope; or

•
by attending the Special Meeting virtually and voting at the meeting.

Please be aware that, although there is no charge for voting your shares of Company Common Stock, if you vote electronically over the Internet or by telephone, you may incur costs such as Internet access and telephone charges for which you will be responsible.
Even if you plan to attend the Special Meeting virtually, you are strongly encouraged to vote your shares of Company Common Stock by proxy. If you are a record holder or if you obtain a “legal proxy” to vote shares of Company Common Stock that you beneficially own, you may still vote your shares of Company Common Stock virtually at the Special Meeting even if you have previously voted by proxy. If you are present at the Special Meeting and vote virtually, your previous vote by proxy will be cancelled and not counted.
If your shares of Company Common Stock are held in “street name” through a commercial bank, dealer, broker, trust company or other nominee, you may vote through your commercial bank, dealer broker, trust company or other nominee by completing and returning the voting form provided by your commercial bank, dealer, broker, trust company or other nominee, or, if such a service is provided by your commercial bank, dealer, broker, trust company or other nominee, electronically over the Internet or by telephone. To vote over the Internet or by telephone through your commercial bank, dealer, broker, trust company or other nominee, you should follow the instructions on the voting form provided by your commercial bank, dealer, broker, trust company or other nominee.
See the section titled “The Special Meeting — Voting of Proxies” beginning on page 28 for additional information.
Revocability of Proxies (see page 29)
If you are a DoubleVerify Stockholder of record entitled to vote at the Special Meeting, you can revoke or change your proxy at any time before the Special Meeting is held. If you are the record holder of your shares of Company Common Stock, you may revoke or change your proxy in any one of the following ways:
•
Attending the Special Meeting online and voting electronically during the meeting. However, your attendance online at the Special Meeting will not automatically revoke your proxy unless you properly vote electronically during the Special Meeting;

•
Specifically requesting that your prior proxy be revoked by delivering a written notice of revocation prior to the Special Meeting to the Corporate Secretary at DoubleVerify’s corporate headquarters at 462 Broadway, New York, NY 10013;

•
Properly casting a new vote via the Internet or by telephone at any time before the closure of the Internet or telephone voting facilities; or

•
Duly completing a later-dated proxy card relating to the same shares of Company Common Stock and delivering it to the Corporate Secretary before the taking of the vote at the Special Meeting.

At the time the Special Meeting occurs, the most current proxy card or telephone or Internet proxy is the one that is counted.
See the section titled “The Special Meeting — Revocability of Proxies” beginning on page 29 for additional information.
Adjournments (see page 29)
Although it is not currently expected, the Special Meeting may be adjourned to any other time and to any other place (whether virtual or not) by the DoubleVerify Stockholders present or represented at the Special Meeting, although less than a quorum, including for the purpose of ensuring that any necessary supplement or amendment to the accompanying proxy statement is provided to DoubleVerify Stockholders a reasonable amount of time in advance of the Special Meeting or soliciting additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal or if a quorum is not present at the Special Meeting. Other than an announcement to be made at the Special Meeting of the time, date and place (whether virtual or not) of an adjourned meeting, an adjournment generally may be made without notice. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the DoubleVerify Stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned.
See the section titled “The Special Meeting — Adjournments” beginning on page 29 for additional information.
The Company Board’s Recommendation (see page 29)
After careful consideration, DoubleVerify’s Board of Directors (the “Company Board”), acting on the unanimous recommendation of the special committee of the Company Board formed to, among other things, review, evaluate and negotiate the Merger Agreement and the Transactions (the “Special Committee”), has (i) determined that the Merger Agreement, the Merger and the other Transactions are advisable, fair to, and in the best interests of the Company and the DoubleVerify Stockholders, (ii) authorized and approved the execution and delivery of the Merger Agreement and the performance by the Company of its covenants and obligations contained in the Merger Agreement and the consummation by the Company of the Transactions, including the Merger, and (iii) resolved to recommend that DoubleVerify Stockholders approve the adoption of the Merger Agreement and the Transactions, including the Merger, in each case, on the terms and subject to the conditions of the Merger Agreement.
Accordingly, the Company Board recommends, on behalf of DoubleVerify, that you vote as follows: (i) “FOR” the Merger Agreement Proposal; (ii) “FOR” the non-binding, advisory Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.
See the section titled “The Special Meeting — the Company Board’s Recommendation” beginning on page 29 for additional information.
THE MERGER (see page 31)
Parties Involved in the Merger
DoubleVerify Holdings, Inc.
DoubleVerify is one of the industry’s leading media effectiveness platforms that leverages AI to drive superior outcomes for global brands. By creating more effective, transparent ad transactions, DoubleVerify makes the digital advertising ecosystem stronger, safer and more secure, thereby preserving the fair value exchange between buyers and sellers of digital media. As the global digital advertising market has evolved, DoubleVerify has continued to expand its capabilities since its founding in 2008 through new product innovation and partnerships across emerging programmatic media buying platforms and digital media channels, including social and CTV. Company Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “DV”.
Neptune BidCo US Inc.
Parent was formed in Delaware on March 17, 2022, for the purpose of effecting the acquisition of Nielsen Holdings plc and related financing transactions. Since the completion of the acquisition of Nielsen Holdings plc, Parent (together with its subsidiaries, “Nielsen”) has served as the parent company of Nielsen. For more than 100 years, Nielsen has been a global leader in audience measurement, data, and analytics. Today, Nielsen is a media intelligence platform that helps streaming platforms, broadcasters, agencies, and advertisers understand audiences and make informed decisions throughout the full media lifecycle, from content discovery and audience planning to measurement and outcomes. By combining large-scale viewing data with representative people panels, Nielsen provides audience insights across more than 50 markets. Through Gracenote, Nielsen also supplies entertainment metadata, content IDs, and related data that power search, discovery, and personalization across video and audio platforms. Nielsen continues investing in products and technology to meet the growing need for independent media intelligence, trusted audience data, and standardized content information. Parent does not conduct material operations independent of its ownership of, and activities relating to, the Nielsen business.
After the consummation of the Merger, DoubleVerify will be a wholly owned subsidiary of Parent. Parent’s principal executive offices are located at 675 Avenue of the Americas, 4th Floor, New York, New York 10010.
Wallace Merger Sub Inc.
Merger Sub is a direct, wholly owned subsidiary of Parent and was incorporated in Delaware on August 5, 2026, solely for the purpose of engaging in the Merger and the other Transactions. Merger Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Merger and the other Transactions, including the structuring and negotiation of the Merger.
For more information about DoubleVerify, Parent and Merger Sub, see the section titled “The Merger — Parties Involved in the Merger,” beginning on page 31.

Effect of the Merger
On the terms and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, and in accordance with the DGCL, Merger Sub will merge with and into DoubleVerify, with DoubleVerify surviving the merger and continuing as the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Parent. As a result of the Merger, Company Common Stock will no longer be publicly traded, and will be delisted from the NYSE. In addition, Company Common Stock will be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and DoubleVerify will no longer file periodic reports with the Securities and Exchange Commission (the “SEC”) with respect to Company Common Stock. If the Merger is completed, as of immediately following the Effective Time (as defined below), you will not own any shares of the capital stock of the Surviving Corporation.
The Merger will become effective upon the filing of a duly executed certificate of merger with the Secretary of State of the State of Delaware or at such later date or time as may be specified in the certificate of merger and agreed to in writing by the parties to the Merger Agreement in accordance with the DGCL (such time, the “Effective Time”).
For more information about the effect of the Merger, see the section titled “The Merger — Effect of the Merger” beginning on page 31.
Effect on DoubleVerify if the Merger is Not Completed
If the Merger Agreement is not adopted by the DoubleVerify Stockholders, or if the Merger is not completed for any other reason:
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the DoubleVerify Stockholders will continue to hold their shares of Company Common Stock and will not be entitled to, nor will they receive, any payment for their respective shares of Company Common Stock pursuant to the Merger Agreement;

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(A) DoubleVerify will remain an independent public company, (B) Company Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act, and (C) DoubleVerify will continue to file periodic reports with the SEC;

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DoubleVerify anticipates that (A) management will operate the business in a manner similar to that in which it is being operated today and (B) DoubleVerify Stockholders will be subject to similar types of risks and uncertainties as those to which they are currently subject, including, but not limited to, risks and uncertainties with respect to DoubleVerify’s business, prospects and results of operations, as such may be affected by, among other things, the industry in which DoubleVerify operates and economic conditions;

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the price of Company Common Stock may decline significantly, and if that were to occur, it is uncertain when, if ever, the price of Company Common Stock would return to the price at which it trades as of the date of this proxy statement;

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the Company Board will continue to evaluate and review DoubleVerify’s business operations, strategic direction and capitalization, among other things, and will make such changes as are deemed appropriate (irrespective of these efforts, it is possible that no other transaction acceptable to the Company Board would be offered and that DoubleVerify’s business, prospects and results of operations would be adversely impacted); and

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under certain specified circumstances, DoubleVerify may be required to pay Parent a termination fee in the amount of $60,000,000 (the “Company Termination Fee”). For more information, please see the sections of this proxy statement titled “Proposal 1: The Merger Agreement Proposal — Termination of the Merger Agreement” and “Proposal 1: The Merger Agreement Proposal — Termination Fee and Expenses.”

For more information about the effect on DoubleVerify if the Merger is not completed, see the section titled “The Merger — Effect on DoubleVerify if the Merger is Not Completed” beginning on page 32.

Merger Consideration
Company Common Stock
At the Effective Time, subject to the terms and conditions of the Merger Agreement, by virtue of the Merger, the following will occur:
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each share of Company Common Stock issued and outstanding as of immediately prior to the Effective Time will be automatically converted into and shall thereafter represent the right to receive $13.60 in cash, without interest and subject to deduction for any required withholding tax (the “Merger Consideration”), except that no Merger Consideration will be paid with respect to any shares of Company Common Stock (A) owned directly or indirectly by Parent, Merger Sub or any wholly owned subsidiary of Parent or Merger Sub, (B) any shares held by the Company or any wholly owned subsidiary of the Company (including those held in the Company’s treasury) or (C) any shares of Company Common Stock held by DoubleVerify Stockholders that have properly and validly exercised, and not withdrawn, their demand for rights to appraisal in accordance with Section 262 of the DGCL (such shares, the “Dissenting Shares”);

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each share of common stock of Merger Sub, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time will automatically be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of the Surviving Corporation; and

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all shares of Company Common Stock will no longer be outstanding and will automatically be canceled and cease to exist, and thereafter only represent the right to receive the Merger Consideration, without interest and subject to deduction for any required withholding tax (except for holders of Dissenting Shares as described in this section and in the section titled “The Merger — Appraisal Rights”).

After the Merger is completed, you will have the right to receive the Merger Consideration in respect of each share of Company Common Stock that you own (less any required withholding tax), but you will no longer have any rights as a DoubleVerify Stockholder (except that DoubleVerify Stockholders who properly exercise, and do not withdraw, their appraisal rights will have a right to receive payment of the “fair value” of their shares of Company Common Stock as determined pursuant to an appraisal proceeding, as contemplated by Section 262 of the DGCL). For more information, please see the section of this proxy statement titled “The Merger — Appraisal Rights.”
For more information about the Merger Consideration, see the section titled “The Merger — Merger Consideration,” beginning on page 32.
Treatment of Company Equity Awards
The Merger Agreement also provides for the following treatment of outstanding DoubleVerify equity awards, each of which will occur at the Effective Time, by virtue of the Merger:
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Each vested, in-the-money stock option (each, a “Company Stock Option”), including each Company Stock Option that vests in connection with the closing of the Merger (the “Closing” and the date on which such Closing actually occurs, the “Closing Date”), will be cashed out for its aggregate spread value (based on the excess of the Merger Consideration over the per-Share exercise price and the number of shares of Company Common Stock underlying such Company Stock Option). Each unvested, in-the-money Company Stock Option will be converted to a cash award (a “Cash Replacement Award”) equal to its aggregate spread value which will vest and be paid out on the same vesting terms that applied to the corresponding Company Stock Option. All underwater Company Stock Options (whether vested or unvested) will be canceled for no consideration.

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Each vested restricted stock unit (each, a “Company RSU”), including each Company RSU that vests in connection with the Closing, will be cashed out for an amount in cash equal to the product of the Merger Consideration and the number of shares of Company Common Stock subject to such vested Company RSU. Each unvested Company RSU will be converted to a Cash Replacement Award equal to the product of the Merger Consideration and the number of unvested shares of Company Common

Stock subject to such Company RSU, which will vest and be paid out on the same vesting terms that applied to the corresponding Company RSU.
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Each performance share unit (each, a “Company PSU”) as to which the applicable performance-based vesting conditions have been satisfied and that remain subject solely to service-based vesting conditions (each, an “Earned Company PSU”), will, to the extent vested as of immediately prior to the Effective Time, be cashed out for an amount in cash equal to the product of the Merger Consideration and the number of shares of Company Common Stock subject to such vested Earned Company PSU. Each Earned Company PSU that does not vest in connection with the Closing will be converted to a Cash Replacement Award equal to the product of the Merger Consideration and the number of shares of Company Common Stock subject to such unvested Earned Company PSU, which Cash Replacement Award will vest and be paid out on the same terms that applied to the corresponding Earned Company PSU. Each Company PSU that is not an Earned Company PSU will be converted into a restricted stock unit award (each, a “Converted PSU”) with respect to the number of shares of Company Common Stock determined by the Compensation Committee of the Company Board (the “Compensation Committee”) based on performance through the Effective Time, in accordance with the underlying award agreement, subject to Parent’s review and reasonable comment. Each Converted PSU will be converted into the right to receive a Cash Replacement Award equal to the product of the Merger Consideration and the number of shares of Company Common Stock subject to such Converted PSU, which Cash Replacement Award will vest and be paid out on the same terms that applied to the corresponding Converted PSU.

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All Cash Replacement Awards will accelerate upon a severance-eligible employment termination within twelve months following the Effective Time, or the holder’s death.

For more information about the treatment of Company equity awards see the section titled “The Merger — Merger Consideration” beginning on page 32.
Recommendation of the Company Board and Reasons for the Merger (see page 52)
After careful consideration, the Company Board, acting on the unanimous recommendation of the Special Committee, has (i) determined that the Merger Agreement, the Merger and the other Transactions are advisable, fair to, and in the best interests of the Company and the DoubleVerify Stockholders, (ii) authorized and approved the execution and delivery of the Merger Agreement and the performance by the Company of its covenants and obligations contained in the Merger Agreement and the consummation by the Company of the Transactions, including the Merger, and (iii) resolved to recommend that DoubleVerify Stockholders approve the adoption of the Merger Agreement and the Transactions, including the Merger, in each case, on the terms and subject to the conditions of the Merger Agreement.
Accordingly, the Company Board unanimously recommends, on behalf of DoubleVerify, that you vote (i) “FOR” the Merger Agreement Proposal; (ii) “FOR” the non-binding, advisory Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.
For more information about the material factors considered by the Company Board in reaching its conclusions see the section titled “Recommendation of the Company Board and Reasons for the Merger” beginning on page 52.
Opinion of PJT Partners (see page 59 and Annex B)
PJT Partners LP (“PJT Partners”) was retained by the Special Committee to act as its financial advisor in connection with the Merger and, upon the Special Committee’s request, to render its fairness opinion to the Special Committee and the Company Board in connection therewith. The Special Committee selected PJT Partners to act as its financial advisor based on PJT Partners’ qualifications, expertise and reputation, its knowledge of the Company’s industry and its knowledge and understanding of the business and affairs of the Company. At a meeting of the Special Committee on August 6, 2026, PJT Partners rendered its oral opinion, subsequently confirmed in its written opinion dated August 6, 2026, to the Special Committee and the Company Board that, as of the date thereof and based upon and subject to, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by PJT Partners in connection with the opinion (which are stated in its written opinion), the

Merger Consideration to be received by the holders of shares of Company Common Stock (other than the shares of Company Common Stock held in the treasury of DoubleVerify or owned, directly or indirectly, by Parent, Merger Sub or a wholly owned subsidiary of DoubleVerify (collectively, the “Excluded Shares”) and any Dissenting Shares) in the Merger was fair to such holders from a financial point of view.
The full text of PJT Partners’ written opinion delivered to the Special Committee and the Company Board, dated August 6, 2026, is attached as Annex B and incorporated into this proxy statement by reference in its entirety. PJT Partners’ written opinion has been provided by PJT Partners at the request of the Special Committee and is subject to, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by PJT Partners in connection with the opinion (which are stated therein). You are encouraged to read the opinion carefully in its entirety. PJT Partners provided its opinion to the Special Committee and the Company Board, in their respective capacities as such, in connection with and for purposes of their evaluation of the Merger only and PJT Partners’ opinion does not constitute a recommendation as to any action the Special Committee or the Company Board should take with respect to the Merger or how any holder of Company Common Stock should vote or act with respect to the Merger or any other matter. The summary of the PJT Partners opinion contained in this proxy statement is qualified in its entirety by reference to the full text of PJT Partners’ written opinion.
For a summary of PJT Partners’ opinion and the methodology that PJT Partners used to render its opinion, see the section titled “Opinion of PJT Partners” beginning on page 59.
Voting and Support Agreement (see page 122)
Concurrently with the execution of the Merger Agreement, each of Providence VII U.S. Holdings L.P. and Providence Butternut Co-Investment L.P. (collectively, the “Supporting Stockholders”) entered into a Voting and Support Agreement with Parent (the “Voting Agreement”), pursuant to which the Supporting Stockholders have agreed, among other things and subject to the terms and conditions of the Voting Agreement, to vote the shares of Company Common Stock owned by the Supporting Stockholders (A) in favor of (i) the Merger and the adoption of the Merger Agreement and each of the other Transactions, (ii) any other actions presented at any meeting of the DoubleVerify Stockholders that are necessary to consummate the Transactions, and (iii) any proposal to adjourn or postpone such meeting to a later date if there are not sufficient votes for the adoption of the Merger Agreement on the date on which such meeting is held, and (B) against any proposal, action or agreement that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or Transactions. The Supporting Stockholders own approximately [11.8]% of the outstanding shares of Company Common Stock as of the close of business on the Record Date. For more information, please see the section of this proxy statement titled “Voting Agreement” beginning on page 122.
Interests of DoubleVerify’s Directors and Executive Officers in the Merger (see page 70)
The Company’s executive officers as of the date hereof and for purposes of this proxy statement are Mark Zagorski (Chief Executive Officer), Nicola Allais (Chief Financial Officer), Steven Mougis (Global Chief Commercial Officer), Andrew Grimmig (Chief Legal Officer) and Julie Eddleman (Former Executive Vice President and Global Commercial Officer). The Company’s non-employee directors as of the date hereof and for purposes of this proxy statement are Laura B. Desmond, Lucy Stamell Dobrin, Sundeep Jain, Robert Davis Noell, Rosario Perez, Jennifer Storms, Gary Swidler, Kelli Turner and Scott Wagner.
When considering the foregoing recommendation of the Company Board that the DoubleVerify Stockholders should vote to approve the Merger Agreement Proposal, the DoubleVerify Stockholders should be aware that DoubleVerify’s directors and executive officers may have certain interests in the Merger that may be different from, or in addition to, the interests of the DoubleVerify Stockholders more generally, including those interests listed below and in the section titled “Interests of DoubleVerify’s Directors and Executive Officers in the Merger,” beginning on page 70. The Company Board was aware of and considered these interests, among other matters, when (1) evaluating and negotiating the Merger Agreement, (2) approving the Merger Agreement and the Merger, and (3) recommending that the Merger Agreement Proposal be approved by the DoubleVerify Stockholders. These interests include the following:

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payment in respect of in-the-money vested Company Stock Options, vested Company RSUs, and vested Company PSUs and potential accelerated vesting and payment in respect of Cash Replacement Awards;

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potential participation in Parent’s equity-based incentive plan or similar arrangements of the Surviving Corporation;

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potential transaction-related bonuses payable in connection with the Merger;

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potential severance benefits in the event of a qualifying termination of employment in connection with the Merger; and

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continued indemnification and directors’ and officers’ liability insurance to be provided by the Surviving Corporation.

If the Merger Agreement Proposal is approved, the shares of Company Common Stock held by the Company Board and executive officers will be treated in the same manner as outstanding shares of Company Common Stock held by all other DoubleVerify Stockholders. For more information, please see the section of this proxy statement titled “Interests of DoubleVerify’s Directors and Executive Officers in the Merger.”
Financing of the Merger (see page 76)
The Merger is not conditioned upon receipt of financing by Parent, Merger Sub, or any of their respective Affiliates. We presently anticipate that the total funds needed to complete the Merger and the related Transactions will be approximately $2,332,000,000, excluding estimated transaction fees and expenses. Parent expects these amounts to be funded through a combination of committed debt financing, equity commitments, and cash available on Parent’s and DoubleVerify’s balance sheets.
In connection with the financing of the Merger, Elliott Associates, L.P. and Elliott International, L.P. (collectively, the “Equity Investors”) have entered into an equity commitment letter in favor of Parent, dated as of August 6, 2026 (the “Equity Commitment Letter”), pursuant to which the Equity Investors have severally committed, subject to the terms and conditions contained therein, to provide an aggregate amount in immediately available funds equal to $200,000,000 to Parent and Merger Sub, for the purpose of providing Parent and Merger Sub with sufficient cash, when taken together with cash available on DoubleVerify’s balance sheet and the proceeds of the Debt Financing (as defined below), to consummate the Merger, make certain cash payments required under the Merger Agreement on the Closing Date and pay all related fees and expenses (the “Equity Financing”).
The Equity Financing, together with the Debt Financing (as defined below), is in an amount sufficient to pay the Merger Consideration to DoubleVerify Stockholders in the Merger (and related Company fees and expenses). Parent has delivered to the Company a debt commitment letter (the “Debt Commitment Letter” and, together with the Equity Commitment Letter, the “Commitment Letters”), dated as of August 6, 2026, by and among Parent, Bank of America, N.A., BofA Securities, Inc., Barclays Bank PLC and Citigroup Global Markets Inc. (collectively, the “Initial Lenders”, and together with any other financial institutions that become parties thereto, the “Debt Commitment Parties”), pursuant to which the Debt Commitment Parties have committed to provide debt financing consisting of a $800,000,000 incremental term loan facility, and to the extent Parent is unable to place debt securities in an aggregate principal amount of $1,000,000,000, an up to $1,000,000,000 senior secured bridge facility (collectively, the “Debt Financing,” and with the Equity Financing, the “Financing”). Under the terms of the Debt Commitment Letter, the senior secured bridge facility, if funded, will mature on the first anniversary of the Closing Date. Any bridge loans not previously repaid in full will, upon maturity, automatically convert into senior secured conversion term loans (the “Secured Conversion Term Loans”) maturing on the date that is seven (7) years after the Closing Date. Beginning five (5) business days prior to the date on which bridge loans are converted into Secured Conversion Term Loans, and at the option of the applicable lenders, the Secured Conversion Term Loans may be exchanged in whole or in part for senior secured exchange notes (the “Secured Exchange Notes”) having an equal principal amount and maturing on the date that is seven (7) years after the Closing Date. No Secured Exchange Notes may be issued unless requests to exchange total at least $500 million in aggregate principal amount and at least $500 million of Secured Exchange Notes are outstanding immediately following the exchange. The Secured Exchange Notes would bear interest payable semi-annually in arrears and would be secured on a pari passu basis with the incremental term loan facility. The obligations of the Debt Commitment Parties to provide Debt Financing under the Debt Commitment Letter are subject to a number of customary conditions. For more information, please see the section of this proxy statement titled “The Merger — Financing of the Merger — Debt Commitment Letter.”
The Company and each of the Equity Investors have also entered into a limited guarantee in favor of DoubleVerify, dated as of August 6, 2026 (the “Limited Guarantee”), pursuant to which each Equity Investor has agreed to guarantee (up to an agreed upon cap) the due and punctual payment of and discharge of its pro rata percentage of the payment obligations and liabilities of Parent and Merger Sub, if, as and when due, of (a) the Parent Termination Fee (as defined below) to the extent that such amount is required to be paid by Parent under the Merger Agreement, (b) the recovery costs payable to the Company in enforcing the payment of the Parent Termination Fee, if applicable, and (c) the reimbursement and indemnification obligations with respect to any reasonable and documented out-of-pocket third-party costs and expenses incurred by DoubleVerify and its subsidiaries in connection with the arrangement of the Debt Financing, and in the case of clause (a) and clause (b), solely in the event of certain circumstances giving rise to a valid termination of the Merger Agreement by (i) DoubleVerify in accordance therewith or (ii) Parent under certain circumstances therein.
For more information, see the section titled “The Merger — Financing of the Merger” beginning on page 76.
Appraisal Rights (see page 78)
If the Merger is consummated, DoubleVerify Stockholders of record and beneficial owners of shares of Company Common Stock who continuously hold such shares of Company Common Stock through the Effective Time, who do not vote their shares in favor of the adoption of the Merger Agreement, who properly demand appraisal of such shares in accordance with Section 262 of the DGCL, and who otherwise comply with the statutory requirements of Section 262 of the DGCL will be entitled to seek appraisal by the Court of Chancery of the State of Delaware (the “Delaware Court of Chancery”) of the “fair value” of their shares of Company Common Stock. The amount determined to be fair value by the court will be determined as of the Effective Time and could be more than, the same as or less than the Merger Consideration. Voting “AGAINST” or failing to vote “FOR” the adoption of the Merger Agreement by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL.
This section is intended as a brief summary of the material provisions of Delaware law pertaining to appraisal rights. The following discussion, however, is not a complete summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL that is accessible at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and incorporated by reference herein. Due to the complexity of the appraisal process, DoubleVerify Stockholders and beneficial owners of shares of Company Common Stock who wish to seek appraisal of their shares or who wish to preserve their rights to do so should review the section of this proxy statement titled “The Merger — Appraisal Rights” and the applicable provisions of Section 262 of the DGCL carefully and are encouraged to seek the advice of legal counsel and financial advisors with respect to the exercise of appraisal rights since failure to timely and fully comply with the procedures set forth therein will result in the loss of such rights.
Generally, to exercise appraisal rights, DoubleVerify Stockholders of record and beneficial owners of shares of Company Common Stock must (1) properly demand appraisal of such holder’s or owner’s shares of Company Common Stock, (2) not vote in favor of the adoption of the Merger Agreement (whether by voting against the Merger Agreement Proposal, abstaining or otherwise not voting with respect to the adoption of the Merger Agreement), (3) continuously hold (in the case of a holder of record) or own (in the case of a beneficial owner) such shares of Company Common Stock through the effective date of the Merger, (4) not withdraw their demands or otherwise lose their rights to appraisal, and (5) otherwise comply with the statutory requirements and satisfy certain ownership thresholds set forth in Section 262 of the DGCL, in which case, such DoubleVerify Stockholder may be entitled to have their shares of Company Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash for the “fair value” of their shares of Company Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the Effective Time through the date of payment of the judgment.
Failure to follow exactly the procedures specified under Section 262 of the DGCL may result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of DoubleVerify unless certain stock ownership conditions are satisfied by the DoubleVerify Stockholders and beneficial owners of shares of Company Common Stock seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in this proxy statement, which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. If you hold your shares of Company Common Stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or other nominee to determine the appropriate procedures for the making of a demand for appraisal on your behalf by your bank, broker or other nominee. For more information, please see the section of this proxy statement titled “The Merger — Appraisal Rights.”
Certain Material U.S. Federal Income Tax Consequences of the Merger (see page 85)
A “U.S. Holder” (as defined in the section entitled “The Merger — Certain Material U.S. Federal Income Tax Consequences of the Merger”) will generally recognize gain or loss for U.S. federal income tax purposes on the exchange of such U.S. Holder’s shares of Company Common Stock for the Merger Consideration (including any amounts required to be withheld for tax purposes) pursuant to the Merger in an amount equal to the difference, if any, between the amount of Merger Consideration such U.S. Holder receives pursuant to the Merger (including any amounts required to be withheld for tax purposes) and such U.S. Holder’s adjusted tax basis in such surrendered shares.
A “Non-U.S. Holder” (as defined in the section entitled “The Merger — Certain Material U.S. Federal Income Tax Consequences of the Merger”) will generally not be subject to U.S. federal income tax with respect to the exchange of such Non-U.S. Holder’s shares of Company Common Stock for Merger Consideration in the Merger unless such Non-U.S. Holder has certain connections to the United States or such shares are treated as a United States real property interest in such Non-U.S. Holder’s hands, which we do not believe they are.
For more information, please see the section of this proxy statement titled “The Merger — Certain Material U.S. Federal Income Tax Consequences of the Merger”.
Each DoubleVerify Stockholder should consult its tax advisor in light of its particular circumstances and any specific tax consequences relating to the Merger, including U.S. federal, state, local and non-U.S. income and other tax consequences.
Regulatory Approvals Required for the Merger (see page 88)
Completion of the Merger is subject to clearances under the Hart — Scott — Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and filings and approvals under the Antitrust Laws (as defined in the section titled “The Merger — Regulatory Approvals Required for the Merger”) of other foreign jurisdictions, including the Australian Competition and Consumer Act 2010 (Cth), the Cyprus Control of Concentrations Between Undertakings Law of 2014 (Law 83(I)/2014), the German Act Against Restraints of Competition (Gesetz gegen Wettbewerbsbeschränkungen) and the Moroccan Law No. 104-12 on Freedom of Prices and Competition (Loi n° 104-12 sur la liberté des prix et de la concurrence).
DoubleVerify, Parent and Merger Sub have agreed to use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and cooperate with each other in order to do, all things necessary, proper or advisable under Antitrust Laws to consummate the Transactions at the earliest practicable date, subject to certain limitations, further described in the section titled “The Merger — Regulatory Approvals Required for the Merger.”
Parent and DoubleVerify filed the notification required under the HSR Act with the Premerger Notification Office of the Federal Trade Commission (the “FTC”) and the Antitrust Division of the United States Department of Justice (the “DOJ”) on August 20, 2026. A transaction notifiable under the HSR Act may not be completed until the expiration or termination of a 30-day waiting period following the parties’

filings of their HSR Act notification and report forms. If the FTC or the DOJ issues a request for additional information and documentary materials (a “Second Request”) prior to the expiration of the initial waiting period, the parties must observe a second 30-day waiting period, which would begin to run only after the parties have substantially complied with the Second Request, unless the waiting period is terminated earlier or the parties otherwise agree to extend the waiting period.
On September 3, 2026, notification and report forms were filed by the parties with certain foreign merger control authorities under the Antitrust Laws and competition laws of Australia, Cyprus, Germany and Morocco.
For more information, please see the sections of this proxy statement titled “Proposal 1: The Merger Agreement Proposal — Termination of the Merger Agreement,” and “Proposal 1: The Merger Agreement Proposal — Termination Fee and Expenses.”
THE MERGER AGREEMENT PROPOSAL (see page 90)
A summary of the material provisions of the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement, is described in the section of this proxy statement titled “Proposal 1: The Merger Agreement Proposal” beginning on page 90. Among other things, the Merger Agreement includes the below terms and obligations.
Non-Solicitation (see page 99)
No Solicitation of Other Offers
During the period beginning with the date of the Merger Agreement and continuing until the earlier of (x) the valid termination of the Merger Agreement or (y) the Effective Time, DoubleVerify has agreed not to, and has agreed to cause its subsidiaries and their respective officers, directors and employees not to, and has agreed to instruct and use commercially reasonable efforts to cause its and its subsidiaries’ other Representatives not to, directly or indirectly:
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initiate, seek, solicit or knowingly facilitate or encourage any discussions, inquiries, proposals or offers that constitute, or would reasonably be expected to lead to, an Acquisition Proposal (as defined in the section titled “Proposal 1: The Merger Agreement Proposal — Acquisition Proposals”);

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other than pursuant to the terms of the Merger Agreement, enter into, engage, continue or otherwise participate in any negotiations or discussions, provide or cause to be provided any non-public information or data relating to DoubleVerify or any of its subsidiaries, or afford access to the books or records of officers of DoubleVerify or any of its subsidiaries, in each case for the purpose of encouraging or knowingly facilitating the making, submission or announcement of any proposal or inquiry that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal;

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enter into any Alternative Acquisition Agreement (as defined in the section titled “Proposal 1: The Merger Agreement Proposal — Adverse Recommendation Changes and Alternative Acquisition Agreements”) or enter into any agreement requiring DoubleVerify to abandon, terminate or fail to consummate the Transactions; or

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endorse, approve or recommend any proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal.

At any time after the date of the Merger Agreement, but prior to the receipt of the Required Company Stockholder Approval, if DoubleVerify receives an unsolicited bona fide written Acquisition Proposal that did not result from a breach (other than an immaterial breach) of the non-solicitation covenants in the Merger Agreement and the Company Board or any committee of the Company Board (including the Special Committee) determines in good faith, after consultation with its financial advisors and outside legal counsel, (1) that such Acquisition Proposal constitutes or would reasonably be expected to lead to a Superior Proposal (as defined in the section titled “Proposal 1: The Merger Agreement Proposal — Acquisition Proposals”), and (2) that the failure to take such action would be inconsistent with the Company Board’s fiduciary duties under applicable law, then DoubleVerify may (i) furnish information (including non-public information with respect to the Company and its subsidiaries), and afford access to the books or records or officers of the Company and its subsidiaries, to the person making such Acquisition Proposal, pursuant to a customary confidentiality agreement; (ii) engage or participate in discussions or negotiations with such person or its representatives regarding such Acquisition Proposal; and (iii) otherwise facilitate and encourage such Acquisition Proposal; provided that, prior to, or substantially concurrently with, the time such information is provided to such person or its representatives, DoubleVerify shall, subject to applicable law and any applicable “clean team” or similar arrangement, provide or make available to Parent any non-public information concerning the Company or any of its subsidiaries that is provided to the person making such Acquisition Proposal or its representatives which was not previously made available to Parent.
Additionally, if (A) the Company receives an unsolicited bona fide written Acquisition Proposal that did not result from a breach (other than an immaterial breach) of the non-solicitation covenants in the Merger Agreement, and (B) the Company Board or any committee of the Company Board (including the Special Committee) determines in good faith, after consultation with its financial advisors and outside legal counsel that (x) such Acquisition Proposal constitutes a Superior Proposal and (y) the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under applicable law, the Company Board may (i) make an Adverse Recommendation Change, or (ii) terminate the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal, or authorize, resolve, agree or propose publicly to take any such action, if, in each case, all of the following conditions are met: (1) the Company provides Parent four (4) Business Days’ prior written notice of its intention to take such action, which notice will (a) state expressly that the Company has received a written Acquisition Proposal that constitutes a Superior Proposal, (b) include as exhibits thereto an unredacted copy of the Alternative Acquisition Agreement and any other contracts available to DoubleVerify to be entered into in connection with such Acquisition Proposal that DoubleVerify received, and (c) state expressly that, subject to any revisions to the terms and conditions of the Merger Agreement, the Company Board or any committee thereof has determined to make an Adverse Recommendation Change or to terminate the Merger Agreement in order to enter into the Alternative Acquisition Agreement, as applicable (provided that, if the applicable alternative acquiror amends any of the financial terms or any other material term or condition of the applicable Superior Proposal, the Company will be required to provide Parent with a new notice and an additional three (3) business day matching period from the time of Parent’s receipt of such new notice), (2) during the applicable notice period (including any extensions) and prior to making any Adverse Recommendation Change or terminating the Merger Agreement to enter into such Superior Proposal, the Company negotiates and engages, and causes its directors, officers and employees to, and instructs and uses commercially reasonable efforts to cause its other representatives to negotiate and engage, with Parent in good faith to propose any adjustments to the terms and conditions of the Merger Agreement such that the Acquisition Proposal ceases to be a Superior Proposal, and (3) at the end of the applicable notice period, the Company Board (or any committee thereof) again determines in good faith, after consultation with its outside legal counsel and financial advisors (and after taking into account any adjustments proposed in writing by Parent during the notice period), that the Acquisition Proposal continues to constitute a Superior Proposal and that the failure to make such Adverse Recommendation Change or to terminate the Merger Agreement would be inconsistent with its fiduciary duties under applicable law.
For more information, please see the section of this proxy statement titled “Proposal 1: The Merger Agreement Proposal — Acquisition Proposals.”
If DoubleVerify terminates the Merger Agreement for the purpose of accepting and entering into an agreement in respect of a Superior Proposal, DoubleVerify is required to pay the Company Termination Fee to Parent. For more information, please see the section of this proxy statement titled “Proposal 1: The Merger Agreement Proposal — Termination Fee and Expenses.”
Conditions to the Consummation of the Merger (see page 110)
The obligations of DoubleVerify, Parent and Merger Sub, as applicable, to consummate the Merger are subject to the satisfaction or waiver of customary conditions, including the following:
•
the Required Company Stockholder Approval having been obtained;

•
the absence of any temporary restraining order, preliminary or permanent injunction or other judgment, order, ruling or decree issued by any court of competent jurisdiction, or other legal restraint or prohibition, being in effect, or law enacted, entered, promulgated, enforced or deemed applicable by any governmental entity that, in any case, prohibits, enjoins, restrains or makes illegal the consummation of the Transactions (including the Merger) or imposes a Remedial Restriction (as defined in the section titled “Proposal 1: The Merger Agreement Proposal — Antitrust”);
•
the expiration or termination of any applicable waiting period (or extension) under the HSR Act and receipt of the other approvals under Antitrust Laws of Australia, Cyprus, Germany and Morocco;

•
the accuracy of the representations and warranties of DoubleVerify, Parent and Merger Sub in the Merger Agreement, subject to certain qualifiers, as of each of the date of the Merger Agreement and the Closing Date, as if made as of the Closing Date or the date in respect of which such representation or warranty was specifically made;

•
the compliance in all material respects by DoubleVerify, Parent and Merger Sub of their respective agreements and covenants of the Merger Agreement required to be performed and complied with by DoubleVerify, Parent and Merger Sub, as applicable, at or prior to the Closing;

•
the absence of a Material Adverse Effect (as defined in the section titled “Proposal 1: The Merger Agreement Proposal — Material Adverse Effect”) on DoubleVerify’s operations since the date of the Merger Agreement that has occurred and that is continuing as of the Effective Time; and

•
the Company’s debt payoff having occurred.

For more information, please see the section of this proxy statement titled “Proposal 1: The Merger Agreement Proposal — Conditions to Consummation of the Merger.”
Termination of the Merger Agreement (see page 111)
The Company and Parent have the right to terminate the Merger Agreement under certain circumstances. Either DoubleVerify or Parent may terminate the Merger Agreement if:
•
they mutually agree in writing,

•
there is a final, non-appealable order or other action by a court or governmental entity of competent jurisdiction permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger,

•
the Required Company Stockholder Approval is not obtained at the Special Meeting (or any adjournment or postponement thereof), or

•
the Merger has not been consummated by the Termination Date (as defined in the section titled “Proposal 1: The Merger Agreement Proposal — Termination of the Merger Agreement”).

Parent may terminate the Merger Agreement if:
•
the Company Board effectuates an Adverse Recommendation Change, or

•
upon a breach of any covenant or agreement made by DoubleVerify in the Merger Agreement, or any representation or warranty of DoubleVerify is inaccurate or becomes inaccurate after the date of the Merger Agreement, subject to a cure period, and in each case such that a condition to Closing will not be satisfied.

Additionally, DoubleVerify may terminate the Merger Agreement if:
•
prior to obtaining the Required Company Stockholder Approval, DoubleVerify accepts a Superior Proposal in accordance with the terms of the Merger Agreement,

•
upon a breach of any covenant or agreement made by Parent or Merger Sub in the Merger Agreement, or any representation or warranty of Parent or Merger Sub is inaccurate or becomes inaccurate after the date of the Merger Agreement, subject to a cure period, and in each case such that a condition to Closing will not be satisfied, or

•
(A) all of the conditions that DoubleVerify is required to satisfy prior to Closing have been met, (B) DoubleVerify has delivered irrevocable written notice to Parent irrevocably confirming that (i) all of the Merger conditions DoubleVerify is required to satisfy prior to Closing have been satisfied or irrevocably waived and (ii) DoubleVerify stands ready, willing and able to take such actions, and (C) Parent fails to consummate the Closing on or prior to the later of (x) three (3) business days from the date of such notice and (y) the date that is three (3) business days after the date on which Closing is otherwise required to occur.
If the Merger Agreement is terminated under certain circumstances, such as if DoubleVerify accepts a Superior Proposal, DoubleVerify is obligated to pay to Parent the Company Termination Fee in the amount of $60,000,000 and under certain other circumstances, Parent will be required to pay the Company a termination fee of $144,000,000 (the “Parent Termination Fee”).
For more information, please see the sections of this proxy statement titled “Proposal 1: The Merger Agreement Proposal — Termination of the Merger Agreement” and “Proposal 1: The Merger Agreement Proposal — Termination Fee and Expenses.”

QUESTIONS AND ANSWERS
The following questions and answers address some commonly asked questions regarding the Merger, the Merger Agreement and the Special Meeting. These questions and answers may not address all questions that are important to you. You should carefully read and consider the more detailed information contained elsewhere in this proxy statement and the annexes to this proxy statement, including, but not limited to, the Merger Agreement, along with all of the documents we refer to in this proxy statement, as they contain important information about, among other things, the Merger and how it affects you. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under the caption, “Where You Can Find More Information.”
Q:
Why am I receiving this proxy statement and proxy card or voting instruction form?

A:
You are receiving this proxy statement and proxy card or voting instruction form in connection with the solicitation of proxies by the Company Board for use at the Special Meeting because you have been identified as a holder of Company Common Stock as of the close of business on the Record Date for the Special Meeting. This proxy statement describes matters on which we urge you to vote and is intended to assist you in deciding how to vote your shares of Company Common Stock with respect to such matters.

Q:
What is a proxy?

A:
A proxy is your legal designation of another person to vote your shares of Company Common Stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of Company Common Stock is called a “proxy card.” Because it is important that as many stockholders as possible be represented at the Special Meeting, the Company Board is asking that you review this proxy statement carefully and then vote by following the instructions set forth on the proxy card. All shares of Company Common Stock represented by valid proxies will be voted in accordance with the stockholder’s specific instructions.

Q:
When and where is the Special Meeting?

A:
The Special Meeting will be held virtually on [•], 2026 at [•] a.m. Eastern Time at www.virtualshareholdermeeting.com/DV2026SM.

Q:
What if during the check-in time or during the Special Meeting I have technical difficulties or trouble accessing the virtual Special Meeting website?

A:
If you encounter any difficulties while accessing the virtual Special Meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual Special Meeting registration page at least 15 minutes prior to the start of the Special Meeting.

Q:
What am I being asked to vote on at the Special Meeting?

A:
You are being asked to consider and vote on:

•
a proposal to approve the Merger Agreement Proposal, pursuant to which Merger Sub will merge with and into DoubleVerify and DoubleVerify will become a wholly owned subsidiary of Parent;

•
a proposal to approve, on a non-binding, advisory basis, the Compensation Proposal; and

•
a proposal to approve the Adjournment Proposal.

Q:
Who is entitled to vote at the Special Meeting?

A:
DoubleVerify Stockholders as of the close of business on the Record Date are entitled to receive notice of, and to vote at, the Special Meeting. Each holder of Company Common Stock is entitled to cast one vote on each matter properly brought before the Special Meeting for each share of Company Common Stock that such holder owned as of the close of business on the Record Date.

Q:
May I attend the Special Meeting virtually and vote at the Special Meeting?

A:
DoubleVerify Stockholders as of the close of business on the Record Date are entitled to notice of the Special Meeting and to vote at the Special Meeting. If you are a DoubleVerify Stockholder of record, you do not need to do anything in advance to attend and/or vote your shares of Company Common Stock at the Special Meeting.

Beneficial owners of Company Common Stock may gain access to the meeting by logging into their brokerage firm’s website and selecting the stockholder communications mailbox to link through to the Special Meeting; instructions should also be provided on the voting instruction card provided by their commercial bank, dealer, broker, trust company or other nominees. We encourage you to access the Special Meeting before it begins. Online check-in will start approximately 15 minutes before the Special Meeting is scheduled to begin at [•] a.m. Eastern Time on [•], 2026.
Notwithstanding the foregoing, your vote is very important — we urge you to submit your proxy as soon as possible. Please follow the instructions set forth on the enclosed proxy card (or voting instruction form provided by the record holder if your shares are held in the name of a broker, bank or other nominee).
Q:
May I attend the Special Meeting in person?

A:
No. You will not be able to attend the Special Meeting physically in person. If you plan to attend the Special Meeting online, please follow the instructions in the section of this proxy statement titled “Notice of Special Meeting of Stockholders”.

Q:
What will I receive if the Merger is completed?

A:
Upon completion of the Merger, you will be entitled to receive an amount in cash equal to $13.60, without interest thereon and subject to any required withholding tax, for each share of Company Common Stock that you own immediately prior to the Effective Time, unless you are entitled to, and have properly exercised and not withdrawn, failed to perfect or otherwise lost, appraisal rights under Section 262 of the DGCL. For example, if you own one hundred (100) shares of Company Common Stock, you would receive $1,360 in cash in exchange for your shares of Company Common Stock, without interest and subject to deduction for any required withholding tax. You will not receive any shares of the capital stock in the Surviving Corporation. For more information, please see the section of this proxy statement titled “Proposal 1: The Merger Agreement Proposal — Merger Consideration.”

Q:
How does the Merger Consideration compare to the market price of Company Common Stock prior to the announcement of entry into the Merger Agreement?

A:
The Merger Consideration represents a 22%, 30%, and 30% premium to the price per share of Company Common Stock, based on the volume weighted average price for the 30, 60 and 90 trading day periods, respectively, ending on August 5, 2026, the last trading day prior to the announcement of the transaction. On [•], 2026, the last practicable day before the printing of this proxy statement, the closing price of Company Common Stock on the NYSE was $[•] per share.

Q:
What will I receive for my Company Stock Options, Company RSUs, and Company PSUs, as applicable, if the Merger is completed?

A:
At the Effective Time, by virtue of the Merger:

•
Each vested, in-the-money Company Stock Option, including awards that vest in connection with the Closing, will be cashed out for its aggregate spread value (based on the excess of the Merger Consideration over the per-Share exercise price and the number of Shares underlying such Company Stock Option). Each unvested, in-the-money Company Stock Option will be converted to a Cash Replacement Award equal to its aggregate spread value which will vest and be paid out on the same vesting terms that applied to the corresponding Company Stock Option. All underwater Company Stock Options (whether vested or unvested) will be canceled for no consideration.

•
Each vested Company RSU, including each award that vests in connection with the Closing, will be cashed out for an amount in cash equal to the product of the Merger Consideration and the number of shares of Company Common Stock subject to such vested Company RSU. Each unvested Company RSU will be converted to a Cash Replacement Award equal to the product of the Merger Consideration and the number of unvested shares of Company Common Stock subject to such Company RSU, which will vest and be paid out on the same vesting terms that applied to the corresponding Company RSU.
•
Each Company PSU as to which the applicable performance-based vesting conditions have been satisfied and that remain subject solely to service-based vesting conditions will, to the extent vested as of immediately prior to the Effective Time, be cashed out for an amount in cash equal to the product of the Merger Consideration and the number of shares of Company Common Stock subject to such vested Earned Company PSU. Each Earned Company PSU that does not vest in connection with the Closing will be converted to a Cash Replacement Award equal to the product of the Merger Consideration and the number of shares of Company Common Stock subject to such unvested Earned Company PSU, which Cash Replacement Award will vest and be paid out on the same terms that applied to the corresponding Earned Company PSU. Each Company PSU that is not an Earned Company PSU will be converted into a Converted PSU with respect to the number of shares of Company Common Stock determined by the Compensation Committee based on performance through the Effective Time, in accordance with the underlying award agreement, subject to Parent’s review and reasonable comment. Each Converted PSU will be converted into the right to receive a Cash Replacement Award equal to the product of the Merger Consideration and the number of shares of Company Common Stock subject to such Converted PSU, which Cash Replacement Award will vest and be paid out on the same terms that applied to the corresponding Converted PSU.

•
All Cash Replacement Awards will accelerate upon a severance-eligible employment termination within twelve months following the Effective Time, or the holder’s death.

•
For more information about the treatment of Company equity awards, please see the section of this proxy statement titled “The Merger — Merger Consideration” beginning on page 32.

Q:
What will happen to the DoubleVerify Holdings, Inc. Employee Stock Purchase Plan?

A:
No new offerings will commence under the DoubleVerify Holdings, Inc. Employee Stock Purchase Plan (the “Company ESPP”), no new elections can be made to participate in the current offering under the Company ESPP, and no current participant may increase his or her rate of payroll contributions under the Company ESPP. The Company ESPP will terminate prior to the Effective Time and any ongoing offering will be shortened to the extent necessary to ensure that shares purchased under the offering are made at least five (5) business days prior to the Effective Time.

Q:
What are the material U.S. federal income tax consequences of the Merger?

A:
The exchange of shares of Company Common Stock for the Merger Consideration pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Therefore, a U.S. Holder receiving cash pursuant to the Merger will generally recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference between (x) the amount of cash the U.S. Holder received (determined before deduction of any required withholding tax) and (y) the adjusted tax basis of the shares of Company Common Stock surrendered by such U.S. Holder.

A Non-U.S. Holder will generally not be subject to U.S. federal income tax on any gain resulting from the exchange of shares of Company Common Stock for the Merger Consideration pursuant to the Merger unless such holder has certain connections to the United States or such shares are treated as a United States real property interest in such Non-U.S. Holder’s hands, which we do not believe they are (as described under the section of this proxy statement titled “The Merger — Certain Material U.S. Federal Income Tax Consequences of the Merger”). The Merger could, however, be a taxable transaction to such Non-U.S. Holder under non-U.S. tax laws applicable to such Non-U.S. Holder.
For more information, please see the section of this proxy statement titled “The Merger — Certain Material U.S. Federal Income Tax Consequences of the Merger” and contact your personal tax advisors.

Q:
When do you expect the Merger to be completed?

A:
In order to complete the Merger, DoubleVerify is required to obtain the Required Company Stockholder Approval described in this proxy statement and the other closing conditions under the Merger Agreement must be satisfied or waived. Assuming timely satisfaction of necessary closing conditions, including obtaining the Required Company Stockholder Approval, DoubleVerify is currently targeting to consummate the Merger by the first quarter of 2027. Since the Merger is subject to a number of conditions, the exact timing of the Merger cannot be determined at this time and may occur before or after such time.

Q:
What happens if the Merger is not completed?

A:
If the Merger Agreement is not adopted by DoubleVerify Stockholders or if the Merger is not completed for any other reason, DoubleVerify Stockholders will not receive any payment for their shares of Company Common Stock. Instead, DoubleVerify will remain an independent public company, shares of Company Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act, and DoubleVerify will continue to file periodic reports with the SEC. Under specified circumstances, (i) DoubleVerify may be required to pay Parent the Company Termination Fee and (ii) Parent may be required to pay DoubleVerify the Parent Termination Fee upon the termination of the Merger Agreement, as described in the sections of this proxy statement titled “Proposal 1: The Merger Agreement Proposal — Termination of the Merger Agreement” and “Proposal 1: The Merger Agreement Proposal — Termination Fee and Expenses.”

Q:
What vote is required to adopt the Merger Agreement?

A:
The affirmative vote of holders of a majority of the outstanding shares of Company Common Stock outstanding and entitled to vote as of the close of business on the Record Date is required to adopt the Merger Agreement.

Q:
What is a “broker non-vote”?

A:
A “broker non-vote” results when the banks, brokers, or other nominees return a valid proxy voting upon a matter or matters for which the applicable rules provide discretionary authority but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter and have not received specific voting instructions from the beneficial owner of such shares. The Company does not expect any broker non-votes at the Special Meeting because each of the proposals to be presented at the Special Meeting is expected to be considered “non-routine.” As a result, (i) no broker would be permitted to vote your shares of Company Common Stock at the Special Meeting without receiving instructions, and (ii) failure to instruct your broker on how to vote your shares of Company Common Stock will have the same effect as a vote “AGAINST” the Merger Agreement Proposal and, assuming a quorum is present, no effect on the vote for the Compensation Proposal or the Adjournment Proposal.

Q:
Why are DoubleVerify Stockholders being asked to cast a non-binding advisory vote to approve the Compensation Proposal?

A:
The Exchange Act and applicable SEC rules thereunder require DoubleVerify to seek a non-binding, advisory vote with respect to certain payments that could become payable to its named executive officers in connection with the Merger.

Q:
What vote is required to approve the Compensation Proposal?

A:
Assuming a quorum is present, the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Common Stock represented at the Special Meeting (present virtually or represented by proxy) is required for approval of the Compensation Proposal, on a non-binding, advisory basis. The approval of the Compensation Proposal is not a condition to the completion of the Merger.

Q:
What will happen if DoubleVerify Stockholders do not approve the Compensation Proposal at the Special Meeting?

A:
Approval of the Compensation Proposal is not a condition to the completion of the Merger. The vote with respect to the Compensation Proposal is an advisory vote and will not be binding on the Company. Therefore, if the other requisite stockholder approvals are obtained and the Merger is completed, the amounts payable under the Compensation Proposal will continue to be payable to DoubleVerify’s named executive officers in accordance with the terms and conditions of the applicable agreements.

Q:
What vote is required to approve the Adjournment Proposal?

A:
If a quorum is present, the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Common Stock represented at the Special Meeting (present virtually or represented by proxy) is required for approval of the Adjournment Proposal. If a quorum is not present, the Chairman of the Special Meeting or the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Common Stock represented at the Special Meeting (present virtually or represented by proxy) may adjourn the Special Meeting to another place, if any, date and time.

If the adjournment is for more than thirty (30) days or a new record date is fixed for the adjourned meeting after the adjournment, a notice of the adjourned meeting, shall be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the Company may transact any business that might have been transacted at the original meeting.
Q:
What do I need to do now?

A:
You should carefully read and consider this entire proxy statement and the annexes to this proxy statement, including the Merger Agreement, along with all of the documents that we refer to in this proxy statement, as they contain important information about, among other things, the Merger and how it affects you. Then sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope, or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card), so that your shares of Company Common Stock can be voted at the Special Meeting, unless you wish to seek appraisal pursuant to Section 262 of the DGCL. If you hold your shares of Company Common Stock in “street name,” please refer to the voting instruction forms provided by your commercial bank, broker, dealer, trust company or other nominee to vote your shares of Company Common Stock.

Q:
May I exercise dissenters’ rights or rights of appraisal in connection with the Merger?

A:
Yes. In order to exercise your appraisal rights, you must follow the requirements set forth in Section 262 of the DGCL. Under the DGCL, DoubleVerify Stockholders of record who continuously hold shares of Company Common Stock through the Effective Time and do not vote in favor of adopting the Merger Agreement, and beneficial owners of shares of Company Common Stock held either in voting trust or by a nominee on behalf of such person who beneficially own shares of Company Common Stock through the Effective Time that are not voted in favor of the adoption of the Merger Agreement will have the right to seek appraisal of the “fair value” of their shares of Company Common Stock as determined by the Delaware Court of Chancery if the Merger is completed. Appraisal rights will only be available to DoubleVerify Stockholders and beneficial owners of shares of Company Common Stock, as the case may be, who properly deliver a written demand for an appraisal to DoubleVerify prior to the vote on the Merger Agreement Proposal at the Special Meeting and do not withdraw their demands, and who otherwise comply with the procedures and requirements set forth in Section 262 of the DGCL, which are summarized in this proxy statement. The appraisal amount could be more than, the same as or less than the amount a DoubleVerify Stockholder will be entitled to receive under the terms of the Merger Agreement. Holders and beneficial owners of Company Common Stock who wish to seek appraisal of their shares are in any case encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. A copy of Section 262 of the DGCL is accessible at the following publicly available website:

https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and incorporated by reference herein. Failure to comply with the provisions of Section 262 of the DGCL in a timely and proper manner may result in the loss of appraisal rights. For additional information, please see the section of this proxy statement titled “The Merger — Appraisal Rights.”
Q:
What happens if I sell or otherwise transfer my shares of Company Common Stock after the Record Date but before the Special Meeting?

A:
The Record Date for the Special Meeting is earlier than the date of the Special Meeting and the date the Merger is expected to be completed. If you sell or transfer your shares of Company Common Stock after the Record Date but before the Special Meeting, you will transfer the right to receive the Merger Consideration, if the Merger is completed, to the person to whom you sell or transfer your shares of Company Common Stock, but you will retain your right to vote those shares of Company Common Stock at the Special Meeting. You will also lose the ability to exercise appraisal rights in connection with the Merger with respect to the transferred shares of Company Common Stock.

Q:
What is the difference between holding shares as a DoubleVerify Stockholder of record and as a beneficial owner?

A:
If your shares of Company Common Stock are registered directly in your name with our transfer agent, Equiniti, you are considered, with respect to those shares, to be the “stockholder of record.” In this case, this proxy statement and your proxy card have been sent directly to you by DoubleVerify.

If your shares of Company Common Stock are held through a commercial bank, broker, dealer, trust company or other nominee, you are considered the “beneficial owner” of shares of Company Common Stock held in “street name.” In that case, this proxy statement has been forwarded to you by your commercial bank, dealer, broker, trust company or other nominee who is considered, with respect to those shares of Company Common Stock, to be the stockholder of record. As the beneficial owner, you have the right to direct your commercial bank, dealer, broker, trust company or other nominee how to vote your shares of Company Common Stock by following their instructions for voting.
Q:
If my broker holds my shares in “street name,” will my broker vote my shares for me?

A:
No. Your commercial bank, dealer, broker, trust company or other nominee will not be permitted to vote your shares of Company Common Stock on any proposal currently scheduled to be considered at the Special Meeting. As a result, the only way your shares of Company Common Stock may be voted at the Special Meeting is for you to instruct to your commercial bank, dealer, broker, trust company or other nominee on how to vote. You should follow the procedures provided by your commercial bank, dealer, broker, trust company or other nominee to vote your shares of Company Common Stock. Without instructions, your shares of Company Common Stock will not be voted on such proposals, which will have the same effect as if you voted “AGAINST” the Merger Agreement Proposal, and (ii) assuming a quorum is present, no effect on the vote for the Compensation Proposal or the Adjournment Proposal.

Q: How may I vote?
A:
If your shares of Company Common Stock are registered in your name with our transfer agent, Equiniti, you are a “holder of record” of those shares of Company Common Stock. A holder of record may cause its shares of Company Common Stock to be voted in any of the following ways:

•
Internet: please log on to www.proxyvote.com and vote by 11:59 p.m., Eastern Time, on [•], 2026;

•
Telephone: please call the phone number on your proxy card prior to 11:59 p.m., Eastern Time, on [•], 2026;

•
Mail: complete, sign and date your proxy card and return it in the postage paid envelope provided; or

•
In Person: you may attend the virtual Special Meeting and cast your vote.

If you wish to return your proxy card by mail, mail to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

These instructions appear on your Notice or proxy card. If you submit a proxy on the Internet or by telephone, please have your Notice or proxy card available for reference when you do so. If you submit a proxy via the Internet or by telephone, please do not mail in your proxy card.
Please be aware that, although there is no charge for voting your shares of Company Common Stock, if you vote electronically over the Internet or by telephone, you may incur costs such as Internet access and telephone charges for which you will be responsible.
Even if you plan to attend the Special Meeting virtually, you are strongly encouraged to vote your shares of Company Common Stock by proxy. If you are a record holder or if you obtain a “legal proxy” to vote shares of Company Common Stock that you beneficially own, you may still vote your shares of Company Common Stock virtually at the Special Meeting even if you have previously voted by proxy. If you are present at the Special Meeting and vote virtually, your previous vote by proxy will be cancelled and not counted.
If your shares of Company Common Stock are held in “street name” through a commercial bank, dealer, broker, trust company or other nominee, you may vote through your commercial bank, dealer broker, trust company or other nominee by completing and returning the voting form provided by your commercial bank, dealer, broker, trust company or other nominee, or, if such a service is provided by your commercial bank, dealer, broker, trust company or other nominee, electronically over the Internet or by telephone. To vote over the Internet or by telephone through your commercial bank, dealer, broker, trust company or other nominee, you should follow the instructions on the voting form provided by your commercial bank, dealer, broker, trust company or other nominee.
Q:
May I change my vote after I have mailed my signed and dated proxy card?

A:
Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke or change your proxy at any time before the Special Meeting. If you are the record holder of your shares of Company Common Stock, you may revoke or change your proxy in any one of the following ways:
•
Attending the Special Meeting online and voting electronically during the meeting. However, your attendance online at the Special Meeting will not automatically revoke your proxy unless you properly vote electronically during the Special Meeting;

•
Specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to the Special Meeting to the Corporate Secretary at DoubleVerify’s Corporate headquarters at 462 Broadway, New York, NY 10013;

•
Properly casting a new vote via the Internet or by telephone at any time before the closure of the Internet or telephone voting facilities; or

•
Duly completing a later-dated proxy card relating to the same shares of Company Common Stock and delivering it to the Corporate Secretary before the taking of the vote at the Special Meeting.

At the time the Special Meeting occurs, your most current proxy card or telephone or Internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares of Company Common Stock are held by your broker, dealer, trust company or commercial bank as a nominee or agent, you should follow the instructions provided by your broker, dealer, trust company, or commercial bank.
Q:
How does the Company Board recommend that I vote?

A:
DoubleVerify’s Board of Directors unanimously recommends, on behalf of DoubleVerify, that you vote: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the non-binding, advisory Compensation Proposal; and (3) “FOR” the Adjournment Proposal.

For a discussion of the factors that the Company Board considered in determining to recommend that you vote to approve the proposal to adopt the Merger Agreement, please see the section captioned “The Merger — Recommendation of the Company Board and Reasons for the Merger.” In addition, when considering the recommendation of the Company Board, you should be aware that DoubleVerify’s directors and executive officers may have interests in the Merger that are different from, or in addition to, the interests of stockholders more generally. For a discussion of these interests, please see the section captioned “The Merger — Interests of DoubleVerify’s Directors and Executive Officers in the Merger.”
Q:
What factors did the Company Board consider in deciding to enter into the Merger Agreement and recommending the approval of the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal?

A:
In reaching its decision to approve the Merger Agreement and the Transactions, and to recommend our stockholders approve the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal, among other things, the Company Board consulted with members of the Company’s management team, as well as our outside legal and financial advisors, considered the terms of the proposed Merger Agreement and the Transactions, as well as other alternatives, and considered the terms of the Compensation Proposal. For a more detailed description of these factors, see the section entitled “The Merger — Recommendation of the Company Board and Reasons for the Merger” of this proxy statement.

Q:
How do the Company Board and executive officers of DoubleVerify intend to vote?

A:
Our directors and executive officers have informed us that they currently intend to vote all of their respective shares of Company Common Stock (i) “FOR” the adoption of the Merger Agreement, (ii) “FOR” the approval, on an advisory (non-binding) basis, of the Compensation Proposal and (iii) “FOR” the approval of the Adjournment Proposal.

Q:
Who is paying for the cost of this proxy solicitation?

A:
The proxies being solicited hereby are being solicited by us, and the cost of soliciting proxies in the enclosed form will be borne by us. We have also retained Innisfree M&A Incorporated to aid in the solicitation. For these services, we will pay Innisfree M&A Incorporated a fee of approximately $30,000, plus a success fee of 50% of all fees paid, and reimburse it for certain out-of-pocket disbursements and expenses. Our officers and other employees may, without compensation other than their regular compensation, solicit proxies by further mailings, personal conversations, telephone, facsimile or other electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares of Company Common Stock.

Q:
I share an address with another stockholder, and we received only one copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:
The SEC rules permit brokers to participate in a practice known as “householding,” which means that only one copy of the proxy materials will be sent to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. Householding is designed to reduce printing and postage costs, and results in cost savings for us. DoubleVerify Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. If you receive a householding mailing this year and would like to have additional copies of this proxy statement mailed to you, or if you would like to opt out of this practice for future mailings, please contact your broker or submit your request to Investor Relations at DoubleVerify, 462 Broadway, New York, NY 10013, or by emailing your request to IR@doubleverify.com. Upon receipt of any such request, we agree to promptly deliver a copy of this proxy statement to you. In addition, if you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact us using the contact information set forth above.

Q:
If a DoubleVerify Stockholder gives a proxy, how are the shares voted?

A:
The individuals named on the enclosed proxy card, or your proxies, will vote your shares of Company Common Stock in the way that you indicate. When completing the Internet or telephone process or the proxy card, you may specify whether your shares of Company Common Stock should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Special Meeting.

If you properly sign your proxy card but do not mark the boxes showing how your shares of Company Common Stock should be voted on a matter, the shares represented by your properly signed proxy will be voted (i) “FOR” the Merger Agreement Proposal; (ii) “FOR” the non-binding, advisory Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.
Q:
What should I do if I receive more than one set of voting materials?

A:
Please sign, date and return (or grant your proxy electronically over the Internet or by telephone using the instructions provided in the enclosed proxy card) each proxy card and voting instruction card that you receive.

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares of Company Common Stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares of Company Common Stock. If you are a DoubleVerify Stockholder of record and your shares of Company Common Stock are registered in more than one name, you will receive more than one proxy card.
Q:
Where can I find the voting results of the Special Meeting?

A:
If available, DoubleVerify may announce preliminary voting results at the conclusion of the Special Meeting. DoubleVerify intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the Special Meeting. All reports that DoubleVerify files with the SEC are publicly available when filed. For more information, please see the section of this proxy statement titled “Where You Can Find More Information.”

Q:
Who can help answer my questions?

A:
If you have any questions concerning the Merger, the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of Company Common Stock, please contact our proxy solicitor:

Innisfree M&A Incorporated
500 Fifth Avenue, 21st Floor
New York, NY 10110
Shareholders, please call toll-free:: +1 (877) 750-8334 (U.S. and Canada)
                                +1 (412) 232-3651 (all other countries)
Banks and brokerage firms may call: +1 (212) 750-5833 (collect)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent DoubleVerify’s expectations or beliefs concerning future events, including the timing of the proposed Transactions and other information relating to the proposed Transactions (the “Transactions”). In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “likely” or “continue,” the negative of these terms and other comparable terminology. These statements are only predictions based on DoubleVerify’s expectations and projections about future events as of the date of this proxy statement and are subject to a number of risks, uncertainties and assumptions that may prove incorrect, any of which could cause actual results to differ materially from those expressed or implied by such statements. Important factors, risks and uncertainties that could cause actual results to differ materially from forward-looking statements include but are not limited to (i) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect DoubleVerify’s business and the price of the Company Common Stock; (ii) the timing to consummate the Merger, or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; (iii) the failure to satisfy the conditions to the consummation of the Merger, and the other Transactions; (iv) the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; (v) the effect of the pendency of the Merger on DoubleVerify’s business relationships, operating results and business generally and the response of competitors to the Transactions; (vi) certain restrictions or prohibitions under certain covenants in the Merger Agreement during the pendency of the Merger that may impact our ability to pursue certain business opportunities or strategic transactions; (vii) risks that the Merger disrupts current plans and operations; (viii) risks related to diverting management’s attention from our ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (x) our ability to retain, hire and integrate skilled personnel, and maintain relationships with key business partners and customers, and others with whom we do business, in light of the proposed Merger; (xi) unexpected costs, charges or expenses resulting from the Merger; (xii) risks that the benefits of the Merger are not realized when and as expected; (xiii) those risks described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 and in other reports and filings with the SEC; and (xiv) risks related to Parent’s financing of the Transactions as a result of uncertainty or adverse developments in the debt or equity capital markets or otherwise. New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can management assess the impact of all factors on DoubleVerify’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement DoubleVerify makes. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Except as otherwise required by law, DoubleVerify undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.
No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements. DoubleVerify Stockholders are advised to consult any future disclosures that we make on related subjects as may be detailed in our other filings made from time to time with the SEC.

THE SPECIAL MEETING
The enclosed proxy is solicited on behalf of the Company Board for use at the Special Meeting.
Date, Time and Place
We will hold the Special Meeting virtually on [•], 2026 at [•] a.m. Eastern Time at www.virtualshareholdermeeting.com/DV2026SM and, if applicable, at any adjournment or postponement thereof.
Purpose of the Special Meeting
At the Special Meeting, we will ask DoubleVerify Stockholders to vote on proposals to (i) approve the Merger Agreement Proposal; (ii) approve, on a non-binding advisory basis, the Compensation Proposal; and (iii) approve the Adjournment Proposal.
We do not expect that any matters other than the proposals set forth above will be brought before the Special Meeting, and only matters specified in the notice of the meeting may be acted upon at the Special Meeting.
DoubleVerify Stockholders must approve the Merger Agreement Proposal in order for the Merger to be consummated. If the DoubleVerify Stockholders fail to approve the Merger Agreement Proposal, the Merger will not be consummated. A copy of the Merger Agreement is attached as Annex A to this proxy statement, which we urge you to read carefully in its entirety.
Record Date; Shares Entitled to Vote; Quorum
Only DoubleVerify Stockholders of record as of the close of business on the Record Date are entitled to notice of the Special Meeting, and to vote at the Special Meeting. A list of DoubleVerify Stockholders entitled to vote at the Special Meeting shall be open to examination of any stockholder at least ten (10) days prior to and during the meeting for any purpose germane to the meeting as required by the DGCL or other applicable law. The list of holders of shares of Company Common Stock entitled to notice of the Special Meeting will also be available for inspection by DoubleVerify Stockholders during the Special Meeting via the virtual meeting website at www.virtualshareholdermeeting.com/DV2026SM.
The holders of a majority of total voting power of the issued and outstanding shares of Company Common Stock entitled to vote at a meeting of stockholders, present virtually or represented by proxy, constitutes a quorum at the Special Meeting. As of the close of business on the Record Date, there were [•] shares of Company Common Stock outstanding and entitled to vote at the Special Meeting, meaning that [•] shares of Company Common Stock must be represented virtually or by proxy at the Special Meeting to have a quorum. In the event that a quorum is not present at the Special Meeting, it is expected that the meeting will be adjourned to solicit additional proxies to approve the Merger Agreement Proposal.
Vote Required; Abstentions and Broker Non-Votes
The affirmative vote of a majority in voting power of the outstanding shares of Company Common Stock entitled to vote as of the close of business on the Record Date is required to adopt the Merger Agreement. As of the close of business on the Record Date, [•] shares constitute a majority of the issued and outstanding shares of Company Common Stock. Adoption of the Merger Agreement by DoubleVerify Stockholders is a condition to the Closing.
Approval of the Compensation Proposal, on a non-binding, advisory basis, requires, assuming a quorum is present, the affirmative vote of a majority in voting power of the outstanding shares of Company Common Stock present in person or represented by proxy and entitled to vote on the matter at the Special Meeting. The approval of the Compensation Proposal is on a non-binding, advisory basis and is not a condition to the Closing.
Approval of the Adjournment Proposal to adjourn the Special Meeting (a) when a quorum is present, requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of

Company Common Stock represented at the Special Meeting (present virtually or represented by proxy) and (b) when a quorum is not present, the Chairman of the Special Meeting or the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Common Stock represented at the Special Meeting (present virtually or represented by proxy) may adjourn the Special Meeting to another place, if any, date and time.
If a DoubleVerify Stockholder abstains from voting, that abstention will be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as if the DoubleVerify Stockholder voted “AGAINST” the Merger Agreement Proposal. Because the required vote for the Compensation Proposal and the Adjournment Proposal is based on the number of shares of Company Common Stock present and entitled to vote rather than on the number of votes actually cast, abstentions will be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as votes cast “AGAINST” the Compensation Proposal or the Adjournment Proposal.
If no instructions as to how to vote are given in a validly executed, duly returned, and not revoked proxy, the proxy will be voted “FOR” (i) the proposal to adopt the Merger Agreement; (ii) the non-binding, advisory Compensation Proposal; and (iii) Adjournment Proposal.
The Company does not expect that banks, brokers and other nominees will have discretionary authority to vote on the matters that will be presented at the Special Meeting under applicable stock exchange rules. As a result, the Company does not expect brokers will be able to vote your shares of Company Common Stock at the Special Meeting without receiving instructions. Failure to instruct your broker on how to vote your shares of Company Common Stock is expected to have (i) the same effect as a vote “AGAINST” the Merger Agreement Proposal, and (ii) assuming a quorum is present, no effect on the vote for the Compensation Proposal or the Adjournment Proposal.
Stock Ownership and Interests of Certain Persons
As of the close of business on the Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, [•] shares of Company Common Stock, representing approximately [•] % of the shares of Company Common Stock outstanding on the Record Date.
Our directors and executive officers have informed us that they currently intend to vote all of their respective shares of Company Common Stock (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the non-binding, advisory Compensation Proposal, and (iii) “FOR” the Adjournment Proposal.
Voting of Proxies
If, at the close of business on the Record Date, your shares of Company Common Stock are registered in your name with our transfer agent, Equiniti, you may cause your shares of Company Common Stock to be voted by returning a signed and dated proxy card in the accompanying prepaid envelope, or you may vote virtually at the Special Meeting. Additionally, you may grant a proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to grant a proxy electronically over the Internet or by telephone. Based on your proxy card or Internet and telephone proxies, the proxy holders will vote your shares of Company Common Stock according to your directions.
If you attend the Special Meeting, and vote virtually, your vote will revoke any previously submitted proxy. If your shares of Company Common Stock are registered in your name, you are encouraged to vote by proxy even if you plan to attend the Special Meeting virtually.
Voting instructions are included on your proxy card. All shares of Company Common Stock represented by properly signed and dated proxies received in time for the Special Meeting will be voted at the Special Meeting in accordance with the instructions of the DoubleVerify Stockholders. Properly signed and dated proxies that do not contain voting instructions will be voted (i) “FOR” the Merger Agreement Proposal; (ii) “FOR” the non-binding, advisory Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.
If, at the close of business on the Record Date, your shares of Company Common Stock are held in “street name” through a commercial bank, dealer, broker, trust company or other nominee, you may vote through your commercial bank, dealer, broker, trust company or other nominee by completing and returning the voting form provided by your commercial bank, dealer, broker, trust company or other nominee or attending the Special Meeting and voting virtually with a “legal proxy” from your commercial bank, dealer, broker, trust company or other nominee. If such a service is provided, you may vote over the Internet or telephone through your commercial bank, dealer, broker, trust company or other nominee by following the instructions on the voting form provided by your commercial bank, dealer, broker, trust company or other nominee. If you do not return your bank’s, broker’s, trust company’s or other nominee’s voting form, do not vote via the Internet or telephone through your commercial bank, dealer, broker, trust company or other nominee, if possible, or do not attend the Special Meeting and vote virtually with a “legal proxy” from your commercial bank, dealer, broker, trust company or other nominee, it will have the same effect as if you voted “AGAINST” the Merger Agreement Proposal and, assuming a quorum is present, no effect on the Compensation Proposal or the Adjournment Proposal.
Revocability of Proxies
Stockholder of Record: Shares Registered in Your Name
If you are a DoubleVerify Stockholder of record entitled to vote at the Special Meeting, you can revoke or change your proxy at any time before the Special Meeting is held. If you are the record holder of your shares of Company Common Stock, you may revoke or change your proxy in any one of the following ways:
•
Attending the Special Meeting online and voting electronically during the meeting. However, your attendance online at the Special Meeting will not automatically revoke your proxy unless you properly vote electronically during the Special Meeting;

•
Specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to the Special Meeting to the Corporate Secretary at DoubleVerify’s Corporate headquarters at 462 Broadway, New York, NY 10013;

•
Properly casting a new vote via the Internet or by telephone at any time before the closure of the Internet or telephone voting facilities; or

•
Duly completing a later-dated proxy card relating to the same shares of Company Common Stock and delivering it to the Corporate Secretary before the taking of the vote at the Special Meeting.

At the time the Special Meeting occurs, the most current proxy card or telephone or Internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares of Company Common Stock are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
Adjournments
Although it is not currently expected, the Special Meeting may be adjourned to any other time and to any other place (whether virtual or not) by the DoubleVerify Stockholders present or represented at the Special Meeting, although less than a quorum, including for the purpose of ensuring that any necessary supplement or amendment to the accompanying proxy statement is provided to DoubleVerify Stockholders a reasonable amount of time in advance of the Special Meeting or soliciting additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal or if a quorum is not present at the Special Meeting. Other than an announcement to be made at the Special Meeting of the time, date and place (whether virtual or not) of an adjourned meeting, an adjournment generally may be made without notice. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the DoubleVerify Stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned.
The Company Board’s Recommendation
After careful consideration, the Company Board, acting on the unanimous recommendation of the Special Committee, has (i) determined that the Merger Agreement, the Merger and the other Transactions are advisable, fair to, and in the best interests of the Company and the DoubleVerify Stockholders, (ii) authorized and approved the execution and delivery of the Merger Agreement and the performance by the Company of its covenants and obligations contained in the Merger Agreement and the consummation by the Company of the Transactions, including the Merger, and (iii) resolved to recommend that DoubleVerify Stockholders approve the adoption of the Merger Agreement and the Transactions, including the Merger, in each case, on the terms and subject to the conditions of the Merger Agreement.
Accordingly, the Company Board recommends, on behalf of DoubleVerify, that you vote (i) “FOR” the Merger Agreement Proposal; (ii) “FOR” the non-binding, advisory Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.
Expenses of Proxy Solicitor
The expense of preparing, printing and mailing materials related to the Special Meeting is being borne by DoubleVerify. The Company has retained Innisfree M&A Incorporated as proxy solicitor at a cost of approximately $30,000 plus expenses.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on [•], 2026
This proxy statement is available through the “Investor Relations” section of our website at https://ir.doubleverify.com/.
Questions and Additional Information
If you have any questions concerning the Merger, the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of Company Common Stock, please contact our proxy solicitor:
Innisfree M&A Incorporated
500 Fifth Avenue, 21st Floor
New York, NY 10110
Shareholders, please call toll-free:: +1 (877) 750-8334 (U.S. and Canada)
                               +1 (412) 232-3651 (all other countries)
Banks and brokerage firms may call: +1 (212) 750-5833 (collect)

THE MERGER
This description of the proposed Merger is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. This summary does not purport to be complete and may not contain all the information about the Merger that is important to you. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger, because this document contains important information about the Merger and how it affects you.
Parties Involved in the Merger
DoubleVerify Holdings, Inc.
DoubleVerify is one of the industry’s leading media effectiveness platforms that leverages AI to drive superior outcomes for global brands. By creating more effective, transparent ad transactions, DoubleVerify makes the digital advertising ecosystem stronger, safer and more secure, thereby preserving the fair value exchange between buyers and sellers of digital media. As the global digital advertising market has evolved, DoubleVerify has continued to expand its capabilities since its founding in 2008 through new product innovation and partnerships across emerging programmatic media buying platforms and digital media channels, including social and CTV. Company Common Stock is listed on the NYSE under the symbol “DV”.
Neptune BidCo US Inc.
Parent was formed in Delaware on March 17, 2022, for the purpose of effecting the acquisition of Nielsen Holdings plc and related financing transactions. Since the completion of the acquisition of Nielsen Holdings plc, Parent has served as the parent company of Nielsen. For more than 100 years, Nielsen has been a global leader in audience measurement, data, and analytics. Today, Nielsen is a media intelligence platform that helps streaming platforms, broadcasters, agencies, and advertisers understand audiences and make informed decisions throughout the full media lifecycle, from content discovery and audience planning to measurement and outcomes. By combining large-scale viewing data with representative people panels, Nielsen provides audience insights across more than 50 markets. Through Gracenote, Nielsen also supplies entertainment metadata, content IDs, and related data that power search, discovery, and personalization across video and audio platforms. Nielsen continues investing in products and technology to meet the growing need for independent media intelligence, trusted audience data, and standardized content information. Parent does not conduct material operations independent of its ownership of, and activities relating to, the Nielsen business.
After the consummation of the Merger, DoubleVerify will be a direct, wholly owned subsidiary of Parent. Parent’s principal executive offices are located at 675 Avenue of the Americas, 4th Floor, New York, New York 10010.
Wallace Merger Sub Inc.
Merger Sub is a direct, wholly owned subsidiary of Parent and was incorporated in Delaware on August 5, 2026, solely for the purpose of engaging in the Merger and the other Transactions. Merger Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Merger and the other Transactions, including the structuring and negotiation of the Merger.
Effect of the Merger
On the terms and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, and in accordance with the DGCL, Merger Sub will merge with and into DoubleVerify, with DoubleVerify continuing as the Surviving Corporation and a wholly owned subsidiary of Parent. As a result of the Merger, Company Common Stock will no longer be publicly traded, and will be delisted from the NYSE. In addition, Company Common Stock will be deregistered under the Exchange Act, and DoubleVerify will no longer file periodic reports with the SEC with respect to Company Common Stock. If the Merger is completed, you will not own any shares of the capital stock of the Surviving Corporation.

The Effective Time will occur upon the filing of a duly executed certificate of merger with the Secretary of State of the State of Delaware (or at such later date or time as may be specified in the certificate of merger and agreed to in writing by the parties to the Merger Agreement in accordance with the DGCL).
Effect on DoubleVerify if the Merger is Not Completed
If the Merger Agreement is not adopted by the DoubleVerify Stockholders, or if the Merger is not completed for any other reason:
•
the DoubleVerify Stockholders will continue to hold their shares of Company Common Stock and will not be entitled to, nor will they receive, any payment for their respective shares of Company Common Stock pursuant to the Merger Agreement;

•
(A) DoubleVerify will remain an independent public company, (B) Company Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act, and (C) DoubleVerify will continue to file periodic reports with the SEC;

•
DoubleVerify anticipates that (A) management will operate the business in a manner similar to that in which it is being operated today and (B) DoubleVerify Stockholders will be subject to similar types of risks and uncertainties as those to which they are currently subject, including, but not limited to, risks and uncertainties with respect to DoubleVerify’s business, prospects and results of operations, as such may be affected by, among other things, the industry in which DoubleVerify operates and economic conditions;

•
the price of Company Common Stock may decline significantly, and if that were to occur, it is uncertain when, if ever, the price of Company Common Stock would return to the price at which it trades as of the date of this proxy statement;

•
the Company Board will continue to evaluate and review DoubleVerify’s business operations, strategic direction and capitalization, among other things, and will make such changes as are deemed appropriate (irrespective of these efforts, it is possible that no other transaction acceptable to the Company Board would be offered or that DoubleVerify’s business, prospects and results of operations would be adversely impacted); and

•
under certain specified circumstances, DoubleVerify may be required to pay Parent the Company Termination Fee and Parent may be required to pay DoubleVerify the Parent Termination Fee. For more information, please see the sections of this proxy statement titled “Proposal 1: The Merger Agreement Proposal — Termination of the Merger Agreement,” and “Proposal 1: The Merger Agreement Proposal — Termination Fee and Expenses.”

Merger Consideration
Company Common Stock
At the Effective Time, subject to the terms and conditions of the Merger Agreement, by virtue of the Merger, the following will occur:
•
each share of Company Common Stock issued and outstanding as of immediately prior to the Effective Time will be automatically converted into and shall thereafter represent the right to receive the Merger Consideration, except that no Merger Consideration will be paid with respect to any shares of Company Common Stock, (A) owned directly or indirectly by Parent, Merger Sub or any direct or indirect wholly owned subsidiary of Parent, Merger Sub or DoubleVerify, (B) any shares held by the Company (including those held in the Company’s treasury) or (C) any Dissenting Shares;

•
each share of common stock of Merger Sub, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time will automatically be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of the Surviving Corporation; and

•
all shares of Company Common Stock will no longer be outstanding and will automatically be canceled and cease to exist, and thereafter only represent the right to receive the Merger Consideration, without interest and subject to deduction for any required withholding tax (except for holders of Dissenting Shares, as described in the section titled “The Merger — Appraisal Rights”).
After the Merger is completed, you will have the right to receive the Merger Consideration in respect of each share of Company Common Stock that you own (less any required withholding tax), but you will no longer have any rights as a DoubleVerify Stockholder (except that DoubleVerify Stockholders who properly exercise, and do not withdraw, their demand for appraisal rights will have a right to receive payment of the “fair value” of their shares of Company Common Stock as determined pursuant to an appraisal proceeding, as contemplated by Section 262 of the DGCL). For more information, please see the section of this proxy statement titled “The Merger — Appraisal Rights.”
Treatment of Company Equity Awards
The Merger Agreement also provides that, at the Effective Time, by virtue of the Merger:
•
Each vested, in-the-money Company Stock Option, including awards that vest in connection with the Closing, will be cashed out for its aggregate spread value (based on the excess of the Merger Consideration over the per-Share exercise price and the number of shares of Company Common Stock underlying such Company Stock Option). Each unvested, in-the-money Company Stock Option will be converted to a Cash Replacement Award equal to its aggregate spread value which will vest and be paid out on the same vesting terms that applied to the corresponding Company Stock Option. All underwater Company Stock Options (whether vested or unvested) will be canceled for no consideration.

•
Each vested Company RSU, including each award that vests in connection with the Closing, will be cashed out for an amount in cash equal to the product of the Merger Consideration and the number of shares of Company Common Stock subject to such vested Company RSU. Each unvested Company RSU will be converted to a Cash Replacement Award equal to the product of the Merger Consideration and the number of unvested shares of Company Common Stock subject to such Company RSU, which will vest and be paid out on the same vesting terms that applied to the corresponding Company RSU.

•
Each Company PSU as to which the applicable performance-based vesting conditions have been satisfied and that remain subject solely to service-based vesting conditions, will, to the extent vested as of immediately prior to the Effective Time, be cashed out for an amount in cash equal to the product of the Merger Consideration and the number of shares of Company Common Stock subject to such vested Earned Company PSU. Each Earned Company PSU that does not vest in connection with the Closing will be converted to a Cash Replacement Award equal to the product of the Merger Consideration and the number of shares of Company Common Stock subject to such unvested Earned Company PSU, which Cash Replacement Award will vest and be paid out on the same terms that applied to the corresponding Earned Company PSU. Each Company PSU that is not an Earned Company PSU will be converted into a Converted PSU with respect to the number of shares of Company Common Stock determined by the Compensation Committee based on performance through the Effective Time, in accordance with the underlying award agreement, subject to Parent’s review and reasonable comment. Each Converted PSU will be converted into the right to receive a Cash Replacement Award equal to the product of the Merger Consideration and the number of shares of Company Common Stock subject to such Converted PSU, which Cash Replacement Award will vest and be paid out on the same terms that applied to the corresponding Converted PSU.

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All Cash Replacement Awards will accelerate upon a severance-eligible employment termination within twelve months following the Effective Time, or the holder’s death.

Background of the Merger
The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. The following chronology does not purport to catalogue every conversation among the Company, members of the Company’s management team, the Company Board, Parent or any other parties and the respective advisors or representatives of each of the foregoing.

As part of the Company’s continuing effort to strengthen its business and enhance shareholder value, the Company Board and members of the Company’s management team regularly evaluate the Company’s long-term strategic plan, business prospects, financial performance and operations, as well as the Company’s strategic and competitive position within the digital advertising industry. In connection with this ongoing review, the Company Board and the members of the Company’s management team periodically evaluate and discuss the Company’s capital structure and potential strategic alternatives, transactions and other tactical opportunities, including potential business combinations, strategic partnerships, and other extraordinary corporate transactions. The Company Board and members of the Company’s management team also often receive input from financial, strategic, and legal advisors with respect to such matters.
Since the beginning of 2025, from time to time, the Company Board and members of the Company’s management team met with various investment banks and financial advisors, including representatives of PJT Partners, to discuss the Company’s businesses, industry dynamics, and market trends and developments. Given the qualifications, experience and reputation of PJT Partners and its knowledge of the Company’s businesses and the industries in which the Company operates, the Company Board and members of the Company’s management team also periodically sought the perspectives of PJT Partners regarding the Company’s capital structure and potential strategic alternatives that the Company might consider to enhance shareholder value.
In January 2025, understanding that a strategic party’s (“Party A”) board of directors was considering a sale of Party A’s business, the Company began to assess a possible acquisition of Party A. Over the course of early 2025, members of the Company’s management team and the Company Board continued to discuss the possible acquisition of Party A with several investment banks, including PJT Partners.
On January 17, 2025, the Company retained Paul Hastings LLP (“Paul Hastings”) as outside legal counsel in connection with a potential strategic transaction involving the Company.
On April 16, 2025, Robert Davis Noell, the Company’s Chairperson and a Senior Managing Director of Providence Equity Partners L.L.C. (“Providence”), in his capacity as the Company’s Chairperson, held a meeting in Chicago with representatives of Party A’s then largest shareholder (“Party A Majority Shareholder”), which also has representation on Party A’s board of directors, to discuss, among other things, a possible acquisition of Party A by the Company, and certain challenges that would arise in connection with such an acquisition, including in respect of regulatory matters.
On April 17, 2025, the Company Board held a meeting, via videoconference, attended by members of the Company’s management team and representatives of a certain investment bank (“Investment Bank #1”), to discuss various strategic alternatives, including the potential acquisition of Party A. At such meeting Investment Bank #1 gave a presentation on strategic alternatives and, following discussion by the Company Board and members of the Company’s management team, the Company Board authorized Mr. Noell, in his capacity as the Company’s Chairperson, to engage with Party A and its shareholders on a possible acquisition of Party A.
On April 30, 2025, the Company Board held a meeting in Miami, attended by members of the Company’s management team. At such meeting, members of the Company’s management team discussed with the Company Board potential M&A opportunities for the Company and the current regulatory environment for M&A, which included a discussion of the potential acquisition of Party A. Following the discussion, the Company Board directed members of the Company’s management team to further investigate a possible acquisition of Party A and to make a determination on the feasibility and benefits of such acquisition.
On May 9, 2025, the Nominating and Corporate Governance Committee of the Company Board (the “NomGov Committee”) held a meeting, via videoconference, attended by members of the Company’s management team. At such meeting, the NomGov Committee discussed the formation of a committee of the Company Board (the “Special Committee”) to review, consider, and negotiate certain terms of, and take certain actions on behalf of the Company with respect to, a possible acquisition of Party A. Following discussion, at such meeting the NomGov Committee recommended to the Company Board that the Special Committee be formed.
On May 16, 2025, the Company Board, acting by unanimous written consent, established the Special Committee. The Company Board determined that the Special Committee would consist of Scott Wagner, Gary Swidler, and Kelli Turner (collectively, the “Special Committee Members”), and determined that the

Special Committee Members were disinterested in the potential acquisition of Party A. The Company Board also selected Mr. Wagner as Chairperson of the Special Committee. In June 2025, members of the Company’s management team concluded their investigation of the benefits and feasibility of a possible acquisition of Party A, which the Company Board directed members of the Company’s management team to undertake pursuant to the instructions of the Company Board during its meeting on April 30, 2025. Members of the Company’s management team concluded that, based on their review of the possible acquisition at this time, including their review of the publication of news stories that made public the issuance of a Civil Investigative Demand by the Federal Trade Commission to Party A and other companies in the digital advertising space and certain other matters, the Company should pause its pursuit of the possible acquisition of Party A.
On July 23, 2025, the Company Board held a regular meeting, via videoconference, attended by members of the Company’s management team. At such meeting, the Company Board further discussed the potential for a possible acquisition of Party A, and certain members of the Company’s management team recommended to the Company Board that the Company should not currently reengage on a pursuit of such transaction for several reasons, including (i) external political issues impacting Party A, (ii) concerns over the future strategic value of such transaction given changing dynamics in the digital advertising ecosystem, and (iii) the potential for a prolonged and uncertain regulatory approval process for such transaction. Members of the Company’s management team indicated to the Company Board that it would continue to monitor the situation for changes that could cause the Company to re-engage with Party A.
On September 24, 2025, it was publicly announced that Party A had been acquired by a private equity sponsor (“Party A Sponsor”).
On October 23, 2025, the Company Board held a regularly scheduled meeting, via videoconference, attended by members of the Company’s management team. At such meeting, the Company Board discussed (i) potential strategic alternatives for the Company, including a potential sale of the Company, in light of several recent developments, including the acquisition of Party A by Party A Sponsor, developments in artificial intelligence, continued pressure on the Company’s stock price, and sustained competitive pressure in the advertising measurement industry, and (ii) the continued potential role of the Special Committee following the conclusion of the evaluation of the possible acquisition of Party A by the Company and the potential role of the Special Committee in a process to evaluate other strategic alternatives, including the potential Company sale process contemplated at this meeting. Following this discussion, the Company Board resolved to (i) expand the authority of the Special Committee to, among other things, review, consider and evaluate strategic alternatives for the Company and any related matters arising from such strategic alternatives, including potential mergers, acquisitions, debt financings, and stock repurchases, (ii) declare the Special Committee disinterested with respect to a potential strategic transaction involving the Company, and (iii) appoint Gary Swidler as the Chairperson of the Special Committee going forward. During this meeting, Mr. Noell discussed with members of the Company’s management team and the other members of the Company Board Providence’s potential participation in a strategic transaction involving the Company. Mr. Noell informed members of the Company’s management team and the Company Board that Providence did not have an interest in acquiring control of the Company at such time but that Providence may have an interest in participating in a potential transaction with a third-party bidder.
On November 21, 2025, the Special Committee held a meeting, via videoconference, at which representatives of Paul Hastings and PJT Partners were present. At the meeting, representatives of PJT Partners provided to the Company Board their preliminary perspectives on the Company, including a review of the Company’s historical share price performance and their preliminary observations on the Company’s initial preparation for a sale process, including a potential sale of the Company and the Company’s long-term outlook as a stand-alone entity. Representatives of PJT Partners also presented an overview of Party A’s recently announced take-private transaction and a preliminary assessment of financial sponsors and strategic counterparties that may be interested in a potential strategic transaction involving the Company. Following PJT Partners’ presentation, the Special Committee discussed the impact that a potential take-private transaction could have on the Company and ways to differentiate the Company’s process from recent comparable take-private transactions in the industry. Following such discussions, representatives of Paul Hastings provided members of the Special Committee an overview of their fiduciary duties under Delaware law and discussed process and timing considerations in connection with a potential strategic transaction involving the Company. Following this discussion, the Special Committee directed PJT Partners to establish a list of potential bidders with respect to a potential strategic transaction involving the Company.

On November 24, 2025, the Company Board held a special meeting, via videoconference, to discuss the process relating to a potential strategic transaction involving the Company. Members of the Company’s management team and representatives of Paul Hastings and PJT Partners attended the meeting. Representatives of Paul Hastings provided members of the Company Board an overview of their fiduciary duties under Delaware law and discussed process and timing considerations in connection with a potential strategic transaction involving the Company. Following the presentation from Paul Hastings, the Company Board discussed the respective roles of the Special Committee and the Company Board in connection with a potential strategic transaction, including determining that the Company Board would be regularly briefed by members of the Company’s management team and the Special Committee in connection with any discussions relating to a potential strategic transaction involving the Company, which may involve both strategic and sponsor bidders. Following this discussion, Mark Zagorski, the Chief Executive Officer of the Company, and PJT Partners provided an update on the Company’s strategic review process, which included a discussion of a potential take-private transaction and potential counterparties that may be interested in a strategic transaction involving the Company. Following the presentation, each of the directors who were previously, or who were currently, associated with Providence, Mr. Noell, Laura Desmond, and Lucy Stamell Dobrin, excused themselves from the meeting given Providence’s possible involvement in a potential transaction in a sale of the Company. The Company Board then engaged in a break-out session to discuss the Company’s sale review process further. In addition, Paul Hastings presented to the remaining members of the Company Board certain “rules of the road” regarding communications with Providence and directors associated with Providence during a sale process given the possibility of Providence’s participation in a transaction with a third-party bidder. Following this discussion, the Company Board directed PJT Partners and the Company’s management team to further explore a potential sale transaction involving the Company, including by preparing materials to be used by the Company to solicit proposals from prospective counterparties with respect to such a transaction.
On December 12, 2025, the Company Board held a regularly scheduled meeting, via videoconference, attended by members of the Company’s management team. At such meeting, members of the Company’s management team presented to the Company Board an overview of the M&A landscape in the digital advertising industry and provided an update on the potential sale process. Among other things, the Company Board discussed (i) the Company’s lower-than-expected Q4 2025 earnings, and (ii) appropriate timing to distribute materials for such potential sale process in light of such earnings. Following the Company Board’s consideration of the Company’s lower-than-expected Q4 2025 earnings, the Company Board determined to delay the launch of such sale process until the Company could determine whether its Q1 2026 earnings would be in line with expectations.
On January 22, 2026, and February 18, 2026, the Company Board held regularly scheduled meetings, attended by members of the Company’s management team. At such meetings, members of the Company’s management team presented to the Company Board an overview of Q1 2026 performance to date and provided an update on the potential sale process.
On both February 23, 2026 and March 13, 2026, the Special Committee held meetings, via videoconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At each such meeting, the Special Committee discussed the status of, and progress on, the potential strategic transaction involving the Company, including an unsolicited outreach by each of two private equity sponsors (“Party B”) and (“Party C”), to the Company to discuss a potential strategic transaction.
On March 20, 2026, the Special Committee held a meeting attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, members of the Company’s management team presented a preliminary version of the five-year financial model prepared in connection with a potential strategic transaction involving the Company. Following a discussion of the inputs and assumptions of such financial model, the Special Committee directed members of the Company’s management team to finalize such financial model and related materials for use in the potential sale process involving the Company and to prepare a full presentation outlining a proposed sale process for the next meeting of the Special Committee. At this meeting, members of the Company’s management team, with the assistance of PJT Partners, also provided an update on preliminary discussions with Party C, Party A Sponsor, Party B and a private equity sponsor (“Party D”) to gauge interest in a potential strategic transaction involving the Company.

On March 20, 2026, Mr. Zagorski met with representatives of Party C in New York. At such meeting, the parties discussed the Company’s business and financial performance.
On March 31, 2026, Mr. Zagorski and Mr. Noell, in his capacity as the Company’s Chairperson, met for lunch with representatives from Nielsen, including Karthik Rao, the Chief Executive Officer of Nielsen, Jessica Holscott, the Chief Financial Officer of Nielsen and Head of Corporate Development, and representatives from Elliott, Nielsen’s largest equityholder, and discussed the Company’s business and the potential for a strategic transaction involving Nielsen and the Company.
On April 6, 2026, the Special Committee held a meeting, via videoconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, representatives of PJT Partners provided an update on the process relating to a potential strategic transaction involving the Company and proposed an outreach plan for engaging with potential bidders. The Special Committee determined that such process should include (i) an initial outreach to solicit interest during the week of April 7, 2026, (ii) management presentations during the weeks of April 13, 2026 through April 27, 2026 to parties that had executed a confidentiality agreement and expressed an interest in a potential strategic transaction, (iii) distribution of the Company’s financial model to certain bidders following such presentations, and (iv) population of a virtual data room (the “Data Room”) to assist potential bidders with their diligence process. The Special Committee discussed proposed talking points for initial outreach to potential bidders and discussed the scope of the outreach, including a proposed list of financial sponsors and strategic counterparties it would direct PJT Partners to approach. In addition, the Special Committee and members of the Company’s management team discussed general strategy for the outreach to potential bidders with representatives of Paul Hastings and PJT Partners and concluded that a targeted outreach to a specific set of financial sponsors and strategic counterparties would give the Company the best opportunity to run a successful process and receive a compelling proposal while limiting the leak risk and potential disruption to the business inherent in a broader process. As part of those discussions, the Special Committee and members of the Company’s management team reviewed PJT Partners’ proposed list of potential counterparties with whom to initiate outreach. The Special Committee determined to focus outreach on financial sponsors and strategic counterparties that (i) had operations in the advertising technology industry or, in the case of financial sponsors, had invested in such industry, (ii) were believed to have submitted a bid during the Party A sale process or to have otherwise participated in such process, and (iii) had not made a public statement regarding their intention to cease making investments in the advertising technology sector. Following this discussion, the Special Committee approved a list of counterparties with whom to initiate outreach and directed PJT Partners and members of the Company’s management team to execute on the outreach plan outlined by the Special Committee.
Also following this discussion, at the direction of the Special Committee, members of the Company’s management team, with assistance of PJT Partners, began developing materials for use in connection with a potential sale process, including a confidential information memorandum and the Company management team’s detailed financial model.
On April 7, 2026, Paul Hastings provided PJT Partners with a form of confidentiality agreement to be used by the Company in connection with a potential strategic transaction and, at the direction of the Special Committee, PJT Partners commenced outreach to the potential bidders approved by the Special Committee.
On April 13, 2026, the Special Committee held a meeting, via videoconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, PJT Partners provided an update on the status of PJT Partners’ outreach, including reporting that, at the direction of the Special Committee, twelve (12) potential bidders had been contacted by representatives of PJT Partners and initial management meetings with four (4) of the potential bidders had been scheduled. In addition, certain representatives of Providence reiterated to the Special Committee that Providence continued to have no intention to acquire control of the Company but would potentially explore participating in a transaction involving third-party bidders to the extent it facilitated a sale of the Company. Following this discussion, the Special Committee directed PJT Partners and members of the Company’s management team to continue to execute on the outreach plan previously approved by the Special Committee.
Between April 13, 2026 and April 27, 2026, the Company entered into confidentiality agreements with Party D, five different private equity sponsors (which we refer to as “Party E”, “Party F”, “Party G”, “Party H” and “Party I”), Party B, and Providence, in each case to facilitate the parties’ further discussions and the exchange of certain information in connection with a potential strategic transaction. Each such confidentiality agreement included customary non-disclosure and non-use provisions and a customary standstill provision that would terminate if, among other things, the Company entered into a definitive agreement providing for the acquisition of the Company by a third party.
Between April 13, 2026 and April 20, 2026, the Company held management meetings with Party D, Party F, Party I and Party C at which members of the Company’s management team discussed the existing business plan, financial projections, operations, strategy, and potential growth opportunities of the Company.
On April 20, 2026, the Special Committee held a meeting, via videoconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, representatives of PJT Partners (i) provided an update on the sale process, the management meetings conducted with potential bidders to date, and the timeline for a potential strategic transaction, and (ii) provided the Special Committee with preliminary feedback received from bidders with respect to a potential strategic transaction involving the Company. In addition, Paul Hastings discussed certain other considerations regarding a potential strategic transaction with strategic bidders participating in the process, including regulatory approval considerations. Following discussions, the Special Committee directed PJT Partners to solicit preliminary indications of interest from potential bidders on or before May 25, 2026.
On April 21, 2026, the Company and the Special Committee entered into an engagement letter with PJT Partners, on behalf of the Special Committee, formalizing PJT Partners’ engagement as financial advisor to the Special Committee. PJT Partners also provided a relationship disclosure letter to the Special Committee at this time.
Between April 21, 2026 and April 28, 2026, the Company held management meetings with Party G, Party B and Party E, at which members of the Company’s management team discussed the existing business plan, financial projections, operations, strategy, and potential growth opportunities of the Company.
On April 23, 2026, the Company Board held a regular quarterly meeting, via videoconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, the Company Board discussed with the Special Committee and its advisors the process relating to a potential strategic transaction involving the Company. PJT Partners provided an update on the sale process, including on meetings that, with the consent of the Special Committee, members of the Company’s management team and representatives of PJT Partners had held with potential bidders to date.
On April 27, 2026, the Special Committee held a meeting, via videoconference, attended by certain members of the Company’s management team and representatives of Paul Hastings and PJT Partners. During such meeting, representatives of PJT Partners provided a further update on the sale process and additional feedback received from potential bidders in the sale process. Following discussions with PJT Partners and members of the Company’s management team, the Special Committee discussed and directed PJT Partners to distribute process letters to active participants in the sale process.
On April 28, 2026, representatives of Party H and representatives of PJT Partners held a videoconference to discuss a potential strategic transaction involving the Company. During such call, representatives of Party H indicated to PJT Partners that Party H was not interested in pursuing a potential strategic transaction involving the Company at such time. Representatives of PJT Partners promptly informed the Special Committee of Party H’s indication.
Also on April 28, 2026, Mr. Zagorski held a meeting with a representative from Party C in Miami to discuss the state of the business and the sale process. At such meeting, Party C indicated their interest in continuing to discuss a potential strategic transaction with the Company.
Later on April 28, 2026, the Company also held a management meeting with representatives from Party B at which members of the Company’s management team discussed the existing business plan, financial projections, operations, strategy, and potential growth opportunities of the Company.
On April 29, 2026, the Company began providing access to a virtual data room containing certain “Phase I” due diligence materials involving the Company (including certain non-public information and data) to representatives of potential bidders that had executed confidentiality agreements with the Company.

On May 2, 2026, to facilitate the parties’ further discussions and the exchange of information in connection with a potential strategic transaction, the Company and Nielsen entered into a confidentiality agreement. Such confidentiality agreement included customary non-disclosure and non-use provisions and a customary standstill provision that would terminate if, among other things, the Company entered into an agreement providing for the acquisition of the Company by a third party.
On May 5, 2026, representatives of Willkie Farr & Gallagher LLP (“WFG”), legal advisor to Party A, held a meeting, via videoconference, with representatives of Paul Hastings to discuss potential regulatory implications in connection with a potential strategic transaction between the Company and Party A.
On May 7, 2026, to facilitate the parties’ further discussions and the exchange of certain information in connection with a potential strategic transaction, the Company and Party A entered into a confidentiality agreement. Such confidentiality agreement included customary non-disclosure and non-use provisions and a customary standstill provision that would terminate if, among other things, the Company entered into an agreement providing for the acquisition of the Company by a third party.
Also on May 7, 2026, at the direction of the Special Committee, PJT Partners sent an updated process letter to each of the ten potential bidders remaining in the process that had executed confidentiality agreements with the Company, which process letter established a deadline of May 20, 2026 for the submission of initial indications of interest.
Also on May 7, 2026, the Special Committee held a meeting attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. Mr. Zagorski and representatives of PJT Partners provided the Special Committee with an update on the status of the sale process involving the Company, including (i) feedback from, and the perceived level of interest of, potential bidders with respect to a potential strategic transaction, and (ii) the anticipated ability of each such bidder to obtain financing and regulatory approvals in connection with such potential strategic transaction. Following such update, the Special Committee discussed with its advisors the timing for the distribution of a final process letter in connection with a sale process and other contemplated next steps in the sale process.
On May 8, 2026, with the consent of the Special Committee, members of the Company’s management team and representatives of PJT Partners held a meeting, via videoconference, with representatives from Party C to further discuss the Company’s business plan and financial projections.
Between May 11, 2026 and May 13, 2026, with the consent of the Special Committee, members of the Company’s management team and representatives of PJT Partners held management meetings with Party I, Nielsen (including Elliott and Brookfield), Providence and Party A Sponsor at which members of the Company’s management team discussed the existing business plan, financial projections, competitive positioning, and potential growth opportunities of the Company.
On May 12, 2026, with the consent of the Special Committee, representatives of Party D and representatives of PJT Partners held a discussion, via videoconference, to discuss a potential strategic transaction involving the Company. During such call, representatives of Party D indicated to PJT Partners that Party D was not interested in pursuing a potential strategic transaction with the Company at such time due to Party D’s consideration of the Company’s revenue growth rates. Representatives of PJT Partners promptly informed the Special Committee of Party D’s indication.
On May 14, 2026, members of the Company’s management team held a follow-up discussion, via videoconference, with certain representatives of Nielsen, Elliott and Brookfield to discuss the financial projections of the Company. Later that day, members of the Company’s management team held a follow-up discussion, via videoconference, with certain representatives of Party C to discuss further the financial projections of the Company.
On May 15, 2026, the Special Committee held a meeting, via videoconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, Mr. Zagorski and representatives of PJT Partners provided an update on the sale process and discussed recent engagements with potential bidders. Following such discussion, the Special Committee and representatives of its advisors further reviewed the contemplated next steps in the sale process and provided an overview of the bidders that were likely to submit proposals.

Also on May 15, 2026, members of the Company’s management team held a discussion, via videoconference, with certain representatives of Party G to discuss the financial projections of the Company.
On May 19, 2026 and May 20, 2026, with the consent of the Special Committee, representatives of PJT Partners held a series of separate videoconferences with representatives of a private equity sponsor (“Party J”), Party E, Party I, Party B, Party G, Party F, and Party C to discuss such persons’ interest in a potential strategic transaction involving the Company. During such videoconferences, representatives of each such potential bidder indicated to PJT Partners that such bidders were not interested in pursuing a potential strategic transaction with the Company at such time, citing concerns regarding pricing, market dynamics, headwinds impacting the digital advertising industry, risks arising from artificial intelligence, and other investments in such bidders’ portfolios. Representatives of PJT Partners promptly informed the Special Committee of such bidders’ respective intentions. Party J was provided with, but did not enter into, a confidentiality agreement with the Company and did not receive confidential information regarding the Company.
On May 20, 2026, with the consent of the Special Committee, representatives of PJT Partners held a videoconference with representatives of Providence. During such videoconference, representatives of Providence again indicated to PJT Partners that Providence was not interested in acquiring control of the Company but would consider an investment in partnership with a third-party bidder. Representatives of PJT Partners promptly informed the Special Committee of such indication.
On May 20, 2026, with the consent of the Special Committee, representatives of PJT Partners held a meeting, via videoconference, with representatives of Nielsen. During such videoconference, representatives of Nielsen previewed that Nielsen would be submitting an indication of interest in respect of a potential strategic transaction involving the Company, which PJT Partners promptly relayed to the Special Committee.
Also on May 20, 2026, Mr. Zagorski had breakfast with Mr. Rao in New York City. At such meeting, Mr. Zagorski and Mr. Rao discussed Nielsen’s interest in acquiring the Company and the support of Nielsen’s financial sponsors of such a transaction and such financial sponsors’ intent to make a significant effort in the process.
Also on May 20, 2026, Nielsen submitted its first-round indication of interest in connection with the sale process (the “May 20 Letter”). In the May 20 Letter, Nielsen proposed an acquisition of 100% of the Company’s outstanding shares of common stock at a price per share of $14.00 in cash, funded using a combination of Nielsen cash on hand, incremental third-party debt, equity from funds affiliated with Elliott and Brookfield and a potential rollover by Providence. The proposal specified that the acquisition would not include a financing condition. The May 20 Letter targeted completion of due diligence within 60 days and noted that the transaction would require approval by Nielsen’s Board of Directors.
On May 21, 2026, the Special Committee held a meeting, via videoconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. Representatives of PJT Partners (i) presented an overview of the terms of the May 20 Letter and the sale process to date and indicated to the Special Committee that a proposal from Party A was expected in the next few days, and (ii) confirmed that, in light of conversations over the past month, only two potential bidders currently remained active in the sale process. The Special Committee discussed strategy considering the bidders remaining in the process and the relative regulatory and closing risk associated with each such bidder. The Special Committee decided to permit communications between Providence and Nielsen regarding the potential participation by Providence in the proposed transaction as referenced in the May 20 Letter.
Also on May 21, 2026, at the direction of the Special Committee, representatives of PJT Partners had a discussion, via videoconference, with representatives of Nielsen and Elliott to clarify certain aspects of Nielsen’s proposal, including, among other things, net working capital assumptions and further detail on Nielsen’s request for the potential participation by Providence in the proposed transaction.
On May 27, 2026, Party A submitted its first-round indication of interest in connection with the sale process (the “May 27 Letter”). In the May 27 Letter, Party A proposed an acquisition of 100% of the Company’s outstanding shares of common stock at a price per share of $11.20 in cash. Although the May 27 Letter indicated that a definitive agreement with Party A would not include a financing condition, the May 27 Letter did not specify Party A’s proposed sources of financing for a transaction. In addition, the May 27

Letter was subject to approval by the Board of Directors of Party A and approval by the investment committee of Party A Sponsor. The May 27 Letter indicated that Party A targeted execution of a definitive agreement within 45 days following completion of commercial due diligence.
Also on May 27, 2026, members of the Company’s management team held a discussion, via videoconference, attended by representatives of Party A Sponsor. Members of the Company’s management team informed Party A Sponsor that Party A’s proposed per-share price identified in the May 27 Letter was significantly lower in value as compared to another bidder.
On May 28, 2026, the Special Committee held a meeting, via videoconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, representatives of PJT Partners provided the Special Committee with a comparison of the May 20 Letter and the May 27 Letter and discussed strategy and next steps. In addition, Nicola Allais, the Company’s Chief Financial Officer, provided an update on the Company’s lowered Q2 2026 revenue performance expectations. In response to Party A Sponsor requesting that the Company provide additional materials to Party A in connection with Party A’s due diligence review, the Special Committee discussed potential challenges and concerns with sharing additional diligence materials with Party A at that stage and whether the Company could sufficiently address such concerns through execution of a “clean team” confidentiality agreement given the competitive landscape in the advertising measurement industry and Party A’s status as a direct competitor to the Company in several segments. The Special Committee determined that the Company should enter into a “clean team” confidentiality agreement with Party A, and the Company could provide additional limited due diligence information, as appropriate. Following discussion, the Special Committee discussed proposed responses to both Nielsen and Party A and directed PJT Partners to indicate to Nielsen that the Special Committee expected a higher price from Nielsen and a shorter diligence period. The Special Committee also discussed the potential participation by Providence in a transaction with a bidder and the appropriate approach to information sharing with Providence during due diligence.
On May 29, 2026, representatives of PJT Partners held a videoconference with representatives of Nielsen and Elliott to deliver feedback on its proposal in connection with the Company’s sale process.
On June 1, 2026, the Company began providing access to a “Phase II” Data Room to Nielsen, with a plan to provide additional information in such Data Room upon the parties’ subsequent entry into a “clean team” confidentiality agreement. The additional diligence materials would be restricted in accordance with such “clean team” confidentiality agreement.
On June 2, 2026, the Company Board held a meeting, via videoconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, representatives of PJT Partners provided the Company Board with a comparison of the May 20 Letter and the May 27 Letter. The Company Board also discussed the parameters for Providence to have discussions with Nielsen regarding Providence’s potential participation in a transaction. Prior to such discussions, Mr. Noell, Ms. Desmond, and Ms. Dobrin excused themselves from the meeting, given Providence’s possible involvement in a potential transaction involving the Company. The Company Board and members of the Company’s management team then discussed with PJT Partners strategy and next steps with each bidder. Following discussion, the Company Board provided PJT Partners with key messages the Company Board wanted delivered to each bidder and directed PJT Partners to facilitate further diligence by Nielsen and Party A.
On June 4, 2026, to facilitate Nielsen’s ongoing due diligence of the Company, the Company and Nielsen entered into a “clean team” confidentiality agreement containing certain restrictions on Nielsen’s ability to share and access certain commercially sensitive information.
On June 5, 2026, the Company segregated certain due diligence materials into a separate “clean room” and provided such materials only to certain representatives of select bidders, including Nielsen, that had executed a clean team addendum to their respective confidentiality agreements, with access to certain of information in such “Phase II” Data Room restricted in accordance with the parties’ “clean team” confidentiality agreement.
Between June 11, 2026 and June 16, 2026, the Company hosted, via videoconference, various diligence sessions with Nielsen, to discuss, among other things, the Company’s cost structure, customers, products, and technology infrastructure.

On June 12, 2026, the Special Committee held a meeting, via videoconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, Mr. Zagorski provided an update on (i) Mr. Zagorski’s recent conversations with Mr. Rao, in which Mr. Rao expressed his and Nielsen’s equityholders’ seriousness about the sale process, and (ii) the Company’s recent financial performance. In addition, representatives of PJT Partners provided an overview of the status of the due diligence process being undertaken by Nielsen and discussed the potential timeline for a potential strategic transaction with Nielsen. Representatives of Paul Hastings then provided a presentation on the material terms of the auction draft of the Merger Agreement (the “Bid Draft”) to members of the Special Committee. Following discussion, the Special Committee approved the distribution of the Bid Draft to Nielsen.
Also on June 12, 2026, at the direction of the Special Committee, representatives of PJT Partners sent the Bid Draft to representatives of Nielsen. Among other terms, the Bid Draft contemplated (i) a tender offer followed by a second-step merger resulting in the Company becoming a wholly owned subsidiary of the potential acquirer, (ii) a Company Termination Fee of 2% of the implied equity value of the Company, (iii) all outstanding equity-based awards, whether vested or unvested, having their vesting terms accelerated and such awards being cashed out, (iv) a “hell or high water” regulatory efforts covenant, and (v) a “strategic” deal structure that provided for a full specific performance remedy and no Parent Termination Fee.
On June 15, 2026 and June 16, 2026, members of the Company’s management team held in-person meetings at the New York City offices of PJT Partners with representatives of Nielsen and its two largest shareholders, Elliott and Brookfield. At such meetings, members of the Company’s management team discussed commercial, go-to-market and technology matters involving the Company.
Also on June 15, 2026, representatives of Nielsen and Elliott hosted a dinner in New York City for members of the Company’s management team, which representatives of PJT Partners also attended. During the dinner, parties discussed the Company’s business, potential synergies between Nielsen and the Company and Nielsen’s view of the advertising industry.
Between June 15, 2026 and July 10, 2026, the Company held various due diligence sessions, via videoconference, with representatives of Nielsen, Elliott and Brookfield. The parties covered matters relating to, among other things, IT and cybersecurity, the Company’s financial results and financial model, the Company’s largest customers, and the industry’s competitive landscape.
On June 18, 2026, Party A submitted to PJT Partners a revised indication of interest, dated as of June 17, 2026, in connection with the sale process (the “June 18 Letter”), which PJT Partners promptly relayed to the Special Committee. In the June 18 Letter, Party A increased its proposed purchase price from $11.20 per share to $12.30 per share. The June 18 Letter otherwise contained substantially the same terms and conditions as set forth in the May 27 Letter for a proposed transaction and did not indicate Party A’s sources of debt or equity financing for a potential strategic transaction.
On June 19, 2026, the Special Committee held a meeting, via videoconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, the representatives of PJT Partners (i) reviewed the June 18 Letter with the Special Committee, (ii) provided an update on the due diligence process being undertaken by the two remaining bidders, and (iii) discussed with the Special Committee proposed messaging regarding timing of the sale process to be delivered by PJT Partners to the bidders.
Also on June 19, 2026, at the direction of the Special Committee, representatives of PJT Partners delivered a “Phase II” Bid Process Letter to Nielsen, which required that a further written, non-binding indication of interest be submitted no later than 5:00 PM Eastern Time on July 2, 2026.
On June 23, 2026, Mr. Noell, in his capacity as the Company’s Chairperson, held an in-person meeting with representatives of Elliott and Nielsen, including David Kerko, Head of North American Private Equity. At such meeting, Mr. Noell and Mr. Kerko discussed a potential strategic transaction between the Company and Nielsen, and Mr. Noell emphasized the importance of an expedited timeline to signing for the Company.
Also on June 23, representatives of Providence communicated to PJT Partners that Providence did not have an interest in a participating with Nielsen in connection with a potential strategic transaction involving the Company. Representatives of PJT Partners promptly informed the Special Committee of Providence’s indication.

Also on June 23, 2026, members of the Company’s management team held a videoconference with representatives of Nielsen and Elliott to discuss the Company’s second quarter financial performance.
On June 24, 2026, Mr. Zagorski and Doug Campbell, the Chief Strategy Officer of the Company, held a breakfast meeting with Jessica Holscott, the Chief Financial Officer and Head of Corporate Development of Nielsen, and Mr. Rao. At such meeting, Mr. Zagorski and Mr. Campbell discussed (i) Nielsen’s progress and timeline for diligence, in respect of a potential strategic transaction, and (ii) the Company’s lowered Q2 revenue performance expectations.
Also on June 24, 2026, members of the Company’s management team held a meeting, via videoconference, with representatives of Nielsen, Elliott and Brookfield to discuss the Company’s product strategy and roadmap.
On June 29, 2026, Mr. Swidler had a discussion, via teleconference, with a representative of Party A Sponsor and board member of Party A, regarding the timeline of a potential strategic transaction. Mr. Swidler expressed the importance to the Company of an expedited timeline to signing and conveyed to representatives of Party A Sponsor the Company’s view that Party A was substantially behind other bidders and would need to accelerate its diligence, regulatory, and valuation work.
Also on June 29, 2026, the Special Committee held a meeting, via videoconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, Mr. Zagorski discussed potential transaction bonuses and updates to the severance arrangements of employees in the context of a potential strategic transaction. Representatives of Paul Hastings provided an overview, among other things, of the mechanics of implementing such arrangements in the context of a potential strategic transaction and any required disclosures with respect to Named Executive Officers.
On June 30, 2026, members of the Company’s management team held a diligence session, via videoconference, with representatives of Party A Sponsor, and presented the Company’s view on potential synergies in connection with the proposed transaction.
On July 1, 2026, members of the Company’s management team held a meeting, via videoconference, with Nielsen, Elliott and Brookfield to further discuss the competitive landscape of the industry, including considerations regarding its impact on a potential strategic transaction.
On July 3, 2026, the Special Committee held a meeting, via videoconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, Mr. Zagorski and representatives of PJT Partners and Paul Hastings updated the Special Committee on the potential timing of the sale process. In addition, Mr. Zagorski and the Special Committee, together with representatives of PJT Partners and Paul Hastings, discussed potential challenges in the transaction process presented by the Company’s lower-than-expected revenue performance in Q2 2026. The Special Committee discussed, among other things, communications strategy with potential bidders considering the Company’s upcoming Q2 2026 financial results.
On July 6, 2026, to facilitate Party A’s and Party A Sponsor’s ongoing due diligence of the Company, the Company and Party A entered into a “clean team” confidentiality agreement containing certain restrictions on Party A’s ability to share and access certain commercially sensitive information.
Also on July 6, 2026, at the direction of the Special Committee, representatives of PJT Partners held a meeting, via videoconference, with representatives of Nielsen and Elliott to inform Nielsen, among other things, (i) that Nielsen had not met the bid deadline, (ii) that Nielsen should provide its best and final proposal (which should include final completion of diligence) by July 23, 2026, and (iii) that in addition to finalizing its business and financial diligence, Nielsen should provide a full markup of the Merger Agreement.
On July 9, 2026, Party A submitted an additional revised indication of interest in connection with the sale process (the “July 9 Letter”). In the July 9 Letter, Party A increased its proposed purchase price to a proposed price range of $13.00 to $13.99 per share. The July 9 Letter otherwise contained substantially the same terms and conditions as set forth in the May 27 Letter and the June 18 Letter for a proposed transaction. The July 9 Letter did not indicate Party A’s sources of debt or equity financing for a potential strategic transaction.

On July 10, 2026, the Special Committee held a meeting, via videoconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, representatives of PJT Partners presented a summary of the July 9 Letter to the Special Committee and provided an update on the status of Nielsen’s proposal. Following such summary, representatives of Paul Hastings provided a summary of the regulatory risks associated with a transaction with Party A and noted that the July 9 Letter did not indicate that Party A was willing to agree to a reverse termination fee for an antitrust failure and did not describe the regulatory commitment Party A would be willing to undertake. The Special Committee discussed the relative closing uncertainty associated with each bidder, noting that Party A presented more closing risk and a more challenging regulatory profile given overlaps in the parties’ respective businesses. The Special Committee also considered that the July 9 Letter did not include details regarding Party A’s potential sources of debt or equity financing and the risks associated with such lack of clarity, including that Party A may not have the ability to deliver debt and equity commitment papers at signing and to otherwise finance the potential strategic transaction on a timely basis. Following discussion, the Special Committee directed PJT Partners to (i) request a specific proposal on regulatory and financing matters from Party A, and (ii) share a version of the Merger Agreement with Party A. Later on July 10, 2026, at the direction of the Special Committee, representatives of PJT Partners had a meeting, via videoconference, with representatives of Elliott. At such meeting, representatives of PJT Partners discussed the sale process, including potential timing, further with the representatives of Elliott.
Later on July 10, 2026, at the direction of the Special Committee, representatives of PJT Partners had a meeting, via videoconference, with representatives of Nielsen. At such meeting, representatives of PJT Partners discussed the sale process, including potential timing, further with the representatives of Nielsen.
On July 14, 2026, at the direction of the Special Committee, representatives of PJT Partners shared a slightly modified version of the draft Merger Agreement with WFG and Party A (the “Party A Bid Draft”), which contained substantially the same terms as the Bid Draft provided to Nielsen but (i) contemplated a one-step reverse triangular merger transaction structure, as the accelerated timing to closing of a two-step merger would not be possible with Party A given the expected time necessary for Party A to satisfy regulatory conditions to closing, and (ii) included a Parent Termination Fee triggered by failure to obtain regulatory approvals.
On July 14, 2026, Gibson Dunn & Crutcher LLP (“GDC”), legal counsel to Nielsen, delivered a list of Nielsen’s positions with respect to certain matters raised in the Bid Draft (the “July 14 Issues List”). Among other things, such list provided for (i) a one-step reverse triangular merger structure as opposed to a two-step transaction structure, (ii) a “sponsor”-style transaction providing for a termination fee in the event of a financing failure and limited specific performance rights, (iii) conversion of all equity-based awards into cash awards paid in accordance with such awards’ original vesting terms, (iv) removal of the “hell or high water” regulatory efforts standard (v) a removal of the “clear skies” covenant in the Bid Draft, and (vi) an indication that the amount of the Company Termination Fee remained subject to review.
On July 15, 2026, the Company Board held a meeting, via teleconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, PJT Partners provided a summary of the status of the sale process, including by comparing the terms of the May 20 Letter and the July 9 Letter and by summarizing recent discussions with the bidders. PJT Partners reported that Nielsen was expected to submit a revised bid by July 17, 2026 and noted that (i) Nielsen had conducted substantial due diligence and Party A had only conducted a preliminary review of the diligence materials to date, and (ii) Nielsen had provided detail to the Company on its sources of equity and debt financing, and Party A had not yet provided such information. Paul Hastings then provided an overview of each bidder’s relative regulatory profile and the anticipated closing certainty associated with their respective proposals. Following such summary, the Company Board discussed valuation considerations, the relative merits of the two proposals, and timing.
Between July 16, 2026 and July 29, 2026, the Company conducted several management meetings to cover due diligence topics with representatives of Nielsen, Brookfield and Elliott, including legal, finance, tax, and human resources matters.
On July 16, 2026, Paul Hastings delivered to GDC a document containing the Company’s responses to the July 14 Issues List. Among other things, such document specified that the Company would accept the following terms in connection with a potential strategic transaction: (i) a “strategic”-style deal containing a full specific performance remedy; (ii) a full acceleration and cash-out of all equity-based awards outstanding as of closing of the transaction; and (iii) a requirement that Nielsen’s revised draft of the Merger Agreement include a specific proposal regarding the antitrust efforts covenant. In addition, such document specified that the Company would require a proposal from Nielsen on the amount of the Company Termination Fee in Nielsen’s markup to the Merger Agreement. Shortly thereafter, representatives of Paul Hastings also delivered to GDC an initial draft of the Company Disclosure Letter.
On July 17, 2026, Nielsen submitted a revised indication of interest in connection with the sale process (the “July 17 Letter”). In the July 17 Letter, Nielsen reduced its proposed purchase price from $14.00 per share to $13.20 per share in cash, and noted structural headwinds facing the Company and whether the Company could sustain historical growth and profitability as the advertising landscape continued to evolve. The July  17 Letter also indicated that Nielsen had completed its business diligence and could complete confirmatory diligence by July 31, 2026. The July 17 Letter otherwise contained substantially the same terms and conditions as set forth in the May 20 Letter for a proposed transaction and requested exclusivity for a period of fifteen (15) business days to execute definitive documentation. The July 17 Letter also included, as exhibits, certain “highly confident” letters from Nielsen’s financing sources and specified that Nielsen expected to deliver fully executed debt commitment papers from its financing sources prior to the execution of definitive transaction documentation.
On July 19, 2026, the Special Committee held a meeting, via teleconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, representatives of PJT Partners presented a comparison of both proposals (with respect to Nielsen, as described in the May 20 Letter and July 17 Letter, and with respect to Party A, as described in the May 27 Letter, the June 18 Letter and the July 9 Letter). PJT Partners noted that (i) Nielsen had signaled that there would be room to increase its proposed price per share, had secured “highly confident” financing letters from three major financial institutions, and had completed a detailed due diligence work plan, and (ii) Party A indicated that it still needed to complete its due diligence review, had not yet provided a definitive proposal on antitrust risk allocation, signaled that it may experience difficulty securing debt financing, and also signaled that executing definitive documentation on the Company’s proposed timeline would be challenging. Following such summary, the Special Committee discussed the relative closing risks associated with each bidder, the Company’s lowered second quarter financial results and the potential impact to the Company’s stock price (and consequently the bids) following the public disclosure of its lower-than-expected Q2 2026 financial results. The Special Committee then directed PJT Partners to provide the Special Committee’s feedback to each of Party A Sponsor (on behalf of Party A) and Nielsen and solicit best and final proposals from both bidders. The Special Committee also directed PJT Partners to inform Nielsen that the Company could not accept the proposal for exclusivity at this time.
On July 20, 2026, as directed by the Special Committee, PJT Partners verbally delivered feedback, via videoconference, to each of Party A Sponsor (on behalf of Party A) and Nielsen, requesting that each bidder deliver a markup of the Bid Draft or the Party A Bid Draft, as applicable, by July 22, 2026, to have executed commitments in hand and that the Company remained interested in entering into a definitive agreement shortly after July 30, 2026. In such conversations, as directed by the Special Committee, PJT Partners specified (i) that the Company expected both Nielsen and Party A to deliver their best and final positions on the regulatory efforts provisions and on termination fees, (ii) to Party A that the Company would require additional feedback on valuation by July 24, 2026 and in any event prior to the Company providing access to further diligence information, and (iii) to Nielsen that the Company would not accept the proposal for exclusivity at this time. During such videoconference, Party A Sponsor indicated to PJT Partners that it would have difficulty meeting such proposed timing and would need more time to deliver further feedback on valuation. PJT Partners promptly notified the Special Committee of Party A Sponsor’s indications.
Also on July 20, 2026, WFG delivered a list of issues raised by the Party A Bid Draft and Party A’s responses to those issues, which included, among other things, (i) an expectation that the Merger Agreement contain a “sponsor”-style deal rather than a “strategic” deal, (ii) that Party A would deliver a proposal on the antitrust efforts covenant once additional diligence had been conducted, and (iii) that Party A would need to review the Company’s underlying equity awards before making a proposal on treatment of such awards. Between July 20, 2026 and July 23, 2026, representatives of Paul Hastings held several videoconferences with representatives of WFG to discuss such issues.

Between July 20, 2026 and July 23, 2026, members of the Company’s management team held several diligence sessions, via videoconference, with representatives of Party A Sponsor to discuss, among other things, financial diligence, technology, and synergies.
On July 21, 2026, members of the Company’s management team held a meeting, via videoconference, with representatives of Party A Sponsor to discuss the Company’s lower-than-expected revenue performance in Q2 2026.
On July 22, 2026, the Company Board held a regularly scheduled meeting, via videoconference, attended by certain members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, the Company Board discussed the process relating to a potential strategic transaction involving the Company. In addition, PJT Partners provided an update on the digital advertising industry and a summary of its discussions with Nielsen and Party A Sponsor (on behalf of Party A) on July 20, 2026.
Later on July 22, 2026, Mr. Zagorski held an in-person meeting with a representative of Party A Sponsor to discuss the potential strategic transaction. At such meeting, Mr. Zagorski discussed the potential opportunities and challenges of a Party A acquisition and the timeline that the Company was pursuing.
Between July 21, 2026 and July 28, 2026, members of the Company’s management team held several meetings, via videoconference, to cover due diligence topics with Party A and Party A Sponsor, which topics included technology (including advisor requirements), quality of earnings, and synergies.
On July 25, 2026, GDC delivered a revised draft of the Merger Agreement to Paul Hastings (the “July 25 GDC Draft”), which was delivered prior to the bid deadline of July 30, 2026. Among other things, the July 25 GDC Draft provided (i) a “sponsor”-style transaction structure providing for a limited specific performance remedy, (ii) a Company Termination Fee equal to approximately 3.3% of implied equity value and a Parent Termination Fee of 5.5% of implied equity value, (iii) that (a) vested options would receive the spread between an amount equal to the cash consideration and the applicable exercise price; (b) unvested options would be canceled in exchange for a cash award equal to the spread; and (c) unvested performance-based equity awards would be converted into cash awards that vest when performance conditions are satisfied, and (iv) a regulatory efforts covenant that did not require Nielsen to commit to any structural or behavioral remedies binding on Nielsen’s business.
On July 25, 2026, WFG delivered a revised draft of the Merger Agreement to Paul Hastings (the “July 25 WFG Draft”), which was delivered prior to the bid deadline of July 30, 2026. Among other things, the July 25 WFG Draft provided for (i) a “sponsor”-style transaction structure providing for a limited specific performance remedy, (ii) a Parent Termination Fee of 4% of implied equity value for both a financing failure and failure to obtain regulatory approvals, and (iii) a regulatory efforts covenant that did not require Party A to commit to any structural or behavioral remedies or to litigate to remove regulatory impediments to closing.
On July 26, 2026, representatives of GDC delivered a revised draft of the Company Disclosure Letter to representatives of Paul Hastings.
On July 28, 2026, Mr. Campbell held an in-person meeting with a member of the board of directors of Party A to discuss a potential strategic transaction. At such meeting, Mr. Campbell discussed the status of Party A’s due diligence review of the Company, and timing for any next steps required to advance the process of the transaction.
Also on July 28, 2026, having discussed the proposal with members of the Company’s management team, representatives of Paul Hastings delivered written responses to the July 25 GDC Draft which outlined, among other things, that the Company expected Nielsen to (i) provide a regulatory commitment that required Nielsen to agree to structural and behavioral remedies, (ii) provide that certain outstanding equity-based awards would have their vesting terms accelerate and be cashed out at closing (with the achievement of performance goals to be determined by the Company Board in accordance with the applicable award agreement), and (iii) agree to a Company Termination Fee equal to 2.5% of implied equity value, which would be Nielsen’s sole and exclusive remedy if paid, including for a willful breach.
Also on July 28, 2026, at the direction of the Special Committee, representatives of PJT Partners held a meeting, via videoconference, with certain representatives of Party A Sponsor, Party A’s largest shareholder, to discuss the Special Committee’s view on transaction terms, including the Parent Termination Fee. In response, representatives of Party A Sponsor indicated that Party A would not be in a position to increase the Parent Termination Fee to 8% of the implied equity value, which the Company had previously requested.
Also on July 28, 2026, members of the Company’s management team held a meeting, via videoconference, with representatives of Party A Sponsor to discuss, among other things, the status of Party A’s financial due diligence review of the Company.
On July 29, 2026, the Special Committee held a meeting, via videoconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, Mr. Zagorski provided an update on a conversation Mr. Zagorski had with Mr. Rao, and discussion with a representative of Party A Sponsor. Mr. Zagorski provided an update on the status of each bidder’s current considerations in connection with a potential strategic transaction involving the Company, including the status of discussions among representatives of PJT Partners and representatives of Party A Sponsor. Following such update, the Special Committee discussed with its advisors potential messaging to be delivered to each bidder with a view to maintaining the competitive dynamic in the process and meeting the timing goal of a signing prior to the announcement of the Company’s Q2 earnings.
On July 30, 2026, Nielsen submitted a revised indication of interest in connection with the sale process reaffirming its prior offer of $13.20 per share, in cash (the “July 30 Letter”). The July 30 Letter otherwise contained substantially the same terms and conditions for a potential strategic transaction but cited certain liabilities of the Company that Nielsen believed it had identified and the lowered Q2 2026 revenue performance expectations as reasons that prevented Nielsen from increasing its bid. In addition, the July 30 Letter indicated that Nielsen would shortly share a set of fully negotiated debt commitment papers contemplating $1.8 billion of debt financing sourced from various lenders.
On July 31, 2026, the Special Committee held a meeting, via videoconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, representatives of PJT Partners provided an update on the proposals received from Party A and Nielsen. Representatives of PJT Partners noted that Party A (i) had not yet provided an update on its confirmed valuation of the Company, (ii) was behind Nielsen with respect to its due diligence review on the Company and on its proposed financing, and (iii) had not yet provided clarity on the timing of a potential signing date with respect to definitive documentation for a potential strategic transaction. Following such update, the Special Committee discussed with PJT Partners and Paul Hastings the timing of the Company’s next earnings call and the risk that the lower-than-expected Q2 earnings could both exert significant downward pressure on the Company’s stock price and risk jeopardizing the ability of the Company to maintain the per share price in the bids received from both Nielsen and Party A. Following the discussion, the Special Committee directed (i) PJT Partners to respond to Nielsen’s latest proposal by insisting that Nielsen match its prior offer of $14.00 per share, in cash, and (ii) Paul Hastings to further resolve open issues in the Merger Agreement with GDC. Later that day, PJT Partners provided an updated relationship disclosure letter to the Special Committee.
On July 30, 2026, representatives of Paul Hastings held a virtual videoconference with representatives of GDC to discuss the remaining open issues in the Merger Agreement.
Also on July 31, 2026, as directed by the Special Committee, representatives of PJT Partners held a meeting, via videoconference, with representatives of Nielsen and Elliott. At such meeting, as directed by the Special Committee, PJT Partners indicated that (i) the Special Committee was not prepared to recommend a transaction with Nielsen at a price of $13.20 per share, (ii) the potential liabilities and issues identified in the July 30 Letter were not credible, and (iii) the Company would expeditiously work towards definitive documentation for a transaction at a price of $14.00 per share. In addition, as directed by the Special Committee, PJT Partners indicated that the Company would require the following terms: (i) a Parent Termination Fee of 6% of implied equity value, (ii) a Company Termination Fee of 2.5% of the implied equity value, (iii) uncapped damages for a willful breach by Nielsen, (iv) that unvested equity awards would convert into cash awards that accelerate upon a termination of the applicable employee, and (v) a regulatory efforts covenant requiring Nielsen to agree to conduct remedies binding on Nielsen’s business.
Also on July 31, 2026, representatives of WFG delivered a list of issues associated with a potential strategic transaction. Among other things, in such list Party A proposed (i) a Parent Termination Fee equal to

5% of implied equity value, (ii) a limited regulatory efforts covenant with an express provision that Party A would have no obligation to litigate to resolve regulatory impediments to closing, and (iii) an outside date of twelve months from the date of signing of the Merger Agreement, with one automatic three-month extension if all conditions (other than regulatory approvals) were satisfied at the initial twelve-month outside date. Later that day, representatives of WFG held a meeting, via videoconference, with representatives of Paul Hastings to discuss such issues.
Also on July 31, 2026, representatives of Paul Hastings held a virtual videoconference with representatives of WFG to discuss the issues list provided by WFG. During such videoconference, WFG indicated that Party A had not yet conducted an extensive review of the due diligence materials to date and that Party A would only be able to execute a transaction in late August (which was significantly later than the timing on which Nielsen was prepared to transact). In addition, during such videoconference, WFG did not indicate their expected timing of delivery of a revised draft of the Merger Agreement.
On August 1, 2026, representatives of Paul Hastings held a meeting, via videoconference, with representatives of GDC to discuss open issues in the Merger Agreement.
On August 2, 2026, Paul Hastings delivered a revised draft of the Merger Agreement to GDC. Among other things, such revised draft provided for the positions previously communicated to Nielsen by PJT Partners on July 31, 2026, including (i) acceptance of Nielsen’s proposed Parent Termination Fee of 6% of implied equity value, (ii) a Company Termination Fee of 2.5% of implied equity value, (iii) an acceptance of Nielsen’s proposed “sponsor”-style transaction structure, subject to certain limitations regarding damages and specific performance in connection with a breach of the Merger Agreement, and (iv) a revision to the “burdensome condition” limitation on Nielsen’s regulatory obligation such that Nielsen would only need to take actions with respect to regulatory matters if such actions did not have a material adverse effect on the value of the transaction to Nielsen as of immediately following the closing of the Merger.
Also on August 2, 2026, the Company Board held a meeting, via videoconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, Mr. Zagorski and representatives of PJT Partners and Paul Hastings provided an update on recent conversations with Nielsen, including noting that they expected to receive a revised bid from Nielsen at $13.50 per share, in cash. In addition, it was discussed with the Company Board that, among other things, (i) Party A indicated that it needed additional time and had further information requests that would need to be addressed for Party A, in each case, to complete its due diligence, (ii) Party A indicated that Party A would need approximately 20 to 30 more days to arrange its financing for a potential strategic transaction, (iii) Party A continued to insist on a Parent Termination Fee of 5% of implied equity value, notwithstanding the significantly higher regulatory risk inherent in a transaction with Party A, and (iv) Party A had still not provided an updated valuation in writing and, as such, Party A’s last formal bid remained a range of between $13.00 and $13.99 per share in cash. Following such discussion, representatives of Paul Hastings again reviewed the Company Board’s fiduciary duties in this context, which included, among other things, the considerations that may be considered as part of the Company Board’s analysis of the relative value of competing cash bids. These included, among other things, (i) the relative certainty that a bidder will ultimately obtain financing and execute on a proposal, (ii) the fact that a bid may have materially higher closing risk than the other, and (iii) the fact that a losing bidder would have another opportunity to make a more compelling bid after signing and before a shareholder vote to approve the transaction. The representatives of Paul Hastings then reviewed the then-current terms of the draft Merger Agreement with Nielsen, noting the open points that needed resolution before signing. Following such discussion, the Company Board discussed several matters relating to the proposed transaction, including, among other things, (i) the importance that the Company sign and announce a definitive transaction agreement prior to the announcement of the Company’s Q2 earnings, given the potential significant downward pressure on the Company’s stock price, (ii) the potential for bidders to reduce or withdraw their bids following the announcement of the Company’s Q2 earnings, and (iii) the continued uncertainty surrounding Party A’s proposal, including as to price, availability of financing, and regulatory risk and Party A’s continued failure to address or mitigate such risks despite several overtures, at the direction of the Special Committee, by members of the Company’s management team, PJT Partners and Paul Hastings. Following discussion, the Company Board, among other things, directed Mr. Noell, in his capacity as the Company’s Chairperson, to again seek to increase the bid from Nielsen by discussing directly with Mr. Kerko.

On August 3, 2026, Nielsen submitted a revised indication of interest in connection with the sale process (the “August 3 Letter”). The August 3 Letter provided for an increased purchase price of $13.50 per share in cash. In addition, in the August 3 Letter, Nielsen (i) agreed to a Parent Termination Fee of 6% and Company Termination Fee of 2.5%, (ii) requested that the Parent Termination Fee be the Company’s sole and exclusive remedy if payable, including for a willful breach by Nielsen, and (iii) provided that unvested equity awards would convert to cash awards that accelerate upon termination of the applicable employee in certain circumstances.
Also on August 3, 2026, GDC delivered initial drafts of the Equity Commitment Letter, Limited Guarantee and Voting and Support Agreement to Paul Hastings.
Also on August 3, 2026, Mr. Noell, in his capacity as the Company’s Chairperson, held a meeting, via videoconference, with Mr. Kerko. At such meeting, Mr. Noell indicated that the Company would require an offer of at least $13.60 per share, in cash, from Nielsen, which Mr. Kerko indicated he would discuss with Elliott and Brookfield.
Between August 3, 2026 and August 6, 2026, Davis Polk & Wardwell LLP, counsel to Providence, and GDC exchanged several drafts of the Voting and Support Agreement.
On August 4, 2026, Mr. Swidler held a follow-up discussion, via teleconference, with a representative of Party A Sponsor regarding the timeline of a potential strategic transaction. During such discussion, Mr. Swidler reiterated that the Company expected Party A to proceed on an expedited timeline, and that Party A continued to be substantially behind other bidders.
Also on August 4, 2026, Party A submitted a revised indication of interest in connection with the sale process (the “August 4 Letter”). The August 4 Letter provided for an increased purchase price of $14.50 per share in cash. The August 4 Letter also expressly provided that Party A would only transact based on the positions set forth in the list of issues delivered by WFG on July 31, 2026. Specifically, Party A insisted on (i) a Parent Termination Fee equal to 5% of implied equity value, (ii) no affirmative obligation to litigate to resolve regulatory issues, and (iii) a twelve-month initial outside date with one automatic three-month extension if all conditions (other than conditions relating to regulatory approvals) were satisfied as of the initial outside date. The August 4 Letter did not indicate Party A’s sources of debt or equity financing for a potential strategic transaction.
Also on August 4, 2026, GDC delivered a revised draft of the Merger Agreement to Paul Hastings. Among other things, such revised draft provided for each of the positions taken by Nielsen in the August 3 Letter and also provided that (i) Nielsen control and direct all matters relating to the parties’ efforts to obtain antitrust clearance, (ii) Nielsen would have no obligation to divest assets in connection with its efforts to obtain regulatory approvals, and (iii) the Parent Termination Fee would be the exclusive remedy of the Company if payable under the Merger Agreement, even in the case of a willful breach by Nielsen.
Also on August 4, 2026, representatives of Paul Hastings delivered a further revised draft of the Company Disclosure Letter to representatives of GDC.
Later on August 4, 2026, the Special Committee held a meeting, via videoconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, representatives of PJT Partners provided an update on the latest proposals received from Party A and Nielsen, including that (i) Party A had delivered a revised offer of $14.50 per share in cash, and (ii) Party A would require an additional 30 days to complete their due diligence and financing and to sign and announce a definitive agreement. Following such update, the Special Committee discussed, among other things, (i) the likelihood that Party A could actually sign a definitive agreement within 30 days given earlier delays in the sales process, (ii) the potential consequences of providing Party A with additional time to sign a definitive agreement, which included the risk that lower-than-expected Q2 earnings may cause both bidders to reduce their bids and that Nielsen may withdraw its bid entirely, and (iii) the regulatory and closing risk associated with a transaction with Party A. Following discussion, the Special Committee directed Mr. Noell, in his capacity as the Company’s Chairperson, to contact representatives of Nielsen to again seek to increase the Nielsen offer and to convene a meeting of the Company Board to further discuss a potential strategic transaction.

On August 5, 2026, Paul Hastings delivered revised drafts of the Merger Agreement, Equity Commitment Letter, and Limited Guarantee to GDC. Such revised draft of the Merger Agreement proposed, among other things, a cap on the parties’ respective liabilities arising from a willful breach of the Merger Agreement equal to an amount not to exceed (x) $200,000,000, plus (y) the amount of any recovery costs associated with enforcing payment of such fee, plus (z) in the case of a willful breach by Parent, the amount of any the reimbursement and indemnification obligations arising in connection with the Company’s assistance in arranging for the Debt Financing, if applicable. Later that day, representatives of GDC delivered a revised draft of the Company Disclosure Letter to representatives of Paul Hastings.
Also on August 5, 2026, representatives of Elliott held a meeting, via teleconference, with representatives of PJT Partners and indicated that Nielsen would increase the previously proposed purchase price from $13.50 to $13.60 per share, which representatives of PJT Partners promptly relayed to the Company and included in the update at the Company Board meeting.
Also on August 5, 2026, representatives of Paul Hastings held a meeting, via videoconference, with representatives of WFG to discuss, among other things, regulatory matters associated with a potential strategic transaction and other material issues in connection with the most recent draft of the Merger Agreement. At such meeting, representatives of WFG stated that Party A would not have any capacity to increase the amount of the Parent Termination Fee or to further modify the scope of the regulatory efforts covenant binding on Party A.
Also on August 5, 2026, the Company Board held a meeting, via videoconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, Mr. Zagorski, Mr. Campbell, and representatives of PJT Partners provided a status update on the Company’s recent discussions with each of Nielsen and Party A Sponsor, including by providing a comparison of the August 3 Letter and the August 4 Letter and comparing timing, financing, transaction terms and closing certainty reflected in both letters. Among other things, Mr. Zagorski noted that, while the Party A proposal reflected a higher nominal price per share, the proposal from Party A had several issues that Party A had not addressed despite several overtures from the Company and its advisors, including that (i) Party A had not substantively engaged on definitive transaction documentation and many of its positions in its draft Merger Agreement remained subject to further diligence, (ii) members of the Company’s management team did not have confidence that Party A could timely (or ever) execute definitive documentation for a potential strategic transaction, including because Party A had not provided evidence of committed financing and because Party A Sponsor purportedly had issues obtaining committed financing in its acquisition of Party A in 2025, (iii) Party A’s proposal included substantially higher closing risk due to regulatory considerations and Party A had not made a satisfactory proposal to mitigate that risk and Party A’s ability to obtain financing, (iv) Party A informed the Company that it would need an additional 30 days in order to complete Party A’s due diligence review and to finalize any committed financing, (v) Party A’s proposed timing to signing of definitive documentation would follow the announcement of the Company’s lower-than-expected Q2 earnings, which earnings announcement could cause both bidders to reduce or withdraw their bids for the Company, (vi) that Party A would have an opportunity to make an enhanced bid for the Company after signing of a transaction with Nielsen, should they choose to, and that the deal protection provisions contemplated in a transaction with Nielsen would not be preclusive of such a bid, and (vii) Nielsen had indicated that it would not continue in the sale process after the Company announced its Q2 earnings because any associated decrease in the Company’s stock price could impact their financing and because Nielsen would not wait for other bidders to catch up to them on diligence and other matters. Mr. Zagorski and Andy Grimmig, the General Counsel of the Company and Chief Legal Officer, noted that, on the other hand, definitive documentation with Nielsen was substantially advanced, with only a limited number of open issues remaining, and that a transaction with Nielsen presented a substantially lower regulatory risk given the lack of material overlap in the parties’ businesses and a faster timeline to closing and regulatory approval. The Company Board also considered that Nielsen had informed the Company that Nielsen would not wait and would not keep its bid outstanding if a transaction could not be completed on the current contemplated timeline. Following such discussion, representatives of Paul Hastings reviewed with the Special Committee the directors’ fiduciary duties under Delaware law in the context of considering and comparing competing acquisition proposals and a potential sale of the Company. Mr. Grimmig and representatives of Paul Hastings also reviewed the key terms of the definitive transaction documentation with Nielsen and the proposed resolutions of outstanding issues on such documentation. Following discussion, the Company Board directed members of the Company’s management team, Paul Hastings and PJT Partners to finalize transaction documentation with Nielsen on an expedited basis and to resolve open issues with respect to the August 3 Letter.
On August 6, 2026, GDC delivered a revised draft of the Merger Agreement to Paul Hastings. Among other things, such revised draft of the Merger Agreement provided (i) for an increase to the consideration payable by Nielsen from $13.50 per share to $13.60 per share in cash, (ii) for a reduction in the cap on damages in the event of a willful breach from $200 million to $175 million, (iii) that Nielsen would only need to agree to conduct remedies imposed by a regulator binding on Nielsen and its subsidiaries that were purely administrative in nature, and (iv) that Nielsen would not need to accept conduct or behavioral remedies in connection with its regulatory efforts to the extent such remedies would materially and adversely impact the day-to-day business of Nielsen and its subsidiaries as conducted as of the date of the definitive agreement.
Over the course of the day on August 6, 2026, Paul Hastings, along with members of the Company’s management team, and GDC, along with members of Nielsen’s management team, had several meetings, via videoconference, to finalize the terms of the Merger Agreement and related transaction documents, including the Voting and Support Agreement, the Equity Commitment Letter, and the Limited Guarantee, including to negotiate the cap on damages in the event of a willful breach and the scope of the regulatory efforts covenant binding on the parties.
Later that day on August 6, 2026, Paul Hastings delivered a further revised draft of the Merger Agreement to GDC. In addition, over the course of the day on August 6, 2026, GDC and Paul Hastings subsequently shared various markups of the Company Disclosure Letter, Equity Commitment Letter, and the Limited Guarantee.
Also on August 6, 2026, the Special Committee held a meeting, via videoconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, PJT Partners and Paul Hastings summarized the material terms of the proposed transaction with Nielsen and recent negotiations with Nielsen, including that Nielsen had (i) increased the Merger Consideration to $13.60 per share in cash, and (ii) agreed to a Parent Termination Fee of $144,000,000 (approximately 6% of implied equity value) and a Company Termination Fee of $60,000,000 (approximately 2.5% of implied equity value). In addition, PJT Partners and Paul Hastings reviewed the most recent terms for a potential strategic transaction with Party A and Paul Hastings discussed the considerably heightened regulatory risk for a transaction with Party A and the relatively low Parent Termination Fee offered by Party A. At the request of the Special Committee, representatives of PJT Partners reviewed PJT Partners’ financial analyses in connection with the proposed transaction. At the request of the Special Committee, representatives of PJT Partners then rendered PJT Partners’ oral opinion to the Special Committee and the Company Board (which was subsequently confirmed in writing to the Special Committee and the Company Board) that, as of August 6, 2026, and based upon and subject to, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by PJT Partners in connection with the opinion (which are stated in its written opinion), the Merger Consideration of $13.60 per share in cash to be received by the holders of shares of the Company’s common stock (other than Excluded Shares and Dissenting Shares) in the Merger was fair to such holders from a financial point of view (such opinion, the “Fairness Opinion”). The full text of PJT Partners’ written opinion, which describes, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by PJT Partners in connection with the Fairness Opinion, is attached as Annex B. Following discussion, the Special Committee unanimously determined that the Merger Agreement, the Merger, and the other Transactions were advisable, fair to, and in the best interests of the Company and its stockholders and unanimously recommended that the Company Board approve the Merger Agreement and the Transactions.
Following the Special Committee meeting, the Company Board held a meeting, via videoconference, attended by members of the Company’s management team and representatives of Paul Hastings and PJT Partners. At such meeting, PJT Partners reviewed the material financial terms of the proposed transaction and the Fairness Opinion. Paul Hastings then reviewed the material terms and conditions of the Merger Agreement, the Voting and Support Agreement, the Equity Commitment Letter, the Limited Guarantee, and the Company Disclosure Letter. In addition, members of the Special Committee confirmed that the Special Committee had unanimously recommended that the Company Board approve the Merger Agreement and the Transactions. Following discussion, the Company Board, acting on the unanimous recommendation of the Special Committee, unanimously determined that the Merger Agreement, the Merger, and the other

Transactions are advisable, fair to, and in the best interests of the Company and its stockholders, approved and adopted the Merger Agreement and the Transactions, and resolved to recommend that the Company’s stockholders adopt the Merger Agreement.
On August 6, 2026, the parties to the Merger Agreement executed the Merger Agreement and issued a press release announcing the Merger.
Recommendation of the Company Board
After careful consideration, the Company Board, acting on the unanimous recommendation of the Special Committee, has (i) determined that the Merger Agreement, the Merger and the other Transactions are advisable, fair to, and in the best interests of the Company and the DoubleVerify Stockholders, (ii) authorized and approved the execution and delivery of the Merger Agreement and the performance by the Company of its covenants and obligations contained in the Merger Agreement and the consummation by the Company of the Transactions, including the Merger, and (iii) resolved to recommend that DoubleVerify Stockholders approve the adoption of the Merger Agreement and the Transactions, including the Merger, in each case, on the terms and subject to the conditions of the Merger Agreement.
Accordingly, the Company Board unanimously recommends, on behalf of DoubleVerify, that you vote (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the non-binding, advisory Compensation Proposal; and (3) “FOR” the Adjournment Proposal.
Reasons for the Merger
At a meeting held on August 6, 2026, the Company Board, acting on the recommendation of the Special Committee, unanimously (i) determined that the Merger Agreement, the Merger, and the other Transactions are fair to, and in the best interests of, the Company and the DoubleVerify Stockholders, (ii) authorized and approved the execution and delivery of the Merger Agreement and the performance by the Company of its covenants and obligations contained in the Merger Agreement and the consummation by the Company of the Transactions, including the Merger, and (iii) resolved to recommend that the DoubleVerify Stockholders approve the adoption of the Merger Agreement and the Transactions, including the Merger, in each case, on the terms and subject to the conditions of the Merger Agreement.
In recommending that the DoubleVerify Stockholders vote in favor of the adoption of the Merger Agreement, the Company Board consulted with the members of the Company’s management team, as well as the Company’s legal and financial advisors, and considered the following factors, which are not intended to be exhaustive and which are not listed in any relative order of importance, all of which the Company Board viewed as generally supporting its determinations and recommendation:
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Transaction Premium.   The fact that the $13.60 per share in cash to be paid as Merger Consideration represents a 22%, 30%, and 30% premium to the price per share of Company Common Stock, based on the volume-weighted average price for the 30, 60, and 90 trading-day periods, respectively, ending on August 5, 2026, the last trading day prior to the date on which the Transactions, including the Merger, were approved by the Company Board. On [•], 2026, the last practicable day before the printing of this proxy statement, the closing price of the Company Common Stock on the NYSE was $[•] per share.

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Attractive Valuation.   The Company Board’s belief that the Merger Consideration provides DoubleVerify Stockholders with attractive value for their Company Common Stock based on, among other things, the current and historical market prices for the Company Common Stock, current industry conditions and the Company Board’s familiarity with the Company’s businesses, operations, prospects, strategic, short- and long-term operating plans, and financial condition, and implies enterprise values of the Company representing multiples of:

•
approximately 8.1 times the Company’s adjusted EBITDA for the last twelve-month period ended June 30, 2026, of approximately $264,000,000 (after adjustment for certain non-recurring items and before stock-based compensation expense); and

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approximately 7.6 times the Company’s projected adjusted EBITDA for fiscal year 2026 of approximately $283,000,000.

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Trading Price.   The Company Board’s belief that, if the Company did not enter into the Merger Agreement with Parent, there could be a considerable period of time before the trading price of the Company Common Stock would reach and sustain the Merger Consideration value of $13.60 per share of Company Common Stock.

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Value Relative to Stand-Alone Prospects.   The Company Board’s determination that the Merger Consideration is more favorable to the DoubleVerify Stockholders than the potential value of the shares that would reasonably be expected to result from the Company remaining a stand-alone publicly-traded company in both the short- and the long-term, after taking into account the risks and uncertainties associated with remaining a stand-alone publicly-traded company, including the Company’s business, its competitive position, current industry and financial conditions, and other business, competitive, financial, industry, legal, market and regulatory considerations. In making this determination the Company Board considered, among other things:

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its assessment of the Company’s historical results of operations, financial performance, financial prospects and financial condition;

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the challenges the Company has faced in responding to the risks posed by artificial intelligence and the execution risks in its successful further deployment of artificial intelligence;

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other strategic and financial alternatives reasonably available, including potential expansion opportunities, such as expansion into new business lines, in each case, taking into account execution risks;

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the Projections, and the execution risks implicit in achieving the Projections, including the risk of an economic downturn, further industry dislocations, or that the Company’s strategic initiatives may (i) not be successful in driving demand for the Company’s products and services, (ii) incur expenses greater than those projected, and (iii) result in increases in revenue with suboptimal margins or that do not occur on the timeline reflected in the Projections, or at all;

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the macroeconomic factors currently affecting the Company’s industry, including volatile global financial markets and economic conditions, global conflicts and geopolitical uncertainty affecting the Company and its existing and potential customers, and certain other risk factors detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025; and

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the risks and uncertainties relating to the intensifying competition that the Company faces from both established players and emerging ad verification technologies, coupled with the need for significant ongoing investment in AI-driven measurement, privacy compliance, and global scalability and the impact of these dynamics on the Company’s margins and operational complexity.

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Negotiations with Parent.   The Company Board’s consideration of the course of discussions and negotiations between the Company and Parent, improvements to the terms of Parent’s acquisition proposal in connection with those negotiations, including those ultimately resulting in Parent’s final price of $13.60 in cash per share of Company Common Stock, and the Company Board’s belief that (i) the Company had obtained Parent’s “best and final offer” and the most favorable terms to which Parent was willing to agree, and (ii) further negotiations would create a risk of causing Parent to withdraw Parent’s final offer of $13.60 in cash per share of Company Common Stock and/or to abandon the transaction altogether. For more information, please see the section of this proxy statement captioned “The Merger — Background of the Merger”.

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Best Value Reasonably Available.   The Company Board’s belief that (i) the Merger Consideration represents the highest price that Parent was willing to pay, (ii) the Merger Consideration represents the best value reasonably available to DoubleVerify Stockholders, when taking into consideration the likelihood of consummation of a transaction and the factors set forth under the heading “Lack of Alternative Acquirors” below, and (iii) the Merger Agreement does not preclude the Company Board from, in certain circumstances, considering and responding to unsolicited Acquisition Proposals (as defined in the section of this proxy statement captioned “Proposal 1: The Merger Agreement Proposal — Non-Solicitation”) made after the announcement of the entry into the Merger Agreement and before receipt of the Required Company Stockholder Approval.

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Strategic Alternative Process.   The fact that the Company Board and the Special Committee engaged in extensive discussions and deliberations over a period spanning approximately eighteen (18) months regarding potential strategic alternatives and potential counterparties with members of the Company’s management team and the Company’s legal and financial advisors. In particular, the Company Board considered the fact that the strategic alternative process it conducted began in early-to mid-2025, with the assistance of the Company’s legal and financial advisors, involved contacting potential counterparties and entering into confidentiality agreements with Parent and nine (9) additional potential counterparties (comprising a mixture of strategic and financial counterparties that the Company Board determined would be most likely to have an interest in acquiring, and be able to pay a competitive price, for the Company), providing management presentations to ten (10) potential counterparties, receiving initial non-binding indications of interest from two (2) potential counterparties and receiving two (2) final indications of interest.

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Lack of Alternative Acquirors.   The Company Board’s determination that no alternative party, including strategic buyers (including Party A) and financial sponsors (including, among others, Providence, Party B, Party C, Party D, Party E, Party F, Party G, Party H, and Party I), was likely to enter into a potential transaction at a comparable price and with the same likelihood of consummation as the transaction proposed by Parent, even if the Company were to continue with the strategic alternative process described above and in the section of this proxy statement captioned “The Merger — Background of the Merger” or other solicitation of alternative acquisition proposals, in addition to the potential risk of continuing such process, including in respect of the increased possibility of market rumors, the potential that Parent would abandon negotiations with the Company, and the potential impact of market leaks on the members of the Company’s management team, employees, customers, business partners and other constituencies, and the disruption to the Company’s performance that may result. In making this determination, the Company Board considered, among other things:

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the fact that a transaction with Parent, given regulatory considerations (including antitrust rules and regulations), provides considerably more certainty and speed to the consummation of the Merger than a potential transaction with other potential bidders, including Party A, and including as a result of the lack of material overlap in the businesses of the Company and Parent;

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the fact that other bidders, including Party A, had not substantively engaged on definitive transaction documentation and that the Company Board did not have confidence that any such other bidders could timely (or ever) execute definitive transaction documentation for a proposed transaction;

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the fact that other bidders, including Party A, had not provided evidence of committed financing; and

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the fact that no bidder, other than Parent, had proposed timing to signing of definitive documentation prior to the announcement of the Company’s lower-than-expected Q2 earnings, which earnings announcement could have led bidders to reduce or withdraw their bids for the Company.

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Loss of Opportunity.   The possibility that, if the Company Board declined to enter into the Transactions, including the Merger, and declined to recommend the Merger Agreement for approval by the DoubleVerify Stockholders, there may not be another opportunity for the DoubleVerify Stockholders to receive a comparably-priced offer with a comparable level of closing certainty. In particular, the Company Board considered the Company’s lower-than-expected Q2 2026 financial results and the fact that such lower-than-expected results could (i) exert significant downward pressure on the Company’s stock price, (ii) risk jeopardizing the ability of Parent and/or Party A to obtain financing in connection with their bids, and (iii) risk jeopardizing the ability of the Company to maintain the per share price set forth in the bids received from both Parent and Party A or cause such bidders to withdraw their bids entirely. For more information, please see the section of this proxy statement captioned “The Merger — Background of the Merger”.

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Cash Consideration; Certainty of Value.   The fact that the Merger Consideration is payable solely in cash, which provides certainty and immediate liquidity and value to each of the DoubleVerify

Stockholders in respect of their Company Common Stock, enabling the DoubleVerify Stockholders to realize value that has been created at the Company while eliminating long-term business and execution risk and other uncertainties inherent in the Company continuing as a stand-alone company.
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Counterparty Reputation.   The Company Board’s consideration of the business reputation, experience and capabilities of Parent and Parent’s largest shareholders, Elliott and Brookfield, including their strong track records of completing acquisitions.

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Fairness Opinion of PJT Partners.   The financial presentation of PJT Partners and its oral opinion rendered to the Special Committee and the Company Board on August 6, 2026, subsequently confirmed in its written opinion to the Special Committee and the Company Board dated August 6, 2026, that, as of the date thereof and based upon and subject to, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by PJT Partners in connection with the opinion (which are stated therein), the Merger Consideration to be received by the DoubleVerify Stockholders (other than in respect of the Excluded Shares and any Dissenting Shares) in the Merger was fair to such holders from a financial point of view, as more fully described in the section of this proxy statement captioned “Opinion of PJT Partners”.

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Likelihood of Closing.   The likelihood that the Transactions, including the Merger, would be completed in accordance with the terms and conditions of the Merger Agreement, based on, among other things:

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the absence of any financing condition in the Merger Agreement;

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the financial strength of Parent and its ability to fund the aggregate Merger Consideration, including in light of the fact that (i) Elliott committed $200,000,000 of equity financing for the Merger, and (ii) Parent also obtained debt financing for the Merger, which debt financing contains a limited number of conditions to the debt financing;

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the business reputation and capabilities of Parent;

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the likelihood and anticipated timing of obtaining all required regulatory clearances in connection with the Merger and the commitments made by Parent to the Company in the Merger Agreement to use reasonable best efforts to obtain regulatory approvals and clearances (for more information, please see the section of this proxy statement captioned “Proposal 1: The Merger Agreement Proposal — Regulatory Approvals Required for the Merger”);

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the fact that the Merger is not subject to the conditionality and execution risk of any required approval by the shareholders of Parent, including Elliott and Brookfield; and

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the likelihood of satisfying the conditions to the consummation of the Merger, which the Company Board believed were reasonable, customary and limited in number and scope (for more information, please see the section of this proxy statement captioned “Proposal 1: The Merger Agreement Proposal — Conditions to Consummation of the Merger”).

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Financing; No Financing Condition.   The Company Board’s consideration of (i) the absence of any financing condition in the Merger Agreement, (ii) Parent’s and Merger Sub’s representations, warranties and covenants contained in the Merger Agreement relating to the delivery by Parent of the Commitment Letters (and the terms and conditions thereof), and (iii) the fact that, under specified circumstances in the event of a willful breach by Parent, the Merger Agreement permits the Company to seek payment of damages from Parent for an amount in excess of the Parent Termination Fee of up to (x) $175,000,000; plus (y) the amount of any recovery costs; plus (z) the amount of any reimbursement and indemnification obligations of Parent required under the debt financing cooperation covenant of the Merger Agreement (for more information, please see the section of this proxy statement captioned “Proposal 1: The Merger Agreement Proposal — Termination Fee and Expenses”).

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Merger Agreement.   The terms of the Merger Agreement and the agreements relating thereto, which were reviewed by the Company Board and the Special Committee with the Company’s legal and financial advisors, and the fact that such terms were the product of arm’s-length negotiations between the parties, including:
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the Company’s right, subject to certain conditions and limitations set forth in the Merger Agreement, prior to the receipt of the Required Company Stockholder Approval, to respond to and negotiate unsolicited Acquisition Proposals made after the date of the Merger Agreement and before receipt of the Required Company Stockholder Approval (for more information, please see the sections of this proxy statement captioned “Proposal 1: The Merger Agreement Proposal — Non-Solicitation” and “Proposal 1: The Merger Agreement Proposal — Adverse Recommendation Changes and Alternative Acquisition Agreements”);

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the Company Board’s ability to make an Adverse Recommendation Change and to terminate the Merger Agreement in order to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal (in each case as defined in the sections of this proxy statement captioned “Proposal 1: The Merger Agreement Proposal — Non-Solicitation” and “Proposal 1: The Merger Agreement Proposal — Adverse Recommendation Changes and Alternative Acquisition Agreements”), in each case, subject to certain conditions and limitations set forth in the Merger Agreement, including the Company’s obligation to pay or cause to be paid the Company Termination Fee;

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the Company Board’s belief that the Company Termination Fee, which is approximately 2.5% of the approximately $2,332,000,000 equity value of the Company implied by the Merger Consideration, is reasonable, within or lower than market averages for such fees payable in comparable transactions, and not preclusive of, or a substantial impediment to, a third party making an Acquisition Proposal (for more information, please see the section of this proxy statement captioned “Proposal 1: The Merger Agreement Proposal — Adverse Recommendation Changes and Alternative Acquisition Agreements”);

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the fact that, in the event the Merger Agreement is terminated in certain circumstances prior to the consummation of the Merger, Parent will be required to pay the Company the Parent Termination Fee subject to and in accordance with the terms of the Merger Agreement (for more information, please see the section of this proxy statement captioned “Proposal 1: The Merger Agreement Proposal — Termination Fee and Expenses”);

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the fact that the consummation of the Merger is subject to the adoption of the Merger Agreement by the DoubleVerify Stockholders, who will have the opportunity to adopt or reject the Merger Agreement;

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the high degree of certainty that the Merger would close in a timely manner in light of the conditions and other terms set forth in the Merger Agreement, and the requirement that the parties use their respective reasonable best efforts to complete the Transactions, including the Merger, and to obtain all necessary governmental approvals as promptly as reasonably practicable, in each case subject to certain specified limitations;

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the limited number and nature of the conditions to Parent’s obligation to consummate the Merger;

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the fact that the Company has sufficient operating flexibility to conduct its business in the ordinary course between execution of the Merger Agreement and the consummation of the Merger;

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the fact that the initial outside date of May 6, 2027, with an available extension (if necessary) to August 6, 2027, as set forth in the Merger Agreement relating to the failure to obtain required regulatory approvals or clearances, allows for time that the Company Board believed to be sufficient to consummate the Merger;

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the Company’s right, if the Merger Agreement is validly terminated and prior to such termination there has been a willful breach of the Merger Agreement by Parent or Merger Sub, to seek payment of damages from Parent for an amount in excess of the Parent Termination Fee of up to (x) $175,000,000; plus (y) the amount of any recovery costs; plus (z) the amount of any reimbursement and indemnification obligations of Parent required under the debt financing cooperation covenant of the Merger Agreement (for more information, please see the section of this proxy statement captioned “Proposal 1: The Merger Agreement Proposal — Termination Fee and Expenses”); and

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the fact that, taken as a whole, the terms of the Merger Agreement, including the respective representations, warranties, covenants and termination rights and fees of the Company and Parent, as finally negotiated, are reasonable and customary.

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Appraisal Rights.   The Company Board’s consideration of the availability of appraisal rights under Section 262 of the DGCL to the DoubleVerify Stockholders who do not vote in favor of the adoption of the Merger Agreement and comply with all of the required procedures under Section 262 of the DGCL, which provides such DoubleVerify Stockholders with an opportunity to have the Delaware Court of Chancery determine the fair value of their shares of Company Common Stock, which may be determined to be more than, less than or the same as the amount such stockholders would have received under the Merger Agreement. For additional information, please see the section of this proxy statement captioned “The Merger — Appraisal Rights”.

The Company Board also considered a number of uncertainties, risks and other countervailing factors relating to entering into the Merger Agreement, including, but not limited to (not necessarily in order of relative importance):
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Closing Certainty.   The fact that completion of the Transactions, including the Merger, depends on certain factors outside of the Company’s control, and that there can be no assurance that all of the conditions to the obligations of the Company and Parent to consummate the Merger will be satisfied or, if permissible, waived, including:

a.
the fact that the Closing requires receipt of regulatory approvals and clearances, which may not be received in a timely manner or at all;

b.
the fact that there can be no assurances that the DoubleVerify Stockholders will adopt the Merger Agreement;

c.
the possibility of the occurrence of a Material Adverse Effect, the non-occurrence of which is a condition to Parent’s and Merger Sub’s obligation to consummate the Merger; and

d.
the fact that the Company’s right to damages in the event of a willful breach of the Merger Agreement by Parent or Merger Sub is capped at an amount equal to (x) $175,000,000; plus (y) the amount of any recovery costs; plus (z) the amount of any reimbursement and indemnification obligations of Parent required under the debt financing cooperation covenant of the Merger Agreement (for more information, please see the section of this proxy statement captioned “Proposal 1: The Merger Agreement Proposal — Termination Fee and Expenses”).

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Participation in Future Gains.   The fact that, following the completion of the Merger, the Company will no longer exist as a stand-alone publicly-traded company and that the Company’s existing stockholders will not be able to participate in any future earnings or growth of the Company, or in any future appreciation in value of shares of the Company Common Stock.

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Outside Date.   The fact that the potential outside Date is as late as August 6, 2027 (if extended) and the DoubleVerify Stockholders could be asked to vote on the proposal to adopt the Merger Agreement well in advance of the Closing, after which, if the Required Company Stockholder Approval is received, the Company Board would no longer have the ability to consider and respond to competing Acquisition Proposals or terminate the Merger Agreement to accept a Superior Proposal.

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Impact of Merger Announcement on the Company.   The risk that disruptions from the Merger, or the failure of the Merger to close in a timely manner, could (i) harm the Company’s business, including current plans and operations and relationships with the Company’s customers, suppliers, business partners and other third parties, including during the pendency of the Merger, (ii) harm the ability of the Company to retain and hire key personnel and divert employee attention, including during the pendency of the Merger, (iii) affect the Company’s ability to meet internal or published projections, forecasts or revenue or earnings predictions, and (iv) result in the initiation of litigation by certain parties. The Company Board also considered the potential adverse reactions or changes to business relationships, including those with clients, resulting from the announcement or completion of the Merger and that potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger could affect the Company’s financial performance.

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Risks Associated with a Failure to Consummate the Merger.   The fact that, if the Merger is not completed, (i) the Company will have incurred significant risk, transaction expenses and opportunity costs, including the possibility of disruption to its operations, diversion of management and employee attention, employee attrition and a potentially negative effect on its business and relationships with clients, (ii) depending on the circumstances that caused the Merger not to be completed, it is likely that the trading price of the shares will decline, potentially significantly, and (iii) the market’s perception of the Company’s prospects could be adversely affected.

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Restrictions on the Operation of the Company’s Business.   The fact that, although the Company will continue to exercise control over its operations prior to the Closing, the Merger Agreement prohibits the Company from taking a number of actions relating to the conduct of its business prior to the Closing without the prior written consent of Parent, which may delay or prevent the Company from undertaking certain business opportunities that may arise during the pendency of the Merger, regardless of whether the Merger is completed.

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Company Termination Fee.   The requirement that the Company pay Parent the Company Termination Fee of $60,000,000 following termination of the Merger Agreement in certain circumstances set forth in the Merger Agreement, including if the Company terminates the Merger Agreement in order to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal or if Parent terminates the Merger Agreement following an Adverse Recommendation Change. For more information, please see the section of this proxy statement captioned “Proposal 1: The Merger Agreement Proposal — Adverse Recommendation Changes and Alternative Acquisition Agreements”.

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Tax Treatment.   The fact that any gains arising from the receipt of the Merger Consideration in an all-cash transaction would generally be taxable to the DoubleVerify Stockholders that are U.S. persons for U.S. federal income tax purposes.

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Non-Solicit.   The fact that, subject to and in accordance with the terms of the Merger Agreement, the Company and its representatives are prohibited from soliciting any Acquisition Proposals until the earlier of the Effective Time and the termination of the Merger Agreement in accordance with its terms (for more information, please see the sections of this proxy statement captioned “Proposal 1: The Merger Agreement Proposal — Non-Solicitation” and “Proposal 1: The Merger Agreement Proposal — Adverse Recommendation Changes and Alternative Acquisition Agreements”).

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Fees, Costs, and Expenses.   The significant costs involved in connection with entering into the Merger Agreement and consummating the Merger (many of which are payable whether or not the Merger is consummated) and the substantial time commitment and effort by the members of the Company’s management team required to consummate the Merger, which may disrupt the Company’s business operations and have a negative effect on its financial results.

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Effects of Termination.   The possibility that, as a result of the termination of the Merger Agreement, possible future acquirers may consider the Company to be an unattractive acquisition candidate.

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Stockholder Litigation.   The risk of litigation arising from the DoubleVerify Stockholders in respect of the Merger Agreement or the Transactions, including the Merger.

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Financing May Not Be Obtained.   The possibility that the equity financing contemplated by the Equity Commitment Letter and the Debt Financing contemplated by the Debt Commitment Letter will not be obtained prior to the outside date set forth in the Merger Agreement, the date of expiration or termination of the lenders’ commitments under the Debt Commitment Letter, or obtained at all, resulting in Parent not having sufficient funds to complete the Merger. The Company Board also considered the fact that in the event any portion of the Debt Financing under the Debt Commitment Letter becomes unavailable (including as a result of expiration or termination of any commitments under the Debt Commitment Letter), Parent, after using its reasonable best efforts, may not be able to obtain alternative financing from alternative financing sources acceptable to Parent, on terms containing no new or additional conditions to the consummation.

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Potential Differing Interests of Directors and Officers.   The Company Board considered the risk that certain directors and executive officers may have interests in the Transactions as individuals that are in addition to, or that may be different from, the interests of the DoubleVerify Stockholders. See the section entitled “The Merger — Interests of DoubleVerify’s Directors and Executive Officers in the Merger” of this proxy statement.
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Other Risks.   Other risks and uncertainties of the nature identified in the section of this proxy statement captioned “Forward-Looking Statements” and in the Company’s filings with the SEC, including the risks set forth in “Item 1A. Risk Factors” in the Company’s Annual Report on Form  10-K for the year ended December 31, 2025, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 and subsequent filings the Company has filed or will file with the SEC. For more information, please see the section of this proxy statement captioned “Where You Can Find More Information.”

After taking into account all of the factors set forth above, the Company Board concluded that the risks, uncertainties, restrictions and potentially negative factors associated with the Merger Agreement and the Transactions, including the Merger, were outweighed by the positive factors and potential benefits associated with the Merger Agreement and the Transactions, including the Merger, that supported its determination and recommendation. Accordingly, the Company Board, acting on the unanimous recommendation of the Special Committee, determined that the Merger Agreement, the Merger, and the other Transactions are fair to and in the best interests of the Company and the DoubleVerify Stockholders. The members of the Company Board evaluated the various factors listed above in light of their knowledge of the businesses, financial condition and prospects of the Company and also considered the input of the members of the Company’s management team and advice of the Company’s legal and financial advisors and the unanimous recommendation of the Special Committee.
The foregoing discussion of reasons for the recommendation to adopt the Merger Agreement and approve the Transactions, including the Merger, addresses the principal reasons considered by the Company Board in consideration of its recommendation but is not intended to be exhaustive and may not include all of the factors considered by the Company Board. In view of the wide variety of reasons considered by the Company Board in connection with its evaluation of the Merger Agreement, the Merger, and the Transactions and the complexity of these matters, the Company Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific reasons considered in reaching its determination and recommendation. Rather, in considering the information and reasons described above, individual members of the Company Board each applied his or her own personal business judgment to the process and may have given differing weights to differing factors. The Company Board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determinations. The Company Board based its recommendation on the totality of the information presented, including (i) thorough discussions with, and questioning of, the members of the Company’s management team and the Company’s legal and financial advisors, and (ii) the unanimous recommendation of the Special Committee.
When considering the foregoing recommendation of the Company Board that you vote to approve the proposal to adopt the Merger Agreement, the DoubleVerify Stockholders should be aware that some of the Company’s directors and executive officers may have interests in the Transactions, including the Merger, that are different from, or in addition to, the interests of the DoubleVerify Stockholders more generally. The Company Board was aware of and considered these interests, among other matters, to the extent that they existed at the time. For more information, please see the section of this proxy statement captioned “The Merger — Interests of DoubleVerify’s Directors and Executive Officers in the Merger”.
The explanation of the reasons and reasoning set forth above contain forward-looking statements that should be read in conjunction with the section of this proxy statement captioned “Cautionary Note Regarding Forward-Looking Statements”.
Opinion of PJT Partners
PJT Partners was retained by the Special Committee to act as its financial advisor in connection with the Merger and, upon the Special Committee’s request, to render its fairness opinion to the Special Committee and the Company Board in connection therewith. The Special Committee selected PJT Partners to act as its financial advisor based on PJT Partners’ qualifications, expertise and reputation, its knowledge of the Company’s industry and its knowledge and understanding of the business and affairs of the Company. At a meeting of the Special Committee on August 6, 2026, PJT Partners rendered its oral opinion, subsequently confirmed in its written opinion dated August 6, 2026, to the Special Committee and the Company Board that, as of the date thereof and based upon and subject to, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by PJT Partners in connection with the opinion (which are stated in its written opinion), the Merger Consideration to be received by the holders of shares of Company Common Stock (other than the Excluded Shares and any Dissenting Shares) in the Merger was fair to such holders from a financial point of view.
The full text of PJT Partners’ written opinion delivered to the Special Committee and the Company Board, dated August 6, 2026, is attached as Annex B and incorporated into this proxy statement by reference in its entirety. PJT Partners’ written opinion has been provided by PJT Partners at the request of the Special Committee and is subject to, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by PJT Partners in connection with the opinion (which are stated therein). You are encouraged to read the opinion carefully in its entirety. PJT Partners provided its opinion to the Special Committee and the Company Board, in their respective capacities as such, in connection with and for purposes of their evaluation of the Merger only and PJT Partners’ opinion does not constitute a recommendation as to any action the Special Committee or the Company Board should take with respect to the Merger or how any holder of Company Common Stock should vote or act with respect to the Merger or any other matter. The following is a summary of PJT Partners’ opinion and the methodology that PJT Partners used to render its opinion. This summary of the PJT Partners opinion contained in this proxy statement is qualified in its entirety by reference to the full text of PJT Partners’ written opinion.
In arriving at its opinion, PJT Partners, among other things:
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reviewed certain publicly available information concerning the business, financial condition and operations of the Company;

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reviewed certain internal information concerning the business, financial condition and operations of the Company prepared and furnished to PJT Partners by the Company’s management;

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reviewed certain internal financial analyses, estimates and forecasts relating to the Company, including projections that were prepared by or at the direction of and approved for PJT Partners’ use by the Company’s management (collectively, the “Projections”), which are further described in the section of this proxy statement titled “The Merger — Certain Company Financial Forecasts”;

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held discussions with members of senior management of the Company concerning, among other things, their evaluation of the Merger and the Company’s business, operating and regulatory environment, financial condition, prospects and strategic objectives;

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reviewed the historical market prices and trading activity for the shares of Company Common Stock;

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compared certain publicly available financial and stock market data for the Company with similar information for certain other companies that PJT Partners deemed to be relevant;

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compared the proposed financial terms of the Merger with publicly available financial terms of certain other business combinations that PJT Partners deemed to be relevant;

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reviewed a draft, dated August 6, 2026, of the Merger Agreement; and

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performed such other financial studies, analyses and investigations, and considered such other matters, as PJT Partners deemed necessary or appropriate for purposes of rendering its opinion.

In preparing its opinion, with the consent of the Special Committee, PJT Partners relied upon and assumed the accuracy and completeness of the foregoing information and all other information discussed with or reviewed by PJT Partners, without independent verification thereof. PJT Partners assumed, with the consent of the Special Committee, that the Projections and the assumptions underlying the Projections, and all other financial analyses, estimates and forecasts provided to PJT Partners by the Company’s management, were reasonably prepared in accordance with industry practice and represented Company management’s best currently available estimates and judgments as to the business and operations and future financial performance of the Company. PJT Partners assumed no responsibility for and expressed no opinion as to the Projections, the assumptions upon which they were based or any other financial analyses, estimates and forecasts provided to PJT Partners by the Company’s management. PJT Partners also assumed that there were no material changes in the assets, financial condition, results of operations, business or prospects of the Company since the respective dates of the last financial statements made available to PJT Partners. PJT Partners relied, with the consent of the Special Committee, on Company management’s representations and/or projections regarding taxable income, standalone net operating loss utilization and other tax attributes of the Company. PJT Partners further relied, with the consent of the Special Committee, upon the assurances of the Company’s management that they were not aware of any facts that would make the information, representations and projections provided by them inaccurate, incomplete or misleading.
PJT Partners was not asked to undertake, and did not undertake, an independent verification of any information provided to or reviewed by PJT Partners, nor was it furnished with any such verification and PJT Partners did not assume any responsibility or liability for the accuracy or completeness thereof. PJT Partners did not conduct, nor was it asked to conduct, a physical inspection of any of the properties or assets of the Company or Nielsen. At the Special Committee’s direction, PJT Partners did not conduct, nor did PJT Partners assume any responsibility for conducting, any independent evaluation or appraisal of the assets or the liabilities (contingent, derivative, off-balance sheet, or otherwise) of the Company, nor was it furnished with any such evaluations or appraisals, nor did it evaluate the solvency or fair value of the Company under any applicable laws.
PJT Partners also assumed, with the consent of the Special Committee, that the final executed form of the Merger Agreement would not differ in any material respects from the draft reviewed by PJT Partners and the consummation of the Merger would be effected in accordance with the terms and conditions of the Merger Agreement, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary regulatory or third party consents and approvals (contractual or otherwise) for the Merger, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on the Company or Parent or the contemplated benefits of the Merger. PJT Partners also assumed that the representations and warranties made by the Company, Parent and Merger Sub in the Merger Agreement were and would be true and correct in all respects material to its analysis. PJT Partners did not express any opinion as to any tax or other consequences that might result from the Merger, nor did its opinion address any legal, tax, regulatory or accounting matters, as to which PJT Partners understood that the Company obtained such advice as it deemed necessary from qualified professionals. PJT Partners is not a legal, tax or regulatory advisor and relied upon, without independent verification, the assessment of the Company and its legal, tax and regulatory advisors with respect to such matters. PJT Partners did not express any opinion as to the relative fairness of the Merger Consideration to be received by any one holder of shares of Company Common Stock as compared to any other holder of shares of Company Common Stock.
PJT Partners did not consider the relative merits of the Merger as compared to any other business plan or opportunity that might be available to the Company or the effect of any other arrangement in which the Company might engage, and PJT Partners’ opinion did not address the underlying decision by the Company to engage in the Merger. PJT Partners’ opinion was limited to the fairness as of the date of the opinion, from a financial point of view, to the holders of shares of Company Common Stock of the Merger Consideration to be received by such holders in the Merger, and PJT Partners’ opinion did not address any other aspect or implication of the Merger, the Merger Agreement, or any other agreement or understanding entered into in connection with the Merger or otherwise. PJT Partners further expressed no opinion or view as to the fairness of the Merger to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Merger. PJT Partners also expressed no opinion as to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Merger Consideration to be received by the holders of shares of Company Common Stock or otherwise.
PJT Partners’ opinion was necessarily based upon economic, market, monetary, regulatory and other conditions as they existed and could be evaluated, and the information made available to PJT Partners, as of the date of the opinion. PJT Partners assumed no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of its opinion. PJT Partners expressed no opinion as to the prices or trading ranges at which the shares of Company Common Stock will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company or the Merger or as to the impact of the Merger on the solvency or viability of the Company or the ability of the Company to pay its obligations when they come due.

The issuance of PJT Partners’ opinion was approved by a fairness committee of PJT Partners in accordance with established procedures. PJT Partners’ advisory services and opinion were provided to the Special Committee and the Company Board, in their respective capacities as such, in connection with and for the purposes of their evaluation of the Merger only and the opinion does not constitute a recommendation as to any action the Special Committee or the Company Board should take with respect to the Merger or any aspect thereof. PJT Partners’ opinion does not constitute a recommendation to any holder of shares of Company Common Stock as to how any DoubleVerify Stockholder should vote or act with respect to the Merger or any other matter.
Summary of Financial Analyses
In connection with rendering its opinion, PJT Partners performed certain financial, comparative and other analyses as summarized below. In arriving at its opinion, PJT Partners did not ascribe a specific range of values to the shares of Company Common Stock but rather made its determination as to fairness, from a financial point of view, to the holders of the Company Common Stock of the Merger Consideration to be received by such holders pursuant to the Merger Agreement on the basis of various financial and comparative analyses. The preparation of a fairness opinion is a complex process and involves various determinations as to the most appropriate and relevant methods of financial and comparative analyses and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to summary description.
In arriving at its opinion, PJT Partners did not attribute any particular weight to any single analysis or factor considered by it but rather made qualitative judgments as to the significance and relevance of each analysis and factor relative to all other analyses and factors performed and considered by it and in the context of the circumstances of the Merger. Accordingly, PJT Partners believes that its analyses must be considered as a whole, as considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion.
The following is a summary of the material financial analyses used by PJT Partners in preparing its opinion to the Special Committee and the Company Board. Certain financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses used by PJT Partners, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses. In performing its analyses, PJT Partners made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company or any other parties to the Merger. None of the Company, PJT Partners, or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of businesses do not purport to be appraisals or reflect the prices at which the businesses may actually be sold. The financial analyses summarized below were based on the Projections and other financial information prepared and furnished to PJT Partners by or on behalf of the Company’s management, and used at the direction of the Company’s management and approved for PJT Partners’ use by the Special Committee. The following summary does not purport to be a complete description of the financial analyses performed by PJT Partners. The following quantitative information, to the extent that it is based on market data, is based on market data as it existed, for the Company, as of the closing trading price on August 5, 2026 (which represented the last trading day for Company Common Stock prior to the date of PJT Partners’ opinion), and is not necessarily indicative of current or future market conditions. Fully diluted share numbers for the Company used below were provided by, and used at the direction of, the Company’s management.
Selected Comparable Company Analysis
PJT Partners reviewed and compared specific financial, operating and public trading data relating to the Company with selected publicly traded advertising technology companies that PJT Partners deemed comparable to the Company. The selected comparable companies (which are referred to collectively as the “Company Peers”) were The Trade Desk, Inc., Magnite, Inc., Taboola.com Ltd., Criteo S.A., Viant Technology Inc. and PubMatic, Inc. PJT Partners reviewed and compared such data in order to assess how the public market values shares of similar publicly traded companies and to provide a range of relative implied equity values per share of Company Common Stock on a standalone basis, in each case by reference to these Company Peers.
As part of its selected comparable company analysis, PJT Partners calculated and analyzed certain ratios and multiples, including: total enterprise value (calculated as the equity value based on fully diluted shares outstanding using the treasury stock method, plus debt/debt-like items and less cash and cash equivalents, after giving effect to certain adjustments for non-controlling interests and equity investments) (“TEV”) as a multiple of (1) calendar year 2027E adjusted EBITDA before stock-based compensation (“Adj. EBITDA (Pre-SBC)”) and (2) calendar year 2027E adjusted EBITDA after stock-based compensation (“Adj. EBITDA (Post-SBC)”). All of these calculations were performed and based on publicly available financial data, market data (including share prices) as of the close of trading on August 5, 2026 and consensus estimates derived from sell-side research. The results of this selected comparable company analysis are summarized below:
	Company Peers Low	Company Peers High
TEV/2027E Adj. EBITDA (Pre-SBC)	1.7x	10.9x
TEV/2027E Adj. EBITDA (Post-SBC)	2.3x	18.9x
PJT Partners, based on its professional judgment, selected the Company Peers because PJT Partners believed their businesses and operating profiles are reasonably similar to that of the Company. However, because of the inherent differences between the businesses, operations and prospects of the Company and those of the Company Peers, PJT Partners believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected comparable company analysis. Accordingly, PJT Partners also made qualitative judgments concerning differences between the businesses, financial and operating characteristics and prospects of the Company and the Company Peers that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis. These qualitative judgments related primarily to the differing sizes, growth prospects, profitability levels and degree of operational risk between the Company and the Company Peers.
Accordingly, PJT Partners selected (1) a TEV to Adj. EBITDA (Pre-SBC) multiple range of 5.0x to 8.0x for calendar year 2027E and (2) a TEV to Adj. EBITDA (Post-SBC) multiple range of 7.5x to 10.5x for calendar year 2027E, in each case for the Company on a standalone basis. PJT Partners then applied these ranges to the Company’s calendar year 2027E Adj. EBITDA (Pre-SBC) and calendar year 2027E Adj. EBITDA (Post-SBC) based on the Projections, to calculate a range of implied prices per share of Company Common Stock on a standalone basis based on the fully diluted number of shares of Company Common Stock as of June 30, 2026. The following summarizes the results of these calculations:
Implied prices per share of Company Common Stock
TEV/2027E Adj. EBITDA (Pre-SBC)	$10.62 – $16.22
TEV/2027E Adj. EBITDA (Post-SBC)	$10.77 – $14.56
Selected Precedent Transaction Analysis
PJT Partners reviewed, to the extent publicly available, and analyzed the valuation and financial metrics relating to the following six (6) selected transactions since 2017 involving companies in the advertising technology industry, which PJT Partners, in its professional judgment, considered generally relevant for comparative purposes:
Announcement Date	Target	Acquiror
May 17, 2026	LiveRamp Holdings, Inc.	Publicis Groupe S.A.
September 24, 2025	Integral Ad Science Holding Corp.	Novacap Management Inc.
August 1, 2024	TEADS	Outbrain Inc.
March 29, 2022	Nielsen Holdings plc	Evergreen Coast Capital Corporation (Brookfield Business Partners L.P. &

Announcement Date	Target	Acquiror
Elliott Investment Management L.P.)
November 1, 2020	Nielsen Global Connect	Advent International Corporation
September 5, 2017	YuMe, Inc.	RhythmOne plc
For each precedent transaction, PJT Partners reviewed the TEV of the target company in the transaction as a multiple of (a) the target company’s Adj. EBITDA (Pre-SBC) for the twelve (12) months ended prior to announcement of the transaction (which is referred to as “LTM Adj. EBITDA (Pre-SBC)”) and (b) the target company’s Adj. EBITDA (Post-SBC) for such period (which is referred to as “LTM Adj. EBITDA (Post-SBC)”), as summarized in the following:
	Low	High
TEV/LTM Adj. EBITDA (Pre-SBC)	5.9x	11.4x
TEV/LTM Adj. EBITDA (Post-SBC)	7.0x	20.7x
Estimated financial data of the selected transactions were based on publicly available information at the time of announcement of the relevant transaction.
The reasons for and the circumstances surrounding each of the selected precedent transactions analyzed were diverse and there are inherent differences in the business, operations, financial conditions and prospects of the Company and the companies included in the selected precedent transaction analysis, which PJT Partners discussed with the Special Committee. In addition, certain of the selected precedent transactions involved the purchase and sale of certain assets and businesses rather than transactions involving whole companies, and the selected precedent transactions occurred during periods in which financial, economic and market conditions were different from those in existence as of the date of PJT Partners’ opinion. Accordingly, PJT Partners believed, and discussed with the Special Committee, that a purely quantitative selected precedent transaction analysis would not be particularly meaningful in the context of considering the Merger. PJT Partners therefore made qualitative judgments concerning the differences between the characteristics of the selected precedent transactions and the Merger that would affect the acquisition values of the selected target companies and the Company. After reviewing the above analyses, PJT Partners selected a TEV to LTM Adj. EBITDA (Pre-SBC) range of 7.5x to 10.0x and a TEV to LTM Adj. EBITDA (Post-SBC) range of 12.0x to 15.0x for the Company on a standalone basis and applied these ranges to the Company’s LTM Adj. EBITDA (Pre-SBC) and LTM Adj. EBITDA (Post-SBC) based on the Projections (in each case for the twelve (12) months ended June 30, 2026), to calculate a range of implied prices per share of Company Common Stock on a standalone basis. The following summarizes the results of these calculations:
Implied prices per share of Company Common Stock
TEV/LTM Adj. EBITDA (Pre-SBC)	$12.65 – $16.39
TEV/LTM Adj. EBITDA (Post-SBC)	$12.40 – $15.15
Discounted Cash Flow Analysis
In order to estimate the present value of Company Common Stock, PJT Partners performed a discounted cash flow analysis of the Company. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset by calculating the “present value” of estimated future cash flows generated by the asset. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.
To calculate the estimated enterprise value of the Company using the discounted cash flow method, PJT Partners added (a) the Company’s projected after-tax unlevered free cash flows for the period from July 1, 2026 through fiscal year end 2034E based on the Projections (which are referred to in this section titled “Opinion of PJT Partners” as the “Company Standalone 8.5-Year DCF Analysis”) to (b) ranges of “terminal values” of the Company as of December 31, 2034, and discounted such amounts to their present value as of

June 30, 2026 using a range of selected discount rates. The after-tax unlevered free cash flows were calculated by taking Adj. EBITDA (Post-SBC), subtracting finance lease cash expense and capital expenditures, adjusting for changes in net working capital and subtracting unlevered cash taxes. The residual value of the Company at the end of the projection period, or “terminal value,” was estimated by applying a range of perpetuity growth rates of 2.5% to 4.5% to the Company’s normalized terminal period unlevered free cash flow from the Projections. The range of after-tax discount rates of 12.0% to 13.5% was selected based on PJT Partners’ analysis of the weighted average cost of capital of the Company. PJT Partners then calculated a range of implied equity values per share of Company Common Stock by adding the Company’s net cash as of June 30, 2026 to the estimated enterprise value derived using the discounted cash flow method and dividing such amount by the fully diluted number of shares of Company Common Stock as of June 30, 2026. The following summarizes the results of these calculations:
Company Standalone 8.5-Year DCF Analysis	Implied equity values per share of Company Common Stock
Projections	$11.64 – $15.47
Other Information
PJT Partners also observed the additional factors described below, which were not considered part of its financial analyses in connection with rendering its opinion, but were referenced solely for informational purposes:
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a discounted cash flow analysis of the Company in order to estimate the present value of the Company Common Stock as of June 30, 2026 based on a consensus broker case of Adj. EBITDA (Post-SBC) for the period from July 1, 2026 through fiscal year end 2034E, using the same range of perpetuity growth rates of 2.5% to 4.5% and discount rates of 12.0% to 13.5% as noted above. This analysis resulted in a range of implied equity values per share of Company Common Stock of $9.67 to $12.75;

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historical intraday trading prices of Company Common Stock during the fifty-two (52)-week period ending August 5, 2026, which indicated low and high intraday prices of Company Common Stock during such period of $7.64 to $16.82, as compared to the price per share of Company Common Stock of $13.60 to be paid to the holders of shares of Company Common Stock pursuant to the Merger Agreement; and

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publicly available Wall Street research analysts’ undiscounted share price targets for Company Common Stock, which indicated a target share price range for shares of Company Common Stock of $8.00 to $16.00, as compared to the headline offer value of $13.60.

General
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying PJT Partners’ opinion. In arriving at its fairness determination, PJT Partners considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, PJT Partners made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above-described analyses as a comparison is directly comparable to the Company or the Merger. The terms of the Merger Agreement, including the Merger Consideration, were determined through arm’s-length negotiations between the Company and Parent, rather than PJT Partners, and were approved by the Company Board, acting on the unanimous recommendation of the Special Committee. The decision to enter into the Merger Agreement was solely that of the Company and Parent.
PJT Partners prepared these analyses for purposes of providing its opinion to the Special Committee and the Company Board as to the fairness, from a financial point of view, as of the date of the written opinion of PJT Partners, of the Merger Consideration to be received by the holders of shares of Company Common Stock pursuant to the Merger Agreement. PJT Partners did not recommend any specific consideration to the

Company, the Special Committee or the Company Board, or that any specific amount or type of consideration constituted the only appropriate consideration for the Merger. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of the Company, Parent, PJT Partners or any other person assumes responsibility if future results are materially different from those forecasted.
PJT Partners is an internationally recognized investment banking firm and, as part of its and its affiliates’ investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. As a leading global M&A, capital raising, restructuring and liability management, and governance and shareholder practices advisor, PJT Partners and its affiliates undertake significant client coverage efforts and have advised and/or discussed potential strategic transactions with a number of participants in the Company’s sector. The Special Committee selected PJT Partners to act as its financial advisor because of its qualifications, reputation and experience in the valuation of businesses and securities in connection with mergers and acquisitions generally and in the advertising technology industry specifically.
PJT Partners is acting as financial advisor to the Special Committee in connection with the Merger. As compensation for its services in connection with the Merger, PJT Partners is entitled to receive from the Company an aggregate fee of approximately $23 million, $2 million of which became payable upon the delivery of PJT Partners’ opinion to the Special Committee (regardless of the conclusion reached therein) and the remainder of which is contingent and payable upon the consummation of the Merger. The Company has agreed to reimburse PJT Partners for out-of-pocket expenses and to indemnify PJT Partners for certain liabilities arising out of the performance of such services (including the rendering of PJT Partners’ opinion).
In the ordinary course of PJT Partners and its affiliates’ businesses, PJT Partners and its affiliates may provide investment banking and other financial services to the Company, Nielsen or their respective affiliates and may receive compensation for the rendering of these services. During the two years preceding the date of its opinion, PJT Partners and certain of its affiliates are advising or have advised: (i) through its fund advisory business, Providence Equity Partners L.L.C. in connection with a potential transaction unrelated to the Company or the Merger, for which PJT Partners has not received any fees, but may in the future receive fees anticipated to be significantly less than the total fees contemplated to be received by PJT Partners in connection with the Merger (such total fees, the “Transaction Fee”), (ii) through its restructuring and special situations group, (A) Elliott Management Corporation (together with its affiliates and portfolio companies, the “Elliott Entities”, and each, an “Elliott Entity”) in connection with various restructuring matters unrelated to the Company or the Merger, for which PJT Partners has received fees of less than $20 million in the aggregate, and may in the future receive additional fees anticipated to be less, in the aggregate, than the Transaction Fee, paid by each such Elliott Entity and (B) Brookfield Corporation (together with its affiliates and portfolio companies, the “Brookfield Entities”, and each, a “Brookfield Entity”) in connection with various restructuring matters unrelated to the Company or the Merger, for which PJT Partners has received fees of less than $35 million in the aggregate, and may in the future receive additional fees anticipated to be less, in the aggregate, than the Transaction Fee, paid by each such Brookfield Entity, (iii) through its restructuring and special situations group, creditor groups which have included the Elliott Entities or the Brookfield Entities in connection with various restructuring situations of third parties unrelated to the Company or the Merger, for which PJT Partners has received fees and may in the future receive additional fees paid by such third parties, (iv) through its fund advisory business, a Brookfield Entity in connection with a transaction unrelated to the Company or the Merger which ultimately did not proceed and for which PJT Partners received no fees, (v) a Brookfield Entity in connection with a transaction unrelated to the Company or the Merger, for which PJT Partners has received fees of approximately $10 million, and may in the future receive additional fees anticipated to be less, in the aggregate, than the Transaction Fee, (vi) an entity in which a Brookfield Entity maintains a significant interest in connection with shareholder advisory services unrelated to the Company or the Merger, for which PJT Partners has received fees significantly less, in the aggregate, than the Transaction Fee, and may in the future receive additional fees anticipated to be, in the aggregate, less than, or up to, the

Transaction Fee, depending on various factors, (vii) a Brookfield Entity in connection with a potential financing transaction unrelated to the Company or the Merger, for which PJT Partners has not yet received fees, but may in the future receive fees anticipated to be significantly less, in the aggregate, than the Transaction Fee, and (viii) a Brookfield Entity in connection with a capital raise and acquisition unrelated to the Company or the Merger, for which PJT Partners received fees significantly less, in the aggregate, than the Transaction Fee. PJT Partners and its affiliates have not advised, or received fees from, the Company or Nielsen during this period.
Certain Company Financial Forecasts
DoubleVerify does not generally as a matter of course publish or make public its business plans and strategies or make external disclosures about its anticipated financial position or results of operations, other than providing, from time to time, estimates of certain expected financial results and operational metrics in its regular annual and quarterly earnings press releases and other investor materials.
However, (i) DoubleVerify is including in this proxy statement a summary of certain non-public, unaudited, prospective financial information of DoubleVerify on a standalone basis for fiscal years ending December 31, 2026 through December 31, 2030, and (ii) Company management also prepared and provided growth rates, margins, and other key assumptions to PJT Partners, which PJT Partners was directed to use for fiscal years ending December 2031 through December 2034, in each case, without giving effect to the Merger (the “Projections”), and in each case, prepared by members of the Company’s management team, at the direction of the Company Board and the Special Committee, in connection with the Transactions and approved for PJT Partners’ use by the management of the Company, who directed PJT Partners to use and rely upon the Projections in connection with its financial analyses and opinion.
The Projections as to future performance, revenues, earnings or other results, particularly for extended time periods further in the future, are inherently uncertain and unpredictable, including due to the subjectivity of the underlying assumptions and estimates and the likelihood that such underlying assumptions and estimates will not be realized. As a result, DoubleVerify does not endorse projections or other unaudited prospective financial information as a reliable indication of future results.
In connection with the Company Board’s and the Special Committee’s evaluation of a potential transaction, the members of the Company’s management team, at the request of the Company Board, provided PJT Partners with, and approved and directed for PJT Partners’ use, the Projections. The Projections were prepared by the Company’s management team and made available to the Company Board and the Special Committee in connection with their consideration and evaluation of the Merger, approved by the Company Board and the Special Committee and provided to PJT Partners by the Company’s management team, who directed PJT Partners to use and rely upon the Projections in connection with its financial analyses and opinion.
DoubleVerify is including a summary of the Projections in this proxy statement in order to provide the DoubleVerify Stockholders with access to the latest projections that were made available to (i) the Company Board and the Special Committee in connection with their evaluation of the Merger; and (ii) the Special Committee’s financial advisor, PJT Partners, and which were approved by the Company Board and the Special Committee for PJT Partners to use and which PJT Partners were directed to use and rely upon, in connection with its financial analyses and opinion.
The Projections are not included in this proxy statement in order to influence any DoubleVerify stockholder’s decision to vote with respect to the adoption of the Merger Agreement or for any other purpose. The inclusion of the Projections and this summary should not be regarded as an indication that DoubleVerify, Parent or their respective managements, directors, officers, employees, advisors or any other recipient of this information or a summary thereof considered, or now considers, it to be an assurance of the achievement of future results or necessarily predictive of actual future results, and the Projections should not be relied on as such. This information is not fact and readers of this proxy statement are cautioned not to place undue reliance on the Projections. For addition information on risks and other uncertainties associated with the Projections, please see the section titled “Cautionary Note Regarding Forward-Looking Statements” beginning on page 26.

The following table summarizes certain non-public, unaudited, prospective financial information contained in the Projections:
($ in millions)	2026E	2027E	2028E	2029E	2030E
Revenue	$811	$900	$1,002	$1,111	$1,235
Adj. EBITDA (Pre-SBC)(1)	$283	$326	$375	$422	$480
Stock Based Compensation	$102	$106	$107	$94	$91
Adj. EBITDA (Post-SBC)(1)	$181	$221	$268	$328	$388
Unlevered Free Cash Flow(2)	$61(3)	$88	$114	$145	$175

(1)
“Adjusted EBITDA” is a non-GAAP measure that represents DoubleVerify’s net income (loss) adjusted to exclude, as applicable, depreciation and amortization, stock-based compensation, interest expense, income tax expense, mergers and acquisitions and restructuring costs, offering and secondary offering costs, other costs and other income.

(2)
“Unlevered Free Cash Flow” is a non-GAAP measure that represents DoubleVerify’s Adjusted EBITDA (Post-SBC) less finance lease cash expenses, capital expenditures, changes in net working capital, and unlevered cash taxes.

(3)
Unlevered Free Cash Flow for 2026E is the expected Unlevered Free Cash Flow for the third and fourth quarters of fiscal year 2026.

Additional Information About the Projections
The inclusion of the Projections in this proxy statement should not be regarded as an indication that DoubleVerify, or any of its affiliates, advisors or representatives, have considered the Projections to be predictive of actual future events, and the Projections should not be relied upon as such. DoubleVerify’s internal financial forecasts upon which the Projections were based are subjective in many respects. The Projections did not take into account any changes or expenses attributable solely to the Transactions nor did they reflect any effects of the Merger or effects of the failure of the Merger to be consummated.
Although presented with numerical specificity, the Projections were based on numerous variables, assumptions and estimates as to future events made by DoubleVerify’s management that DoubleVerify’s management believed were reasonable at the time the Projections were prepared, taking into account the relevant information available to management at the time. Important factors that may affect actual results and cause these internal financial Projections not to be achieved include, but are not limited to, risks and uncertainties relating to the business of DoubleVerify, including, without limitation, (i) that DoubleVerify’s strategic initiatives may (A) incur expenses greater than those projected, and (B) result in increases in revenue with suboptimal margins or that do not occur on the timeline reflected in the Projections or at all, and (ii) industry performance, the accuracy of certain accounting assumptions, changes in actual or projected cash flows, the regulatory and competitive environment, general business and economic conditions (including, without limitation, the risks and uncertainties of an economic downturn) and other risks and factors described in the section titled “Cautionary Note Regarding Forward-Looking Statements” beginning on page 26, as well as additional factors discussed in DoubleVerify’s periodic filings with the SEC, including in its Annual Report on Form 10-K for the year ended December 31, 2025 (which is incorporated by reference herein) and its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026 (which is incorporated by reference herein). Various assumptions underlying the Projections may not prove to have been, or may no longer be, accurate. The Projections may not be realized, and actual results may be significantly higher or lower than projected in the Projections.
The Projections reflect assumptions as to certain business strategies or plans that are subject to change and are susceptible to multiple interpretations. The Projections do not take into account any circumstances or events occurring after the date they were prepared.
The Projections cover multiple years, and such information by its nature becomes less predictive with each successive year. As a result, the inclusion of the Projections in this proxy statement should not be relied on as necessarily predictive of actual future events and actual results may differ materially (and will differ materially if the Merger is completed) from the Projections. For all of these reasons, the Projections, and the assumptions upon which they are based, (1) are not guarantees of future results; (2) are inherently speculative; and (3) are subject to a number of risks and uncertainties. Accordingly, there can be no assurance that the Projections will be realized and actual results will differ, and may differ materially, from those contained in the Projections.
The Projections were prepared solely for internal use and to assist the Company Board and the Special Committee with their consideration and evaluation of the Merger, each of which approved them for PJT Partners to use and which PJT Partners were directed to use and rely upon in connection with its financial analyses and opinion, and although they were prepared on an accounting basis consistent with DoubleVerify’s financial statements, they were not prepared with a view toward public disclosure or toward compliance with published guidelines of the SEC, U.S. generally accepted accounting principles (“GAAP”) or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The Projections included in this proxy statement have been prepared by, and are the responsibility of, DoubleVerify’s management. Neither DoubleVerify’s independent auditor nor any other independent accountant has audited, reviewed, compiled, examined or applied agreed-upon procedures with respect to the Projections, and, accordingly, they do not express an opinion or any other form of assurance with respect thereto. The report of Deloitte & Touche LLP included in DoubleVerify’s most recent Annual Report on Form 10-K (which is incorporated by reference herein) relates to DoubleVerify’s previously issued financial statements. It does not extend to the Projections and should not be read to do so.
Certain of the measures contained in the Projections, including Adj. EBITDA (Pre-SBC), Adj. EBITDA (Post-SBC) and Unlevered Free Cash Flow, are “non-GAAP financial measures,” which are financial performance measures that are not calculated in accordance with GAAP. The non-GAAP financial measures used in the Projections were relied upon by PJT Partners for purposes of its opinion, at the direction of DoubleVerify’s management, with the approval of the Company Board and the Special Committee. The non-GAAP financial measures used in the Projections were also relied upon by the Company Board and the Special Committee in connection with their evaluation of the Merger. The SEC rules which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures included in disclosures relating to a proposed business combination such as the Merger if the disclosure is included in a document such as this proxy statement. In addition, reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures were not relied upon by PJT Partners for purposes of performing its financial analysis in connection with rendering its opinion, as described in the section titled “— Opinion of PJT Partners”, nor were they relied upon by the Company Board or the Special Committee in connection with their evaluation of the Merger. Accordingly, DoubleVerify has not provided a reconciliation of the financial measures included in the Projections to the relevant GAAP financial measures. Non-GAAP measures have limitations as analytical tools, and you should not consider these measures in isolation or as substitutes for analysis of our financial results as reported under GAAP. For example, in evaluating Adj. EBITDA (Pre-SBC), Adj. EBITDA (Post-SBC) and other metrics derived from it, you should be aware that in the future DoubleVerify will incur expenses such as those that are the subject of adjustments in deriving Adj. EBITDA (Pre-SBC) and Adj. EBITDA (Post-SBC) and you should not infer from our presentation of Adj. EBITDA (Pre-SBC) and Adj. EBITDA (Post-SBC) that our future results will not be affected by these expenses or any unusual or non-recurring items.
For these reasons, as well as the basis and assumptions on which the Projections were compiled, the inclusion of specific portions of the Projections in this proxy statement should not be regarded as an indication that such Projections will be an accurate prediction of future events, and they should not be relied on as such. None of DoubleVerify nor any of its affiliates, advisors, officers, directors, partners or representatives (including PJT Partners and its affiliates) can give you any assurance that actual results will not differ from these Projections.
Except to the extent required by applicable federal securities laws, none of DoubleVerify nor any of its affiliates, advisors, officers, directors, partners or representatives (including PJT Partners and its affiliates) undertake any obligation to update or otherwise revise or reconcile the Projections or the specific portions presented to reflect circumstances existing after the date the Projections were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error. Therefore, readers of this proxy statement are cautioned not to place undue, if any, reliance on the specific portions of the Projections set forth above. None of DoubleVerify nor any of its affiliates, advisors, officers, directors, partners or representatives (including PJT Partners and its affiliates) intend to make publicly available any update or other revision to these Projections. In addition, none of DoubleVerify nor any of its affiliates, advisors, officers, directors, partners or representatives (including PJT Partners and its affiliates) have made, make or are authorized in the future to make, any representation to any stockholder or other person regarding DoubleVerify’s ultimate performance compared to the information contained in the Projections or that projected results will be achieved, and any statements to the contrary should be disregarded. The Projections should be evaluated, if at all, in conjunction with the historical financial statements and other financial information contained in DoubleVerify’s public filings with the SEC. DoubleVerify has made no representation to Parent or Merger Sub, in the Merger Agreement or otherwise, concerning the Projections.
Interests of DoubleVerify’s Directors and Executive Officers in the Merger
You should be aware that the Company’s directors and executive officers may have certain interests in the Merger that may be different from, or in addition to, the interests of the DoubleVerify Stockholders more generally. The Company Board and the Special Committee were aware of these interests and considered them, among other matters, in evaluating and negotiating the Merger Agreement, approving the Merger Agreement and the Merger, and recommending that the Merger Agreement Proposal be approved by the DoubleVerify Stockholders. These interests are described and quantified in detail in the narrative and tables below.
The Company’s executive officers as of the date hereof and for purposes of this proxy statement are Mark Zagorski (Chief Executive Officer), Nicola Allais (Chief Financial Officer), Steven Mougis (Global Chief Commercial Officer), Andrew Grimmig (Chief Legal Officer) and Julie Eddleman (Former Executive Vice President and Global Commercial Officer). Ms. Eddleman resigned from employment with the Company on December 31, 2025, but continues to provide services to the Company as a consultant, and in accordance with SEC rules, is considered to be a named executive officer for purposes of this proxy statement because she was an executive officer of the Company for whom disclosure was required in the Company’s most recent proxy statement.
The Company’s non-employee directors as of the date hereof and for purposes of this proxy statement are Laura B. Desmond, Lucy Stamell Dobrin, Sundeep Jain, Robert Davis Noell, Rosario Perez, Jennifer Storms, Gary Swidler, Kelli Turner and Scott Wagner.
Certain Assumptions
Except as otherwise specifically noted, for purposes of quantifying the payments and benefits described in this section, the following assumptions were used:
•
The consummation of the Merger occurs on August 31, 2026, which, for purposes of the section of this proxy statement titled, “Interests of DoubleVerify’s Directors and Executive Officers in the Merger,” we refer to as the “assumed closing date”;

•
The consummation of the Merger will constitute a “change in control” under the terms of the applicable plan or agreement;

•
The relevant price of a share of Company Common Stock is $13.60 (which is the Merger Consideration);

•
The calculations in this section do not include amounts to which each director or executive officer was already entitled as of the assumed closing date (other than equity awards that will be canceled in connection with the Merger and for which payments will be made pursuant to the Merger Agreement), and these amounts do not attempt to forecast any additional equity award or compensation grants, issuances, or forfeitures that may occur after the assumed closing date and prior to the consummation of the Merger; and

•
For purposes of the information required by Item 402(t) of Regulation S-K, each named executive officer experiences a qualifying termination (as defined below) on the assumed closing date.

As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in this section, the actual amounts, if any, to be received by the directors and executive officers may differ materially from the amounts set forth below.

Treatment of Shares of Company Common Stock
For information regarding beneficial ownership of the shares of Company Common Stock held by each of the Company’s directors and executive officers and all directors and executive officers as a group, see the section titled, “The Special Meeting-Stock Ownership and Interests of Certain Persons.” Each of the Company’s directors and executive officers will be entitled to receive, for each share of Company Common Stock held by such individual, the Merger Consideration in the same manner as other DoubleVerify Stockholders.
Treatment of Company Equity Awards
The Company has granted Company Stock Options, Company RSUs, and Company PSUs. At the Effective Time, the awards will be treated as follows:
•
Each vested, in-the-money Company Stock Option, including awards that vest in connection with the Closing, will be cashed out for its aggregate spread value (based on the excess of the Merger Consideration over the per share exercise price and the number of shares of Company Common Stock underlying such Company Stock Option). Each unvested, in-the-money Company Stock Option will be converted into a Cash Replacement Award equal to its aggregate spread value which will vest and be paid out on the same vesting terms that applied to the corresponding Company Stock Option. All underwater Company Stock Options (whether vested or unvested) will be canceled for no consideration.

•
Each vested Company RSU, including each award that vests in connection with the Closing, will be cashed out for an amount in cash equal to the product of the Merger Consideration and the number of shares of Company Common Stock subject to such vested Company RSU. Each unvested Company RSU will be converted into a Cash Replacement Award equal to the product of the Merger Consideration and the number of unvested shares of Company Common Stock subject to such Company RSU, which will vest and be paid out on the same vesting terms that applied to the corresponding Company RSU.

•
Each Company PSU as to which the applicable performance-based vesting conditions have been satisfied and that remains subject solely to service-based vesting conditions will, to the extent vested as of immediately prior to the Effective Time, be cashed out for an amount in cash equal to the product of the Merger Consideration and the number of shares of Company Common Stock subject to such vested Earned Company PSU. Each Earned Company PSU that does not vest in connection with the Closing will be converted to a Cash Replacement Award equal to the product of the Merger Consideration and the number of shares of Company Common Stock subject to such unvested Earned Company PSU, which Cash Replacement Award will vest and be paid out on the same terms that applied to the corresponding Earned Company PSU. Each Company PSU that is not an Earned Company PSU will be converted into a Converted PSU with respect to the number of shares of Company Common Stock determined by the Compensation Committee based on performance through the Effective Time, in accordance with the underlying award agreement. Each Converted PSU will be converted into the right to receive a Cash Replacement Award equal to the product of the Merger Consideration and the number of shares of Company Common Stock subject to such Converted PSU, which Cash Replacement Award will vest and be paid out on the same terms that applied to the corresponding Converted PSU.

•
All Cash Replacement Awards will accelerate upon a severance-eligible employment termination within twelve months following the Effective Time, or the holder’s death.

Quantification of Awards
The following table sets forth, for each executive officer and director, the number of Company Stock Options, Company RSUs, and Company PSUs (based on an estimate of actual performance for all Company PSUs) held as of the assumed closing date. As described in further detail above, vested Company Stock Options, vested Company RSUs, and vested Earned Company PSUs will be canceled and converted into the right to receive a cash payment at the Effective Time, and unvested Company RSUs, unvested Earned Company PSUs, and Converted PSUs will be canceled and converted into Cash Replacement Awards that remain subject to their original vesting schedules and are eligible for accelerated vesting upon certain qualifying terminations of employment following the Closing. The values in the table below have been determined based on the Merger Consideration of $13.60 per share of Company Common Stock. Actual amounts may differ from the amounts set forth below.
Company Equity Awards(1)
	Company Stock Options(2) (#)	Estimated Value of Company Stock Options(3) ($)	Company RSUs (#)	Estimated Value of Company RSUs ($)	Company PSUs(4) (#)	Estimated Value of Company PSUs ($)	Total Estimated Cash Consideration for Company Stock Options, Company RSUs, and Company PSUs in the Merger ($)
Non-Employee Directors:
Lucy Stamell Dobrin	—	—	20,000	272,000	—	—	272,000
Scott Wagner(5)	—	—	20,000	272,000	—	—	272,000
Sundeep Jain(6)	—	—	20,000	272,000	—	—	272,000
Laura B. Desmond(7)	—	—	43,792	595,571	—	—	595,571
Robert Davis Noell	—	—	20,000	272,000	—	—	272,000
Rosario Perez	—	—	20,000	272,000	—	—	272,000
Jennifer Storms	—	—	20,000	272,000	—	—	272,000
Gary Swidler	—	—	20,000	272,000	—	—	272,000
Kelli Turner(8)	—	—	29,183	396,889	—	—	396,889
Executive Officers:
Mark Zagorski(9)	2,715,285	7,225,831	699,439	9,512,370	311,496	4,236,346	20,974,547
Nicola Allais	1,317,900	12,432,326	243,964	3,317,910	136,252	1,853,027	17,603,263
Steven Mougis	45,072	—	228,094	3,102,078	69,166	940,658	4,042,736
Andrew Grimmig	673,133	3,460,693	191,903	2,609,881	108,626	1,477,314	7,547,888
Julie Eddleman(10)	186,727	—	23,088	313,997	10,225	139,060	453,057

(1)
The amounts in this table include previously vested awards to which the holder is entitled regardless of whether the Merger is consummated. The amounts in this table do not reflect any Company equity awards that may be granted between the date hereof and the Effective Time, nor do they represent any forfeitures or vesting events that may occur prior to the Effective Time.

(2)
Amounts in this column include both vested and unvested Company Stock Options, regardless of whether such Company Stock Options are in-the-money.

(3)
Amounts in this column represent the value of the in-the-money Company Stock Options held by each executive officer.

(4)
The Company PSU values in the table above assume vesting based on actual performance as of the assumed closing date used in this proxy statement, which is 100% of target for revenue-based Company PSUs granted in 2026, 69.64% of target for share-price based Company PSUs granted in 2026, and an assumed determination of 0% of target for TSR-based Company PSUs granted in 2025 and 2024. Under the Merger Agreement, the number of shares subject to each Company PSU that is not an Earned Company PSU will be determined by the Compensation Committee in accordance with the applicable award agreement, subject to Parent’s review and reasonable comment. No such determination of actual performance has been made as of the date of this proxy statement, and actual amounts may differ materially.

(5)
Company RSUs are held by Hilltopper LLC, which is wholly owned by Mr. Wagner.

(6)
Company RSUs are held by OPCR Tree, LLC, which is wholly owned by JKS Group Revocable Family Trust, of which Mr. Jain is trustee and a beneficiary.

(7)
Company RSUs are held by the Laura B. Desmond Revocable Trust, for which Laura B. Desmond is trustee. Includes 23,792 vested Company RSUs, consisting of (i) 9,183 vested Company RSUs that will settle on the earlier of March 2027 and the end of Ms. Desmond’s service as a director (in which case the shares will be delivered in five (5) annual installments commencing in the year of termination), and (ii) 14,609 vested Company RSUs that will settle on the earlier of January 2027 and the end of Ms. Desmond’s service as a director (in which case the shares will be delivered in a lump sum in the year of termination). Ms. Desmond has also deferred settlement of 20,000 unvested Company RSUs that will settle upon the end of her service as a director. These deferral elections affect only the timing of settlement.

(8)
Company RSUs held by Ms. Turner include 9,183 vested Company RSUs, which will settle upon the end of her service as a director, with the shares delivered in five (5) annual installments commencing in the year of termination. Ms. Turner’s deferral election affects only the timing of settlement.

(9)
Company RSUs held by Mr. Zagorski include 131,250 vested Company RSUs, which are fully vested and, pursuant to his deferral election, will settle in a lump sum upon his separation from service. Mr. Zagorski has also deferred settlement of 18,750 unvested Company RSUs. Mr. Zagorski’s deferral election affects only the timing of settlement.

(10)
Ms. Eddleman resigned from employment with the Company, effective December 31, 2025, and subsequently entered into a consulting agreement with the Company, with a term expiring on September 30, 2026. In connection with her separation from employment, Company equity awards with vesting dates beyond December 31, 2026 (the maximum possible term of her consulting agreement at the time of her separation) were canceled. At the Effective Time, Ms. Eddleman’s remaining outstanding Company Stock Options (all of which are underwater based on the Merger Consideration) will be canceled for no consideration, and her remaining unvested Company RSUs and unvested Earned Company PSUs will be converted into Cash Replacement Awards that will continue to vest in accordance with their original vesting schedules through September 30, 2026.

Amendments to Employment Agreements
On August 6, 2026, the Company amended the contractual severance benefits for certain employees of the Company, including Messrs. Zagorski, Allais, Mougis, and Grimmig, in connection with a future qualifying termination of employment. If a qualifying termination of employment occurs within the three (3) months prior to, or the twelve (12) months following, a Change in Control (as defined in the Company’s 2021 Omnibus Equity Incentive Plan), such as the Merger (such period, the “CIC Period”), the employee’s severance benefits are enhanced when compared to the severance benefits payable in connection with a qualifying termination outside of the CIC Period. For the Company’s named executive officers, the severance benefits for a qualifying termination of employment outside of a CIC Period are (i) six (6) to eighteen (18) months of base salary continuation, (ii) a pro-rated bonus for the year of termination based on actual performance, and (iii) COBRA benefits at the active-employee rate for six (6) to twenty-four (24) months, and for a qualifying termination of employment within a CIC Period such benefits are enhanced so that the named executive officer receives, in addition to base salary continuation (which for Mr. Zagorski is increased to twenty-four (24) months), (a) payment of the executive’s full target bonus for the year of termination (in lieu of a pro-rated bonus), (b) Company payment of the full premium for COBRA continuation for twelve (12) to twenty-four (24) months (in lieu of continuation at the active-employee rate), and (c) double-trigger equity protection for any equity awards then held by the executive, including Cash Replacement Awards. The amendments also provide a customary “best net after tax” cutback provision should amounts payable to any such executive potentially be subject to any excise taxes imposed under Section 4999 of the Code, and no eligible employee (including any named executive officer) is entitled to any gross-up payment to offset any excise taxes that may be imposed under Code Section 4999. Although the amendments cover qualifying terminations occurring within the three (3) months prior to a Change in Control, accelerated vesting of Cash Replacement Awards under the Merger Agreement applies only to terminations occurring within the twelve-month period following the Closing. Because Ms. Eddleman resigned from employment, she will not have a qualifying termination, and her consulting agreement with the Company does not provide any severance benefits upon the termination of her service with the Company.

Transaction Bonuses
Additionally, on August 6, 2026, the Company Board approved the implementation of a transaction bonus program with an aggregate pool of $3.5 million. Messrs. Zagorski, Allais, Mougis, and Grimmig may be awarded transaction bonuses pursuant to this program between the signing of the Merger Agreement and the Effective Time. No transaction bonuses have been awarded to any named executive officer as of the date of this proxy statement; accordingly, no amounts in respect of this program are reflected in the golden parachute table. Any such awards would constitute single-trigger compensation payable in connection with the consummation of the Merger.
Excise Taxes Under Section 4999 of the Code
No arrangements with any of the Company’s executive officers provide for any gross-up with respect to any excise tax imposed by Section 4999 of the Code. However, if any payments to Mr. Zagorski, Mr. Allais, Mr. Mougis, or Mr. Grimmig in connection with the consummation of the Merger would constitute a “parachute payment” within the meaning of Section 280G of the Code that could result in an excise tax under Section 4999 of the Code or the denial of deduction under Section 280G of the Code, such payments to the applicable executive officer will be reduced by the smallest amount necessary such that no portion of the payments will be subject to such excise tax or the denial of deduction pursuant to the applicable amendment to employment agreement, if such reduction would result in a better after-tax benefit to the executive. Such reductions, if any, will not be determinable until after the consummation of the Merger since, as of the date of this proxy statement, no determinations have been made as to whether Mr. Zagorski, Mr. Allais, Mr. Mougis, or Mr. Grimmig will suffer a qualifying termination, and the year of the Closing will materially impact the calculations of amounts potentially subject to such excise taxes. The amounts reported in the golden parachute table are shown before giving effect to any such reduction. The Company and Parent have agreed to undertake mitigation strategies, to the extent reasonably available, to reduce the potential for such excise taxes.
Other Arrangements
Prior to the Effective Time, the Company, Parent, or their respective affiliates may, in their discretion, continue or initiate, as applicable, discussions regarding agreements, arrangements, and understandings with one or more of the Company’s executive officers regarding their employment or other future services, compensation or benefits and may enter into definitive agreements with such individuals regarding the foregoing (including the terms of any participation in a post-closing equity compensation program), subject to the interim operating covenants set forth in the Merger Agreement and applicable restrictions therein.
Indemnification Insurance
Except as required by applicable law, all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time and rights to advancement of expenses relating thereto existing at the time of the signing of the Merger Agreement in favor of any Indemnified Party as provided in DoubleVerify’s organizational documents and its subsidiaries’ organizational documents or in any indemnification agreement between such Indemnified Party and DoubleVerify or any of its subsidiaries will survive the Merger and continue in full force and effect, will not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Party and by operation of law will be assumed by the Surviving Corporation in the Merger, without further action, at the Effective Time.
For a period of six (6) years from the Effective Time, Parent will cause the Surviving Corporation to maintain in effect the policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by DoubleVerify and its subsidiaries as of the signing of the Merger Agreement or cause to be provided substitute policies or purchase, or cause the Surviving Corporation to purchase, a “tail policy”. After the Effective Time, however, the Surviving Corporation will not be required to pay annual premiums in excess of 300% of the last annual premium paid by the Company prior to the date of the Merger Agreement, and if such coverage costs more than 300% of such last annual premium, the Surviving Corporation will purchase the maximum amount of annual coverage obtainable for 300% of such last annual premium. This indemnification and insurance coverage is further described in the section titled, “Proposal 1: The Merger Agreement Proposal-Indemnification and Insurance.”

Quantification of Payments and Benefits
This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation of each named executive officer that is based on or otherwise relates to the Merger and that will or may become payable at the completion of the Merger or upon a qualifying termination. Applicable SEC disclosure rules refer to this compensation as “golden parachute” compensation. This compensation is the subject of an advisory (non-binding) vote as described in the section titled, “Proposal 2: The Compensation Proposal.”
Solely for purposes of the quantification below, the Merger is assumed to be consummated on August 31, 2026, and the equity award holdings used in the quantification are calculated as of that assumed closing date. The amounts shown in the table below are estimates based on the assumptions described in the section titled, “Interests of DoubleVerify’s Directors and Executive Officers in the Merger — Certain Assumptions” and in the footnotes to the table. The amounts do not reflect compensation actions that may occur after the date of this proxy statement and before the completion of the Merger, and do not forecast any additional equity or cash award grants, issuances, or forfeitures. Actual amounts may differ materially.
Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)(4)
Mark Zagorski	2,070,000	20,974,547	82,134	23,126,681
Nicola Allais	927,500	17,603,263	61,600	18,592,363
Steven Mougis	772,500	4,042,736	41,067	4,856,303
Andrew Grimmig	825,000	7,547,888	61,600	8,434,488
Julie Eddleman	—	453,057	—	453,057

(1)
Amounts shown reflect the total cash severance payments that are payable pursuant to the amended severance arrangements described in the section titled, “Interests of DoubleVerify’s Directors and Executive Officers in the Merger — Amendments to Employment Agreements” and represent the estimated cash payments set forth in the table below. The amounts included in this column are considered “double-trigger” (i.e., triggered by a change in control but payable only upon a qualifying termination). The amounts are shown before giving effect to any reduction pursuant to the best-net-after-tax cutback described under “Excise Taxes Under Section 4999 of the Code.”

Name	Base Salary Continuation ($)	Target Annual Bonus ($)
Mark Zagorski	1,380,000	690,000
Nicola Allais	530,000	397,500
Steven Mougis	257,500	515,000
Andrew Grimmig	500,000	325,000
Julie Eddleman	—	—

(2)
Amounts shown reflect the potential value that each named executive officer could receive in connection with the Merger for such named executive officer’s outstanding Company equity awards. At the Effective Time, each outstanding Company equity award will be canceled and the named executive officer will receive cash consideration or a Cash Replacement Award, as applicable. The cash consideration payable for the vested in-the-money Company Stock Options, vested Company RSUs (excluding deferred Company RSUs), and vested Earned Company PSUs is considered “single-trigger” (i.e., triggered solely by the change in control) because it will be paid in connection with the Merger regardless of whether the named executive officer has a qualifying termination. In addition, the cash consideration payable for the vested deferred Company RSUs is considered “single-trigger” (i.e., triggered solely by the change in control) because it will be paid in accordance with the named executive officer’s applicable deferral election regardless of whether the named executive officer has a qualifying termination. The Cash Replacement Awards, which will replace the unvested Company RSUs, unvested Earned Company PSUs, and Converted PSUs, are considered “double-trigger” (i.e., triggered by a change in control but payable only upon a qualifying termination) because such Cash Replacement Awards will continue to vest in accordance with the vesting schedule that applied to the corresponding Company equity award and accelerate only upon an involuntary termination without “Cause” or a resignation for “Good Reason” where applicable, in either case within the 12-month period following the Closing, or upon the executive’s death. Company PSU amounts assume vesting based on an estimate of actual performance as of the assumed closing date. Values are based on the Merger Consideration of $13.60 per share.
Name	Estimated Value of Single-Trigger Equity ($)	Estimated Value of Double-Trigger Equity ($)	Estimated Value of Outstanding Equity ($)
Mark Zagorski	9,010,831	11,963,716	20,974,547
Nicola Allais	12,432,326	5,170,937	17,603,263
Steven Mougis	—	4,042,736	4,042,736
Andrew Grimmig	3,460,693	4,087,195	7,547,888
Julie Eddleman	—	453,057	453,057
“Single-trigger” amounts consist of (i) vested in-the-money Company Stock Options cashed out at the Effective Time for their aggregate spread value ($7,225,831 for Mr. Zagorski, $12,432,326 for Mr. Allais, and $3,460,693 for Mr. Grimmig) and (ii) vested Company RSUs (the settlement of which was previously deferred) that are converted into a cash payment at the Effective Time and will settle in accordance with the applicable deferral election ($1,785,000 for Mr. Zagorski). No named executive officer holds any vested Earned Company PSUs. “Double-trigger” amounts consist of (i) unvested Company RSUs ($7,727,370 for Mr. Zagorski, $3,317,910 for Mr. Allais, $3,102,078 for Mr. Mougis, $2,609,881 for Mr. Grimmig, and $313,997 for Ms. Eddleman), (ii) unvested Earned Company PSUs ($1,064,078 for Mr. Zagorski, $468,765 for Mr. Allais, $75,494 for Mr. Mougis, $352,594 for Mr. Grimmig, and $139,060 for Ms. Eddleman), and (iii) Converted PSUs ($3,172,268 for Mr. Zagorski, $1,384,262 for Mr. Allais, $865,164 for Mr. Mougis, and $1,124,720 for Mr. Grimmig), each of which will be converted into Cash Replacement Awards that vest in accordance with the vesting schedule that applied to the corresponding Company equity award and accelerate only upon a qualifying termination as described above. For Ms. Eddleman, amounts are classified as “double-trigger” because acceleration of her Cash Replacement Award is contingent upon a termination of her consulting agreement without cause prior to the expiration of such agreement on September 30, 2026.
(3)
Amounts shown reflect full reimbursement of premiums for continued healthcare coverage for twenty-four (24) months for Mr. Zagorski, eighteen (18) months for Messrs. Allais and Grimmig, and twelve (12) months for Mr. Mougis. The amounts included in this column are considered “double-trigger” (i.e., amounts triggered by a change in control for which payment is also conditioned upon a qualifying termination).

(4)
No named executive officer participates in any defined benefit pension plan, and no amounts become payable under any nonqualified deferred compensation arrangement as a result of the Merger. No named executive officer is entitled to any gross-up or other reimbursement for excise taxes imposed under Section 4999 of the Code. See the section titled, “Interests of DoubleVerify’s Directors and Executive Officers in the Merger — Excise Taxes Under Section 4999 of the Code.”

Financing of the Merger
We presently anticipate that the total funds needed to complete the Merger and the related Transactions will be approximately $2,332,000,000, excluding estimated transaction fees and expenses. Parent expects these amounts to be funded through a combination of committed debt financing, equity commitments, and cash available on Parent’s and DoubleVerify’s balance sheets.
The obligation of Parent and Merger Sub to consummate the Merger is not conditioned upon receipt of financing by Parent, Merger Sub, or any of their respective Affiliates. Parent and Merger Sub have represented to the Company that, subject to satisfaction of certain conditions in the Merger Agreement, the financing provided pursuant to the Commitment Letters will provide sufficient cash proceeds, when taken together with cash available on DoubleVerify’s balance sheet and the proceeds of the Debt Financing, to satisfy all of Parent’s payment obligations under the Merger Agreement on the Closing Date. This includes funds needed to (1) pay

DoubleVerify Stockholders the Merger Consideration due under the Merger Agreement for their Company Common Stock, (2) make payments in respect of all outstanding Company equity awards payable at the Closing pursuant to the Merger Agreement, (3) repay the existing indebtedness required (or elected) to be repaid in accordance with the Merger Agreement, and (4) pay fees and expenses related to the Merger and Transactions.
Parent and Merger Sub have obtained committed financing consisting of (1) equity to be provided by the Equity Investors pursuant to the terms of the Equity Commitment Letter and (2) debt financing to be provided pursuant to the Debt Commitment Letter by the Debt Commitment Parties. In connection with the Merger Agreement, Parent and Merger Sub have delivered to the Company copies of the Commitment Letters. Notwithstanding anything in the Merger Agreement to the contrary, in no event will the receipt or availability of any funds or financing (including the financing contemplated by the Commitment Letters) by or to Parent or any of its affiliates or any other financing transaction be a condition to any of the obligations of Parent or Merger Sub under the Merger Agreement.
Equity Commitment Letter
In connection with the financing of the Merger, the Equity Investors have entered into the Equity Commitment Letter, to severally provide an aggregate amount in immediately available funds equal to $200,000,000 to Parent and Merger Sub, for the purpose of providing Parent and Merger Sub with sufficient cash, when taken together with cash available on DoubleVerify’s balance sheet and the proceeds of the Debt Financing, to consummate the Merger and make certain cash payments required under the Merger Agreement on the Closing Date. The Company is an express third-party beneficiary of certain rights granted to Parent under the Equity Commitment Letter and is entitled to specifically have Parent enforce the obligations of the Equity Investors to fund their respective commitments under the Equity Commitment Letter in accordance with the Equity Commitment Letter and the Merger Agreement.
Each Equity Investor’s obligation to fund the Equity Financing is subject to the following conditions: (a) the execution and delivery of the Merger Agreement by the Company; (b) all of the conditions to the Closing required of DoubleVerify being satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at such time); (c) the Debt Financing having been funded at the Closing, or the Debt Commitment Parties having confirmed in writing that the Debt Financing will be funded at the Closing if the Equity Financing is funded at the Closing; and (d) the substantially simultaneous consummation of the Merger in accordance with the terms of the Merger Agreement.
The obligation of the Equity Investors to fund the Equity Financing will automatically and immediately terminate upon the earliest to occur of (1) the Closing and the funding in full of the Equity Financing (only after which the obligations under the Equity Commitment Letter will be discharged), (2) the valid termination of the Merger Agreement by Parent in accordance with its terms or the valid termination of the Merger Agreement by the Company in accordance with its terms (except in any instance in which the Company is seeking specific performance in accordance with the Merger Agreement, in which case the Equity Commitment Letter will terminate upon the date that is thirty (30) days following the final resolution of such claim) and (3) the Company or any of its subsidiaries commencing an action against the applicable Equity Investor, Parent, Merger Sub, or any of their respective affiliates, advisors or representatives in connection with the Equity Commitment Letter, the Limited Guarantee, or the Merger Agreement, other than certain permitted proceedings. The Company is an express third-party beneficiary of certain rights granted to Parent under the Equity Commitment Letter and is entitled to specifically have Parent enforce the obligations of the Equity Investors to fund their respective commitments under the Equity Commitment Letter in accordance with the terms and conditions set forth in the Equity Commitment Letter and the Merger Agreement.
Debt Commitment Letter
In addition, in connection with the financing of the Merger, Parent entered into the Debt Commitment Letter with the certain debt commitment lenders, pursuant to which the Debt Commitment Parties have committed to provide the Debt Financing. The obligations of the Debt Commitment Parties to provide Debt Financing under the Debt Commitment Letter are subject to a number of customary conditions, including, among others, (i) the consummation of the Merger in all material respects in accordance with the Merger

Agreement, (ii) an equity investment of at least $200,000,000, (iii) the delivery of customary closing documents (including legal opinions, officer’s certificates and a solvency certificate), (iv) the accuracy of specified representations and warranties and the absence of specified events of default, (v) the receipt of specified financial statements and the expiration of a fifteen (15) business day marketing period, (vi) the receipt of customary “know your customer” documentation, (vii) the payment of fees and expenses required to be paid on the Closing Date and (viii) the refinancing of certain existing indebtedness.
Limited Guarantee
Concurrently with the execution of the Merger Agreement, the Equity Investors entered into the Limited Guarantee with the Company pursuant to which each Equity Investor has agreed to guarantee (up to an agreed upon cap) the due and punctual payment of and discharge of its pro rata percentage of the payment obligations and liabilities of Parent and Merger Sub, if, as and when due, of (a) the Parent Termination Fee to the extent that such amount is required to be paid by Parent under the Merger Agreement, (b) the recovery costs payable to the Company in enforcing the payment of the Parent Termination Fee, if applicable, and (c) the reimbursement and indemnification obligations with respect to any reasonable and documented out-of-pocket third-party costs and expenses incurred by DoubleVerify and its subsidiaries in connection with the arrangement of the Debt Financing, in each case, solely in the event of certain circumstances giving rise to a valid termination of the Merger Agreement by DoubleVerify in accordance therewith.
The Limited Guarantee will terminate and the Equity Investors will have no further obligations thereunder upon the earliest to occur of (a) the Effective Time, (b) receipt by the Company of payment in full of the Obligations (as defined in the Limited Guarantee) on the terms of the Limited Guarantee, (c) the valid termination of the Merger Agreement in accordance with its terms in circumstances in which no portion of the Obligations could be payable, and (d) sixty (60) days after the valid termination of the Merger Agreement in accordance with its terms (in circumstances other than those described in clause (c)), unless the Company has commenced a legal proceeding against the Equity Investors, Parent or Merger Sub alleging that the Parent Termination Fee is due and owing, or that Parent or Merger Sub is liable for any other Obligations under the Merger Agreement, or against the Equity Investors alleging that amounts are due and owing pursuant to the Limited Guarantee, in which case, the Limited Guarantee will terminate upon the date on which such claims are resolved by a final, non-appealable order and all amounts payable by the Equity Investors thereunder have been paid in full, or as otherwise agreed in writing by the parties to the Limited Guarantee.
Appraisal Rights
If the Merger is consummated, holders of record and beneficial owners of shares of Company Common Stock who (1) do not vote in favor of the adoption of the Merger Agreement (whether by voting against the adoption of the Merger Agreement, abstaining or otherwise not voting with respect to the adoption of the Merger Agreement), (2) properly and validly demand an appraisal of their shares of Company Common Stock in writing, (3) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their shares of Company Common Stock through the Effective Time, (4) strictly comply with the statutory requirements of Section 262 of the DGCL and (5) do not withdraw their demands or otherwise lose their rights to appraisal, subject to the conditions thereof, will be entitled to seek appraisal of their shares of Company Common Stock in connection with the Merger under Section 262 of the DGCL. Unless the context requires otherwise, all references in Section 262 of the DGCL and in this summary to a “stockholder” or to a “holder of shares” are to a record holder of Company Common Stock. Unless the context requires otherwise, all references in Section 262 of the DGCL and in this summary to a “beneficial owner” are to a person who is the beneficial owner of shares of Company Common Stock held either in voting trust or by a nominee on behalf of such person. Unless the context requires otherwise, all references in Section 262 of the DGCL and in this summary to a “person” are to any individual, corporation, partnership, unincorporated association or other entity.
Persons who exercise appraisal rights under Section 262 of the DGCL will not receive the Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. They will receive an amount determined to be the “fair value” of their shares of Company Common Stock following petition to, and an appraisal by, the Delaware Court of Chancery. Persons considering seeking appraisal should recognize that the fair value of their shares of Company Common Stock determined under Section 262 of the

DGCL could be more than, the same as or less than the Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. Strict compliance with the procedures set forth in Section 262 of the DGCL is required. Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL will result in the withdrawal, loss or waiver of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262 of the DGCL, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.
The following is a summary of the procedures to be followed by stockholders who wish to exercise their appraisal rights under Section 262 of the DGCL. The full text of the version of Section 262 of the DGCL applicable to the Merger Agreement is attached as Annex C to this proxy statement and may be accessed without subscription or cost at the following publicly available website:
https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary does not constitute any legal or other advice and does not constitute a recommendation that the DoubleVerify Stockholders or beneficial owners exercise their appraisal rights under Section 262 of the DGCL. Holders of record and beneficial owners of shares of Company Common Stock should carefully review the full text of Section 262 of the DGCL as well as the information discussed below. Failure to follow the steps required by Section 262 of the DGCL for demanding and perfecting appraisal rights will result in the loss of such rights.
Under Section 262 of the DGCL, if the Merger is completed, holders of record or beneficial owners of shares of Company Common Stock who (1) properly demand appraisal of such holder’s or owner’s shares of Company Common Stock, (2) do not vote in favor of the adoption of the Merger Agreement (whether by voting against the Merger Agreement Proposal, abstaining or otherwise not voting with respect to the adoption of the Merger Agreement), (3) continuously hold (in the case of a holder of record) or own (in the case of a beneficial owner) such shares of Company Common Stock through the effective date of the Merger, (4) do not withdraw their demands or otherwise lose their rights to appraisal, and (5) strictly comply with the statutory requirements and satisfy certain ownership thresholds set forth in Section 262 of the DGCL, may be entitled to have their shares of Company Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash for the “fair value” of their shares of Company Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the Effective Time through the date of payment of the judgment. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest on the amount determined to be fair value will accrue and compound quarterly from the effective date of the Merger through the date of payment of the judgment at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the Surviving Corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262 of the DGCL to each person seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares of Company Common Stock as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time). The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
However, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who are otherwise entitled to appraisal rights unless (1) the total number of shares of Company Common Stock entitled to appraisal exceeds one percent of the outstanding shares of the class of Company Common Stock eligible for appraisal (as measured in accordance with subsection (g) of Section 262 of the DGCL), or (2) the aggregate Merger Consideration in respect of the shares of Company Common Stock for which appraisal rights have been pursued and perfected exceeds $1,000,000. The Company refers to these conditions as the “ownership thresholds.”
Under Section 262 of the DGCL, where the proposed merger for which appraisal rights are provided is to be submitted for approval at a meeting of the DoubleVerify Stockholders, the corporation, not less than twenty (20) days prior to the meeting, must notify each of its stockholders of record as of the close of business on the Record Date for notice of such meeting that appraisal rights are available and include in the notice a copy of Section 262 of the DGCL or information directing the DoubleVerify Stockholders to a publicly available electronic resource at which Section 262 of the DGCL may be accessed without subscription or cost.

This proxy statement constitutes the Company’s notice to its stockholders that appraisal rights are available in connection with the Merger, and the full text of Section 262 of the DGCL may be accessed without subscription or cost at the following publicly available website:
https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the Merger, any holder of record or beneficial owner of Company Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such holder’s or owner’s right to do so, should review Section 262 of the DGCL carefully. Failure to strictly comply with the requirements of Section 262 of the DGCL in a timely and proper manner will result in the loss of appraisal rights under the DGCL. A stockholder or beneficial owner who loses such holder’s or owner’s appraisal rights will be entitled to receive the Merger Consideration described in the Merger Agreement, without interest and less any required withholding tax. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of Company Common Stock, the Company believes that if a stockholder or a beneficial owner is considering exercising such rights, that stockholder or beneficial owner should seek the advice of legal counsel.
Stockholders and beneficial owners wishing to exercise appraisal rights with respect to their shares of Company Common Stock must do ALL of the following:
•
the stockholder or beneficial owner must deliver to the Company a written demand for appraisal of such holder’s or owner’s shares of Company Common Stock before the vote on the adoption of the Merger Agreement at the Special Meeting;

•
the stockholder or beneficial owner must not vote in favor of the adoption of the Merger Agreement;

•
the stockholder must continuously hold or the beneficial owner must continuously own the shares of Company Common Stock from the date of making the demand through the Effective Time (a stockholder will lose appraisal rights if the stockholder transfers the shares before the Effective Time); and

•
strictly comply with the procedures of Section 262 of the DGCL for perfecting appraisal rights thereafter.

Any holder of record or beneficial owner of shares of the Company Common Stock who has complied with the applicable requirements of Section 262 of the DGCL and is otherwise entitled to appraisal rights or the Surviving Corporation may file a petition in the Delaware Court of Chancery demanding a determination of the value of the stock of all such persons within one hundred twenty (120) days after the date of the Merger. The Surviving Corporation is under no obligation to file any petition and has no intention of doing so.
In addition, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who asserted appraisal rights unless one of the ownership thresholds is met.
For stockholders, because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, each stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the Merger Agreement, abstain or not vote his, her or its shares of Company Common Stock.
Written Demand
A stockholder or beneficial owner wishing to exercise appraisal rights must deliver to the Company, before the vote on the adoption of the Merger Agreement at the Special Meeting, a written demand for the appraisal of such holder’s or beneficial owner’s shares of Company Common Stock. In addition, such stockholder or beneficial owner must not vote or submit a proxy in favor of the adoption of the Merger Agreement. A vote in favor of the adoption of the Merger Agreement, at the Special Meeting or by proxy (whether by mail or via the Internet or telephone), will result in loss of appraisal rights in respect of the shares of Company Common Stock so voted and will nullify any previous written demands for appraisal with respect to such stockholder’s or beneficial owner’s shares of Company Common Stock. A stockholder exercising appraisal rights must hold of record the shares of Company Common Stock on the date the written demand for appraisal is made and must continue to hold the shares of Company Common Stock of record through the effective date of the Merger. A beneficial owner exercising appraisal rights must own the shares of Company Common Stock on the date the written demand for appraisal is made and must continue to own such shares of

Company Common Stock through the effective date of the Merger. For a stockholder, a proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, and it will constitute a waiver of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. A stockholder or beneficial owner who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the adoption of the Merger Agreement or abstain from voting on the adoption of the Merger Agreement. Neither voting against the adoption of the Merger Agreement nor abstaining from voting or failing to vote on the adoption of the Merger Agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the Merger Agreement. A stockholder’s or beneficial owner’s failure to make the written demand prior to the taking of the vote on the adoption of the Merger Agreement at the Special Meeting will constitute a waiver of appraisal rights.
A holder of record of shares of Company Common Stock is entitled to demand appraisal for the shares of Company Common Stock registered in that holder’s name. A demand for appraisal in respect of shares of Company Common Stock by a holder of record must reasonably inform the Company of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares of Company Common Stock.
A beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares of Company Common Stock. A demand for appraisal in respect of shares of Company Common Stock should be executed by or on behalf of the beneficial owner and must reasonably inform the Company of the identity of the beneficial owner and that the beneficial owner intends thereby to demand an appraisal of such owner’s shares of Company Common Stock. The demand made by such beneficial owner must also (1) reasonably identify the holder of record of the shares of Company Common Stock for which the demand is made, (2) be accompanied by documentary evidence of such beneficial owner’s continuous ownership of the stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and (3) provide an address at which such beneficial owner consents to receive notices given by the Surviving Corporation and to be set forth on the verified list required by subsection (f) of Section 262 of the DGCL. If the shares of Company Common Stock are owned of record or beneficially owned in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner or beneficial owner, and if the shares of Company Common Stock are owned of record or beneficially owned by more than one (1) person, as in a joint tenancy and tenancy in common, the demand must be executed by or on behalf of all joint record holders or beneficial owners. An authorized agent, including an authorized agent for two (2) or more joint record holders or beneficial owners, may execute a demand for appraisal on behalf of a holder of record or beneficial owner; however, the agent must identify the record owner or owners or beneficial owner or owners, respectively, and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners or beneficial owner or owners, as applicable. All written demands for appraisal pursuant to Section 262 of the DGCL must be mailed or delivered to:
DoubleVerify Holdings, Inc.
Attention: Andrew Grimmig, Chief Legal Officer
462 Broadway
New York, New York 10013
(212) 631-2111
Email: corporatesecretary@doubleverify.com
At any time within sixty (60) days after the effective date of the Merger (or thereafter, with written approval from the Company), any holder of record or beneficial owner of shares of the Company Common Stock who has submitted a demand for appraisal who has not commenced an appraisal proceeding or otherwise joined such proceeding as a named party will have the right to withdraw such person’s demand for appraisal and to accept the Merger Consideration offered pursuant to the Merger Agreement, without interest and less any required withholding tax, by delivering to the Company, as the Surviving Corporation, a written withdrawal of the demand for appraisal. Once a petition for appraisal is filed, an appraisal proceeding may not be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including without limitation, a reservation of jurisdiction for any application to the Delaware Court of Chancery made under subsection (j) of Section 262 of the DGCL (a “Reservation”); provided, however, that this will not affect the right of any such person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the Merger Consideration within sixty (60) days after the effective date of the Merger. Except with respect to any holder of record or beneficial owner of shares of the Company Common Stock who withdraws such person’s demand in accordance with the provision in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to such person, the person will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the Merger Consideration being offered pursuant to the Merger Agreement.
Notice by the Surviving Corporation
If the Merger is completed, within ten (10) days after the Effective Time, the Surviving Corporation will notify each record holder of shares of Company Common Stock who has properly and validly made a written demand for appraisal pursuant to Section 262 of the DGCL, and who has not voted in favor of the adoption of the Merger Agreement and any beneficial owner who has demanded appraisal in accordance with Section 262 of the DGCL that the Merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within one hundred twenty (120) days after the effective date of the Merger, but not thereafter, the Surviving Corporation or any holder of record or beneficial owner of shares of the Company Common Stock who has complied with Section 262 of the DGCL and who is entitled to appraisal rights under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a person, demanding a determination of the fair value of the shares of Company Common Stock held by all such persons entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and holders of record and beneficial owners of shares of Company Common Stock should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Company Common Stock. Accordingly, any such persons who desire to have their shares of Company Common Stock appraised should take all actions necessary to perfect their appraisal rights in respect of their shares of Company Common Stock within the time and in the manner prescribed in Section 262 of the DGCL. The failure to file such a petition within the period specified in Section 262 of the DGCL will nullify a previous written demand for appraisal.
Within one hundred twenty (120) days after the effective date of the Merger, any holder or beneficial owner of shares of the Company Common Stock who has complied with the requirements for an appraisal of such person’s shares of Company Common Stock pursuant to Section 262 of the DGCL and who is entitled to appraisal rights under Section 262 of the DGCL will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares of Company Common Stock not voted in favor of the adoption of the Merger Agreement and with respect to which the Company has received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares of Company Common Stock (provided that, where a beneficial owner makes a demand pursuant to Section 262 of the DGCL, the holder of record of such shares of Company Common Stock will not be considered a separate stockholder holding such shares of Company Common Stock for purposes of such aggregate number). The Surviving Corporation must send this statement to the requesting person within ten (10) days after receipt by the Surviving Corporation of the written request for such a statement or within ten (10) days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by a holder or beneficial owner of shares of the Company Common Stock and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within twenty (20) days after such service to file with the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all such persons who have demanded appraisal for their shares of Company Common Stock and with whom agreements as to the value of their shares of Company Common Stock have not been reached. The Register in Chancery, if so ordered by the Delaware Court of Chancery, will give notice of the time and place fixed for the hearing of such petition by mail to the Surviving Corporation and to the persons shown on such list at the addresses stated therein. The forms of the notices by mail and by publication will be approved by the Delaware Court of Chancery and the costs of any such notice are borne by the Surviving Corporation.
After providing the foregoing notice, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 of the DGCL and who are entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares and who hold stock represented by certificates to submit their stock certificates to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings. If any person fails to comply with the direction, the Delaware Court of Chancery may dismiss the proceedings as to such person. Accordingly, persons seeking appraisal of their shares of the Company Common Stock are cautioned to retain their Company Common Stock certificates pending resolution of the appraisal proceedings.
The Delaware Court of Chancery will dismiss appraisal proceedings as to all holders or beneficial owners of shares of the Company Common Stock who are otherwise entitled to appraisal rights unless (1) the total number of shares of Company Common Stock entitled to appraisal exceeds one percent of the outstanding shares of the class of Company Common Stock eligible for appraisal (as measured in accordance with subsection (g) of Section 262 of the DGCL) or (2) the value of the consideration provided in the Merger for such total number of shares of Company Common Stock entitled to appraisal exceeds $1,000,000.
Determination of Fair Value
After the Delaware Court of Chancery determines the persons entitled to appraisal, and that at least one (1) of the ownership thresholds above has been satisfied, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of Company Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value (subject, in the case of interest payments, to any voluntary payments made by the Surviving Corporation pursuant to subsection (h) of Section 262 of the DGCL that have the effect of limiting the sum on which interest accrues as described below). In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at five percent (5%) over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, the Surviving Corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the Surviving Corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262 of the DGCL to each person entitled to appraisal, interest will accrue thereafter only on the sum of (1) the difference, if any, between the amount paid by the Surviving Corporation in such voluntary cash payment and the fair value of the shares of Company Common Stock as determined by the Delaware Court of Chancery, and (2) interest accrued before such voluntary cash payment, unless paid at that time.
In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the Merger that throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

Persons considering seeking appraisal should be aware that the fair value of their shares of Company Common Stock as so determined by the Delaware Court of Chancery could be more than, the same as or less than the Merger Consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares of Company Common Stock and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and may not in any manner address, fair value under Section 262 of the DGCL. Although the Company believes that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and holders of record and beneficial owners of Company Common Stock should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration. Neither the Company nor Parent anticipates offering more than the Merger Consideration to any stockholder or beneficial owner exercising appraisal rights, and the Surviving Corporation reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 of the DGCL and to assert, in any appraisal proceeding, that for purposes of Section 262 of the DGCL, the “fair value” of a share of Company Common Stock is less than the Merger Consideration.
The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the list filed by the Surviving Corporation pursuant to Section 262(f) of the DGCL who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares of Company Common Stock entitled to an appraisal not dismissed pursuant to subsection (k) of Section 262 of the DGCL or subject to such an award pursuant to a Reservation. In the absence of such determination or assessment, each party bears its own expenses.
If any person who demands appraisal of his, her or its shares of Company Common Stock under Section 262 of the DGCL fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s shares of Company Common Stock will be deemed to have been converted at the Effective Time into the right to receive the Merger Consideration as provided in the Merger Agreement, without interest and less any required withholding tax. A person will fail to perfect, or effectively lose, such person’s right to appraisal if no petition for appraisal is filed within one hundred twenty (120) days after the effective date of the Merger, if neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights or if the person delivers to the Surviving Corporation a written withdrawal of such person’s demand for appraisal and an acceptance of the Merger Consideration as provided in the Merger Agreement in accordance with Section 262 of the DGCL.
From and after the Effective Time, no person who has demanded appraisal rights with respect to some or all of such person’s shares of Company Common Stock in compliance with Section 262 of the DGCL will be entitled to vote such shares of Company Common Stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time). If a person who has made a demand for an appraisal in accordance with Section 262 of the DGCL delivers to the Surviving Corporation a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares, either within sixty (60) days after the effective date of the Merger or thereafter with the Surviving Corporation’s written approval, then the right of such person to an appraisal of the shares subject to the withdrawal will cease. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a Reservation; provided, however, that the foregoing will not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the Merger Consideration within sixty (60) days after the Effective Time. If a petition for an appraisal is not filed within the time provided in accordance with Section 262 of the DGCL, the right to appraisal with respect to all shares of Company Common Stock will cease.
Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL will result in the loss of a person’s appraisal rights under Section 262 of the DGCL. In that event, such person will be entitled to receive the Merger Consideration for such person’s shares of Company Common Stock in accordance with the Merger Agreement, without interest and less any required withholding tax. Consequently, any holder of record or beneficial owner of shares of the Company Common Stock wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
STOCKHOLDERS OR BENEFICIAL OWNERS OF SHARES OF COMPANY COMMON STOCK WHO VOTE SHARES OF COMPANY COMMON STOCK IN FAVOR OF THE ADOPTION OF THE MERGER AGREEMENT WILL NOT BE ENTITLED TO EXERCISE APPRAISAL RIGHTS WITH RESPECT THERETO BUT, RATHER, WILL RECEIVE THE MERGER CONSIDERATION.
Accounting Treatment
The Merger will be accounted for as a “business combination” for financial accounting purposes.
Certain Material U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of certain material U.S. federal income tax consequences of the Merger that may be relevant to U.S. Holders and Non-U.S. Holders (each as defined in this proxy statement) of shares of Company Common Stock whose shares are converted into the right to receive cash pursuant to the Merger. This discussion is limited to DoubleVerify Stockholders who hold their shares of Company Common Stock as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment purposes). This discussion is based upon the Code, Treasury Regulations promulgated under the Code, rulings and other published positions of the Internal Revenue Service (the “IRS”) and judicial decisions, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations at any time, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion is not binding on the IRS or the courts and, accordingly, the IRS may assert, or a court may sustain, a position contrary to any of the tax consequences described in this discussion. No advance ruling has been or will be sought from the IRS regarding any matter discussed below.
This discussion is for general information purposes only and does not purport to be a complete analysis of all of the U.S. federal income tax consequences that may be relevant to particular holders in light of their particular facts and circumstances, or to DoubleVerify Stockholders subject to special rules under U.S. federal income tax laws, including, for example, but not limited to:
•
banks and other financial institutions;

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insurance companies;

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brokers or dealers in securities, currencies or commodities;

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dealers or traders in securities subject to a mark-to-market method of accounting with respect to shares of Company Common Stock;

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regulated investment companies and real estate investment trusts;

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retirement plans, individual retirement and other tax-deferred accounts;

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tax-exempt organizations, governmental agencies, instrumentalities or other governmental organizations and pension funds;

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holders that are holding shares of Company Common Stock as part of a “straddle,” hedge, constructive sale, or other integrated transaction or conversion transaction or similar transactions;

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U.S. Holders whose functional currency is not the U.S. dollar;

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partnerships, other entities classified as partnerships for U.S. federal income tax purposes, “S corporations,” or any other pass-through entities for U.S. federal income tax purposes (or investors in such entities);

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expatriated entities subject to Section 7874 of the Code;

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holders that are required to accelerate the recognition of any item of gross income as a result of such income being recognized on an “applicable financial statement”;

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persons subject to alternative minimum taxes;

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U.S. expatriates and former citizens or long-term residents of the United States;

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holders that own or at any time during the five (5)-year period ending on the date of the Merger have owned (directly, indirectly or constructively) more than five percent (5%) of Company Common Stock;

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grantor trusts;

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controlled foreign corporations, passive foreign investment companies, and corporations that accumulate earnings to avoid U.S. federal income tax;

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holders that received their shares of Company Common Stock in a compensatory transaction, through a tax qualified retirement plan or pursuant to the exercise of options or warrants;

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holders that own an indirect equity interest in Parent following the Merger;

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holders that hold their shares of Company Common Stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States;

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holders that do not vote in favor of the Merger and that properly demand appraisal of their shares of Company Common Stock under Section 262 of the DGCL; and

•
holders whose Company Common Stock qualifies as qualified small business stock.

This discussion does not address any U.S. federal tax consequences other than those pertaining to the income tax (such as estate, gift or other non-income tax consequences) or any state, local or non-U.S. income or non-income tax consequences. In addition, this discussion does not address any consequences arising under the Medicare contribution tax.
If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of Company Common Stock, the U.S. federal income tax consequences of the Merger to a partner in such partnership will generally depend upon the status of the partner, the activities of the partner and the partnership, and certain determinations made at the partner level. Each Partnership holding shares of Company Common Stock and each partner therein is urged to consult its tax advisors regarding the consequences to it of the Merger.
THE U.S. FEDERAL INCOME TAX TREATMENT OF THE TRANSACTIONS DISCUSSED HEREIN TO ANY PARTICULAR DOUBLEVERIFY STOCKHOLDER WILL DEPEND ON SUCH STOCKHOLDER’S PARTICULAR TAX CIRCUMSTANCES. WE URGE EACH DOUBLEVERIFY STOCKHOLDER TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO IT IN CONNECTION WITH THE MERGER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES, INCLUDING U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES.
U.S. Holders
This section applies to “U.S. Holders.” For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of Company Common Stock that is for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

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a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of such trust and one (1) or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (ii) the trust validly elected to be treated as a “United States person” (within the meaning of Section 7701(a)(30) of the Code) for U.S. federal income tax purposes.

The receipt of cash by a U.S. Holder in exchange for shares of Company Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. Holder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received with respect to, and the U.S. Holder’s adjusted tax basis in the shares of Company Common Stock surrendered pursuant to, the Merger. A U.S. Holder’s adjusted tax basis will generally equal the amount that such U.S. Holder paid for the shares of Company Common Stock. A U.S. Holder’s gain or loss on the disposition of shares of Company Common Stock will generally be characterized as capital gain or loss. Any such gain or loss will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one (1) year at the time of the completion of the Merger. A preferential tax rate on capital gain will generally apply to long-term capital gain of a non-corporate U.S. Holder (including an individual). The deductibility of capital losses is subject to limitations. Gain or loss must be determined separately for each block of Company Common Stock (i.e., shares of Company Common Stock purchased or acquired on different dates or at different prices) disposed of pursuant to the Merger.
Non-U.S. Holders
This section applies to “Non-U.S. Holders.” For purposes of this discussion, a “Non-U.S. Holder” means a beneficial owner of Company Common Stock that is not a U.S. Holder.
Subject to the discussion of backup withholding below, a Non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized in connection with the Merger, unless:
•
such gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable and properly claimed income tax treaty, is attributable to a permanent establishment or fixed base maintained by such Non-U.S. Holder in the United States), in which case such gain will generally be subject to U.S. federal income tax at rates generally applicable to U.S. persons, and, if such Non-U.S. Holder is a corporation, such gain may also be subject to the additional branch profits tax at a rate of thirty percent (30%) (or a lower rate under an applicable and properly claimed income tax treaty);

•
such Non-U.S. Holder is an individual who is present in the United States for one hundred eighty three (183) days or more in the taxable year of disposition of shares of Company Common Stock pursuant to the Merger, and certain other specified conditions are met, in which case such gain (net of certain U.S.-source losses provided such Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses) will be subject to U.S. federal income tax at a rate of thirty percent (30%) (or a lower rate under an applicable and properly claimed income tax treaty); or

•
the shares of Company Common Stock constitute a United States real property interest (“USRPI”), as defined in Section 897(c)(1) of the Code, by reason of the Company’s status as a United States real property holding corporation (“USRPHC”), as defined in Section 897(c)(2) of the Code, for U.S. federal income tax purposes during the shorter of the five-year period ending at the time of the Merger and the Non-U.S. Holder’s holding period for the shares of Company Common Stock, and, as discussed below, one or more other conditions are satisfied.

If the Company is (or was during the above period) a USRPHC, gain recognized as a result of the Merger by a Non-U.S. Holder will not be subject to U.S. federal income or withholding tax by reason of the Company’s USRPHC status if (i) the shares of Company Common Stock are “regularly traded,” as defined by applicable Treasury Regulations, on an established securities market, and (ii) such Non-U.S. Holder owned, actually and constructively, five percent (5%) or less of the shares of Company Common Stock throughout the shorter of the five-year period ending on the date of the Merger or the Non-U.S. Holder’s holding period.
We believe that we are not (and have not been during the relevant time period) a USRPHC and that the Company Common Stock is regularly traded on an established securities market. Accordingly, a Non-U.S. Holder is not expected to be subject to income taxes (or withholding taxes) under these rules upon the exchange of the Company Common Stock pursuant to the Merger.
Each Non-U.S. Holder is urged to consult its tax advisor about the consequences that could result if the Company was, or is a USRPHC.
Information Reporting and Backup Withholding
Generally, information reporting requirements may apply in connection with payments made to U.S. Holders or Non-U.S. Holders in connection with the Merger.

Backup withholding of tax (at the applicable rate) will generally apply to the Merger Consideration received by a U.S. Holder pursuant to the Merger, unless the U.S. Holder provides the applicable withholding agent with a properly completed and executed IRS Form W-9 providing such U.S. Holder’s correct taxpayer identification number and certifying that such U.S. Holder is not subject to backup withholding, or otherwise establishes an exemption, and otherwise complies with the backup withholding rules. Backup withholding of tax may also apply to the Merger Consideration received by a Non-U.S. Holder pursuant to the Merger, unless the Non-U.S. Holder provides the applicable withholding agent with a properly completed and executed IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable IRS Form W-8), in each case together with all appropriate attachments, attesting to such Non-U.S. Holder’s status as a non-U.S. person and otherwise complies with applicable certification requirements.
Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a DoubleVerify Stockholder may generally be allowed as a credit against such holder’s U.S. federal income tax liability, if any, and may entitle such DoubleVerify Stockholder to a refund, provided that the required information is timely furnished to the IRS.
THE DISCUSSION ABOVE IS BASED ON CURRENT LAW. LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL CHANGES OR INTERPRETATIONS, WHICH CAN APPLY RETROACTIVELY, COULD AFFECT THE ACCURACY OF THE STATEMENTS SET FORTH THEREIN. THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY AND DOES NOT CONSTITUTE TAX ADVICE. IT DOES NOT ADDRESS TAX CONSEQUENCES THAT MAY VARY WITH, OR ARE CONTINGENT ON, A DOUBLEVERIFY STOCKHOLDER’S INDIVIDUAL CIRCUMSTANCES OR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. JURISDICTION AND EACH DOUBLEVERIFY STOCKHOLDER IS URGED TO CONSULT ITS TAX ADVISOR REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF THE MERGER TO IT IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES.
Regulatory Approvals Required for the Merger
General
Pursuant to the Merger Agreement, each of the parties has agreed to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and cooperate with each other in order to do, all things necessary, proper or advisable under Antitrust Law (as defined below) to consummate the Transactions at the earliest practicable date. The parties have agreed to prepare and file as promptly as practicable (and in any event no later than twenty (20) business days from the date of the Merger Agreement) appropriate filings under the antitrust laws in the jurisdictions identified by the parties, including the Australian Competition and Consumer Act 2010 (Cth), the Cyprus Control of Concentrations Between Undertakings Law of 2014 (Law 83(I)/2014), the German Act Against Restraints of Competition (Gesetz gegen Wettbewerbsbeschränkungen) and the Moroccan Law No. 104-12 on Freedom of Prices and Competition (Loi n° 104-12 sur la liberté des prix et de la concurrence), subject to certain limitations as outlined in the section of this proxy statement titled “Proposal 1: The Merger Agreement Proposal — Antitrust.”
For purposes of the Merger Agreement and the references in this proxy statement, “Antitrust Law” means the Sherman Act of 1890, as amended, the Clayton Antitrust Act of 1914, as amended, the HSR Act, the Federal Trade Commission Act, as amended, foreign antitrust or competition laws, and all other laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.
HSR Act and Antitrust Matters
Under the HSR Act and the rules promulgated thereunder, the Merger may not be completed until DoubleVerify and Parent each files a Notification and Report Form with the DOJ and the FTC, and the applicable waiting period has expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration or termination of a thirty (30)-calendar-day waiting period following the parties’ filings of their respective HSR Act Notification and Report Forms. If the FTC or DOJ issues a

Second Request prior to the expiration of the initial waiting period, the parties must observe a second thirty (30)-day waiting period, which would begin to run only after both parties have substantially complied with the Second Request, unless the waiting period is terminated earlier, the parties agree to extend any applicable waiting period, or the parties otherwise agree to delay the Closing.
The Company and Parent each filed a Notification and Report Form with respect to the Merger with the FTC and DOJ on August 20, 2026 and the applicable waiting period will expire on 11:59 p.m. Eastern Time on September 21, 2026, unless the FTC or the DOJ earlier terminates the waiting period, the period is lengthened by a pull-and-refile, or the FTC or the DOJ issues a Second Request.
The Merger is also conditioned on the expiration or termination of any agreement not to consummate the Merger with any governmental body, and the receipt of any requisite approvals or clearances under the Antitrust Laws and competition laws of Australia, Cyprus, Germany and Morocco, unless the relevant jurisdiction declines, does not assert or defers jurisdiction.
At any time before or after consummation of the Merger, notwithstanding the termination or expiration of the waiting period under the HSR Act, the FTC or the DOJ could take such action under the Antitrust Laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Merger, seeking divestiture of substantial assets of the parties, or requiring the parties to license or hold separate assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Merger, any state could take such action under the Antitrust Laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Merger or seeking divestiture of substantial assets of the parties.
On September 3, 2026, notification and report forms were filed by the parties with certain foreign merger control authorities under the Antitrust Laws and competition laws of Australia, Cyprus, Germany and Morocco.
Private parties may also seek to take legal action under the Antitrust Laws under certain circumstances. We cannot be certain that a challenge to the Merger will not be made or that, if a challenge is made, we will prevail.

PROPOSAL 1: THE MERGER AGREEMENT PROPOSAL
This section describes the material terms and conditions of the Merger Agreement. The description of the Merger Agreement in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement. This section is not intended to provide you with factual information about DoubleVerify or any of its subsidiaries or affiliates. Such information can be found elsewhere in this proxy statement and in the public filings DoubleVerify makes with the SEC, which may be obtained by following the instructions set forth in the section titled “Where You Can Find More Information” beginning on page 126.
Explanatory Note Regarding the Merger Agreement
The Merger Agreement and the description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about DoubleVerify, Parent, Merger Sub or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific agreed upon dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations, qualifications and supplemental information agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party for the purposes of allocating contractual risk between the parties. In addition, certain representations and warranties may be subject to contractual standards of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by DoubleVerify. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is contained in, or incorporated by reference into, this proxy statement, DoubleVerify’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, proxy statements and Current Reports on Form 8-K. Except in certain limited circumstances expressly specified in the Merger Agreement, DoubleVerify Stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of DoubleVerify, Parent or any of their respective subsidiaries, affiliates or businesses. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver, amendments or other modification.
Form and Effects of the Merger; Certificate of Incorporation and Bylaws; Directors and Officers
Upon the terms and subject to the conditions set forth in the Merger Agreement and the applicable provisions of the DGCL, at the Effective Time, Merger Sub will be merged with and into DoubleVerify. Upon consummation of the Merger, the separate corporate existence of Merger Sub will cease and DoubleVerify will continue as the Surviving Corporation and a wholly owned subsidiary of Parent.
At the Effective Time, DoubleVerify’s certificate of incorporation in effect immediately prior to the Effective Time, by virtue of the Merger and without any further action on the part of any person, will be amended and restated so that it reads in its entirety as set forth in Exhibit B to the Merger Agreement, and, as so amended, will be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with its terms and as provided by the DGCL.
Also at the Effective Time, by virtue of the Merger and without any further action on the part of any person, DoubleVerify’s bylaws will be amended and restated to read in their entirety as the bylaws of Merger Sub in effect immediately prior to the Effective Time (with any changes as DoubleVerify and Parent may mutually agree in writing), except that all references therein to Merger Sub shall be automatically amended and shall become references to the Surviving Corporation, and, as so amended, will be the bylaws of the

Surviving Corporation until thereafter amended in accordance with their terms, the certificate of incorporation of the Surviving Corporation and as provided by the DGCL.
As of the Effective Time, the directors of Merger Sub as of immediately prior to the Effective Time will be the directors of the Surviving Corporation, each to serve until his or her respective successor is duly elected and qualified or until the earlier of his or her death, resignation or removal.
The officers of DoubleVerify immediately prior to the Effective Time will be the officers of the Surviving Corporation, each such officer to serve until his or her respective successor is duly elected and qualified or until the earlier of his or her death, resignation or removal.
Consummation and Effectiveness of the Merger
Unless another time or date is mutually agreed in writing by Parent and DoubleVerify, the Closing will take place as soon as practicable, but in any event no later than the date which is three (3) business days after the date on which all conditions set forth in the Merger Agreement have been satisfied or waived and described in the section titled “Proposal 1: The Merger Agreement Proposal — Conditions to Consummation of the Merger,” other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction of such conditions at such time. If the Marketing Period has not ended, the Closing will not occur until the earlier of (a) a Business Day, if any, during the Marketing Period specified by Parent on no less than three (3) business days’ notice to DoubleVerify and (b) three (3) business days following the final day of the Marketing Period.
Consideration to be Received in the Merger
At the Effective Time, subject to the terms and conditions of the Merger Agreement, by virtue of the Merger, the following will occur:
•
Each share of Company Common Stock issued and outstanding as of immediately prior to the Effective Time will be automatically converted into and shall thereafter represent the right to receive the Merger Consideration, except that no Merger Consideration will be paid with respect to any shares of Company Common Stock, (A) owned directly or indirectly by Parent, Merger Sub or any direct or indirect wholly owned subsidiary of Parent, Merger Sub or DoubleVerify, (B) any shares held by the Company (including those held in the Company’s treasury) or (C) any Dissenting Shares;

•
each share of common stock of Merger Sub, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time will automatically be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of the Surviving Corporation; and

•
all shares of Company Common Stock will no longer be outstanding and will automatically be canceled and cease to exist, and thereafter only represent the right to receive the Merger Consideration, without interest and subject to deduction for any required withholding tax (except for holders of Dissenting Shares, as described above and in the section titled “The Merger — Appraisal Rights”).

Treatment of Equity Awards in the Merger
The Company has granted Company Stock Options, Company RSUs, and Company PSUs. At the Effective Time, the awards will be treated as follows:
•
Each vested, in-the-money Company Stock Option, including awards that vest in connection with the Closing, will be cashed out for its aggregate spread value (based on the excess of the Merger Consideration over the per-Share exercise price and the number of shares of Company Common Stock underlying such Company Stock Option). Each unvested, in-the-money Company Stock Option will be converted to a Cash Replacement Award equal to its aggregate spread value which will vest and be paid out on the same vesting terms that applied to the corresponding Company Stock Option. All underwater Company Stock Options (whether vested or unvested) will be canceled for no consideration.

•
Each vested Company RSU, including awards that vest in connection with the Closing, will be cashed out for an amount in cash equal to the product of the Merger Consideration and the number of shares of Company Common Stock subject to such vested Company RSU. Each unvested Company RSU will be converted to a Cash Replacement Award equal to the product of the Merger Consideration and the number of unvested shares of Company Common Stock subject to such Company RSU, which will vest and be paid out on the same vesting terms that applied to the corresponding Company RSU.
•
Each Company PSU as to which the applicable performance-based vesting conditions have been satisfied, including awards that vest in connection with the Closing, will, to the extent vested as of immediately prior to the Effective Time, be cashed out for an amount in cash equal to the product of the Merger Consideration and the number of shares of Company Common Stock subject to such vested Earned Company PSU (with the performance conditions deemed achieved based on actual performance as of immediately before the Effective Time). Each Company PSU that is not an Earned Company PSU will be converted into a Converted PSU with respect to the number of shares of Company Common Stock determined by the Compensation Committee based on performance through the Effective Time, in accordance with the underlying award agreement, subject to Parent’s review and reasonable comment. Each Converted PSU will be converted into the right to receive a Cash Replacement Award equal to the product of the Merger Consideration and the number of shares of Company Common Stock subject to such Converted PSU, which Cash Replacement Award will vest and be paid out on the same terms that applied to the corresponding Converted PSU. Each unvested Earned Company PSU will be converted to a Cash Replacement Award equal to the product of the Merger Consideration and the number of shares of Company Common Stock subject to such unvested Earned Company PSU, which Cash Replacement Award will vest and be paid out on the same terms that applied to the corresponding Earned Company PSU.

•
All Cash Replacement Awards will accelerate upon a severance-eligible employment termination within twelve months following the Effective Time, or the holder’s death.

Each Cash Replacement Award will be payable solely in cash. A Company RSU or Earned Company PSU that is vested but subject to a deferral election under Section 409A of the Code will be treated as unvested for these purposes. In addition, to the extent any Company Stock Option, Company RSU, Company PSU, Earned Company PSU, or Converted PSU (or the Cash Replacement Award issued in respect thereof) constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, the corresponding Cash Replacement Award will instead be paid on the settlement or payment dates, and in the form, that applied to such award immediately prior to the Effective Time. Parent will cause the Surviving Corporation or its applicable subsidiary to assume and honor each Cash Replacement Award. Each Cash Replacement Award will provide that, upon (i) an involuntary termination of the holder without “Cause” within the 12-month period immediately following the Closing, (ii) if the applicable award agreement or employment-related agreement provides for a “Good Reason” definition, a voluntary resignation of the holder with “Good Reason” within the 12-month period immediately following the Closing, or (iii) the death of the holder, in each case prior to the final vesting date of such Cash Replacement Award, the then-unvested portion of such Cash Replacement Award will immediately vest and be paid in full.
Procedures for Receiving Merger Consideration
Prior to the Effective Time, Parent will enter into an agreement, in form and substance reasonably acceptable to DoubleVerify, with DoubleVerify’s transfer agent, or any other reputable bank or trust company reasonably acceptable to DoubleVerify and Parent, to act as agent for the holders of shares of Company Common Stock (other than Excluded Shares and any Dissenting Shares) to receive the Merger Consideration to which such holders will become entitled pursuant to the Merger Agreement, and to act as agent for DoubleVerify Stockholders in connection with the Merger (the “Paying Agent”). At or prior to or substantially concurrently with the Effective Time, Parent will deposit (or cause to be deposited) with the Paying Agent an aggregate amount of cash that, when taken together with cash available on DoubleVerify’s balance sheet that is deposited with the Paying Agent at the Effective Time, is sufficient to pay the aggregate Merger Consideration in accordance with the Merger Agreement (the “Payment Fund”). The Payment Fund will not be used for any purpose other than to fund payments of the Merger Consideration due pursuant to the Merger Agreement. Parent will cause the Paying Agent to, pursuant to irrevocable instructions delivered by Parent to the Paying Agent, deliver the Merger Consideration out of the Payment Fund. The Surviving Corporation will, and Parent will cause the Surviving Corporation to, pay all charges and expenses, including those of the

Paying Agent, incurred in connection with the exchange of shares of Company Common Stock for the Merger Consideration and other amounts contemplated by the Merger Agreement.
As promptly as reasonably practicable following the Effective Time (and in any event not later than the third Business Day following the Effective Time), Parent shall cause the Paying Agent to mail to each holder of record of an outstanding certificate or outstanding certificates (“Certificates”) that immediately prior to the Effective Time represented outstanding shares of Company Common Stock that were converted into the right to receive the Merger Consideration (i) a form of letter of transmittal, which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon proper delivery of the Certificates to the Paying Agent, and (ii) instructions for use in effecting the surrender of such Certificates in exchange for the Merger Consideration payable with respect thereto. Upon surrender of a Certificate for cancellation to the Paying Agent, together with a duly executed and completed letter of transmittal, the holder of such Certificate will be entitled to receive in exchange therefor the Merger Consideration for each share of Company Common Stock formerly represented by such Certificate, without interest and subject to deduction for any required withholding tax, and the Certificate so surrendered will forthwith be canceled.
As promptly as reasonably practicable following the Effective Time (and in any event not later than the third Business Day following the Effective Time), Parent will cause the Paying Agent to issue and deliver to each holder of uncertificated shares of Company Common Stock represented by book entry (“Book-Entry Shares”) a check or wire transfer for the amount of cash that such holder is entitled to receive in respect of such Book-Entry Shares, without such holder being required to deliver a certificate or an executed letter of transmittal to the Paying Agent, and such Book-Entry Shares will then be canceled. No interest will be paid or accrued for the benefit of holders of Book-Entry Shares on the Merger Consideration payable in respect thereof.
All cash paid upon the surrender for exchange or cancellation of Certificates that immediately prior to the Effective Time represented outstanding shares of Company Common Stock that were converted into the Merger Consideration with respect thereto or Book-Entry Shares in accordance with the terms of the Merger Agreement will be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificates or Book-Entry Shares. At the Effective Time, the stock transfer books of DoubleVerify will be closed and there will be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Book-Entry Shares are presented to the Surviving Corporation or the Paying Agent for transfer or transfer is sought for Book-Entry Shares, such Certificates or Book-Entry Shares will be canceled and exchanged as provided in the Merger Agreement, subject to applicable law in the case of Dissenting Shares.
At any time following the date that is twelve (12) months after the Effective Time, Parent will be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) that have been made available to the Paying Agent and that have not been disbursed to holders of Certificates or Book-Entry Shares, and thereafter such holders (except to the extent representing Excluded Shares or Dissenting Shares) will be entitled to look to the Surviving Corporation (subject to abandoned property, escheat or other similar laws) only as general creditors thereof with respect to the Merger Consideration payable upon due surrender of their Certificates or Book-Entry Shares. The Surviving Corporation will pay all fees, costs, charges and expenses of the Paying Agent in connection with the exchange of shares of Company Common Stock for the Merger Consideration.
Representations and Warranties
The Company, Parent and Merger Sub made representations and warranties in the Merger Agreement regarding themselves and, as applicable, their respective subsidiaries that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement (including “knowledge” and materiality qualifications and qualifications referring to dollar thresholds) and are further modified and limited by a confidential disclosure letter delivered by the Company to Parent and Merger Sub (the “Company Disclosure Letter”) and a confidential disclosure letter delivered by Parent and Merger Sub to the Company. The representations and warranties made by DoubleVerify are also subject to, and qualified by, certain information in our filings made with the SEC at least one (1) business day prior to the date of the Merger Agreement.

The Company’s representations and warranties to Parent and Merger Sub in the Merger Agreement relate to, among other things:
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the organization, good standing and qualification of DoubleVerify and its subsidiaries;

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the capitalization of DoubleVerify and its subsidiaries;

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DoubleVerify’s corporate power and authority to execute and deliver the Merger Agreement, perform its obligations thereunder and to consummate the Transactions, and the enforceability and due execution and delivery of the Merger Agreement, and the recommendation of the Company Board that DoubleVerify Stockholders approve the adoption of the Merger Agreement;

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the absence of conflicts with DoubleVerify’s (or its subsidiaries’) governing documents, applicable laws and contracts;

•
required filings with governmental authorities in connection with the Merger;

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forms, reports, statements, certifications and other documents required to be filed with the SEC and the accuracy of the information contained in those documents;

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the financial statements of DoubleVerify and DoubleVerify’s internal system of disclosure controls and procedures concerning financial reporting;

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the absence of certain undisclosed material liabilities;

•
this proxy statement and the accuracy of the information contained herein;

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the absence of certain changes, events and actions since December 31, 2025;

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the absence of certain suits, claims, actions, proceedings, arbitrations, mediations or investigations;

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compliance with applicable laws and permits, licenses, exemptions, authorizations, franchises, programs, registrations, orders and approvals of governmental entities;

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compensation and benefits plans, agreements and arrangements with or concerning employees of DoubleVerify and its subsidiaries;

•
compliance with laws related to labor and employment by DoubleVerify and its subsidiaries;

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compliance with environmental laws by DoubleVerify and its subsidiaries and other environmental matters;

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the payment of taxes, the filing of tax returns and other tax matters related to DoubleVerify and its subsidiaries;

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certain material contracts of DoubleVerify and its subsidiaries;

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certain matters related to the insurance policies and arrangements of DoubleVerify and its subsidiaries;

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real property leased by DoubleVerify and its subsidiaries;

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ownership of, or rights with respect to, the intellectual property of DoubleVerify and its subsidiaries;

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compliance with certain applicable data privacy laws;

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compliance with sanctions, trade controls, anti-money laundering and anti-corruption laws by DoubleVerify and its subsidiaries;

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the applicability of, and DoubleVerify’s compliance with, certain state takeover statutes;

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certain affiliate transactions of DoubleVerify and its subsidiaries;

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certain material customers, material advertising platforms and material vendors of DoubleVerify and its subsidiaries;

•
brokers’ and finders’ fees and other expenses payable by DoubleVerify;

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that the affirmative vote of the holders of at least a majority in voting power of the outstanding shares of Company Common Stock entitled to vote is the only vote necessary to adopt the Merger Agreement and approve the Merger and the other Transactions;

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receipt of a fairness opinion from PJT Partners by the Special Committee and Company Board; and

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that DoubleVerify does not engage in activities involving critical technologies, covered investment critical infrastructure or sensitive personal data within the meaning of the U.S. Defense Production Act of 1950.

Parent and Merger Sub also made a number of representations and warranties, including the following:
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the organization, good standing and qualification of each of Parent and Merger Sub;

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Parent’s and Merger Sub’s respective limited liability company or corporate power, authority and authorization to execute, deliver and perform the Merger Agreement and to consummate the Transactions contemplated thereby;

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the absence of conflicts with Parent’s and Merger Sub’s governing documents, applicable laws and contracts;

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this proxy statement and the accuracy of certain information of Parent and Merger Sub contained herein;

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the absence of certain suits, claims, actions, proceedings, arbitrations, mediations or investigations;

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the ownership of Merger Sub by Parent and the operations of Merger Sub;

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the financing with respect to the Transactions, including the Equity Commitment Letter and the Debt Commitment Letter;

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the receipt and delivery of the Limited Guarantee;

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the solvency of Parent, Merger Sub and their respective affiliates (including the Surviving Corporation) at and immediately after the Closing;

•
the Parent written consent necessary to approve Merger Sub’s entry into the Merger Agreement, the Merger and the other Transactions;

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the ownership of shares of Company Common Stock;

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brokers’ and finders’ fees and other expenses payable by Parent;

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Parent’s acquisition of the shares of Company Common Stock for investment purposes only and not with a view to distribution; and

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Parent’s and Merger Sub’s acknowledgment that they have had access to information regarding DoubleVerify and have conducted their own independent investigation of DoubleVerify.

None of the representations and warranties in the Merger Agreement survive the Effective Time.
Many of DoubleVerify’s representations and warranties in the Merger Agreement are qualified by a materiality or Material Adverse Effect standard. A “Material Adverse Effect” means any event, change, occurrence or effect that (x) individually or in the aggregate, has had, or would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of DoubleVerify and its subsidiaries, taken as a whole or (y) would, or would reasonably be expected to, prevent or materially impair or materially delay the ability of DoubleVerify to consummate the transactions; provided, that, solely for purposes of the foregoing clause (x), no event, change, occurrence or effect directly or indirectly arising out of, attributable to or resulting from any of the following, alone or in combination, will be deemed to constitute, or be taken into account in determining whether there has been or would or could be, a Material Adverse Effect:
1.
any changes in general economic or business conditions or in the financial, debt, banking, capital, currency, credit or securities markets, or in interest or exchange rates, in each case, in the United States or elsewhere in the world,

2.
any changes or developments generally affecting any of the industries in which the Company or its subsidiaries operate, including due to changes in applicable law or the issuance of any executive orders or other proposed or binding directives issued by any governmental entity or other governmental activity (including any imposition of new tariffs, duties, trade restrictions, or import/

export regulations by a governmental entity or any retaliatory measures enacted in response thereto), in each case, after the date of the Merger Agreement;
3.
any changes or proposed changes in GAAP or in applicable accounting regulations or principles, or in interpretations of any of the foregoing, in each case, after the date of the Merger Agreement;

4.
any changes in political, geopolitical, legal, tax, or regulatory conditions, including any outbreak, continuation or escalation of any military conflict, declared or undeclared war, armed hostilities (including the war in Ukraine and the conflicts in the Middle East (including hostilities in Iran, Israel, the Palestinian territories, Yemen and southern Lebanon)), civil unrest, public demonstrations or acts of foreign or domestic terrorism, or any escalation or worsening of, or responses to, any such conditions, and any sanctions or other applicable laws, directives, policies, guidelines or recommendations promulgated by any governmental entity in connection therewith;

5.
any change in the price or trading volume of the Company Common Stock, in and of itself; (provided, that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “Material Adverse Effect” in the Merger Agreement may be taken into account in determining whether there has been a Material Adverse Effect);

6.
any failure by DoubleVerify and its subsidiaries to meet internal, published or analysts’ projections, forecasts or revenue or earnings predictions, in and of itself (provided, that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Material Adverse Effect” in the Merger Agreement may be taken into account in determining whether there has been a Material Adverse Effect);

7.
any natural or manmade disasters or calamities, weather conditions including hurricanes, floods, tornadoes, tsunamis, earthquakes and wildfires, “acts of God”, regional, national or international cyber outages or other force majeure events, or any escalation or worsening of, or responses to, such conditions, global health conditions, including any epidemic, pandemic or outbreak of disease or public health event (including COVID-19, monkeypox and Ebola (or similar viruses)), or any escalation or worsening of such conditions;

8.
any other regional, national or international calamity, crisis or emergency, including any government shutdown, default or other similar event or occurrence by or involving any governmental entity or any change in government funding, budgeting or fiscal policy, whether or not caused by any person;

9.
the announcement, pendency or consummation of the Merger or the Transactions, the identity of the parties to the Merger Agreement or any facts or circumstances relating to Parent, Merger Sub or any of their affiliates (or any actions taken by Parent, Merger Sub or any of their affiliates or the announcement or other disclosure of such persons’ plans or intentions with respect to the conduct of the business of the Company or its subsidiaries after the Closing), including the initiation of litigation by any stockholder of the Company (or a derivative or similar claim) to the extent asserting allegations of breach of fiduciary duty or under securities laws relating to the Merger Agreement or the Transactions;

10.
any action taken (or not taken) by DoubleVerify or any of its subsidiaries, in each case which is expressly required to be taken (or not taken) by the Merger Agreement, including any inaction in compliance with the express provisions of the Merger Agreement; or

11.
any actions taken (or omitted to be taken) at the express written request or with the express written consent of Parent or Merger Sub.

In the case of clauses (1), (2), (3), (7), (8), and (9) only, to the extent the impact of such event, change, occurrence or effect has a materially disproportionately adverse effect on DoubleVerify and its subsidiaries, taken as a whole, as compared to other companies operating in the industries in which DoubleVerify and its subsidiaries conduct business, such event, change, occurrence or effect with regard to such clauses may be taken into account (solely to the extent of such disproportionate effect) when determining if a Material Adverse Effect has occurred.

Conduct of Business by DoubleVerify Prior to Consummation of the Merger
The Company agreed that, except as expressly contemplated or permitted by the Merger Agreement, as set forth in Company Disclosure Letter, as required by applicable law, or with the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed), at all times during the period from the execution of the Merger Agreement until the Effective Time or the valid termination of the Merger Agreement (the “Interim Period”), DoubleVerify will, and will cause each of its subsidiaries to:
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conduct its business in the ordinary course of business in all material respects; and

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use its commercially reasonable efforts to preserve DoubleVerify’s goodwill and current relationships of the Company and its subsidiaries, as applicable, with customers, suppliers and other persons with which the Company has material business relations.

Further, DoubleVerify agreed that during the Interim Period, except as expressly contemplated or permitted by the Merger Agreement, as set forth in Company Disclosure Letter, as required by applicable law, or with the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed), neither it nor any of its subsidiaries will:
•
amend or otherwise change its certificate of incorporation or bylaws or any similar governing instruments or organizational documents;

•
other than the Merger contemplated by the Merger Agreement, merge or consolidate the Company or any of its subsidiaries with any other person, or liquidate, dissolve, restructure, recapitalize, or otherwise reorganize the Company or any of its subsidiaries or adopt a plan or resolution providing for any such transaction;

•
issue, deliver, sell, pledge, grant, dispose of or encumber any shares of its capital stock, or grant to any person any right to acquire any shares of its capital stock, except pursuant to (x) the exercise of Company Stock Options or settlement of Company RSUs or Company PSUs outstanding as of the date of the Merger Agreement or (y) subject to the terms and conditions set forth in the Merger Agreement, issuing shares under the Company ESPP;

•
declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock (except (x) dividends or other distributions by any direct or indirect wholly owned subsidiary of the Company to the Company or any other direct or indirect wholly owned subsidiary of the Company);

•
adjust, split, combine, redeem, repurchase or otherwise acquire any shares of its capital stock (except in connection with the net settlement or cashless exercise of Company RSUs, Company Stock Options or Company PSUs outstanding as of the date of the Merger Agreement or permitted to be granted after the date of the Merger Agreement), or reclassify, combine, split, subdivide or otherwise amend the terms of its capital stock;

•
(A) acquire (whether by merger, consolidation or acquisition of stock or assets or otherwise) any corporation, partnership or other business organization or division thereof as a going concern; or (B) sell or otherwise dispose of (whether by merger, consolidation or acquisition of stock or assets or otherwise) any corporation, partnership or other business organization or division thereof as a going concern;

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(A) enter into any new contract that is material to DoubleVerify; (B) amend (to the detriment of the Company or any of its subsidiaries) or voluntarily terminate any contract that is material to DoubleVerify, subject to exclusions set forth in the Merger Agreement, or (C) waive, release or assign any rights, claims or benefits under any contract that is material to DoubleVerify other than to a wholly owned subsidiary of the Company;

•
authorize any capital expenditures which are, in the aggregate, in excess of DoubleVerify’s capital expenditure budget set forth in Company Disclosure Letter, except for capital expenditures of less than $250,000 individually;

•
(A) make any loans, advances or capital contributions to, or investments in, any other person (other than a member of the Company or any of its subsidiaries); (B) incur or guarantee any indebtedness for borrowed money (other than (x) a guaranty by one or more members of the Company in favor of one or more other members of the Company or its subsidiaries and (y) borrowings incurred under the Company’s credit agreement in the ordinary course of business for working capital purposes and not to exceed $2,000,000 in the aggregate); or (C) create, incur or suffer to exist any lien (other than permitted liens) upon any property or assets of the Company or its subsidiaries in connection with any indebtedness for borrowed money;
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except as required by law, enter into, negotiate or modify collective bargaining agreements or works agreement:

•
enter into, terminate or amend any contract that is material to the Company with any professional employer organization or staffing agency, other than in the ordinary course of business; or (B) enter into any contract with a professional employer organization or staffing agency in a country in which the Company has no employees as of the date of the Merger Agreement, or

•
implement or adopt any material change in the Company’s methods of accounting, except as may be required to conform to changes in applicable law or GAAP;

•
except to the extent required by the terms of Company’s existing benefit plans, any contract in effect as of the date of the Merger Agreement or as required by the Merger Agreement:

•
increase the compensation or benefits of any employee, director, executive officer, or other service provider of the Company or its subsidiaries, other than ordinary course increases for employees and other service providers with annualized base compensation or service fees less than $250,000,

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enter into, amend, modify, terminate or adopt any material existing benefit plan of the Company (excluding annual renewals of health or welfare benefits in the ordinary course of business),

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accelerate the vesting or payment of, or the lapsing of forfeiture conditions with respect to, any stock options or other stock-based compensation or take any other action to amend or waive any performance or vesting criteria or accelerate vesting exercisability or funding under any of benefit plan of the Company,

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enter into agreements with respect to, or grant any rights to any, termination, severance, change-in-control, transaction bonus, tax gross-up or retention payments or benefits to any employee, director, executive officer, or other service provider of the Company or its subsidiaries,

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hire, promote, engage, furlough, or terminate (other than for cause) any employee or service provider with annualized base compensation or service fee in excess of $250,000, or

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undertake any group layoff, mass dismissal, collective redundancy, closure, reduction-in-force, furlough or other similar action that would trigger advance notice obligations under applicable law;

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With respect to taxes:

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make, revoke or change any material tax election, except for elections made in the ordinary course of business;

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surrender any claim for a refund of material taxes,

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enter into any closing agreement with respect to material taxes;

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change any annual tax accounting period or adopt or change any material tax accounting method;

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file (or cause to be filed) any material amended tax return;

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consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of material taxes;

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request any private letter ruling or other similar request with any tax authority with respect to material taxes;

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change its residence for tax purposes or, to the knowledge of the Company, establish a permanent establishment outside of its jurisdiction of incorporation for tax purposes; or

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become a party to a “listed transaction” within the meaning of U.S. Treasury regulations;

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(A) compromise, settle or agree to settle any action, claim, suit or proceeding, or consent to the same, other than compromises, settlements, or agreements in the ordinary course of business that involve only the payment of money damages (x) not in excess of $500,000 individually or $2,000,000 in the aggregate (excluding with respect to insurance policies); or (y) consistent with the reserves reflected in the Company’s balance sheet as of March 31, 2026; or (B) except in the ordinary course of business, waive any right with respect to any material claim held by the Company or its subsidiaries;

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form any subsidiary or acquire any equity interest in any other person (other than in accordance with contracts in effect on the date of the Merger Agreement), (B) enter into any new material line of business, or (C) open a new office of the Company or its subsidiaries in any country where no member of the Company or its subsidiaries had an office as of the date of the Merger Agreement;

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fail to maintain, cancel, terminate or allow to lapse (in each case, in any material respect) without a commercially reasonable substitute therefor, any material intellectual property license;

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terminate or cancel or make any material change to the structure, limits or terms and conditions of any insurance policies of the Company or its subsidiaries, taken as a whole;

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sell, assign, transfer, convey, pledge, lease, license, encumber, abandon, allow to lapse, or otherwise dispose of any material assets or properties, except (A) with respect to tangible assets or properties in the ordinary course of business, (B) for transfers among the Company or its subsidiaries, or (C) with respect to intellectual property, non-exclusive licenses granted in the ordinary course of business;

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engage in any transaction with, or enter into any agreement, arrangement or understanding between the Company or its subsidiaries, on the one hand, and any “affiliate” (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) of DoubleVerify, on the other hand, that would be required to be disclosed by DoubleVerify under Item 404 of Regulation S-K; or

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agree to take any of the actions described above.

Non-Solicitation
Acquisition Proposals
For purposes of this proxy statement and the Merger Agreement:
“Acquisition Proposal” means any inquiry, proposal or offer from any person or group of persons other than Parent or one of its subsidiaries for (i) a merger, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution, share sale, disposition or similar transaction involving an acquisition of 20% or more of the business of the Company (or of any subsidiary or subsidiaries of the Company whose businesses constitute, or of assets of the Company and its subsidiaries that constitute, 20% or more of the assets of the Company and its subsidiaries, taken as a whole), in each case, measured by the fair market value thereof, (ii) the acquisition in any manner, directly or indirectly, of over 20% of the outstanding shares of Company Common Stock, (iii) a tender offer or exchange offer that if consummated would result in any person or Group (as defined in the Exchange Act) acquiring beneficial ownership of 20% or more of the outstanding shares of Company Common Stock, in each case other than the Transactions, or (iv) any combination of the foregoing.
“Superior Proposal” means a bona fide written Acquisition Proposal on terms which the Company Board or the Special Committee determines in good faith, after consultation with the Company’s outside legal counsel and financial advisors, (i) taking into account all legal, financial, regulatory, and other aspects of the Acquisition Proposal, the conditionality, timing and likelihood of consummation thereof, is reasonably likely to be consummated in accordance with its terms and (ii) if consummated to be more favorable from a financial point of view to the holders of shares of Company Common Stock than the Transactions (taking into account any revisions to the terms of the Merger Agreement, the Limited Guarantee and the Commitment Letters proposed by Parent in writing prior to the time of such determination in accordance with the terms and conditions of the Merger Agreement); provided that for purposes of the definition of “Superior Proposal,” the references to “20%” in the definition of Acquisition Proposal shall be deemed to be references to “50%”.

The Company has agreed to, and has agreed to cause its subsidiaries and their respective directors and officers to, and to use commercially reasonable efforts to cause the other representatives of the Company and its subsidiaries to, immediately cease and cause to be terminated any existing activities, discussions and negotiations with any person with respect to any Acquisition Proposal or potential Acquisition Proposal and, within two (2) days following the date of the Merger Agreement, terminate all access granted to any such person and its representatives to any physical or electronic dataroom established in connection with a potential Acquisition Proposal, and, within three (3) days following the date of the Merger Agreement, request that all non-public information previously provided by or on behalf of DoubleVerify or any of its subsidiaries to such persons be returned or destroyed in accordance with the applicable confidentiality agreement with such person. DoubleVerify has also agreed not to release or permit the release of any person from, or to waive or permit the waiver or termination of, any standstill or similar provision of any agreement to which DoubleVerify or any of its subsidiaries is a party, other than to the extent the Company Board or any committee thereof determines in good faith, after consultation with outside legal counsel, that failing to provide such waiver, release or termination would reasonably be expected to be inconsistent with its fiduciary duties under applicable law. In addition, during the Interim Period, DoubleVerify has agreed not to, and has agreed to cause its subsidiaries and their respective officers, directors and employees not to, and has agreed to use commercially reasonable efforts to cause its other representatives not to, directly or indirectly:
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initiate, seek, solicit or knowingly facilitate or encourage any discussions, inquiries, proposals or offers that constitute, or would reasonably be expected to lead to, an Acquisition Proposal;

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other than as described below in accordance with the Merger Agreement, enter into, engage, continue or otherwise participate in any negotiations or discussions, provide or cause to be provided any non-public information or data relating to the Company or any of its subsidiaries, or afford access to the books or records or officers of the Company and its subsidiaries, in each case for the purpose of encouraging or knowingly facilitating the making, submission or announcement of any proposal or inquiry that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal;

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other than as described below in accordance with the Merger Agreement, enter into any Alternative Acquisition Agreement or enter into any agreement requiring the Company to abandon, terminate or fail to consummate the Transactions; and

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endorse, approve or recommend any proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal.

At any time after the date of the Merger Agreement and prior to the receipt of the Required Company Stockholder Approval, if DoubleVerify receives an unsolicited bona fide written Acquisition Proposal that did not result from a breach in any material respect of the non-solicitation covenants in the Merger Agreement and the Company Board determines in good faith, after consultation with its financial advisors and outside legal counsel, (1) that such Acquisition Proposal constitutes or would reasonably be expected to lead to a Superior Proposal, and (2) that the failure to take such action would be inconsistent with the Company Board’s fiduciary duties under applicable law, then DoubleVerify may (i) furnish information (including non-public information with respect to the Company and its subsidiaries), and afford access to the books or records or officers of the Company and its subsidiaries, to the person making such Acquisition Proposal, pursuant to a customary confidentiality agreement; (ii) engage or participate in discussions or negotiations with such person or its representatives regarding such Acquisition Proposal; and (iii) otherwise facilitate and encourage such Acquisition Proposal; provided that, prior to, or substantially concurrently with, the time such information is provided to such person or its representatives, DoubleVerify shall, subject to applicable law and any applicable “clean team” or similar arrangement, provide or make available to Parent any non-public information concerning the Company or any of its subsidiaries that is provided to the person making such Acquisition Proposal or its representatives which was not previously made available to Parent.
Adverse Recommendation Changes and Alternative Acquisition Agreements
As described above, and subject to the provisions described below, the Company Board has unanimously (i) determined that the Merger Agreement, the Merger and the other Transactions are advisable, fair to, and in the best interests of the Company and its stockholders, (ii) authorized and approved the execution and delivery of the Merger Agreement and the performance by the Company of its covenants and obligations contained in the Merger Agreement and the consummation by the Company of the Transactions, and (iii) resolved to recommend that DoubleVerify Stockholders approve the adoption of the Merger Agreement and the Transactions, in each case, on the terms and subject to the conditions of the Merger Agreement and in accordance with the DGCL. The Merger Agreement provides that the Company Board will not effect an Adverse Recommendation Change (as defined below) except as described below.
For purposes of this proxy statement and the Merger Agreement, “Adverse Recommendation Change” means any of the following (other than causing or permitting DoubleVerify or any of its subsidiaries to enter into an Alternative Acquisition Agreement, which the Merger Agreement prohibits separately and which does not itself constitute an Adverse Recommendation Change):
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withdrawing, qualifying, amending or modifying in a manner adverse to Parent or Merger Sub, or publicly proposing to withdraw, qualify, amend or modify in a manner adverse to Parent or Merger Sub, the recommendation of the Company Board or approve or recommend, or publicly proposing to approve or recommend, any Acquisition Proposal;

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failing to include the recommendation of the Company Board in the proxy statement;

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adopting, authorizing, approving, endorsing, declaring advisable or recommending, or publicly proposing to adopt, approve, declare advisable or recommend, any Acquisition Proposal;

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causing or permitting DoubleVerify or any of its subsidiaries to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, or other similar agreement (other than a confidentiality agreement entered into in compliance with the Merger Agreement) relating to any Acquisition Proposal (an “Alternative Acquisition Agreement”);

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failing to publicly reaffirm the recommendation of the Company Board within five (5) business days after Parent so requests in writing following the public disclosure of an Acquisition Proposal (other than a tender or exchange offer of the type described in the following bullet); however, DoubleVerify has no obligation to make such a reaffirmation on more than three (3) separate occasions as to any one Acquisition Proposal;

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failing to recommend against any Acquisition Proposal that is a tender or exchange offer by a third party pursuant to Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act within ten (10) business days after the commencement of such tender or exchange offer; or

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resolving or publicly proposing to take any action described in the foregoing.

For purposes of this proxy statement and the Merger Agreement, “Intervening Event” means an event, occurrence, fact, change or effect that is material to the business, assets or operations of the Company and (A) was not known to, or reasonably foreseeable by, the Company Board as of the date of the Merger Agreement (or if known or reasonably foreseeable, the magnitude or consequences of which were not known or reasonably foreseeable by the Company Board as of the date of the Merger Agreement), which event, occurrence, fact, change or effect, or any consequence thereof, first becomes known to, or reasonably foreseeable by, the Company Board prior to the Effective Time, and (B) does not relate to (i) an Acquisition Proposal, (ii) the mere fact, in and of itself, that the Company meets or exceeds any internal or published projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period ending on or after the date hereof (it being understood that the underlying cause of any of the foregoing in this clause (ii) may be considered and taken into account to the extent not otherwise expressly prohibited by this definition), (iii) any changes in the market price or trading volume of the Company’s capital stock or the credit rating of the Company (it being understood that the underlying cause of any of the foregoing in this clause (iii) may be considered and taken into account to the extent not otherwise expressly prohibited by this definition), or (iv) changes in general economic, political or financial conditions or markets (including changes in interest rates, exchange rates, stock, bond or debt prices).
Notwithstanding anything to the contrary in the Merger Agreement:
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The Company may (1) terminate the Merger Agreement to enter into an Alternative Acquisition Agreement or (2) make an Adverse Recommendation Change if:

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The Company receives an unsolicited bona fide written Acquisition Proposal that did not result from a breach in any material respect of the non-solicitation covenants in the Merger Agreement and the Company Board or any committee of the Company Board (including the Special Committee) determines in good faith, after consultation with its financial advisors and outside legal counsel that (x) such Acquisition Proposal constitutes a Superior Proposal and (y) the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under applicable law,
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The Company provides Parent four (4) business days’ prior written notice of its intention to take such action, which notice will include the information with respect to such Superior Proposal that is specified in the Merger Agreement and, if the alternative acquiror amends the financial terms or any other material term or condition of the Superior Proposal, DoubleVerify must deliver a new notice to Parent and an additional three (3) business day period will run from Parent’s receipt of that new notice,

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during the applicable period described in the item directly above (subject to any applicable extensions), DoubleVerify considers and discusses with Parent in good faith to propose any adjustments or modifications to the terms of the Merger Agreement such that the Acquisition Proposal ceases to be a Superior Proposal, and

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at the end of the four (4) business day notice period, the Company Board again makes the determination in good faith, after consultation with its outside legal counsel and financial advisors (and after taking into account any adjustments or modifications proposed in writing by Parent during the notice period), that the Acquisition Proposal continues to be a Superior Proposal;

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in response to an Intervening Event, and if the Company Board (or any committee thereof) determines in good faith, after consultation with DoubleVerify’s outside legal counsel and financial advisors, that the failure to do so would be inconsistent with the directors’ fiduciary duties under applicable law, the Company Board may make an Adverse Recommendation Change if (i) DoubleVerify provides Parent four (4) business days’ prior written notice of its intention to take such action, which notice will (a) set forth in reasonable detail information describing the Intervening Event and (b) state that the Company Board or any Company Committee has determined to make an Adverse Recommendation Change, (ii) prior to making such Adverse Recommendation Change, to the extent Parent has made a request in writing to the Company to engage, DoubleVerify negotiates and engages in good faith with Parent, and causes its directors, officers and employees to have, and instructs and uses commercially reasonable efforts to cause its other Representatives to have, negotiated and engaged in good faith with Parent, during such four (4) business day period (subject to applicable extensions) to consider any adjustments proposed by Parent to the terms and conditions of the Merger Agreement such that the failure to make an Adverse Recommendation Change in response to the Intervening Event would no longer be inconsistent with the Company Board’s fiduciary duties under applicable law, and (iii) at the end of the four (4) business day period described in clause (i) above, the Company Board determines in good faith after consultation with its financial advisors and outside legal counsel (after taking into account any revised terms proposed in writing by Parent) that the failure to make an Adverse Recommendation Change would be inconsistent with its fiduciary duties under applicable law; and

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nothing contained in the Merger Agreement prohibits the Company, the Company Board or any committee of the Company Board (including the Special Committee) from (1) disclosing to the stockholders of the Company any “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act; (2) taking and disclosing to stockholders of DoubleVerify a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or (3) making any required disclosure to the DoubleVerify Stockholders if the Company Board or any committee of the Company Board (“Company Committee”) (including the Special Committee) determines that the failure to make such statement would be inconsistent with its fiduciary duties under, or violate, applicable law.

Employee Matters
Terms of Compensation and Benefits Continuation
Parent has agreed to cause the Surviving Corporation and each of its subsidiaries to maintain for each current or former employee of the Company or any of its subsidiaries (each, a “Company Employee”), without limiting any additional rights that a Company Employee has under a Company benefit plan, applicable law, or a written agreement with Parent or one of its affiliates, the following compensation and benefits, for a period commencing at the Effective Time and ending on the first anniversary thereof (or such earlier date of the Company Employee’s termination of employment), (1) cash compensation levels (such term to include salary, base wage rate, target bonus opportunities, commission opportunities, and severance, but not to include retention, transaction, or change in control compensation) that are each no less favorable than those provided or made available to such Company Employee, or to which such Company Employee had a legally binding right (whether or not subject to any conditions) as of immediately prior to the Effective Time, and (2) employee benefits (excluding defined benefit plans, retiree welfare arrangements, deferred compensation, equity and equity-based compensation, long term incentives, and retention, transaction, and change in control compensation) that are in the aggregate no less favorable than the employee benefits provided to similarly situated employees of Parent and its subsidiaries.
Parent has also agreed to give each Company Employee full credit for purposes of determining eligibility, vesting, and benefit accrual (other than benefit accruals under defined benefit pension plans) under each employee benefit plan, program, policy, and arrangement, excluding any retiree welfare arrangement or incentive compensation plan, maintained as of and after the Effective Time by Parent, any of its subsidiaries, including the Surviving Corporation (each, a “Parent Plan”), for such Company Employee’s prior service to the Company, its subsidiaries, and their predecessor entities to the same extent recognized by the Company and its subsidiaries under the comparable benefit plan of the Company immediately prior to the Effective Time, except if such credit would result in the duplication of benefits or if similarly situated employees of Parent and its subsidiaries do not receive credit or are grandfathered or frozen. With respect to each Parent Plan that is a “welfare benefit plan” (as defined in Section 3(1) of ERISA), Parent has agreed to use commercially reasonable efforts to (1) cause there to be waived any pre-existing condition or eligibility limitations and (2) give effect, in determining any deductible and maximum out-of-pocket limitations, to claims incurred and amounts paid by, and amounts reimbursed to, the applicable Company Employee for the plan year in which Effective Time occurs under similar plans maintained by the Company and its subsidiaries immediately prior to the Effective Time during the applicable plan year as if such claim was incurred under or amount was paid or reimbursed by such Parent Plan.
With respect to the Company’s fiscal year in which the Closing occurs, Parent has agreed to pay, pursuant to each Company benefit plan that is a bonus or incentive plan (the “Bonus Plans”), a bonus to each Company Employee who is a Bonus Plan participant that is equal to the greater of (x) 100% of such Company Employee’s target bonus for such year and (y) such Company Employee’s actual bonus earned for such fiscal year, in accordance with the applicable Bonus Plan, in either case at such time as bonuses paid under the Bonus Plans are paid in the ordinary course of business, consistent with past practice.
The Merger Agreement provides that the Company ESPP will terminate no later than immediately prior to the Effective Time. No new offering period will commence under the Company ESPP on or after the date of the Merger Agreement, no individual who is not participating in the Company ESPP as of such date may commence participation therein, and no participant may increase such participant’s rate of payroll contributions from the rate in effect as of the date of the Merger Agreement. Any outstanding offering period will be shortened so that a purchase date will occur on or prior to the date that is five (5) business days prior to the anticipated Closing Date, and each participant’s accumulated payroll contributions will be used to purchase shares of Company Common Stock in accordance with the terms of the Company ESPP on such purchase date, with any remaining amounts refunded to participants as soon as practicable.
The Merger Agreement also provides that if Parent requests in writing at least ten (10) business days prior to the Closing Date, the Company will deliver or cause to be delivered to Parent duly adopted resolutions terminating each Company benefit plan intended to be qualified under Section 401(a) of the Code (the “401(k) Plan”), amending the 401(k) Plan as necessary to bring it up to date with all applicable legally required plan amendments, and fully vesting all participants under the 401(k) Plan, in each case effective no later than the business day preceding the Closing Date.
General Efforts
Upon the terms and subject to the conditions set forth in the Merger Agreement and subject to any different standard set forth in the Merger Agreement with respect to any covenant or obligation, Parent and

Merger Sub will (and will cause their respective affiliates to, if applicable), on the one hand, and DoubleVerify will (and will cause its subsidiaries to), on the other hand, use their respective commercially reasonable efforts to (1) take (or cause to be taken) all actions; (2) do (or cause to be done) all things; and (3) assist and cooperate with the other parties to the Merger Agreement in doing (or causing to be done) all things, in each case as are necessary, proper or advisable to consummate and make effective, as promptly as reasonably practicable, the Merger and the other Transactions, including by (A) causing the conditions to the Merger of the other party to the Merger Agreement to be satisfied (but not waived) and (B) (i) obtaining all consents, waivers, approvals, orders and authorizations from governmental entities and (ii) making all registrations, declarations and filings with governmental entities, in each case that are necessary or advisable to consummate the Transactions. DoubleVerify and Parent will use commercially reasonable efforts to promptly notify each other of (x) any notice or communication received from any government entity in connection with the Merger or from any person alleging in writing that such person’s consent is or may be required in connection with the Merger, (y) any action, claim or proceeding commenced or, to DoubleVerify or Parent’s knowledge, threatened in writing against, relating to or involving DoubleVerify, Parent or any of their respective subsidiaries which relates to the Merger, or (z) any effect, occurrence, change or event that has caused, or would reasonably be expected to cause, any of the conditions set forth in the Merger Agreement not to be satisfied.
Indemnification and Insurance
Except as may be required by applicable law, all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time and rights to advancement of expenses relating thereto existing at the time of the signing of the Merger Agreement in favor of any Indemnified Party as provided in DoubleVerify’s organizational documents and its subsidiaries’ organizational documents or in any indemnification agreement between such Indemnified Party and DoubleVerify or any of its subsidiaries made available to Parent prior to the date of the Merger Agreement will survive the Merger and continue in full force and effect, will not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Party and by operation of law will be assumed by the Surviving Corporation in the Merger, without further action, at the Effective Time.
For a period of six (6) years from the Effective Time, Parent will, at its sole election, cause the Surviving Corporation to (i) maintain in effect the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by DoubleVerify and its subsidiaries as of the signing of the Merger Agreement, (ii) cause to be provided substitute policies or (iii) purchase a “tail policy,” in each case of at least the same coverage and amounts and containing other terms and conditions that are not less advantageous in the aggregate than the directors’ and officers’ liability coverage and fiduciary liability insurance currently maintained by DoubleVerify and its subsidiaries with respect to claims arising from facts or events that occurred at or before the Effective Time (with insurance carrier having at least an “A” rating by A.M. Best with respect to directors’ and officers’ liability insurance); provided, that after the Effective Time, the Surviving Corporation will not be required to pay with respect to such insurance policies in respect of any one policy year annual premiums in excess of 300% of the last annual premium paid by the Company prior to the date of the Merger Agreement in respect of the coverage required to be obtained, but in such case will purchase as much coverage as reasonably practicable for such maximum amount; provided, further, that if the Surviving Corporation elects to purchase an insurance policy and the annual coverage thereunder costs more than 300% of such last annual premium, the Surviving Corporation will purchase the maximum amount of annual coverage obtainable for 300% of such last annual premium.
In the event that the Surviving Corporation or Parent or any of their respective successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers, conveys or disposes of all or a majority of its properties and assets to any person or engages in any division transaction, then, and in each such case, proper provision will be made so that the successors and assigns of the Surviving Corporation or Parent, as the case may be, will succeed to the indemnification, exculpation and insurance obligations described above.
The indemnification provided for in the Merger Agreement is not deemed exclusive of any other rights to which an Indemnified Party is entitled, whether pursuant to law, contract or otherwise.

Antitrust
Under the Merger Agreement, each of DoubleVerify, Parent, and Merger Sub has agreed to use its respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and cooperate with each other in order to do, all things reasonably necessary, proper or advisable under all applicable Antitrust Laws and foreign investment laws to consummate the Transactions at the earliest practicable date (and in any event no later than the Termination Date), including (i) causing the preparation and filing as promptly as reasonably practicable of all forms, registrations and notices required to be filed to consummate the Merger and the other Transactions and the taking of such actions as are reasonably necessary to obtain any requisite consent or expiration of any applicable waiting period under any Antitrust Laws or foreign investment laws; (ii) using reasonable best efforts to defend all actions, suits or proceedings, (including by appeal if necessary), whether judicial or administrative, by or before any governmental entity challenging the Merger Agreement or the consummation of the Transactions; and (iii) using reasonable best efforts to resolve any objection asserted with respect to the Transactions under any Antitrust Law or foreign investment laws and to prevent the entry of any court order, and to have vacated, lifted, reversed or overturned any injunction, decree, ruling, order or other action, whether temporary, preliminary or permanent, of any governmental entity that would prevent, prohibit, restrict, interfere with, hinder or delay the consummation of the Transactions.
In furtherance and not in limitation of the covenants described above, DoubleVerify and Parent have agreed to (i) prepare and file as promptly as practicable (and in any event no later than ten (10) business days from the date of the Merger Agreement) an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Transactions, which form shall specifically request early termination of the waiting period prescribed by the HSR Act, and (ii) prepare and file as promptly as practicable appropriate filings (and in any event no later than twenty (20) business days from the date of the Merger Agreement and in draft form, where applicable) under the Antitrust Laws and competition laws in Australia, Cyprus, Germany and Morocco. Parent will pay all filing fees and other charges for the filings required under the Antitrust Laws and foreign investment laws by DoubleVerify and Parent.
The obligations of Parent and Merger Sub under the regulatory provisions of the Merger Agreement include Parent and Merger Sub using their respective reasonable best efforts in committing to (and causing their respective subsidiaries to commit to): (i) entering into any settlement, undertaking, consent decree, stipulation or agreement with or required by any governmental entity in connection with the Transactions; (ii) selling, divesting, or otherwise conveying any asset, category, portion or part of an asset or business of DoubleVerify and its subsidiaries, contemporaneously with or subsequent to the Effective Time; (iii) permitting DoubleVerify and its subsidiaries to sell, divest, or otherwise convey any of the particular assets, categories, portions or parts of assets or businesses of DoubleVerify and its subsidiaries prior to the Effective Time; (iv) licensing, holding separate or entering into similar arrangements or conduct restrictions with respect to its respective assets or the assets of DoubleVerify and its subsidiaries or the conduct of business arrangements or terminating any existing relationships and contractual rights and obligations; (v) obtaining prior approval or other approval from a governmental entity, or submitting a notification or otherwise notifying any governmental entity, prior to consummating any future transaction (other than the Transactions) as a condition to obtaining any and all expirations of waiting periods under the HSR Act (or other Antitrust Laws or foreign investment laws) or consents from any governmental entity necessary to consummate the Transactions; and (vi) otherwise taking, or committing to take, actions after the Effective Time that are purely administrative in nature.
However, neither Parent, on the one hand, nor DoubleVerify and its subsidiaries, on the other hand, will be obligated to take any such actions (A) unless the taking of such action is conditioned upon the occurrence of the Effective Time, (B) if such action would reasonably be expected to have a material adverse effect on the value of the Transactions to Parent, or (C) if such action would reasonably be expected to materially and adversely impact the day-to-day business of Parent and its subsidiaries (including the offering, selling, licensing, marketing, promoting or use of any products or services of Parent and its subsidiaries) as conducted as of the date of the Merger Agreement (any such action described in clauses (B) or (C), a “Remedial Restriction”). In addition, other than any actions that are purely administrative in nature, in no event will Parent be obligated to take, or commit to take, any actions that limit Parent’s freedom of action with respect to, or its ability to retain or exercise rights of ownership or control with respect to, entities, businesses, divisions, operations, products or product lines, assets, intellectual property or businesses of Parent and its subsidiaries, other than, after the Effective Time, DoubleVerify and its subsidiaries.
Notwithstanding the foregoing, Parent and DoubleVerify will jointly develop and direct all matters with any governmental entity consistent with their respective obligations described above and will jointly devise and implement in good faith the strategy for obtaining any necessary antitrust or competition consents, registrations, approvals and clearances under any Antitrust Law or foreign investment law relating to the Transactions. In the event of any disagreement or dispute between Parent and DoubleVerify relating to the strategy or appropriate course of action or content of any submission or filing made in connection with obtaining antitrust or competition consents, registrations, approvals and clearances under any Antitrust Laws or foreign investment laws, each of Parent and DoubleVerify will escalate such disagreement or dispute to the Chief Executive Officer of Parent and the Chief Executive Officer of DoubleVerify for resolution. Each of Parent and DoubleVerify will direct their respective Chief Executive Officers to cooperate with one another and to work in good faith to resolve such dispute as promptly as reasonably practicable. If such dispute is not resolved on or prior to the date that is five (5) business days following the date on which such matter was referred to each Chief Executive Officer, subject to the other terms and conditions of the regulatory provisions of the Merger Agreement, Parent will have the right to make the final determination with respect to such matter.
Financing Covenant; Company Cooperation
Parent and Merger Sub will use commercially reasonable efforts to take all actions and do all things reasonably necessary or advisable to arrange and obtain the Financing in the Required Amount and to consummate the Financing on or prior to the Closing. Parent and Merger Sub will not, without the prior written consent of DoubleVerify, amend, modify, supplement or replace the Equity Commitment Letter, the Debt Commitment Letter or any Debt Financing document, except for certain permitted amendments to the Debt Commitment Letter and Debt Financing documents that would not reasonably be expected to impose new or additional conditions precedent to the funding of the Debt Financing, reduce the net cash amount of the Debt Financing below the Required Amount, materially impair, delay or prevent the consummation of the Financing on the Closing, or adversely affect Parent’s or Merger Sub’s ability to consummate the Transactions. Parent and Merger Sub expressly acknowledge and agree that their obligations under the Merger Agreement, including their obligation to consummate the Merger, are not subject to, or conditioned on, Parent’s or Merger Sub’s receipt of financing.
Parent and Merger Sub will give DoubleVerify prompt (but in any event within two (2) business days) written notice of any material breach, default, cancellation, termination or repudiation by any party to the Commitment Letters or any agreements or documents relating to the Financing of which Parent or its affiliates becomes aware. If all or any portion of the Financing becomes unavailable on the terms, in the manner, or from the sources contemplated by the Commitment Letters, Parent and Merger Sub will (i) promptly (but in any event within two (2) business days) notify DoubleVerify in writing thereof and the reasons therefor, (ii) use commercially reasonable efforts to obtain, arrange and consummate alternative financing from alternative sources (on terms containing no new, additional or more onerous conditions relative to the financing conditions or any other prohibited modifications) in an amount that, together with any remaining committed Debt Financing and unrestricted cash immediately available to Parent for purposes of funding the Required Amount, is at least equal to the Required Amount, and (iii) use commercially reasonable efforts to obtain, and when obtained, provide DoubleVerify with a copy of, new financing commitments that provide for such alternative financing. Upon request of DoubleVerify, Parent and Merger Sub will keep DoubleVerify informed in reasonable detail of the status of Parent’s and Merger Sub’s efforts to obtain the Financing and to satisfy the conditions thereof.
To the extent reasonably requested by Parent, DoubleVerify will, and will cause its subsidiaries and its and their respective representatives to, use commercially reasonable efforts to provide cooperation in connection with the arrangement of the Debt Financing as is customarily provided for issuers in financings of the type contemplated by the Debt Commitment Letter (provided that such requested cooperation does not unreasonably interfere with the business or operations of DoubleVerify and its subsidiaries). Such cooperation includes, among other things, using commercially reasonable efforts to:
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furnish to Parent financial information as required by the Merger Agreement;

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cause appropriate members of senior management of DoubleVerify to participate in a reasonable number of meetings, due diligence sessions and presentations at reasonable times and with reasonable advance notice;

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provide, at least three (3) business days prior to the Closing, documentation and other information required by the financing sources under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act;

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provide reasonable and customary assistance with the preparation of pro forma financial information to the extent customary to be included in marketing materials or offering documents;

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provide reasonable and customary assistance in the preparation of customary offering documents, syndication memoranda, ratings agency presentations and other marketing material for the Debt Financing, including the execution and delivery of customary authorization letters;

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cooperate with Parent to obtain customary corporate and facilities credit ratings and cooperate with the financing sources’ due diligence;

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assist in the preparation and negotiation, and in the execution and delivery at Closing, of the Debt Financing documents, including assistance with the preparation of schedules and exhibits thereto, and otherwise assist in facilitating the creation and perfection of security interests in the collateral contemplated by the Debt Financing; and

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facilitate customary cooperation and assistance of DoubleVerify’s independent auditors to provide customary “comfort” letters (including “negative assurance” and change period comfort) and, if reasonably necessary, attend accounting diligence sessions.

DoubleVerify will also have the right to review and comment on marketing materials used in connection with the arrangement of the Debt Financing prior to the dissemination of such materials to potential lenders or other counterparties. Any failure of DoubleVerify to comply with its financing cooperation obligations will be disregarded for purposes of the condition precedent set forth in the Merger Agreement, unless the Debt Financing has not been obtained primarily as a result of DoubleVerify’s willful breach of such obligations. Obtaining the Debt Financing is not a condition to the consummation of the Merger.
Notwithstanding anything to the contrary in the Merger Agreement, neither DoubleVerify nor any of its subsidiaries will:
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be required to incur any liability or make any payment prior to the Closing, other than liabilities and payments subject to reimbursement and indemnification by Parent;

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be required to agree to make any payment, give any indemnity or otherwise commit to take any action that would be effective prior to the Closing;

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be required to take any action that would jeopardize any attorney-client or other legal privilege, violate its organizational documents or applicable law, result in the creation of any liens on its assets prior to the Closing, or conflict with the terms of the Merger Agreement;

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be required to provide or prepare any pro forma financial information, projections or other forward-looking financial information, or to prepare any financial statements or provide any financial information not readily available or historically prepared in the ordinary course of business; or

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be required to execute or deliver any certificate, legal opinion, agreement or document relating to the Debt Financing that would be effective prior to the Closing (other than customary authorization letters and customary representation letters in connection with the marketing efforts for the Debt Financing).

Parent will indemnify and hold harmless DoubleVerify and its subsidiaries and their respective directors, officers, employees, agents and other representatives from and against any liabilities, costs or expenses (including reasonable legal fees and expenses) incurred in connection with the arrangement of the Debt Financing, except to the extent that such losses arise out of or result from any material inaccuracy in historical information provided by or on behalf of DoubleVerify or the gross negligence, bad faith, willful misconduct, fraud or intentional misrepresentation of DoubleVerify or any of its representatives. Parent, Merger Sub and their respective representatives will be required to keep all information received pursuant to the cooperation provisions confidential in accordance with the confidentiality agreement entered into between Parent and DoubleVerify. Following the earlier of the Effective Time or the termination of the Merger Agreement, Parent will promptly reimburse DoubleVerify for any reasonable and documented out-of-pocket third-party costs and expenses incurred in connection with the Debt Financing.
Treatment of Company Indebtedness
DoubleVerify will, and will cause its subsidiaries to, deliver all notices and take all other actions reasonably requested by Parent that are required to terminate all commitments outstanding under and repay in full all obligations, if any, owing in respect to the Credit Agreement (as defined below). Further, DoubleVerify will facilitate the release of all liens, if any, securing obligations with respect to the Credit Agreement. In connection with its obligations with respect to the Credit Agreement, DoubleVerify has agreed to use commercially reasonable efforts to (1) deliver to Parent the final payoff letter with respect to the Credit Agreement at least one (1) business day prior to the Closing Date (with drafts, including final payoff numbers, to be provided at least three (3) business days prior to the Closing Date) and (2) reasonably cooperate with any back-stop, “rollover” or termination of any existing letters of credit under the Credit Agreement; provided that, the parties acknowledge and agree that Parent shall be responsible for paying all amounts under the payoff letter, including by cash collateralizing, backstopping or repaying any letters of credit or similar obligations. Contemporaneously with the Closing, Parent and Merger Sub shall pay (or cause to be paid) to the lenders under the Credit Agreement the amount specified in the payoff letter (including after giving effect to any per diem amount specified therein, to the extent applicable) in cash in immediately available funds to the bank account(s) specified therein to discharge all liabilities and obligations of DoubleVerify and its subsidiaries outstanding under the Credit Agreement (including the release and discharge of all related guarantees, liens and security interests) and to terminate the commitments thereunder. The “Credit Agreement” means the Credit Agreement, dated August 12, 2024, by and among DoubleVerify, as borrower, DoubleVerify Midco, Inc. as guarantor, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time).
Transaction Litigation
DoubleVerify will use commercially reasonable efforts to prevent the entry of (and, if entered, to have vacated, lifted, reversed or overturned) any injunction, order, ruling, decree, judgment or similar order that results from any action against DoubleVerify or any of its directors by any DoubleVerify Stockholder arising out of or relating to the Merger Agreement or the Transactions (“Transaction Litigation”). DoubleVerify will (a) provide Parent with prompt notice of, and copies of all pleadings and correspondence relating to, any Transaction Litigation and (b) give Parent the opportunity to participate in (but not direct or control) the defense, settlement or compromise of any Transaction Litigation. Prior to the Effective Time, DoubleVerify will not, without the prior consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), make any payment with respect to, or compromise or settle or offer to settle, any Transaction Litigation.
Preparation of Proxy Statement and Special Meeting
As promptly as reasonably practicable following the date of the Merger Agreement (and in any event no later than twenty-five (25) business days after the date of the Merger Agreement, unless otherwise agreed by Parent), DoubleVerify will prepare and cause to be filed with the SEC a proxy statement in preliminary form, as required by the Exchange Act, relating to the Special Meeting. Except as described below, the proxy statement will include the Company Board’s recommendation with respect to the Merger. DoubleVerify will promptly notify Parent upon the receipt of any comments from the SEC or any request from the SEC for amendments or supplements to the proxy statement, and will promptly provide Parent with copies of all written correspondence between DoubleVerify and its representatives, on the one hand, and the SEC, on the other hand, with respect to the proxy statement. Each of DoubleVerify, Parent and Merger Sub will use its respective commercially reasonable efforts to respond promptly to any comments or requests from the SEC with respect to the proxy statement. DoubleVerify will use its commercially reasonable efforts so that the proxy statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder.

Prior to filing or mailing the proxy statement (or any amendment or supplement thereto) or responding to any comments or requests from the SEC with respect thereto, to the extent permitted by applicable law, DoubleVerify will provide Parent a reasonable opportunity to review and to propose comments on such document or response, and DoubleVerify will consider in good faith the inclusion or reflection of any such reasonable comments so provided.
Parent and Merger Sub will (i) as promptly as possible, furnish to DoubleVerify all information concerning Parent and Merger Sub that is required to be included in the proxy statement by the Exchange Act and the rules and regulations promulgated thereunder, that is customarily included in proxy statements prepared in connection with transactions of the type contemplated by the Merger Agreement, as otherwise required by applicable law or requested by the SEC, or that may be reasonably requested by DoubleVerify in connection with the proxy statement, and (ii) will otherwise use commercially reasonable efforts to assist and cooperate with DoubleVerify and its representatives in the preparation of the proxy statement and the resolution of comments from the SEC.
If at any time prior to the Effective Time, any event or circumstance relating to DoubleVerify, Parent or Merger Sub or any of their respective subsidiaries, or their respective officers or directors, is discovered by DoubleVerify or Parent, respectively, which, pursuant to the Exchange Act, should be set forth in an amendment or a supplement to the proxy statement so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, such party will promptly inform the others. Each of Parent, Merger Sub and DoubleVerify will correct any information provided by it for use in the proxy statement which has become false or misleading.
In accordance with DoubleVerify’s organizational documents, unless the Merger Agreement is validly terminated, DoubleVerify will use commercially reasonable efforts to, as promptly as reasonably practicable after the date of the Merger Agreement, (x) establish a record date for and give notice of the Special Meeting and (y) mail the proxy statement to the holders of Company Common Stock as of the close of business on the record date established for the Special Meeting. Without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed), in no event will the record date be changed to such a date that would result in the Special Meeting being within ten (10) business days of the Initial Termination Date, except as required by applicable law.
Without the prior written consent of Parent, the adoption of the Merger Agreement will be the only matter (other than matters of procedure and matters required by applicable law to be voted on by DoubleVerify Stockholders in connection with the adoption of the Merger Agreement, including the advisory vote regarding merger-related compensation and a customary proposal regarding adjournment of the Special Meeting) that DoubleVerify will propose to be acted on by DoubleVerify Stockholders at the Special Meeting.
DoubleVerify will use commercially reasonable efforts to duly call, convene and hold the Special Meeting as promptly as reasonably practicable after the mailing of the proxy statement (with the Special Meeting in no event being initially scheduled for a date later than the 45th calendar day following the first mailing of the definitive proxy statement to DoubleVerify Stockholders). DoubleVerify may postpone, recess, reschedule or adjourn the Special Meeting: (i) with the consent of Parent (not to be unreasonably withheld, conditioned or delayed), (ii) for the absence of a quorum (provided that DoubleVerify may not postpone or adjourn the Special Meeting more than two (2) times pursuant to this clause or for more than ten (10) business days in the aggregate, in each case, without Parent’s prior written consent), (iii) to solicit additional proxies for the purposes of obtaining the Required Company Stockholder Approval (provided that DoubleVerify may not postpone or adjourn the Special Meeting more than two (2) times pursuant to this clause or for more than ten (10) business days in the aggregate, in each case, without Parent’s prior written consent), (iv) to allow reasonable additional time for the filing and distribution of any supplement or amendment to the proxy statement which the Company Board has determined in good faith (after consultation with its outside legal counsel) is necessary under applicable laws and for such supplemental or amended disclosure to be disseminated to and reviewed by DoubleVerify Stockholders prior to the Special Meeting, and (v) if determined in good faith by the Company Board, after consultation with its legal counsel, such adjournment, recess, delay or postponement is required under applicable law or is reasonably necessary to comply with a request from the SEC or its staff.

Unless the Company Board has effected an Adverse Recommendation Change, (x) on no more than two (2) occasions and prior to the vote having been taken, if DoubleVerify has not received proxies sufficient to obtain the Required Company Stockholder Approval, then Parent will have the right to require an adjournment or postponement of the Special Meeting for the purpose of soliciting additional votes in favor of the Merger Agreement, provided that no such individual adjournment or postponement will delay the Special Meeting by more than seven (7) days from the prior-scheduled date or to a date on or after the fifth business day preceding the Initial Termination Date, and (y) DoubleVerify will use its commercially reasonable efforts to solicit proxies in favor of the adoption of the Merger Agreement. Notwithstanding anything to the contrary and notwithstanding any Adverse Recommendation Change, DoubleVerify will submit the Merger Agreement to DoubleVerify Stockholders for adoption at the Special Meeting, provided that such obligation will immediately and automatically terminate and DoubleVerify will not be required to hold the Special Meeting if the Merger Agreement is terminated in accordance with its terms.
Other Covenants and Agreements
The Merger Agreement contains other covenants and agreements, including those relating to access to information and employees of DoubleVerify during the Interim Period, Section 16(a) of the Exchange Act, public statements and disclosure, stock exchange delisting and deregistration, anti-takeover laws, no control of the other party’s business, obligations of Merger Sub, conduct of the business of Parent and Merger Sub pending the Merger and further assurances.
Conditions to Consummation of the Merger
The consummation of the Merger is subject to the satisfaction or waiver (where permissible pursuant to applicable law) of certain customary mutual conditions, including:
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Required Company Stockholder Approval having been obtained;

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the absence of any temporary restraining order, preliminary or permanent injunction or other judgment, order, ruling or decree issued by any court of competent jurisdiction, or other legal restraint or prohibition, being in effect, or law enacted, entered, promulgated, enforced or deemed applicable by any governmental entity that, in any case, prohibits, enjoins, restrains or makes illegal the consummation of the Transactions (including the Merger) or imposes a Remedial Restriction; and

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the expiration or termination of any applicable waiting period (or extension thereof) under the HSR Act, and any agreement with a governmental entity not to consummate or delay the consummation of the Transactions, and receipt of the clearances, approvals and consents required to be obtained under Antitrust Laws and competition laws of Australia, Cyprus, Germany and Morocco.

DoubleVerify’s obligation to consummate the Merger is subject to the satisfaction or waiver (where permitted by applicable law) of each of the following additional conditions, any of which may be waived exclusively by DoubleVerify:
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the accuracy of the representations and warranties of Parent and Merger Sub in the Merger Agreement, subject to applicable materiality or other qualifiers, as of the date of the Merger Agreement and as of the Closing Date, as if made as of the Closing Date or as of the date in respect of which such representation or warranty was specifically made;

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Parent and Merger Sub having performed in all material respects with all of their respective agreements and covenants under the Merger Agreement required to be performed by Parent and Merger Sub at or prior to the Closing;

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DoubleVerify having received a certificate of Parent signed by a duly authorized officer of Parent dated as of the Closing Date, certifying that the foregoing conditions have been satisfied; and

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the Company’s debt payoff must have occurred.

The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where permitted by applicable law) of each of the following additional conditions, any of which may be waived exclusively by Parent:

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the accuracy of the representations and warranties of DoubleVerify in the Merger Agreement, subject to applicable materiality or other qualifiers, as of the date of the Merger Agreement and of the Closing Date, as if made as of the Closing Date or as of the date in respect of which such representation or warranty was specifically made;

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DoubleVerify having performed in all material respects with all of its agreements and covenants under the Merger Agreement required to be performed by it at or prior to the Closing;

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the absence of a Material Adverse Effect since the date of the Merger Agreement that has occurred and that is continuing as of the Effective Time; and

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Parent having received a certificate of DoubleVerify signed by a duly authorized officer of DoubleVerify dated as of the Closing Date, certifying that the foregoing conditions have been satisfied.

Termination of the Merger Agreement
The Merger Agreement may be terminated, and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the Required Company Stockholder Approval has been obtained:
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by mutual written consent of Parent and DoubleVerify;

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by either Parent or DoubleVerify:

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if the Closing has not occurred by 11:59 p.m. New York City time on May 6, 2027 (the “Initial Termination Date” and, as it may be extended as described in this bullet, the “Termination Date”), which date will be automatically extended to 11:59 p.m. New York City time on August 6, 2027 if, on the Initial Termination Date, all of the conditions to the Closing (other than the antitrust and regulatory approval conditions) have been satisfied or waived (to the extent permitted by applicable law) or are capable of being satisfied at the Closing (if such conditions are capable of being satisfied were the Closing to occur at such time), and which date may be further extended by Parent, on one (1) occasion and on two (2) business days’ prior written notice, to three (3) business days after the final day of the Marketing Period if the Marketing Period has commenced but not yet been completed as of the close of business on the third business day prior to the then-scheduled Termination Date (so long as neither Parent nor Merger Sub is then in breach that would cause a closing condition failure);

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if any court of competent jurisdiction or other governmental entity has issued a judgment, order, injunction, rule or decree, or taken any other action restraining, enjoining or otherwise prohibiting any of the Transactions and such judgment, order, injunction, rule, decree or other action has become final and non-appealable following efforts to contest such judgment, order, injunction, rule, decree or other action; provided that a party may not terminate on this basis if that party (or, in the case of a termination by Parent, Merger Sub) has failed to comply with its obligations under the Merger Agreement with respect to the removal of such judgment, order, injunction, rule, decree or other action; or

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if the Required Company Stockholder Approval is not obtained at the Special Meeting or any adjournment or postponement thereof at which a vote on the adoption of the Merger Agreement was taken.

The Merger Agreement may be terminated by DoubleVerify:
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if Parent or Merger Sub has breached, or there is any inaccuracy in, any of its representations or warranties, or has breached or failed to perform any of its covenants or agreements, set forth in the Merger Agreement, which inaccuracy, breach or failure to perform (1) would result in a failure of certain conditions to DoubleVerify’s obligations to close to be satisfied and (2) is either not capable of being cured on or prior to the Termination Date, or, if capable of being cured, has not been cured on or prior to the earlier of (x) thirty (30) days following written notice from DoubleVerify to Parent of such inaccuracy, breach or failure to perform and (y) five (5) business days prior to the Termination Date; provided, that DoubleVerify will have given Parent written notice, delivered at least thirty (30) days prior to such termination, stating DoubleVerify’s intention to terminate the Merger Agreement and the basis for such termination; provided, further, that DoubleVerify will not have the right to so terminate if DoubleVerify is then in material breach of any of its representations, warranties, covenants or agreements set forth in the Merger Agreement;
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if, prior to obtaining the Required Company Stockholder Approval, (1) the Company Board or any Company Committee authorizes DoubleVerify, to the extent permitted by and subject to complying with the terms of the Merger Agreement, to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, (2) substantially concurrently with the termination of the Merger Agreement, DoubleVerify, subject to complying with the terms of the Merger Agreement, enters into an Alternative Acquisition Agreement providing for a Superior Proposal, and (3) prior to or substantially concurrently with such termination, DoubleVerify pays to Parent the Company Termination Fee; or

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if (A) all of the conditions set forth in the Merger Agreement for Parent’s and Merger Sub’s obligations to close have been satisfied or waived (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, which are capable of being satisfied at the Closing), (B) DoubleVerify has delivered irrevocable written notice to Parent irrevocably confirming that (1) all of the conditions to DoubleVerify’s obligations to close have been satisfied or irrevocably waived (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, which are capable of being satisfied at the Closing) and (2) DoubleVerify stands ready, willing and able to take such actions required of it by the Merger Agreement to consummate the Closing throughout such three (3) business day period, and (C) Parent fails to consummate the Closing on or prior to the later of (x) three (3) business days following the date of delivery of such written notification and (y) the date that is three (3) business days after the date on which the Closing is otherwise required to occur pursuant to the Merger Agreement.

The Merger Agreement may be terminated by Parent:
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if DoubleVerify has breached, or there is any inaccuracy in, any of its representations or warranties, or has breached or failed to perform any of its covenants or agreements set forth in the Merger Agreement, which inaccuracy, breach or failure to perform (1) would result in a failure of certain conditions to Parent’s and Merger Sub’s obligations to close to be satisfied, and (2) is either not capable of being cured on or prior to the Termination Date, or, if capable of being cured, has not been cured on or prior to the earlier of (x) thirty (30) days following written notice from Parent to DoubleVerify of such inaccuracy, breach or failure to perform and (y) five (5) business days prior to the Termination Date; provided, that Parent will have given DoubleVerify written notice, delivered at least thirty (30) days prior to such termination, stating Parent’s intention to terminate the Merger Agreement and the basis for such termination; provided, further, that Parent will not have the right to so terminate if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements set forth in the Merger Agreement; or

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if, at any time prior to the receipt of the Required Company Stockholder Approval, the Company Board or any Company Committee has effected an Adverse Recommendation Change.

Termination Fee and Expenses
In the following circumstances, DoubleVerify will pay to Parent the Company Termination Fee:
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(1) either DoubleVerify or Parent terminates the Merger Agreement (x) for failure to consummate the Merger by the Termination Date or (y) for failure to obtain the Required Company Stockholder Approval at the Special Meeting or (2) Parent terminates the Merger Agreement for DoubleVerify’s failure to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, which inaccuracy, breach or failure to perform would result in a failure of certain conditions to Parent’s obligations to close to be satisfied and is either not capable of being cured on or prior to the Termination Date, or, if capable of being cured, has not been cured on or prior to the earlier of (x) thirty (30) days following written notice from Parent to DoubleVerify and (y) five (5) business days prior to the Termination Date (but only if at the time of such termination Parent would not be prohibited from terminating the Merger Agreement as a result of being in material breach of any of its own representations, warranties, covenants or agreements), and, in each case, (x) an Acquisition Proposal has been publicly announced or made publicly known and not withdrawn at least three (3) business days prior to the termination of the Merger Agreement (or in the case of termination by DoubleVerify for failure to obtain the Required Company Stockholder Approval, prior to the Special Meeting) and (y) within one (1) year after such termination, DoubleVerify enters into a definitive agreement with respect to an Acquisition Proposal that is subsequently consummated (for this purpose, the references to “20% or more” in the definition of Acquisition Proposal are deemed to be references to “more than 50%”);
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Parent terminates the Merger Agreement because the Company Board effects an Adverse Recommendation Change; or

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The Company terminates the Merger Agreement in connection with entry into an Alternative Acquisition Agreement providing for a Superior Proposal.

In the following circumstances, Parent will pay to the Company the Parent Termination Fee:
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DoubleVerify terminates the Merger Agreement (A) because Parent or Merger Sub has breached, or there is any inaccuracy in, any of its representations or warranties, or has breached or failed to perform any of its covenants or agreements, set forth in the Merger Agreement, which inaccuracy, breach or failure to perform would result in a failure of certain conditions to DoubleVerify’s obligations to close to be satisfied and is either not capable of being cured on or prior to the Termination Date, or, if capable of being cured, has not been cured on or prior to the earlier of (x) thirty (30) days following written notice from DoubleVerify to Parent and (y) five (5) business days prior to the Termination Date (but only if at the time of such termination DoubleVerify would not be prohibited from terminating the Merger Agreement as a result of being in material breach of any of its own representations, warranties, covenants or agreements), or (B) because (1) all of the conditions to Parent’s and Merger Sub’s obligations to close have been satisfied or waived (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, which are capable of being satisfied at the Closing), (2) DoubleVerify has delivered irrevocable written notice to Parent irrevocably confirming that (x) all of the conditions to DoubleVerify’s obligations to close have been satisfied or irrevocably waived (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, which are capable of being satisfied at the Closing) and (y) DoubleVerify stands ready, willing and able to consummate the Closing throughout the applicable three (3) business day period, and (3) Parent fails to consummate the Closing on or prior to the later of (x) three (3) business days following delivery of such written notification and (y) the date that is three (3) business days after the date on which the Closing is otherwise required to occur pursuant to the Merger Agreement; or

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DoubleVerify or Parent terminates the Merger Agreement because the Merger has not been consummated by the Termination Date, and at the time of such termination DoubleVerify could have terminated the Merger Agreement pursuant to either of the termination rights described above.

If the Merger Agreement is validly terminated and prior to such termination there has been a willful breach of the Merger Agreement by any party, then notwithstanding payment of any Company Termination Fee or Parent Termination Fee the non-breaching party is also entitled to seek payment of damages, provided that in no event will such payment exceed an amount equal to (x) $175,000,000 plus (y) the amount of any recovery costs; plus (z) if Parent willfully breaches, then the amount of any reimbursement and indemnification obligations of Parent required under the debt financing cooperation covenant of the Merger Agreement. Any Company Termination Fee, Parent Termination Fee or recovery costs actually paid by the breaching party will be credited against, and will reduce on a dollar-for-dollar basis, the amounts payable by that party, up to that limitation. In no event will recovery costs payable by Parent or DoubleVerify, as applicable, exceed $7,500,000, respectively.
Amendment and Waiver
The Merger Agreement may be amended, modified or supplemented by the parties thereto, prior to the Effective Time and whether before or after the Required Company Stockholder Approval has been obtained, by action taken or authorized by their respective boards of directors; provided, however, that after the Required Company Stockholder Approval has been obtained, no amendment may be made that, pursuant to applicable law, requires approval or adoption by the DoubleVerify Stockholders without such approval or adoption. The Merger Agreement provides that the lenders and other parties providing the Debt Financing that Parent intends to use to fund a portion of the Merger Consideration, together with their respective affiliates and representatives (collectively, the “Financing Parties”), will not have any liability to DoubleVerify, its stockholders or any other person in connection with the Transactions (other than any claims Parent may have under the Debt Commitment Letter). The parties to the Merger Agreement have agreed to waive any claims against the Financing Parties. In the event that the Debt Financing is not funded and, as a result, the Merger is not consummated, the sole remedy available to DoubleVerify, its stockholders and their respective affiliates will be the Parent Termination Fee and reimbursement of costs and expenses required to be paid or reimbursed by Parent under the Merger Agreement. The Financing Parties are not parties to the Merger Agreement, but the Merger Agreement contains customary provisions requiring the parties to the Merger Agreement to obtain the consent of the applicable Financing Parties before entering into any amendment that would adversely affect such Financing Parties.
At any time prior to the Effective Time, the parties to the Merger Agreement may, to the extent permitted by applicable law, (1) extend the time for the performance of any of the obligations or acts of any of the other parties, (2) waive any inaccuracies in the representations and warranties of the other parties set forth in the Merger Agreement or any document delivered pursuant thereto or (3) subject to applicable law, waive compliance with any of the agreements or conditions of the other parties contained therein. Any agreement on the part of a party to any such waiver will be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such party. No failure or delay of any party in exercising any right or remedy thereunder will operate as a waiver thereof, nor will any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power.
Specific Performance
The parties to the Merger Agreement agreed that irreparable damage, for which monetary damages, even if available, would not be an adequate remedy, would occur if any of the provisions of the Merger Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of DoubleVerify (on behalf of itself and on behalf of the holders of Company Common Stock as third-party beneficiaries), Parent and Merger Sub agreed that, at any time prior to the valid termination of the Merger Agreement, the parties will be entitled to seek specific performance of the terms of the Merger Agreement, including an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement, in addition to any other remedy to which such party is entitled at law or in equity, and that the right of specific performance is an integral part of the Transactions and without that right, neither DoubleVerify nor Parent would have entered into the Merger Agreement. Each of the parties to the Merger Agreement further waived (1) any defense in any action for specific performance that a remedy at law would be adequate or that an award of specific performance is not an appropriate remedy for any reason at law or equity and (2) any requirement under any law to provide any bond or to post any security as a prerequisite to obtaining equitable relief.
However, DoubleVerify will only be permitted to obtain an injunction, specific performance or other equitable remedies to enforce Parent’s and Merger Sub’s obligations to effect the Closing and to cause the Equity Financing to be funded if, and only if: (i) all of the conditions to Parent’s and Merger Sub’s obligations to close have been satisfied or waived (other than conditions that by their nature are to be satisfied by actions taken at the Closing, which are capable of being satisfied at the Closing) at the time when the Closing would have been required to occur, (ii) the Debt Financing has been funded or will be funded if the Equity Financing is funded at the Closing, (iii) DoubleVerify has irrevocably confirmed in writing (x) that DoubleVerify is ready, willing and able to take the actions within DoubleVerify’s control that are required to cause the Closing to occur if specific performance is granted and the Equity Financing and the Debt Financing are funded and (y) all of the conditions to DoubleVerify’s obligations to close have been satisfied or irrevocably waived (other than conditions that by their nature are to be satisfied by actions taken at the Closing, which are capable of being satisfied at the Closing), and (iv) Parent and Merger Sub have failed to consummate the Closing on or prior to the earlier of (x) the third business day following delivery of such confirmation and (y) one (1) business day prior to the Termination Date.
Under no circumstances will DoubleVerify be permitted or entitled to receive both a grant of specific performance to effect the Closing and payment of the Parent Termination Fee.

Governing Law; Jurisdiction; Waiver of Jury Trial
The Merger Agreement and all disputes or controversies arising out of or relating to the Merger Agreement or the Transactions are governed by, and to be construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware, except that actions brought against certain debt financing sources related parties are to be governed by and construed in accordance with the laws of the State of New York.
Each party to the Merger Agreement has irrevocably submitted to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware (or, if jurisdiction is not available in such court, any federal court located in the State of Delaware or any other Delaware state court), in the event that any dispute or controversy arises out of the Merger Agreement or the Transactions, and has agreed that all claims with respect to such proceedings will be brought and determined only in such courts.
Each party further irrevocably waived any and all right to trial by jury in any legal proceeding arising out of or related to the Merger Agreement or the Transactions.

PROPOSAL 2: THE COMPENSATION PROPOSAL
Under Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, DoubleVerify is required to submit a proposal to the DoubleVerify Stockholders to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to DoubleVerify’s named executive officers that is based on or otherwise relates to the Merger Agreement and the Transactions. This compensation is summarized in the section of this proxy statement titled “The Merger — Interests of DoubleVerify’s Directors and Executive Officers in the Merger.” The Company Board encourages you to review carefully the named executive officer merger-related compensation information disclosed in this proxy statement.
Accordingly, DoubleVerify is asking you to approve, on a non-binding, advisory basis, the compensation that will or may become payable to DoubleVerify’s named executive officers that is based on or otherwise relates to the Merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section titled “The Merger — Interests of DoubleVerify’s Directors and Executive Officers in the Merger.”
The vote on this Compensation Proposal is separate and apart from the vote on the Merger Agreement Proposal. Accordingly, you may vote to approve the Merger Agreement Proposal and vote not to approve this Compensation Proposal and vice versa. Because the vote on the Compensation Proposal is advisory only, it will not be binding on DoubleVerify. Accordingly, if the Merger Agreement is adopted and the Merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the vote on this Compensation Proposal.
Approval of the Compensation Proposal, on a non-binding, advisory basis, requires, assuming a quorum is present, the affirmative vote of the holders of a majority in voting power of the Company Common Stock present in person or represented by proxy and entitled to vote on the matter at the Special Meeting. The approval of the Compensation Proposal is on a non-binding, advisory basis and is not a condition to the completion of the Merger.
THE COMPANY BOARD RECOMMENDS, ON BEHALF OF DOUBLEVERIFY, THAT YOU VOTE “FOR” APPROVAL OF THIS PROPOSAL.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL
We are asking you to approve the Adjournment Proposal, a proposal to adjourn the Special Meeting to a later date or time if the Company Board determines that it is necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement Proposal at the time of the Special Meeting. If the Company Board determines that it is necessary or appropriate, we will ask the DoubleVerify Stockholders to vote only on this Adjournment Proposal and not to vote on the Merger Agreement Proposal or to approve, on a non-binding, advisory basis, the Compensation Proposal.
If the DoubleVerify Stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including soliciting proxies from DoubleVerify Stockholders that have previously returned properly executed proxies voting against adoption of the Merger Agreement. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against adoption of the Merger Agreement such that the Merger Agreement Proposal would be defeated, we could adjourn the Special Meeting without a vote on the adoption of the Merger Agreement and seek to convince the holders of those shares of Company Common Stock to change their votes to votes in favor of adoption of the Merger Agreement. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present or otherwise at the discretion of the Chairman of the Special Meeting.
Approval of the Adjournment Proposal to adjourn the Special Meeting, (a) when a quorum is present, requires the affirmative vote of the DoubleVerify Stockholders holding a majority in voting power of the shares of Company Common Stock represented at the Special Meeting (present virtually or represented by proxy) and (b) when a quorum is not present, the Chairman of the Special Meeting or DoubleVerify Stockholders holding a majority in voting power of the outstanding shares of Company Common Stock represented at the Special Meeting (present virtually or represented by proxy) may adjourn the Special Meeting to another place, if any, date and time.
THE COMPANY BOARD RECOMMENDS, ON BEHALF OF DOUBLEVERIFY, THAT YOU VOTE “FOR” APPROVAL OF THIS PROPOSAL.

MARKET PRICES AND DIVIDEND DATA
The Company Common Stock is listed on the NYSE under the symbol “DV.” As of the close of business on the Record Date, there were [•] shares of Company Common Stock outstanding held by approximately [•] DoubleVerify Stockholders of record. The actual number of DoubleVerify Stockholders is greater than this number of record holders and includes DoubleVerify Stockholders who are beneficial owners, but whose shares of Company Common Stock are held in street name by brokers and other nominees. The Company Board is responsible for determining our dividend policy. The timing and level of any dividends will necessarily depend on the Company Board’s assessments of earnings, financial condition, capital requirements and other factors, including restrictions, if any, imposed by our lenders.
On [•], 2026, the latest practicable trading day before the filing of this proxy statement, the closing price for the Company Common Stock on the NYSE was $[•] per share. You are encouraged to obtain current market quotations for the Company Common Stock.
Following the Merger, there will be no further market for Company Common Stock, and it will be delisted from the NYSE and deregistered under the Exchange Act. As a result, following the Merger we will no longer file periodic reports with the SEC. In the event that the Merger is not consummated, our payment of any future dividends would be at the discretion of the Company Board and will depend on then-existing conditions, including our financial condition, operating results, contractual restrictions, capital requirements, business prospects, and other factors the Company Board may deem relevant.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
The following table sets forth certain information as of September 9, 2026 with respect to the beneficial ownership of the shares of Company Common Stock by (i) each person known to own beneficially more than five percent of the shares of Company Common Stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our current executive officers and directors as a group.
The amounts and percentages of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.
Percentage computations are based on 155,027,171 shares of Company Common Stock outstanding as of September 9, 2026. Except as otherwise indicated in the footnotes to the table, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of Company Common Stock. Unless otherwise set forth in the footnotes to the table, the address for each listed stockholder is 462 Broadway, New York, NY 10013.
Name of Beneficial Owner	Number of shares beneficially owned	Ownership Percentage of shares of Company Common Stock
BlackRock, Inc.(1)	20,345,579	13.12%
Providence VII U.S. Holdings L.P.(2)	18,173,777	11.72%
Disciplined Growth Investors, Inc.(3)	9,689,140	6.25%
Vanguard Portfolio Management(4)	9,113,318	5.88%
Topline Capital Management, LLC(5)	8,453,543	5.45%
AQR Capital Management, LLC(6)	7,784,565	5.02%
Mark Zagorski(7)	3,491,576	2.25%
Nicola Allais(7)	1,517,452	*
Steven Mougis(7)	181,109	*
Andrew Grimmig(7)	864,816	*
Laura B. Desmond(7)(8)	258,461	*
Lucy Stamell Dobrin(9)	0	*
Sundeep Jain(10)	39,509	*
Robert Davis Noell(9)	40,658	*
Rosario Perez	46,526	*
Jennifer Storms	14,728	*
Gary Swidler	30,174	*
Kelli Turner(7)	49,271	*
Scott Wagner(11)	46,526	*
All Directors and Executive Officers as a group (13 persons)(7)(8)(9)(10)(11)	6,580,806	4.24%

*
Less than one percent.

(1)
The number of shares of Company Common Stock is based on the Schedule 13G filed July 28, 2026 by BlackRock, Inc. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(2)
Represents shares of Company Common Stock held by Providence VII U.S. Holdings L.P. Providence VII U.S. Holdings L.P.’s general partner is Providence Equity GP VII-A L.P., and limited partners are Providence VII Global Holdings L.P. and Providence Equity Partners VII-A L.P. Providence VII Global Holdings L.P.’s general partner is Providence Equity GP VII-A L.P., and limited partner is Providence Equity Partners VII L.P. Providence Equity Partners VII L.P.’s general partner is Providence Equity GP VII L.P., whose general partner is PEP VII International Ltd. The sole shareholder of PEP VII International Ltd. is Providence Fund Holdco (Domestic ECI) L.P., whose general partner is Providence Managing Member L.L.C. Providence Equity Partners VII-A L.P.’s general partner is Providence Equity GP VII-A L.P., whose general partner is PEP VII-A International Ltd. The sole shareholder of PEP VII-A International Ltd. is Providence Fund Holdco (International) L.P., whose general partner is Providence Holdco (International) GP Ltd. Each of Providence Managing Member L.L.C. and Providence Holdco (International) GP Ltd. is controlled by Robert Davis Noell, J. David Phillips, Karim A. Tabet, Andrew A. Tisdale and Michael J. Dominguez. Investment and voting decisions with respect to shares held by Providence VII U.S. Holdings L.P. are made by Providence Equity GP VII-A L.P. Each of Robert Davis Noell, J. David Phillips, Karim A. Tabet, Andrew A. Tisdale and Michael J. Dominguez expressly disclaims beneficial ownership of the shares of Company Common Stock held by Providence VII U.S. Holdings L.P. The address for each of Providence VII U.S. Holdings L.P., Providence Equity GP VII-A L.P., Robert Davis Noell, J. David Phillips, Karim A. Tabet, Andrew A. Tisdale and Michael J. Dominguez is c/o Providence Equity Partners L.L.C., 50 Kennedy Plaza, 18th Floor, Providence, Rhode Island 02903. Excludes 117,131 shares of Company Common Stock held by Providence Butternut Co-Investment L.P. and 50,666 shares of Company Common Stock held by Providence Equity Partners LLC.

(3)
The number of shares of Company Common Stock is based on the Schedule 13G filed August 14, 2026 by Disciplined Growth Investors, Inc. The address for Disciplined Growth Investors, Inc. 150 South Fifth Street Suite 2550 Minneapolis, MN 55402.

(4)
The number of shares of Company Common Stock is based on the Schedule 13G filed July 31, 2026 by Vanguard Portfolio Management. The address for Vanguard Portfolio Management is 100 Vanguard Blvd. Malvern, PA 19355.

(5)
The number of shares of Company Common Stock is based on the Schedule 13G filed February 13, 2026 by Topline Capital Management, LLC. The address for Topline Capital Management, LLC is 544 Euclid Street, Santa Monica, California 90402.

(6)
The number of shares of Company Common Stock is based on the Schedule 13G filed August 13, 2026 by AQR Capital Management, LLC. The address for AQR Capital Management, LLC is One Greenwich Plaza Suite 130 Greenwich, Connecticut 06830.

(7)
Includes shares of Company Common Stock that current directors and executive officers have the right to acquire prior to November 8, 2026 through the exercise of stock options and/or vesting of restricted stock units (“RSUs”) and earned performance stock units (PSUs): Mark Zagorski has the right to acquire 2,770,587 shares of Company Common Stock; Nicola Allais has the right to acquire 1,344,993 shares of Company Common Stock; Steven Mougis has the right to acquire 85,949 shares of Company Common Stock; Andrew Grimmig has the right to acquire 695,098 shares of Company Common Stock. Beneficial ownership also includes 140,625 vested RSUs held by Mr. Zagorski, which will settle in shares of Company Common Stock following Mr. Zagorski’s separation from service; 23,792 vested RSUs held by Ms. Desmond, 9,183 of which will settle in shares of Company Common Stock on the earlier of (i) March 2027 and (ii) Ms. Desmond’s end of service as a Director (in which case the shares will be delivered in five annual installments commencing in the year of termination) and 14,609 of which will settle in shares of Company Common Stock on the earlier of (i) January 2027 and (ii) Ms. Desmond’s end of service as a Director (in which case the shares will be delivered in a lump sum in the year of termination) and 9,183 vested RSUs held by Ms. Turner, which will settle in shares of Company Common Stock following Ms. Turner’s end of service as a Director (in which case the shares will be delivered in five annual installments commencing in the year of termination). All current directors and executive officers as a group have the right to acquire 5,070,227 shares of Company Common Stock prior to November 8, 2026 through the exercise of stock options and/or vesting of RSUs and PSUs.

(8)
Represents shares of Company Common Stock held by the Laura B. Desmond Revocable Trust, for which Laura B. Desmond is trustee.

(9)
Does not include shares of Company Common Stock held by Providence Equity Partners L.L.C. managed funds. Robert Davis Noell is Senior Managing Director and Co-Head of North America and Lucy Stamell Dobrin is a Managing Director of Providence Equity Partners L.L.C. Each of them expressly disclaims beneficial ownership of the shares of Company Common Stock held by the Providence Equity Partners L.L.C. managed funds. The address for each of Robert Davis Noell and Lucy Stamell Dobrin is c/o Providence Equity Partners L.L.C., 50 Kennedy Plaza, 18th Floor, Providence, Rhode Island 02903.

(10)
Includes 25,333 shares of Company Common Stock held by OPCR Tree, LLC, which is wholly-owned by JKS Group Revocable Family Trust, of which Mr. Jain is trustee and a beneficiary.

(11)
Represents shares of Company Common Stock held by Hilltopper LLC, which is wholly-owned by Mr. Wagner.

VOTING AGREEMENT
The summary of the material provisions of the Voting Agreement set forth below and elsewhere in this proxy statement is qualified in its entirety by reference to the Voting Agreement, a copy of which is attached as Annex D. This summary does not purport to be complete and may not contain all of the information about the Voting Agreement that is important to you. We encourage you to read the form Voting Agreement carefully in its entirety, as well as this proxy statement in its entirety, including the annexes attached to this proxy statement before making any decisions regarding the Merger.
Concurrently with the execution and delivery of the Merger Agreement on August 6, 2026, as an inducement to Parent’s willingness to enter into the Merger Agreement, the Supporting Stockholders entered into the Voting Agreement with Parent pursuant to which the Supporting Stockholders have agreed, among other things and subject to the terms and conditions of the Voting Agreement, to vote the shares of Company Common Stock owned by the Supporting Stockholders (A) in favor of (i) the Merger and the adoption of the Merger Agreement and each of the other Transactions contemplated thereby, (ii) any other actions presented at any meeting of the DoubleVerify Stockholders that are necessary to consummate the Transactions, and (iii) any proposal to adjourn or postpone such meeting to a later date if there are not sufficient votes for the adoption of the Merger Agreement on the date on which such meeting is held, and (B) against any proposal, action or agreement that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or Transactions. The Supporting Stockholders own approximately [11.8]% of the outstanding shares of Company Common Stock as of the close of business on the Record Date. In the event either Supporting Stockholder acquires record or beneficial ownership of any shares of Company Common Stock after the execution of the Voting Agreement, such additional shares will automatically become subject to the terms and conditions of the Voting Agreement. The Supporting Stockholders also agreed not to transfer their shares of Company Common Stock, subject to certain exceptions set forth in the Voting Agreement.
Under the Voting Agreement, the Supporting Stockholders irrevocably waived all appraisal rights under Section 262 of the DGCL with respect to their shares of Company Common Stock in connection with the Merger and the Transactions. The Supporting Stockholders have also agreed not to commence or participate in any action against Parent, DoubleVerify or any of their respective subsidiaries or successors (a) challenging the validity of, or seeking to enjoin or delay the operation of, the Voting Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the closing) or (b) alleging a breach of any duty of the Company Board or Parent in connection with the Merger agreement, the Voting Agreement or the Transactions, subject to certain exceptions, to participate in any action brought by DoubleVerify against Parent or its affiliates, and to enforce their respective rights under the Voting Agreement or the Merger Agreement.
The Voting Agreement terminates upon the earliest of: (a) the valid termination of the Merger Agreement in accordance with its terms; (b) the Effective Time; (c) any amendment to the Merger Agreement that is effectuated without the Supporting Stockholders’ prior written consent and that reduces the Merger Consideration or is otherwise materially adverse to DoubleVerify Stockholders; (d) receipt by DoubleVerify of the Required Company Stockholder Approval; and (e) the mutual written consent of the parties.

FUTURE STOCKHOLDER PROPOSALS
If the Merger is completed, we will have no public DoubleVerify Stockholders and there will be no public participation in any future meetings of DoubleVerify Stockholders. However, if the Merger is not completed, DoubleVerify Stockholders will continue to be entitled to attend and participate in DoubleVerify Stockholder meetings.
DoubleVerify will hold the regular annual meeting of the DoubleVerify Stockholders in 2027 (the “2027 Annual Meeting of Stockholders”) only if the Merger is not completed.
Stockholder Proposals for 2027 Annual Meeting of Stockholders
A stockholder who wishes to present a proposal for inclusion in the Company’s proxy statement for the 2027 Annual Meeting of Stockholders pursuant to Exchange Act Rule 14a-8, must submit such proposal to the Corporate Secretary at the Company’s principal executive offices. Proposals must be received no later than the close of business on December 11, 2026, or such other date that DoubleVerify announces in accordance with SEC rules and the Company’s Bylaws. Proposals must comply with all requirements of Exchange Act Rule 14a-8. Submitting a proposal does not guarantee its inclusion, which is governed by SEC rules and other applicable requirements.
Under the notice provision of DoubleVerify’s Bylaws, for director nominations or other business to be properly brought before an annual meeting by a stockholder where such nominees or business is not to be included in DoubleVerify’s proxy statement, the stockholder must deliver notice in writing to DoubleVerify’s Corporate Secretary, at DoubleVerify’s principal executive offices, not later than the close of business on February 20, 2027, nor earlier than the close of business on January 21, 2027. In order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2027 Annual Meeting of Stockholders, notice must be submitted by the above dates under the advance notice provisions of DoubleVerify’s Bylaws and must include information in the notice required by DoubleVerify’s Bylaws and Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act. The presiding person of the meeting may refuse to acknowledge or introduce any stockholder nomination or business if it was not timely submitted or does not comply with DoubleVerify’s Bylaws.
Where to send all proposals and nominations:
DoubleVerify Holdings, Inc.
Attn: Corporate Secretary
462 Broadway
New York, New York 10013
Email: corporatesecretary@doubleverify.com

OTHER MATTERS
Other Matters
The Company Board knows of no other business that will be presented for consideration at the Special Meeting. If other matters are properly brought before the Special Meeting, however, it is the intention of the persons named in the proxy to vote the shares of Company Common Stock represented thereby on such matters in accordance with their best judgment.
Householding of Special Meeting Materials
DoubleVerify delivers only one proxy statement to multiple stockholders sharing the same address unless it has received different instructions from one or more of them. This method of delivery is known as “householding”. Householding reduces the number of mailings you receive, saves on printing and postage costs and helps the environment. DoubleVerify will, upon written or oral request, promptly deliver a separate copy of the proxy statement to a DoubleVerify Stockholder at a shared address. If you would like to change your householding election, request that a single copy of this or future proxy materials be sent to your address or request a separate copy of this or future proxy materials, you should submit this request by writing Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or calling 1-866-540-7095.

MISCELLANEOUS
You should rely only on the information contained in this proxy statement, the annexes to this proxy statement and the documents that we incorporate by reference in this proxy statement in voting on the Merger. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated [•], 2026. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so, indicated in this proxy statement), and the mailing of this proxy statement to DoubleVerify Stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The Company’s SEC filings are available to the public at the SEC website at www.sec.gov. DoubleVerify Stockholders can also obtain free copies of the Company’s SEC filings through the “Investor Relations” section of DoubleVerify’s website at https://ir.doubleverify.com/. The Company’s website address is provided as an inactive textual reference only. The information provided on the Company’s website is not part of this proxy statement, and therefore is not incorporated herein by reference.
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (in each case, other than those documents or the portions of those documents not deemed to be filed) after the date of this proxy statement and before the date of the Special Meeting.
•
DoubleVerify’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 26, 2026;

•
DoubleVerify’s Current Reports on Form 8-K, filed with the SEC on February 26, 2026, May 6, 2026, May 22, 2026, August 6, 2026 and August 10, 2026;

•
DoubleVerify’s Current Report on Form 8-K/A, filed with the SEC on August 7, 2026; and

•
DoubleVerify’s Quarterly Reports on Form 10-Q, filed with the SEC on May 6, 2026 and August 7, 2026.

We also incorporate by reference into this proxy statement additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (in each case, other than those documents or the portions of those documents not deemed to be filed) between the date of this proxy statement and the earlier of the date of the Special Meeting or the termination of the Merger Agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on the Company’s website is not part of this proxy statement, and therefore is not incorporated by reference herein.
Notwithstanding the foregoing, we will not incorporate by reference in this proxy statement any documents or portions thereof that are not deemed “filed” with the SEC, including information furnished under Item 2.02 or Item 7.01 or otherwise of any Current Report on Form 8-K, including related exhibits, after the date of this proxy statement unless, and except to the extent, specified in such Current Report.
These SEC filings are available to the public from commercial document retrieval services and at www.sec.gov.
Any person, including any beneficial owner of shares of Company Common Stock, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us by written or telephonic request directed to Company’s address below. If you would like to request documents from us, please do so as soon as possible, to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first-class mail, or another equally prompt method, within one (1) business day after the Company receives your request. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents:
DoubleVerify Holdings, Inc.
Attention: Andrew Grimmig, Chief Legal Officer
462 Broadway
New York, NY 10013
(212) 631-2111
Email: corporatesecretary@doubleverify.com

If you have any questions concerning the Merger, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of Company Common Stock, please contact DoubleVerify’s proxy solicitor:
Innisfree M&A Incorporated
500 Fifth Avenue, 21st Floor
New York, NY 10110
Shareholders, please call toll-free:: +1 (877) 750-8334 (U.S. and Canada)
                               +1 (412) 232-3651 (all other countries)
Banks and brokerage firms may call: +1 (212) 750-5833 (collect)

Annex A
Execution Version

AGREEMENT AND PLAN OF MERGER
by and among
NEPTUNE BIDCO US INC.,
WALLACE MERGER SUB INC.
and
DOUBLEVERIFY HOLDINGS, INC.
Dated as of August 6, 2026

A-ii

EXHIBITS
Exhibit A	Certain Definitions
Exhibit B	Amended and Restated Certificate of Incorporation
Exhibit C	Voting and Support Agreement

A-iii

INDEX OF DEFINED TERMS
Definition	Location
401(k) Plan	Section 5.7(d)
Acceptable Confidentiality Agreement	Exhibit A
Acquisition Proposal	Exhibit A
Action	Section 3.9
Adverse Recommendation Change	Section 5.3(c)
Affiliate	Exhibit A
Agreement	Preamble
Alternative Acquisition Agreement	Section 5.3(c)
Alternative Financing	Section 5.14(a)
AML Laws	Exhibit A
Anti-Corruption Laws	Exhibit A
Antitrust Law	Exhibit A
Applicable Period	Section 5.1(a)
Available Cash	Exhibit A
Bonus Plans	Section 5.7(c)
Book-Entry Shares	Section 2.3(c)
Business Day	Exhibit A
Cancelled Shares	Section 2.1(a)(i)
Capitalization Date	Section 3.2(a)
Cash Replacement Award	Section 2.2(a)(ii)
Certificate of Merger	Section 1.3
Certificates	Section 2.3(b)
Closing	Section 1.2
Closing Date	Section 1.2
Code	Section 2.4
Commitment Letters	Section 4.7
Company	Preamble
Company Benefit Plan	Exhibit A
Company Board	Recitals
Company Board Recommendation	Section 3.3(b)
Company Bylaws	Section 1.5(b)
Company Charter	Section 3.1(c)
Company Committee	Exhibit A
Company Credit Agreement	Exhibit A
Company Debt Payoff	Section 5.15
Company Disclosure Letter	Article III
Company Employee	Section 5.7(a)
Company ESPP	Section 2.2(d)
Company Group	Exhibit A
Company Party	Section 5.13(b)
Company PSU	Section 2.2(b)

A-iv

Definition	Location
Company Registered IP	Section 3.18(a)
Company Related Parties	Section 7.3(c)(iv)
Company Required Information	Exhibit A
Company RSU	Section 2.2(b)
Company SEC Documents	Section 3.5(a)
Company Software	Section 3.18(g)
Company Stock Option	Section 2.2(a)
Company Stock Plans	Section 2.2(a)
Company Stockholder Meeting	Section 5.17(c)
Company Termination Fee	Section 7.3(b)
Compensatory Award Fund	Section 2.3(a)
Confidentiality Agreement	Section 5.4(b)
Contingent Worker Census	Section 5.7(e)(ii)
Contingent Workers	Section 5.7(e)(ii)
Contract	Exhibit A
control	Exhibit A
Converted PSU	Section 2.2(c)
Debt Commitment Letter	Exhibit A
Debt Commitment Papers	Exhibit A
Debt Fee Letter	Exhibit A
Debt Financing	Exhibit A
Debt Financing Documents	Exhibit A
Delaware Secretary of State	Section 1.3
DGCL	Recitals
Dissenting Share	Section 2.5
DPA	Section 3.27
DTC	Section 2.3(f)
DTC Payment	Section 2.3(f)
Earned Company PSU	Section 2.2(b)
Effective Time	Section 1.3
Electronic Delivery	Section 8.14
Employee Census	Section 5.7(e)(i)
Enforceability Exceptions	Section 3.3(a)
Environmental Laws	Exhibit A
Environmental Permits	Exhibit A
Equity Award Schedule	Section 5.7(e)(ii)
Equity Commitment Letters	Section 4.7
Equity Financing	Section 4.7
Equity Investor	Section 4.7
ERISA	Exhibit A
Exchange Act	Section 3.5(a)
Excluded Information	Exhibit A
Financing	Section 4.7

A-v

Definition	Location
Financing Conditions	Exhibit A
Financing Related Persons	Exhibit A
Financing Sources	Exhibit A
Foreign Investment Law	Exhibit A
GAAP	Section 3.5(b)
Government Official	Exhibit A
Governmental Entity	Section 3.4(b)
Guarantor	Recitals
Hazardous Materials	Exhibit A
HSR Act	Exhibit A
Indebtedness	Exhibit A
Initial Termination Date	Section 7.1(b)(i)
Intellectual Property	Exhibit A
Intervening Event	Exhibit A
IRS	Section 3.11(a)
IT Systems	Exhibit A
knowledge	Exhibit A
Law	Section 3.4(a)
Leased Real Property	Section 3.17(a)
Lender Protective Provisions	Exhibit A
Liens	Exhibit A
Limited Guarantee	Recitals
Marketing Period	Exhibit A
Material Adverse Effect	Exhibit A
Material Contracts	Section 3.15(a)
Material Customer	Section 3.23(a)
Material Platform	Section 3.23(c)
Material Vendor	Section 3.23(c)
Merger	Section 1.1
Merger Consideration	Section 2.1(a)(i)
Merger Sub	Preamble
Offering Documents	Exhibit A
Open Source Software	Exhibit A
Owned Intellectual Property	Exhibit A
Parent	Preamble
Parent Disclosure Letter	Article IV
Parent Material Adverse Effect	Exhibit A
Parent Parties	Section 7.3(c)(iv)
Parent Plan	Section 5.7(b)
Parent Termination Fee	Section 7.3(c)
Paying Agent	Section 2.3(a)
Payment Fund	Section 2.3(a)
Payoff Letter	Exhibit A

A-vi

Definition	Location
Permits	Section 3.10
Permitted Liens	Exhibit A
Person	Exhibit A
Personal Information	Exhibit A
Preferred Stock	Section 3.2(a)
Privacy Law	Section 3.19(a)
Process	Exhibit A
Prohibited Modifications	Exhibit A
Proxy Date	Section 5.17(c)
Proxy Statement	Section 5.17(a)
Real Property Lease	Section 3.17(a)
Recovery Costs	Section 7.3(b)(iii)
Remedial Restriction	Section 5.6(g)
Representatives	Exhibit A
Required Amount	Section 4.7
Required Company Stockholder Approval	Section 3.25
Sanctioned Country	Exhibit A
Sanctioned Person	Exhibit A
Sanctions	Exhibit A
Sarbanes-Oxley Act	Section 3.5(a)
Securities Act	Section 3.5(a)
Shares	Section 2.1(a)(i)
Special Committee	Recitals
Subsidiary	Exhibit A
Superior Proposal	Exhibit A
Support Agreement	Recitals
Supporting Stockholder	Exhibit A
Surviving Corporation	Section 1.1
Takeover Laws	Section 3.21
Tax Returns	Exhibit A
Taxes	Exhibit A
Termination Date	Section 7.1(b)(i)
Trade Controls Laws	Exhibit A
Transactions	Exhibit A
U.S.	Exhibit A
United States	Exhibit A
Willful Breach	Exhibit A
Withholding Agent	Section 2.4

A-vii

AGREEMENT AND PLAN OF MERGER
AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of August 6, 2026, by and among Neptune BidCo US Inc., a Delaware corporation (“Parent”), Wallace Merger Sub Inc., a Delaware corporation and a direct, wholly owned Subsidiary of Parent (“Merger Sub”), and DoubleVerify Holdings, Inc., a Delaware corporation (the “Company”). Each of the Company, Parent and Merger Sub is sometimes referred to herein as a “Party” and collectively the “Parties.”
RECITALS
WHEREAS, the Parties intend that, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”), Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall thereupon cease and the Company shall continue as surviving corporation of such merger and a wholly owned Subsidiary of Parent;
WHEREAS, the board of directors of each of Parent and Merger Sub has unanimously authorized and approved the execution and delivery of this Agreement and the performance of their respective covenants and obligations herein and declared this Agreement and the Transactions to be advisable, fair to, and in the best interests of each of Parent and Merger Sub, respectively, and their respective stockholders, on the terms and subject to the conditions set forth in this Agreement;
WHEREAS, the board of directors of the Company (the “Company Board”) has established a special committee of the Company Board (the “Special Committee”) to, among other things, review and evaluate strategic alternatives for the Company, including a transaction of the type contemplated by this Agreement;
WHEREAS, the Company Board, acting on the unanimous recommendation of the Special Committee, has (a) determined that this Agreement, the Merger and the other Transactions are advisable, fair to, and in the best interests of the Company and the Company’s stockholders, (b) authorized and approved the execution and delivery of this Agreement and the performance by the Company of its covenants and obligations contained herein and the consummation by the Company of the Transactions, including the Merger, and (c) resolved to recommend that the Company’s stockholders approve the adoption of this Agreement and the Transactions, including the Merger, in each case, on the terms and subject to the conditions of this Agreement;
WHEREAS, as an inducement to the Company’s willingness to enter into this Agreement, concurrently with the execution and delivery of this Agreement, Elliott Associates, L.P. and Elliott International, L.P. (each, a “Guarantor”, and collectively the “Guarantors”) have delivered to the Company a limited guarantee (the “Limited Guarantee”) in favor of the Company, duly executed by the Guarantors, pursuant to which the Guarantors have agreed to guarantee certain of the obligations of Parent and Merger Sub hereunder;
WHEREAS, as an inducement to the willingness of Parent and Merger Sub to enter into this Agreement, concurrently with the execution and delivery of this Agreement, the Supporting Stockholders have entered into a voting and support agreement with Parent, substantially in the form attached hereto as Exhibit C (the “Support Agreement”), pursuant to which, among other things, the Supporting Stockholders have agreed, subject to the terms and conditions set forth therein, to vote in favor of the adoption of this Agreement and the Transactions, including the Merger; and
WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe certain conditions to the Merger as specified herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing premises, and of the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, each of Parent, Merger Sub and the Company hereby agrees as follows:
ARTICLE I
THE MERGER
Section 1.1   The Merger.   Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company

(the “Merger”). Upon consummation of the Merger, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Parent.
Section 1.2   Closing.   The closing of the Merger (the “Closing”), shall take place remotely, via electronic exchange of required Closing documentation as soon as practicable, but in any event no later than the date which is three Business Days after the date on which all conditions set forth in Article VI shall have been satisfied or, to the extent permitted by applicable Law, waived by the party entitled to grant such waiver (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction of such conditions at such time) unless another date, time or place is agreed to in writing by Parent and the Company; provided, however, that, if the Marketing Period has not ended as of such date, then the Closing shall not occur until the earlier to occur of (a) a Business Day, if any, during the Marketing Period specified by Parent on no less than three (3) Business Days’ notice to the Company and (b) three (3) Business Days following the final day of the Marketing Period, as the Marketing Period may be extended in accordance with the terms hereof (subject, in the case of each of clauses (a) and (b) above, to the satisfaction or, to the extent permitted by applicable Law, waiver (by the party entitled to grant such waiver) of the conditions set forth in Article VI on such earlier date). The date on which the Closing actually occurs is referred to in this Agreement as the “Closing Date”.
Section 1.3   Effective Time.   Upon the terms and subject to the conditions set forth in this Agreement, as soon as practicable on the Closing Date, the Parties shall cause the Merger to be consummated by filing a certificate of merger with respect to the Merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”), prepared and executed in accordance with the relevant provisions of the DGCL, and the Parties shall take all such further actions as may be required by applicable Law to make the Merger effective. The Merger shall become effective at such time as the Certificate of Merger is filed with the Delaware Secretary of State or at such other date or time as Parent and the Company shall agree in writing and shall specify in the Certificate of Merger (the time the Merger becomes effective being the “Effective Time”).
Section 1.4   Effects of the Merger.   From and after the Effective Time, the Merger shall have the effects set forth in this Agreement, the Certificate of Merger, and the relevant provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.
Section 1.5   Certificate of Incorporation; Bylaws.
(a)   At the Effective Time, the certificate of incorporation of the Company as in effect immediately prior to the Effective Time, by virtue of the Merger and without any further action on the part of any Person, shall be amended and restated so that it reads in its entirety as set forth in Exhibit B, and, as so amended, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with its terms and as provided by the DGCL.
(b)   At the Effective Time, by virtue of the Merger and without any further action on the part of any Person, the bylaws of the Company (the “Company Bylaws”) as in effect immediately prior to the Effective Time shall be amended and restated to read in their entirety as the bylaws of Merger Sub in effect immediately prior to the Effective Time (with such changes as the Company and Parent shall mutually agree in writing), except that all references therein to Merger Sub shall be automatically amended and shall become references to the Surviving Corporation, and, as so amended, shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with their terms, the certificate of incorporation of the Surviving Corporation and as provided by the DGCL.
Section 1.6   Directors.   As of the Effective Time, the directors of Merger Sub as of immediately prior to the Effective Time shall be the directors of the Surviving Corporation, each such director to serve until such person’s respective successor is duly elected and qualified or until the earlier of such person’s death, resignation or removal.

Section 1.7   Officers.   The officers of Merger Sub as of immediately prior to the Effective Time shall be the officers of the Surviving Corporation, each such officer to serve until such person’s respective successor is duly appointed and qualified or until the earlier of such person’s death, resignation or removal.
ARTICLE II
EFFECT ON THE CAPITAL STOCK OF THE CONSTITUENT CORPORATIONS;
EXCHANGE OF CERTIFICATES
Section 2.1   Conversion of Capital Stock.
(a)   At the Effective Time, by virtue of the Merger and without any action on the part of the Parties, the holders of any of the securities of the Parties, or any other Person, the following shall occur:
(i)   Each share of common stock, par value $0.001 per share, of the Company (such shares, collectively, the “Shares”) issued and outstanding as of immediately prior to the Effective Time (other than as provided in clause (ii) of this Section 2.1(a) and in respect of any Dissenting Shares, which shall have only those rights set forth in Section 2.5) shall be converted automatically into and shall thereafter represent the right to receive $13.60 in cash, without interest, and subject to deduction for any required withholding Tax in accordance with Section 2.4 (the “Merger Consideration”). From and after the Effective Time, subject to Section 2.5, all Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and shall thereafter only represent the right to receive the Merger Consideration to be issued or paid in accordance with Section 2.3, without interest.
(ii)   Each Share held by the Company or owned, directly or indirectly, by Parent, Merger Sub or any direct or indirect wholly owned Subsidiary of Parent, Merger Sub, or the Company as of immediately prior to the Effective Time (including those held in the Company’s treasury) (collectively, the “Cancelled Shares”) shall automatically be canceled and shall cease to exist, and no consideration shall be delivered in exchange therefor.
(iii)   Each share of common stock of Merger Sub, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time shall automatically be converted into and become one validly issued, fully paid and non-assessable share of common stock, par value $0.0001 per share, of the Surviving Corporation.
(b)   If at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding Shares, or securities convertible into or exchangeable into or exercisable for Shares, shall occur as a result of any reclassification, recapitalization, stock split (including a reverse stock split), division or subdivision or consolidation, combination, exchange or readjustment of shares, or any stock dividend, stock distribution or similar transaction with a record date during such period, or any merger or other similar transaction, the Merger Consideration shall be equitably adjusted, without duplication, to provide the holders of Shares the same economic effect as contemplated by this Agreement prior to such event. Nothing in this Section 2.1(b) shall be construed to permit any action that is otherwise prohibited or restricted by any other provision of this Agreement.
Section 2.2   Treatment of Options and Other Equity-Based Awards.
(a)   At the Effective Time, each option (each, a “Company Stock Option”) to purchase Shares granted pursuant to the Pixel Group Holdings Inc. 2017 Omnibus Equity Incentive Plan or the DoubleVerify Holdings, Inc. 2021 Omnibus Equity Incentive Plan (the “Company Stock Plans”), that is outstanding immediately prior to the Effective Time will be canceled, and in exchange therefor:
(i)   to the extent such Company Stock Option (x) is vested as of immediately prior to the Effective Time or (y) vests in accordance with its terms at the Effective Time as a result of the consummation of the Merger, the Surviving Corporation will pay to the former holder thereof as soon as practicable following the Effective Time an amount in cash (without interest, and subject to deduction for any required Tax withholding in accordance with Section 2.4) equal to the product of (x) the excess of the Merger Consideration over the exercise price per Share under such Company Stock Option and (y) the number of Shares subject to the vested portion of such Company Stock Option; and

(ii)   to the extent such Company Stock Option (x) is unvested as of immediately prior to the Effective Time and (y) does not vest in accordance with its terms at the Effective Time as a result of the consummation of the Merger, the former holder thereof will instead be entitled to receive a cash award (a “Cash Replacement Award”) in an amount equal to the product of (x) the excess of the Merger Consideration over the exercise price per Share under such Company Stock Option and (y) the number of Shares subject to the unvested portion of such Company Stock Option, which Cash Replacement Award will, except as otherwise provided in Section 2.2(f), remain subject to the same time-based vesting schedule and other related terms and conditions, including with respect to vesting and forfeiture on termination of employment, as applied to the corresponding Company Stock Option immediately prior to the Effective Time, and will be paid, less applicable Tax withholding in accordance with Section 2.4 and without interest, within 30 days following the applicable vesting date;
provided, that if the exercise price per Share of any such Company Stock Option is equal to or greater than the Merger Consideration, such Company Stock Option will be canceled without any cash payment or Cash Replacement Award being made or granted in respect thereof.
(b)   At the Effective Time, each restricted stock unit granted pursuant to a Company Stock Plan that vests based solely on continued service (each, a “Company RSU”), and each performance share unit granted pursuant to a Company Stock Plan (each, a “Company PSU”) as to which the applicable performance-based vesting conditions have been satisfied and that remain subject solely to service-based vesting conditions (each, an “Earned Company PSU”), in each case, that is outstanding immediately prior to the Effective Time will be canceled, and in exchange therefor, (i) to the extent such Company RSU or Earned Company PSU (x) is vested as of immediately prior to the Effective Time (and is not subject to a deferral election pursuant to Section 409A of the Code) or (y) vests in accordance with its terms at the Effective Time as a result of the consummation of the Merger (and is not subject to a deferral election pursuant to Section 409A of the Code), Parent will cause the Surviving Corporation or its applicable Subsidiary to pay to the former holder thereof as soon as practicable following the Effective Time an amount in cash (without interest, and subject to deduction for any required Tax withholding in accordance with Section 2.4) equal to the product of (x) the Merger Consideration and (y) the number of Shares subject to such Company RSU or Earned Company PSU (with the performance conditions applicable to such Company PSU deemed achieved based on actual performance of the performance conditions applicable to such Company PSU as of immediately before the Effective Time), as applicable, and (ii) to the extent such Company RSU or Earned Company PSU (x) is unvested as of immediately prior to the Effective Time (or is vested but is subject to a deferral election pursuant to Section 409A of the Code) and (y) does not vest in accordance with its terms at the Effective Time as a result of the consummation of the Merger (or does vest but is subject to a deferral election pursuant to Section 409A of the Code), the former holder thereof will instead be entitled to receive a Cash Replacement Award in an amount equal to the product of (x) the Merger Consideration and (y) the number of Shares subject to such unvested Company RSU or unvested Earned Company PSU, as applicable, which Cash Replacement Award will, except as otherwise provided in Section 2.2(f), remain subject to the same time-based vesting schedule and other terms and conditions, including with respect to vesting and forfeiture on termination of employment, as applied to the corresponding Company RSU or Earned Company PSU immediately prior to the Effective Time, and will be paid, less applicable Tax withholding in accordance with Section 2.4 and without interest, within 30 days following the applicable original vesting date.
(c)   At the Effective Time, each Company PSU (other than any Earned Company PSU) that is outstanding immediately prior to the Effective Time will automatically be converted into and substituted with a restricted stock unit award (each, a “Converted PSU”) with respect to a number of Shares as determined by the Compensation Committee of the Company Board in accordance with the terms of the applicable award agreement governing such Company PSU (with such determination subject to Parent’s review and reasonable comment). Each Converted PSU will be canceled and converted into the right to receive a Cash Replacement Award equal to the product of (x) the Merger Consideration and (y) the number of Shares subject to such Converted PSU, which Cash Replacement Award will, except as otherwise provided in Section 2.2(f), remain subject to the same time-based vesting schedule and other terms and conditions, including with respect to vesting and forfeiture on termination of employment, as applied to the corresponding Converted PSU immediately prior to the Effective Time, and will be paid, less applicable Tax withholdings in accordance with Section 2.4 and without interest, within 30 days following the applicable original vesting date.
(d)   As promptly as practicable following the date hereof, the Company Board or an appropriate Company Committee will take all actions necessary to provide that (i) no new offering period will commence under the DoubleVerify Holdings, Inc. Employee Stock Purchase Plan (the “Company ESPP”) on or after the date hereof, (ii) no individual who is not participating in the Company ESPP as of the date hereof may commence participation therein, (iii) no participant may increase such participant’s rate of payroll contributions under the Company ESPP from the rate in effect as of the date of this Agreement, (iv) the Company ESPP will terminate no later than immediately prior to the Effective Time, and (v) any outstanding offering period under the Company ESPP will be shortened so that a purchase date will occur under the Company ESPP on or prior to the date that is five Business Days prior to the anticipated Closing Date (or such other date as may be mutually agreed by the Company and Parent), and each participant’s accumulated payroll contributions under the Company ESPP will be used to purchase Shares in accordance with the terms of the Company ESPP on such purchase date, with any remaining amounts refunded to participants as soon as practicable. Any Shares purchased under the Company ESPP in accordance with this Section 2.2(d) will be treated as outstanding for the purpose of Section 2.1.
(e)   Prior to the Effective Time, the Company, through the Company Board or an appropriate Company Committee, will adopt such resolutions and cause such other actions to be taken as it may deem necessary in its reasonable discretion to (i) effectuate the actions contemplated by this Section 2.2, (ii) ensure that after the Effective Time no holder of any Company Stock Option, Company RSU, Company PSU, Converted PSU, or any Cash Replacement Award and no participant in the Company ESPP, will have any right thereunder to acquire any securities of the Company, the Surviving Corporation or Parent, or to receive any payment or benefit with respect thereto, except as provided in this Section 2.2, and (iii) ensure that, on and after the Effective Time, no new Company Stock Option, Company RSU, or Company PSU or other rights with respect to Shares may be granted or outstanding under any Company Stock Plan or otherwise, other than the Cash Replacement Awards contemplated by this Section 2.2.
(f)   Notwithstanding anything to the contrary in this Section 2.2, each Cash Replacement Award will be payable solely in cash and will not, by virtue of the award, entitle the holder thereof to acquire any Shares or other securities of, or any equity interest in, the Company, the Surviving Corporation, Parent or any of their respective Affiliates, or to any dividends or dividend equivalents. Parent will, or will cause the Surviving Corporation or its applicable Subsidiary to assume and honor each Cash Replacement Award in accordance with the terms and this Section 2.2. Notwithstanding the payment timing set forth in this Section 2.2, to the extent that any Company Stock Option, Company RSU, Company PSU, Earned Company PSU or Converted PSU (or the Cash Replacement Award issued in respect thereof) constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, the corresponding Cash Replacement Award will instead be paid on the settlement or payment date(s), and in the form, that applied to such award immediately prior to the Effective Time, in each case to the extent necessary to avoid the imposition of any Tax or penalty under Section 409A of the Code. The Cash Replacement Awards and the other actions contemplated by this Section 2.2 are intended to be exempt from, or to comply with Section 409A of the Code, and this Section 2.2 will be construed and administered accordingly. Further, each Cash Replacement Award will provide that, upon (i) an involuntary termination of the holder thereof without “Cause” (as such term is defined in the award agreement governing the applicable Company Stock Option, Company RSU, or Company PSU) within the 12-month period immediately following the Closing, (ii) if the award agreement governing the applicable Company Stock Option, Company RSU, or Company PSU or any other employment-related agreement by and between the holder and the Company made available to Parent prior to the date hereof provides for a “Good Reason” definition, a voluntary resignation of the holder thereof with “Good Reason” (as such term is defined in the award agreement governing the applicable Company Stock Option, Company RSU, or Company PSU or any other employment-related agreement by and between the holder and the Company made available to Parent prior to the date hereof) within the 12-month period immediately following the Closing, or (iii) the death of the holder thereof, in each case prior to the final vesting date of such Cash Replacement Award, the then-unvested portion of such Cash Replacement Award will immediately vest and be paid in full.

Section 2.3   Exchange and Payment.
(a)   Prior to the Effective Time, Parent shall enter into an agreement (in form and substance reasonably acceptable to the Company) (the “Paying Agent Agreement”) with the Company’s transfer agent, or any other reputable bank or trust company reasonably acceptable to the Company and Parent, to act as agent for the holders of Shares, other than the Cancelled Shares and any Dissenting Shares, to receive the Merger Consideration to which such holders shall become entitled pursuant to this Article II, and to act as agent for the stockholders of the Company in connection with the Merger (the “Paying Agent”). At or prior to or substantially concurrently with the Effective Time, Parent shall deposit (or cause to be deposited): (i) with the Paying Agent an aggregate amount of cash that, when taken together with cash available on the Company’s balance sheet that is deposited with the Paying Agent at the Effective Time, is sufficient to pay the aggregate Merger Consideration in accordance with Section 2.1(a) (such cash being hereinafter referred to as the “Payment Fund”), and (ii) with the Company, cash in an amount that, when taken together with cash available on the Company’s balance sheet, is sufficient for the Company to pay the aggregate amount payable at the Closing pursuant to Section 2.2 (solely with respect to Company Stock Options, Company RSUs and Company PSUs that are vested as of immediately prior to the Effective Time) in accordance with this Agreement (such cash being hereinafter referred to as the “Compensatory Award Fund”). The Payment Fund and the Compensatory Award Fund shall not be used for any purpose other than to fund payments due pursuant to Section 2.1(a) and Section 2.2, respectively. In accordance with the terms and conditions of the Paying Agent Agreement, Parent shall cause the Paying Agent to, pursuant to irrevocable instructions delivered by Parent to the Paying Agent, deliver the Merger Consideration contemplated to be issued pursuant to Section 2.1(a) out of the Payment Fund. The Surviving Corporation shall, and Parent shall cause the Surviving Corporation or the applicable Subsidiary of the Surviving Corporation to, pay the amounts due at the Closing pursuant to Section 2.2 (solely with respect to Company Stock Options, Company RSUs and Company PSUs that are vested as of immediately prior to the Effective Time) contemplated to be paid out of the Compensatory Award Fund. The Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, pay all charges and expenses, including those of the Paying Agent, incurred by it in connection with the exchange of Shares for the Merger Consideration and other amounts contemplated by this Article II.
(b)   As promptly as reasonably practicable following the Effective Time (and in any event not later than the third Business Day following the Effective Time), Parent shall cause the Paying Agent to mail to each holder of record of an outstanding certificate or outstanding certificates (“Certificates”) that immediately prior to the Effective Time represented outstanding Shares that were converted into the right to receive the Merger Consideration with respect thereto pursuant to Section 2.1(a), (i) a form of letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates held by such Person shall pass, only upon proper delivery of the Certificates (or upon compliance with the replacement requirements established by the Paying Agent in lieu thereof in accordance with Section 2.3(i)), and shall otherwise be in customary form and have such other provisions as Parent, the Company, and the Paying Agent may reasonably agree, and (ii) instructions for use in effecting the surrender of such Certificates (or complying with the replacement requirements established by the Paying Agent in lieu thereof in accordance with Section 2.3(i)) in exchange for the Merger Consideration payable with respect thereto pursuant to Section 2.1(a). Upon surrender of a Certificate to the Paying Agent (or upon compliance with the replacement requirements established by the Paying Agent in lieu thereof in accordance with Section 2.3(j) and the Paying Agent Agreement), together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions and the Paying Agent Agreement, the holder of such Certificate shall be entitled to receive, and Parent shall cause the Paying Agent to pay and deliver to such holder, in accordance with the terms of this Agreement and the letter of transmittal, in exchange therefor the Merger Consideration for each Share formerly represented by such Certificate, and the Certificate so surrendered shall forthwith be canceled.
(c)   As promptly as reasonably practicable following the Effective Time (and in any event not later than the third Business Day following the Effective Time), Parent shall cause the Paying Agent to issue and deliver to each holder of uncertificated Shares represented by book entry (“Book-Entry Shares”) a check or wire transfer for the amount of cash that such holder is entitled to receive pursuant to Section 2.1(a) in respect of such Book-Entry Shares, without such holder being required to deliver a

Certificate or an executed letter of transmittal to the Paying Agent, and such Book-Entry Shares shall then be canceled. No interest will be paid or accrued for the benefit of holders of Certificates or Book-Entry Shares on the Merger Consideration payable in respect of Certificates or Book-Entry Shares.
(d)    If payment of the Merger Consideration is to be made to a Person other than the Person in whose name the surrendered Certificate or Book-Entry Share is registered, it shall be a condition of payment that (i) (A) such Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer or (B) such Book-Entry Share shall be properly transferred (and accompanied by all documents reasonably required by the Paying Agent in accordance with the Paying Agent Agreement), as applicable, and (ii) the Person requesting such payment shall have (A) paid any transfer and other Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Certificate or Book-Entry Share surrendered or (B) established to the satisfaction of Parent that such Tax either has been paid or is not applicable.
(e)   Until surrendered or canceled as contemplated by this Section 2.3, each Certificate or Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration payable in respect of Shares theretofore represented by such Certificate or Book-Entry Shares, as applicable, pursuant to Section 2.1(a), without any interest thereon. No interest shall be paid or accrue on any cash payable upon surrender of any Certificate or Book-Entry Share.
(f)   With respect to Shares held, directly or indirectly, through the Depository Trust Company (“DTC”), prior to the Effective Time, Parent and the Company shall use commercially reasonable efforts to cooperate to establish procedures with the Paying Agent, DTC, DTC’s nominees and such other necessary third-party intermediaries to ensure that (i) if the Closing occurs at or prior to 11:30 a.m. (New York time) on the Closing Date, the Paying Agent shall transmit to DTC or its nominees as promptly as practicable after the Effective Time (and in any event on the Closing Date), an amount in cash in immediately available funds sufficient to pay the Merger Consideration with respect to all Shares held of record by DTC or such nominee as of immediately prior to the Effective Time (such amount, the “DTC Payment”), and (ii) if the Closing occurs after 11:30 a.m. (New York time) on the Closing Date, the Paying Agent shall transmit to DTC or its nominee as promptly as practicable after the Effective Time (and in any event on the first Business Day after the Closing Date) an amount in cash in immediately available funds equal to the DTC Payment.
(g)    All cash paid upon the surrender for exchange or cancellation of Certificates or Book-Entry Shares in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the Shares formerly represented by such Certificates or Book-Entry Shares. At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Paying Agent for transfer or transfer is sought for Book-Entry Shares, such Certificates or Book-Entry Shares shall be canceled and exchanged as provided in this Article II, subject to applicable Law in the case of Dissenting Shares.
(h)   The Surviving Corporation may cause the Paying Agent to invest any cash included in the Payment Fund as directed by Parent; provided, that (i) any investment of such cash shall in all events be in short-term obligations of the United States of America with maturities of no more than 30 days or guaranteed by the United States of America and backed by the full faith and credit of the United States of America, and (ii) such investments shall only be invested in the manner provided in, or otherwise in accordance with, the Paying Agent Agreement. If for any reason (including investment losses or Shares ceasing to qualify as Dissenting Shares) the cash in the Payment Fund is insufficient to fully satisfy all of the payment obligations to be made in cash by the Paying Agent hereunder, Parent shall promptly deposit cash into the Payment Fund in an amount which is equal to the deficiency in the amount of cash required to fully satisfy such cash payment obligations. Any interest and other income resulting from such investments shall be payable to Parent or its designee (as directed by Parent).
(i)   At any time following the date that is 12 months after the Effective Time, Parent shall be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) which have been made available to the Paying Agent and which have not been disbursed to holders of

Certificates or Book-Entry Shares, and thereafter such holders (except to the extent representing Cancelled Shares or Dissenting Shares) shall be entitled to look to the Surviving Corporation (subject to abandoned property, escheat or other similar Laws) only as general creditors thereof with respect to the Merger Consideration payable upon due surrender of their Certificate or Book-Entry Shares. The Surviving Corporation shall pay all fees, costs, charges and expenses of the Paying Agent in connection with the exchange of Shares for the Merger Consideration. Notwithstanding the foregoing, none of Parent, the Company or the Surviving Corporation shall be liable to any Person, including any holder of Shares or Company Stock Options, Company PSUs or Company RSUs, in respect of any Merger Consideration that is delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. Any amounts remaining unclaimed by holders of any Shares as of a date which is immediately prior to the time at which such amounts would otherwise be escheat to, or become property of, any Governmental Entity, will, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of any claims or interest of any such holders of Shares (and their successors, assigns or personal representatives) previously entitled thereto.
(j)   If any Certificate shall have been lost, stolen or destroyed, then upon (i) the making of a customary affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and (ii) if required by the Paying Agent in accordance with the Paying Agent’s customary replacement requirements and the Paying Agent Agreement, the posting by such Person of a bond in customary amount as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Surviving Corporation shall cause the Paying Agent to deliver, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration payable in respect thereof pursuant to this Agreement.
(k)   All Merger Consideration and Cash Replacement Awards issued or paid upon conversion of the Shares, the Company Stock Options, the Company PSUs or the Company RSUs, as applicable, in accordance with the terms of this Agreement, shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such Shares, Company Stock Options, Company PSUs, or Company RSUs, as the case may be.
Section 2.4   Withholding Rights.   Each of Parent, the Company, the Surviving Corporation, the Paying Agent, and any other applicable withholding agent (each, a “Withholding Agent”) shall be entitled to deduct and withhold from the consideration otherwise payable to any holder of Shares or otherwise pursuant to this Agreement such amounts as the applicable Withholding Agent is required to deduct and withhold with respect to the making of such payment under the United States Internal Revenue Code of 1986, as amended (the “Code”) or any provision of state, local or foreign Tax Law. Except with respect to (a) any payments made in the nature of compensation to employees or former employees pursuant to the following sentence (b) withholding in the nature of backup withholding, or (c) withholding attributable to a failure by the Company to deliver the certificate or notice required by Section 5.19(b), prior to an applicable Withholding Agent making any deduction or withholding determined to be required under applicable Tax Law, Parent or an applicable Withholding Agent will provide prompt notice of such withholding to the applicable holder, and the parties hereto shall reasonably cooperate in good faith to eliminate or reduce any such deduction or withholding (including through the request and provision of any statements, forms or other documents to reduce or eliminate any such deduction or withholding). Any payments made to holders in respect of Company Stock Options, Company RSUs, or Company PSUs will be made through the payroll system of the Company, its applicable Subsidiary, or the Surviving Corporation. To the extent that any such amounts withheld pursuant to this Section 2.4 are timely and properly paid over to the appropriate Governmental Entity by the applicable Withholding Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such withholding was made.
Section 2.5   Dissenting Shares.   Notwithstanding anything to the contrary in this Agreement, Shares issued and outstanding immediately prior to the Effective Time that are held by any holder or beneficially owned by a “beneficial owner” (as defined in Section 262(a) of the DGCL) who has not voted in favor of the adoption of this Agreement or consented thereto in writing, who properly demands appraisal of such Shares pursuant to, and who otherwise complies in all respects with, Section 262 of the DGCL (each such Share, a “Dissenting Share”) shall not be converted into the right to receive the Merger Consideration, but instead shall be entitled to only such rights as are granted by Section 262 of the DGCL. Such holders or beneficial owners of Dissenting Shares will be entitled to receive payment of the appraised value of such Dissenting Shares in accordance with the provisions of Section 262 of the DGCL unless and until (i) such Person fails to perfect or otherwise fails to comply with the provisions of Section 262 of the DGCL, (ii) such Person effectively withdraws, waives or loses such Person’s right to appraisal under the DGCL with respect to such Dissenting Shares, or (iii) a court of competent jurisdiction determines that such holder is not entitled to the relief provided by Section 262 of the DGCL. Upon the occurrence of an event set forth in clause (i), (ii) or (iii) above with respect to a Person, each such Dissenting Share of such Person shall be deemed, to the fullest extent permitted by applicable Law, to have been converted into, and have become exchangeable for, as of the Effective Time, and shall thereafter represent only the right to receive, the Merger Consideration in accordance with Section 2.1(a), without interest, and shall not thereafter be deemed to be Dissenting Shares. Prior to the Effective Time, (A) the Company shall give prompt written notice to Parent of any demands received by the Company for appraisal of any Dissenting Shares, and (B) give Parent the opportunity to direct and control (provided that (1) the Company shall have the right to participate in, and (2) prior to the Effective Time, Parent shall reasonably consult in good faith with the Company with respect to) all negotiations and proceedings with respect to such demands. Prior to the Effective Time, (A) the Company shall not, without the prior consent of Parent, make any payment with respect to, or compromise or settle or offer to settle, any such demands, or approve any withdrawal of any such demands for appraisal, and (B) Parent shall not, except with the prior written consent of the Company, require the Company (except to the extent conditioned on the occurrence of the Effective Time) to make any payment with respect to any such demands.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except (a) as disclosed in any forms, reports, statements, schedules, certifications and other documents filed or furnished by the Company or any of its Subsidiaries with the SEC on or after January 1, 2024 (but excluding any disclosures contained under the heading “Risk Factors” or “forward-looking statements”, in each case, other than any specific factual information contained therein) at least one Business Day prior to the date hereof (without giving effect to any amendment to any such document filed after the date that is one Business Day prior to the date hereof) (provided, that nothing disclosed in the Company SEC Documents prior to the date hereof shall be deemed to modify or qualify any representation or warranty set forth in Section 3.1 (Organization, Standing and Power), Section 3.2 (Capital Stock), Section 3.3 (Authority), Section 3.4 (No Conflict; Consents and Approvals) or Section 3.26 (Brokers)), or (b) as set forth in the disclosure letter delivered by the Company to Parent prior to the execution of this Agreement (the “Company Disclosure Letter”) (it being agreed that disclosure of any information in a particular section or subsection of the Company Disclosure Letter shall be deemed disclosure with respect to any other section or subsection of this Agreement to which the relevance of such information is reasonably apparent on its face), the Company represents and warrants to Parent and Merger Sub as follows:
Section 3.1   Organization, Standing and Power.
(a)   The Company (i) is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and (ii) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except, with respect to clause (ii), as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. The Company is duly qualified or licensed to do business and is in good standing (with respect to jurisdictions that recognize such concept) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b)   Each of the Subsidiaries of the Company (i) is an entity duly organized or registered (as applicable), and validly existing and in good standing (with respect to jurisdictions that recognize such concept), under the Laws of the jurisdiction of its organization and (ii) has all requisite corporate or similar power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except, with respect to clause (ii), as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. Each of the Subsidiaries of the Company is duly qualified or licensed to do business and is in good standing (with respect to jurisdictions that recognize such concept) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(c)   The Company has previously furnished or otherwise made available to Parent a true and complete copy of the Company’s certificate of incorporation (the “Company Charter”) and the Company Bylaws, in each case as in effect on the date of this Agreement, and each as so delivered is in full force and effect. The Company is not in violation of any provision of the Company Charter or Company Bylaws in any material respect. Section 3.1(c) of the Company Disclosure Letter sets forth a true and complete list of all Subsidiaries of the Company, together with the jurisdiction of incorporation or organization, as applicable, of each Subsidiary. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, all of the certificates or articles of incorporation or bylaws, or other organizational or governance documents of each Subsidiary are in full force and effect, and no Subsidiary is in violation of any of its provisions.
Section 3.2   Capital Stock.
(a)   The authorized capital stock of the Company consists of (a) 1,000,000,000 Shares, and (b) 100,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”). As of the close of business on August 4, 2026 (the “Capitalization Date”), (i) 154,987,592 Shares were issued and outstanding, all of which were validly issued, fully paid and nonassessable and were issued free of preemptive rights, (ii) 22,132,956 Shares were held in the treasury of the Company, (iii) no shares of Preferred Stock were issued and outstanding, and (iv) an aggregate of 25,191,430 Shares were subject to or otherwise deliverable in connection with outstanding equity-based awards (assuming maximum performance for Company PSUs) or the exercise of outstanding Company Stock Options. Except as set forth above, and except for changes since the Capitalization Date resulting from the exercise of Company Stock Options or options outstanding under the Company ESPP, and settlement of outstanding Company RSUs and Company PSUs, in each case outstanding on the Capitalization Date, as of the date of this Agreement, (A) there are not outstanding or authorized any (1) shares of capital stock or other voting securities of the Company, (2) securities of the Company convertible into or exchangeable for, or the value of which is measured by reference to, shares of capital stock or voting securities of the Company, including shares of restricted stock, restricted stock units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights, or (3) options (other than pursuant to the Company ESPP), warrants, phantom stock, stock appreciation, profit participation equity, equity-based rights or interests or other rights to acquire from the Company, and no obligation of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company, (B) there are no other options, calls, warrants or other similar rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the Company to which the Company is a party, and (C) voting trusts, proxies or similar arrangements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company. The Company is not party to any Contract that obligates it to repurchase, redeem or otherwise acquire any shares of capital stock or other equity or voting interests in the Company. There are no accrued and unpaid dividends with respect to any outstanding shares of capital stock of the Company. The Company does not have a stockholder rights plan in effect. The Company is not a party to any Contract relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any shares of capital stock of the Company.
(b)   As of the Capitalization Date, the Company has reserved 67,839,433 Shares under the Company Stock Plans for issuance on exercise, vesting or other conversion to Shares of incentive awards granted under the Company Stock Plans, including (i) 3,105,498 Shares subject to vested Company Stock Options with a weighted average exercise price of $4.80, (ii) 4,837,825 Shares subject to vested Company Stock Options, that have an exercise price that exceeds the Merger Consideration, (iii) 266,096 Shares subject to unvested Company Stock Options, all of which have an exercise price that exceeds the Merger Consideration, (iv) 12,973,042 Shares subject to Company RSUs, (v) 357,193 Shares subject to Company

PSUs, for which performance has already been measured but which are still subject to time-vesting conditions, (vi) 3,651,776 Shares subject to Company PSUs, for which performance has not yet been measured (assuming achievement of applicable performance goals at “maximum” levels), and (vii) 42,648,003 Shares reserved for issuance but not subject to any outstanding award. All outstanding Shares have been, and all Shares that may be issued pursuant to the Company Stock Plans will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid, nonassessable and free of any preemptive rights.
(c)   Each of the outstanding shares of capital stock or other voting securities of each of the Company’s Subsidiaries is duly authorized, validly issued, and, in the case of the Company’s Subsidiaries that are corporations, fully paid and nonassessable, and all such shares or other voting securities are owned by the Company or another wholly owned Subsidiary of the Company and are owned free and clear of all Liens of any nature whatsoever (other than Liens imposed by generally applicable U.S. securities Laws or as expressly contemplated hereby). No Subsidiary of the Company has or is bound by any outstanding subscriptions, options, warrants, calls, commitments, rights agreements, arrangements or other agreements or commitments of any character calling for it to issue, deliver or sell, or cause to be issued, delivered or sold any of its equity interests or any securities convertible into, exchangeable for or representing the right to subscribe for, purchase or otherwise receive any such equity interests or obligating such Subsidiary to grant, extend or enter into any such subscriptions, options, warrants, calls, commitments, rights agreements, arrangements or other agreements or commitments of any character. There are no outstanding contractual obligations of any Subsidiary of the Company to repurchase, redeem or otherwise acquire any of its capital stock or other equity interests.
Section 3.3   Authority.
(a)   The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, subject to the receipt of the Required Company Stockholder Approval, to consummate the Transactions. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Transactions have been duly authorized by all necessary corporate or similar action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to approve the execution, delivery and performance of this Agreement by the Company or for the Company to consummate the Transactions, subject, in the case of the consummation of the Merger, to the receipt of the Required Company Stockholder Approval and the filing of the Certificate of Merger with the Delaware Secretary of State (and other recordings or filings required by the DGCL to be filed with the Delaware Secretary of State). This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws of general applicability relating to or affecting the enforcement of creditors’ rights generally, or by general principles governing the availability of equitable remedies, whether considered in suit, action or proceeding at law or in equity (collectively, the “Enforceability Exceptions”)).
(b)   The Company Board (acting on the unanimous recommendation of the Special Committee), has (i) determined that this Agreement, the Merger and the other Transactions are advisable, fair to and in the best interests of the Company and the Company’s stockholders, (ii) authorized and approved the execution and delivery of this Agreement and the performance by the Company of its covenants and obligations contained herein and the consummation by the Company of the Transactions, including the Merger, and (iii) subject to Section 5.3, resolved to recommend that the Company’s stockholders approve the adoption of this Agreement and the Transactions, including the Merger, in each case, on the terms and subject to the conditions of this Agreement (such recommendation, the “Company Board Recommendation”), which actions have not, as of the date hereof, been subsequently rescinded, withdrawn or modified.
Section 3.4    No Conflict; Consents and Approvals.
(a)   Assuming the accuracy of the representations and warranties set forth in Section 4.11, the execution, delivery and performance of this Agreement by the Company, and the consummation by the

Company of the Transactions, do not and will not (i) conflict with, violate or breach the Company Charter or Company Bylaws or the equivalent organizational documents of any of the Company’s Subsidiaries, (ii) assuming that all consents, approvals and authorizations contemplated by clauses (i) through (v) of subsection (b) below have been obtained and all filings described in such clauses have been made, and subject to obtaining the Required Company Stockholder Approval, conflict with, result in the breach of or violate any domestic (federal, state or local), supranational or foreign law, statute, rule, code, regulation, order, ordinance, treaty, act, judgment or decree or similar requirement, in each case, enacted, adopted, promulgated, enforced or applied by any Governmental Entity (collectively, “Law”) applicable to the Company or any of its Subsidiaries or by which any of their respective properties or assets are bound, or (iii) result in any breach or violation of, or constitute a default (or an event which with or without notice or lapse of time or both would become a default), or result in the loss of a benefit under, or give rise to any right of termination, cancellation, vesting, amendment or acceleration of, the creation of any Lien (other than a Permitted Lien), or other change of any right or obligation or the loss of any benefit under, or require any consent, waiver or approval of any Person pursuant to, any Contract to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties or assets are bound, except, in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or would not reasonably be expected to prevent, materially impair or materially delay the ability of the Company to consummate the Transactions (including the Merger) by the Termination Date (as the same may be extended hereunder).
(b)   The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the Transactions, do not and will not require any consent, approval, authorization or permit of, action by, filing with or notification to, any federal, state, provincial, county, municipal, local, supranational or foreign government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, arbitral body (public or private), quasi-governmental authority, court or tribunal, or any self-regulatory organization (including NYSE) (each, a “Governmental Entity”), except for (i) such filings as may be required under applicable requirements of the Exchange Act, and under state securities, takeover and “blue sky” Laws, (ii) any filings, submissions, notifications (or drafts thereof) required under the applicable requirements of any Antitrust Laws or Foreign Investment Laws, (iii) such filings as are necessary to comply with the applicable requirements of the NYSE, (iv) the filing with the Delaware Secretary of State of the Certificate of Merger as required by the DGCL (and other recordings or filings required by the DGCL to be filed with the Delaware Secretary of State), and (v) any such consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 3.5   SEC Reports; Financial Statements.
(a)    The Company has filed or otherwise furnished (as applicable) all forms, reports, statements, schedules, certifications and other documents (including all exhibits, amendments and supplements thereto) required to be filed or furnished by it with the SEC since January 1, 2024 (all such forms, reports, schedules, statements, certificates and other documents filed or furnished since January 1, 2024 and prior to the date hereof, collectively, the “Company SEC Documents”). As of their respective dates, or, if amended, as of the date of the last such amendment (and in the case of registration or proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), each of the Company SEC Documents complied in all material respects with the applicable requirements of the Securities Act of 1933 (the “Securities Act”), the Securities Exchange Act of 1934 (the “Exchange Act”), and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) as the case may be, and the applicable rules and regulations of the SEC promulgated thereunder. As of their respective filing dates (or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of such amendment or superseding filing (and in the case of registration or proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively)), none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the Company’s Subsidiaries is, or at any time since January 1, 2024 has been, required to file any forms, reports or other documents with the SEC. As of the date hereof, (i) there are no outstanding or unresolved comments in any comment letters received by the Company from the SEC, and (ii) to the knowledge of the Company, none of the Company SEC Documents is the subject of any ongoing review by the SEC. The Company made available to Parent any material correspondence between the SEC and the Company since January 1, 2024 not reflected in the Company SEC Documents.
(b)   The audited consolidated financial statements of the Company (including any related notes thereto) included in the Company SEC Documents have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries at the respective dates thereof and the results of their operations and cash flows for the periods indicated, and comply as to form in all material respects with the applicable accounting requirements under the Securities Act, the Exchange Act and the applicable rules and regulations of the SEC. The unaudited consolidated financial statements of the Company (including any related notes thereto) included in the Company SEC Documents, have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or may be permitted by the SEC), fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof and the results of their operations and cash flows for the periods indicated (subject to the absence of notes and to normal period-end adjustments, none of which are, individually or in the aggregate, material), comply as to form in all material respects with the applicable accounting requirements under the Securities Act, the Exchange Act and the applicable rules and regulations of the SEC. The Company and its Subsidiaries are not party to any off-balance sheet arrangements of any type pursuant to any off-balance sheet arrangement required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated under the Securities Act that have not been disclosed in the Company SEC Documents.
(c)   Since January 1, 2024, the Company has complied in all material respects with the applicable listing and corporate governance rules and regulations of the NYSE.
(d)   The Company has established and maintains disclosure controls and procedures as defined in and required by Rule 13a-15 under the Exchange Act which disclosure controls and procedures are designed to ensure that all material information concerning the Company and its Subsidiaries required to be disclosed by the Company in its filings with the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information is accumulated and communicated to the members of management of the Company responsible for the preparation of the Company’s filings with the SEC under the Exchange Act to allow timely decisions regarding required disclosure.
(e)   The Company has established and maintains a system of internal control over financial reporting (as defined in Rule 13a-15 under the Exchange Act), which system is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company are being made in accordance with authorization of officers and directors of the Company, and (ii) regarding prevention or timely detection of unauthorized acquisition, use or disposition of assets that could have a material effect on the Company’s financial statements. The Company has disclosed, based on the most recent evaluation of its Chief Executive Officer and its Chief Financial Officer prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board, in each case since January 1, 2024, (x) any significant deficiencies and material weaknesses in the design or operation of its internal controls over financial reporting that adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (y) to the knowledge of the Company, any fraud, whether or not material, which involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since January 1, 2024, none of the Company, any of its Subsidiaries or, to the knowledge of the Company, the Company’s independent auditor has received any written complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in improper accounting or auditing practices or a violation of securities Laws or a breach of fiduciary duty.
(f)   The Company’s management has completed an assessment of the effectiveness of the Company’s internal controls over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the years ended December 31, 2024 and December 31, 2025 and such assessments concluded that such internal controls were effective using the framework specified in the Company’s Annual Report on Form 10-K.
Section 3.6   No Undisclosed Liabilities.   Neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet (or the notes thereto) of the Company Group, other than (a) liabilities and obligations specifically disclosed or reserved against in the Company’s unaudited consolidated balance sheet as of March 31, 2026 (or the notes thereto) included in the Company SEC Documents, or included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (or the notes thereto), (b) liabilities and obligations incurred in the ordinary course of business since March 31, 2026 that are not material to the Company and its Subsidiaries, taken as a whole, (c) liabilities and obligations which have been discharged or paid in full prior to the date of this Agreement in the ordinary course of business, (d) liabilities and obligations incurred in connection with the Transactions and (e) liabilities and obligations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 3.7   Certain Information.   None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Proxy Statement (and any amendment thereof or supplement thereto) will, at the time it is filed with the SEC, at the date it is first mailed to the Company’s stockholders, and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided that, no representation or warranty is made by the Company with respect to (a) statements therein included or incorporated by reference in the Proxy Statement relating to the Guarantors, Parent, Merger Sub or their Affiliates, or based on information supplied by or on behalf of the Guarantors, Parent, Merger Sub or any of their respective Representatives for inclusion in the Proxy Statement or (b) any financial projections or forward looking statements. The Proxy Statement (and any amendment thereof or supplement thereto) will comply as to form in all material respects with the provisions of the Exchange Act and any other applicable federal securities Laws.
Section 3.8   Absence of Certain Changes or Events.
(a)   Since December 31, 2025, through the date of this Agreement, except as otherwise expressly contemplated by this Agreement, the business of the Company Group has been conducted in the ordinary course of business in all material respects.
(b)   Since December 31, 2025, through the date of this Agreement, there has not been any fact, change, occurrence, event, development or state of circumstances that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.
Section 3.9   Litigation.   As of the date of this Agreement, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, since January 1, 2024 (a) there is no suit, cause of action, claim, action, charge, complaint, audit, demand, hearing, enforcement, assessment, proceeding, arbitration, mediation, investigation or investigative inquiry (each, an “Action”) pending or, to the knowledge of the Company, threatened, against the Company or any of its Subsidiaries or any of their respective properties or assets or that otherwise challenges the validity or propriety of, or that seeks to prevent, impair or delay consummation of, the Transactions by or before any Governmental Entity, and (b) neither the Company nor any of its Subsidiaries nor any of their respective properties or assets is or are subject to any judgment, order, injunction, rule or decree of any Governmental Entity.
Section 3.10   Compliance with Laws.   Except with respect to Company Benefit Plans and ERISA, Taxes and Privacy Laws (which are the subject of the representations and warranties set forth in Section 3.11,

Section 3.14 and Section 3.19, respectively), the Company Group is, and since January 1, 2023 has been, in compliance with all Laws applicable to the Company Group or by which any of their respective properties or assets are bound, except where any non-compliance would not, individually or in the aggregate, reasonably be expected to be material to the Company Group, taken as a whole. Neither the Company nor any of its Subsidiaries has received, since January 1, 2023, any notice or inquiry from, or has been involved in any investigation by, any Governmental Entity regarding any actual or potential violation of, or failure to comply with, any applicable Law, in each case, that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company Group has and since January 1, 2024 has had, in effect all permits, licenses, exemptions, accreditations, qualifications, authorizations, franchises, orders, consents, and approvals of all Governmental Entities (collectively, “Permits”) necessary for them to own, lease or operate their properties and to carry on their businesses as now conducted, except for any Permits the absence of which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All Permits are valid and in full force and effect and have not, since January 1, 2023, been suspended, revoked, canceled or adversely modified, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 3.11   Benefit Plans.
(a)   Section 3.11(a) of the Company Disclosure Letter sets forth a true and complete list of each material Company Benefit Plan; provided, that to the extent that there exist certain forms of agreement that would each individually constitute a Company Benefit Plan, such list includes only the forms of such agreement in lieu of all individual agreements that follow such forms in all material respects. With respect to each material Company Benefit Plan, the Company has furnished or made available to Parent a current, accurate, and complete copy thereof (or if unwritten, a written summary of the material terms thereof) and, to the extent applicable, (i) any related trust agreement or other funding instrument and all related insurance contracts, (ii) the most recent determination or opinion letter from the Internal Revenue Service (the “IRS”), (iii) the most recent summary plan description, summaries of material modifications, and other equivalent written communications by the Company Group to their employees concerning the extent of the benefits provided thereunder, (iv) the most recent (A) Form 5500 and attached schedules, (B) audited financial statements, and (C) actuarial valuation reports, and (v) all material, non-routine correspondence with any Governmental Entity since January 1, 2024.
(b)   Except to the extent that the inaccuracy of any of the representations set forth in this Section 3.11(b) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:
(i)   each Company Benefit Plan has been established and administered in all respects in accordance with its terms and in compliance with the provisions of applicable Law, to the knowledge of the Company, no non-exempt prohibited transaction, as described in Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Company Benefit Plan, and all contributions required to be made under the terms of any Company Benefit Plan have been timely made in all respects;
(ii)   each Company Benefit Plan that constitutes, in any part, a “nonqualified deferred compensation plan” subject to Section 409A of the Code has been operated and maintained in compliance in form and operation with Section 409A of the Code and the applicable guidance and regulations thereunder and no amount under any such Company Benefit Plan has been, or is reasonably expected to be subject to the interest or additional Tax set forth under Section 409A(a)(1)(B) of the Code;
(iii)   each Company Benefit Plan intended to be qualified under Section 401(a) of the Code has received a favorable determination, advisory, or opinion letter, as applicable, from the IRS that it is so qualified (or the deadline for obtaining such a letter has not expired as of the date of this Agreement), and to the knowledge of the Company, nothing has occurred since the date of such letter that would reasonably be expected to cause the loss of such qualified status of such Company Benefit Plan;
(iv)   with respect to each Company Benefit Plan that is subject to Laws of a jurisdiction outside the United States, (A) such plan has been established, maintained, and administered, in all material respects, in accordance with applicable Laws, (B) the Company or its Subsidiaries have obtained from the Governmental Entity having jurisdiction any determination or registration required in order to give effect to such Company Benefit Plan, and (C) if intended to qualify for special Tax treatment, such Company Benefit Plan satisfies in all material respects the requirements for such treatment; and
(v)   there is no Action by any Governmental Entity or by any plan participant or beneficiary pending, or to the knowledge of the Company, threatened, relating to any Company Benefit Plan, any fiduciaries thereof with respect to their duties to a Company Benefit Plan, or the assets of any of the trusts under any of the Company Benefit Plans (other than routine claims for benefits).
(c)   Neither the Company nor any of its Subsidiaries has since January 1, 2024, contributed to or been required to contribute to, or otherwise had any liability (contingent or otherwise) with respect to, any employee benefit plan that is or was (i) subject to Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code, (ii) any “multiple employer plan” within the meaning of Section 210 of ERISA or Section 413(c) of the Code, (iii) a “multiemployer plan” as defined in Section 3(37) of ERISA, (iv) any “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA), or (v) any plan that provides health, disability, or life insurance benefits to former employees of the Company or any Subsidiary or other Persons (other than coverage mandated by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or comparable U.S. state Law, including subsidies of the premium cost of such coverage provided as part of severance benefits).
(d)   The execution and delivery of this Agreement and the consummation of the Merger will not, either alone or in combination with any other event, (A) entitle any current or former employee, officer, director, or consultant of the Company or any Subsidiary to any payment of compensation or benefits (whether in cash, property, or the vesting of property), (B) accelerate the time of payment, funding, or vesting, or increase the amount of, or otherwise enhance, any benefit due any such employee, officer, director, or consultant, or (C) result in the payment or provision of any amount or benefit that will not be deductible by reason of Section 280G of the Code or that will be subject to an excise tax under Section 4999 of the Code. The execution and delivery of this Agreement and the consummation of the Merger will not, on its own, limit or otherwise restrict the right to merge, terminate, materially amend or otherwise modify or transfer the assets of any material Company Benefit Plan on or following the Closing.
(e)   The Company has no obligation to indemnify any individual for any Tax incurred pursuant to Section 409A or 4999 of the Code.
Section 3.12   Labor Matters.
(a)   Neither the Company nor any of its Subsidiaries is a party to, or is bound by, any collective bargaining agreement, works council agreement, or other labor-related agreement with any labor union or labor organization representing any of its employees. There is no pending, and since January 1, 2024, there has been no, material labor dispute, strike, work stoppage, or lockout, or to the knowledge of the Company, threat thereof, by or with respect to any employees of the Company or any of its Subsidiaries (in their capacities as such). To the knowledge of the Company, no notice, consent, co-determination, information or consultation obligations, with respect to any employee representative, employee representative body, works council, labor or trade union or labor organization will be a condition precedent to, or triggered by, the execution of this Agreement or the consummation of the Transactions.
(b)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:
(i)   the Company Group is and since January 1, 2024, has been in compliance with all applicable Laws relating to labor and employment, including those relating to wages, overtime compensation, hours, working time, collective bargaining, labor relations, employee representation, unemployment compensation, workers compensation, equal employment opportunity, age and disability discrimination, immigration control, employee classification, contractor classification, harassment, retaliation, reasonable accommodation, disability rights or benefits, occupational health and safety, employment-related background checks, hiring, information privacy and security, payment and withholding of taxes, payroll documents and wage statements, collective redundancies, plant closings and layoffs, whistleblower protection, termination of employees, leaves, leaves of absence, paid sick leave, unemployment insurance, and continuation coverage with respect to group health plans;
(ii)   to the knowledge of the Company, neither the Company nor any of its Subsidiaries has been a joint employer or co employer with any other Person with respect to any individual non-employee service provider, including any Contingent Worker;
(iii)   there is no pending or, to the knowledge of the Company, any threatened proceeding brought by or on behalf of, or otherwise involving, any current or former employee, any person alleged to be a current or former employee, any applicant for employment, or any class of the foregoing, or any Governmental Entity, that involves the labor or employment relations and practices of the Company Group;
(iv)   since January 1, 2024, (i) no allegations of workplace sexual harassment, discrimination or other misconduct have been made, initiated, filed or threatened in writing against any of the current or former officers or directors of the Company and (ii) the Company Group has not entered into any settlement agreement related to allegations of sexual harassment, discrimination or other misconduct by any officers or directors of the Company Group; and
(v)   all current employees and, to the knowledge of the Company, Contingent Workers are legally authorized to work in the country in which they perform services, either because of their status as citizens, legal permanent residents, or by virtue of possessing a visa under applicable Law relating to immigration control which visa allows for such employee or Contingent Worker to work in such country.
Section 3.13   Environmental Matters.   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) the Company and each of its Subsidiaries are, and have since January 1, 2024 been, in compliance with all applicable Environmental Laws, and possess and are in compliance with all applicable Environmental Permits required under such Environmental Laws to operate as they presently operate; (ii) neither the Company nor any of its Subsidiaries has received any written unresolved notice, claim or complaint, or is, or since January 1, 2024 has been, subject to any Action, relating to noncompliance with Environmental Laws or any other liabilities pursuant to Environmental Laws, and to the knowledge of the Company, no such matter has been threatened in writing; and (iii) neither the Company nor any of its Subsidiaries is subject or party to an arrangement for disposal of Hazardous Materials, or with respect to claims relating to exposure to Hazardous Materials.
Section 3.14   Taxes.
(a)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:
(i)   all Tax Returns required by applicable Law to be filed by the Company or any of its Subsidiaries have been timely filed in accordance with all applicable Laws (after giving effect to any extensions of time in which to make such filings), and all such Tax Returns were, at the time of filing, true and complete in all material respects;
(ii)   neither the Company nor any of its Subsidiaries is delinquent in the payment of any Tax, and no deficiency of Taxes has been asserted in writing as a result of any Action by a Governmental Entity that has not been paid, withdrawn, or settled;
(iii)   the Company and each of its Subsidiaries have duly and timely paid or have duly and timely withheld and remitted all Taxes (whether or not shown as due on any Tax Return) that are required under applicable Law to be so paid or withheld and remitted by them;
(iv)    no waiver or extension of any statute of limitations in respect of Taxes or any extension of time with respect to a Tax assessment or deficiency is in effect for the Company or any of its Subsidiaries (other than automatic or automatically granted waivers or extensions and extensions with respect to pending Actions relating to Taxes);

(v)   neither the Company nor any of its Subsidiaries is or will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any (A) adjustment pursuant to Section 481 of the Code (or any similar or analogous provision of state, local or non-U.S. Law) with respect to a change in accounting method or use of an improper accounting method that occurred at or prior to the Closing, (B) installment sale or open transaction made or entered into prior to the Closing outside of the ordinary course of business, (C) deferred revenue or prepaid amount received or accrued prior to the Closing outside of the ordinary course of business, (D) closing agreement (within the meaning of Section 7121 of the Code (or any similar or analogous provision of state, local, or non-U.S. Law)) entered into prior to the Closing, or (E) any intercompany transaction entered into or effected, or an “excess loss account” described in Treasury Regulations under Section 1502 of the Code existing, prior to the Closing;
(vi)   no Liens for Taxes exist with respect to any assets or properties of the Company or any of its Subsidiaries, except for Permitted Liens;
(vii)   as of the date of this Agreement, there are no Actions now pending, or threatened in writing against or with respect to the Company or any of its Subsidiaries by a Governmental Entity principally with respect to any Tax;
(viii)   there are no existing Tax sharing or similar arrangements that may or will require that any payment be made by either the Company or any of its Subsidiaries, other than (i) any such agreements entered into solely by and among the Company and any of its Subsidiaries and (ii) any customary indemnification or gross up provision in a commercial agreement that was entered into in the ordinary course of business and the principal subject of which is not related to Taxes;
(ix)   neither the Company nor any of its Subsidiaries (A) is or has been a member of any consolidated, combined or unitary group for purposes of filing Tax Returns (other than a group the common parent of which is or was the Company or any of its Subsidiaries), or (B) has any liability for the Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law) or as a transferee or successor;
(x)   since January 1, 2020, no claim has been made in writing by a taxing authority in a jurisdiction where the Company or any of its Subsidiaries does not file income or franchise Tax Returns that the Company or such Subsidiary, as applicable, is or may be subject to Tax of such type by that jurisdiction, which has not been satisfied, withdrawn or otherwise resolved. Neither the Company nor any of its Subsidiaries is or has been subject to Tax in any country other than the country in which it is organized by virtue of having a permanent establishment (within the meaning of any applicable tax treaty) or other place of business or taxable presence in that country;
(xi)    neither the Company nor any of its Subsidiaries has been in the last two years a “controlled corporation” or a “distributing corporation” in a transaction that was purported or intended to be governed by Section 355 of the Code;
(xii)   neither the Company nor any of its Subsidiaries has been a party to a “listed transaction” within the meaning of United States Treasury Regulations Section 1.6011-4(b)(2); and
(b)   Section 3.14(b) of the Company Disclosure Letter sets forth the entity classification of each Subsidiary of the Company for U.S. federal income tax purposes.
Notwithstanding any other provision of this Agreement to the contrary, the representations and warranties set forth in this Section 3.14 and Section 3.11 (to the extent it refers explicitly to Taxes) shall constitute the sole and exclusive representations and warranties made by the Company with respect to Taxes, and no other representation or warranty contained in any other Section shall be deemed to be made with respect to Taxes.
Section 3.15   Material Contracts.
(a)   Section 3.15(a) of the Company Disclosure Letter sets forth a true and complete list, as of the date of this Agreement, of each Contract, including all amendments, supplements and side letters thereto that modify each such Contract, to which the Company or any of its Subsidiaries is a party or by which they are bound (in each case, other than (x) any Company Benefit Plans (other than with respect to clause (x) below), (y) purchase orders or statements of work entered into or received in the ordinary course of business, and (z) Contracts solely between or among the Company and any of its wholly owned Subsidiaries or solely between or among any wholly owned Subsidiaries of the Company), that:
(i)    is a Contract with any Material Vendor, Material Platform or any Material Customer;
(ii)   is a Contract for the purchase of goods, services, equipment, or other assets providing for either (A) annual payments by the Company or any of its Subsidiaries of $1,500,000 or more in any of the last three calendar years, or (B) annual receipts by the Company or any of its Subsidiaries of more than $1,500,000 in any of the last three calendar years, in each case, other than (x) any Contracts with Material Customers or Material Vendors, which are the subject of clause (i) above, and (y) any Contracts with advertising clients or platforms;
(iii)   is a lease of real property with aggregate annual rent payments in excess of $500,000 in any of the last three calendar years or that is otherwise material to the operations of any of the Company or its Subsidiaries, other than Contracts that can be terminated by the Company or any of its Subsidiaries on 90 days’ notice or less without payment by the Company or any of its Subsidiaries of any material penalty;
(iv)   expressly limits, in any material respect, the ability of the Company or any of its Subsidiaries to compete with any Person in any line of business or to freely engage in business in any jurisdiction;
(v)   relates to Indebtedness for borrowed money (other than any trade payables made in the ordinary course of business or any such Contracts solely between or among the Company and any of its Subsidiaries) of the Company or any of its Subsidiaries having an outstanding or committed principal amount in excess of $5,000,000;
(vi)   grants a license from the Company or any of its Subsidiaries to any Person with respect to any material Owned Intellectual Property (other than (A) non-disclosure agreements, (B) Contracts with employees and independent contractors, (C) licenses granted to service providers in connection with the receipt of services, (D) customer Contracts, (E) Contracts with advertising platforms or advertising partners, (F) non-exclusive licenses granted by the Company Group in the ordinary course of business, and (G) Contracts where licenses of Intellectual Property are merely incidental to the transaction contemplated in such license, the commercial purpose of which is primarily for something other than such license);
(vii)   grants a license to the Company or any of its Subsidiaries with respect to any third party Intellectual Property that is material to the business of the Company Group (other than (A) non-disclosure agreements, (B) Contracts with employees and independent contractors, (C) non-exclusive licenses granted by service providers in connection with the receipt of services, (D) customer Contracts, (E) Contracts with advertising platforms or advertising partners; (F) licenses of Software and other technology commercially available on standard terms for an annual fee of no more than $500,000, (G) any Open Source Software, and (H) Contracts where licenses of Intellectual Property are merely incidental to the transaction contemplated in such license, the commercial purpose of which is primarily for something other than such license);
(viii)   is a material partnership, joint venture, profit sharing arrangement, strategic alliance or similar Contract;
(ix)   is a Contract with a Governmental Entity;
(x)   is a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;
(xi)   is a Contract evidencing a capital expenditure for which future payments are required in excess of $750,000;

(xii)   is a Contract pursuant to which the Company or any of its Subsidiaries has, directly or indirectly, made any loan, capital contribution to, or other investment in, any Person other than the Company and its Subsidiaries in excess of $500,000 in the aggregate, other than (A) extensions of credit in the ordinary course of business, (B) investments in marketable securities in the ordinary course of business and (C) loans, advances or capital contributions to the Company and its Subsidiaries;
(xiii)   is a Contract that grants any right of first refusal or right of first offer or similar rights with respect to any material assets, rights or properties of the Company or its Subsidiaries, or that contains any “most favored nation” or exclusivity or similar rights that are material to the Company and its Subsidiaries, taken as a whole;
(xiv)   is a Contract entered into on or after January 1, 2023 that provides for the acquisition or disposition of any assets (other than acquisitions or dispositions in the ordinary course of business) or business (whether by merger, sale of stock, sale of assets or otherwise) or shares or other equity interests of any Person, and with any outstanding obligations as of the date of this Agreement;
(xv)   is a Contract with an Affiliate or other Person that would be required to be disclosed under Item 404(a) of Regulation S-K promulgated under the Exchange Act;
(xvi)   is a Contract in connection with the settlement of a then pending or threatened Action with ongoing obligations of the Company or any of its Subsidiaries (other than solely ongoing confidentiality obligations) other than (A) releases that are immaterial in nature or amount entered into in the ordinary course of business, (B) settlement Contracts only involving the payment of cash in amounts that do not exceed $1,000,000 in any individual case or (C) settlement Contracts which will not otherwise materially restrict the Company or any of its Subsidiaries following the Effective Time; or
(xvii)   is a voting, registration rights, stockholders or investors rights with respect to the equity interests of the Company or any of its Subsidiaries not otherwise disclosed in the Company SEC Documents.
All contracts of the types referred to in clauses (i) through (xvii) above are referred to herein as “Material Contracts”. The Company has made available to Parent true and complete copies of all Material Contracts as of the date hereof or has publicly filed such Material Contracts in the Company SEC Documents.
(b)   Each Material Contract is valid and binding on each of the Company’s Subsidiaries party thereto (and, if the Company is a party, on the Company) and, to the knowledge of the Company, any other party thereto, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) there is no default under any Material Contract by the Company or any of its Subsidiaries party thereto or, to the knowledge of the Company, any other party thereto, and (ii) no event has occurred that, with the lapse of time or the giving of notice or both, would constitute a default under any Material Contract by the Company or any of its Subsidiaries party thereto or, to the knowledge of the Company, any other party thereto. No party to any Material Contract has given the Company or any of its Subsidiaries (A) written notice of its intention to cancel or terminate any Material Contract or (B) written notice of its intention to change the scope of rights under or to fail to renew any Material Contract, except, in each case, as would not have, or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 3.16   Insurance.   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) all material insurance policies of the Company Group are in full force and effect, (b) neither the Company nor any of its Subsidiaries is in breach or default, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that, with or without the lapse of time or the giving of notice or both, would constitute such a breach of or default under, or permit termination or modification of, any of such insurance policies, (c) all material insurance policies maintained by the Company and its Subsidiaries are in full force and effect and all premiums due and payable thereon have been paid; and (d) since January 1, 2024, neither the Company nor any of its Subsidiaries has received any written notice of termination or cancellation or denial of coverage with respect to any insurance policy other than an expiration of such insurance policy in the ordinary course of business.
Section 3.17   Properties.
(a)   Section 3.17(a) of the Company Disclosure Letter sets forth a list of all leases of real property (each, a “Real Property Lease”) pursuant to which the Company or any of its Subsidiaries leases, subleases, licenses or otherwise occupies real property in the operations of the business of the Company Group and as of the date hereof and which provide for aggregate annual rent payments in excess of $500,000 in any of the last three calendar years (unless such lease may be terminated on not more than 90 days’ notice without payment by the Company Group of any material penalty). The real property pursuant to which the Company or any of its Subsidiaries leases, subleases, licenses or otherwise occupies real property in the operations of the business of the Company (such real property, the “Leased Real Property”) is the only real property used or held for use in connection with the operation of the business, and neither the Company nor any of its Subsidiaries has leased or otherwise granted to any Person the right to use or occupy such Leased Real Property or any portion thereof. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company or a Subsidiary of the Company has valid leasehold interests in all of its respective Leased Real Property free and clear of all Liens (other than any Permitted Liens). The Company and its Subsidiaries do not own, and have not since January 1, 2024 owned, any real property.
(b)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, with respect to each Leased Real Property, (i) the applicable lease is in full force and effect and is enforceable against the Company or its Subsidiary (as applicable) and any other party thereto in accordance with their respective terms, subject to the Enforceability Exceptions, and (ii) neither the Company nor any Subsidiary of the Company is in breach or default under the applicable lease or has delivered or received any written notice of any default by the Company or any Subsidiary of the Company (as applicable) under any such lease or sublease affecting the Leased Real Property, and to the knowledge of the Company, no event has occurred and no circumstance exists that, with the lapse of time or the giving of notice or both, would constitute such a breach or default of any lease.
Section 3.18   Intellectual Property.
(a)   Section 3.18(a) of the Company Disclosure Letter sets forth a true and complete list of all registered or applied for trademarks or service marks, patents, patent applications, registered copyrights, and domain names owned by the Company or any of its Subsidiaries on the date hereof and that are material to the business of the Company Group (collectively, “Company Registered IP”). All Company Registered IP (other than pending applications) is subsisting and unexpired and, to the knowledge of the Company, valid and enforceable, and, since January 1, 2024, no registrations or applications for Company Registered IP have been adjudged invalid or unenforceable or have expired or been canceled or abandoned, in each case, other than expirations at the end of a statutory term or decisions to allow such expiration, cancellation or abandonment made in the ordinary course of business. No Company Registered IP is involved in any interference, reissue, reexamination, opposition, cancellation or similar proceeding, in each case, that is or would be material to the business of the Company Group, and, to the knowledge of the Company, no such action is or has been threatened with respect to any of the Company Registered IP. Neither the Company nor any of its Subsidiaries has received any written notice or claim in the three (3) years prior to the date hereof challenging the validity or enforceability of any material Company Registered IP that remains pending or unresolved.
(b)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, all Owned Intellectual Property is exclusively owned by the Company or one of its Subsidiaries free and clear of all Liens (except Permitted Liens), and the Company and its Subsidiaries own, or have a valid and enforceable right or license to use, all Intellectual Property that is necessary for the conduct of the business of the Company Group as currently conducted; provided that the foregoing does not constitute a representation or warranty that the Company Group, the conduct of the business of the Company Group, or any Intellectual Property used by the Company Group has not infringed, misappropriated or violated or does not infringe, misappropriate or violate any Intellectual Property of a third Person which is exclusively the subject matter of Section 3.18(d).

(c)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each member of the Company Group has taken commercially reasonable efforts to maintain the confidentiality of any information of the Company Group that derives economic value (actual or potential) from not being generally known to other Persons who can obtain economic value from its disclosure or use. To the knowledge of the Company, there has been no unauthorized use or disclosure of any such information (including any trade secrets included in the Owned Intellectual Property).
(d)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the Company Group is not infringing upon or misappropriating any Intellectual Property of any third party in connection with the conduct of their respective businesses, (ii) neither the Company nor any of its Subsidiaries has received since January 1, 2023 any written notice or claim (including any “cease and desist” letter or invitation to license) asserting that any such infringement or misappropriation is occurring or has occurred, which notice or claim remains pending or unresolved, (iii) to the knowledge of the Company, no third party is misappropriating or infringing any Owned Intellectual Property, and (iv) no Owned Intellectual Property is subject to any outstanding order, judgment, decree or stipulation in which the Company or any of its Subsidiaries is named as a party thereto restricting or limiting in any material respect the use or licensing of such Owned Intellectual Property by the Company or any of its Subsidiaries.
(e)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each current and former employee, consultant, and independent contractor of the Company Group who has created or developed any material Owned Intellectual Property for or on behalf of any member of the Company Group has executed a written agreement assigning to a member of the Company Group all of such Person’s right, title, and interest in and to such Intellectual Property, or all such right, title, and interest has vested in a member of the Company Group by operation of Law, and, to the knowledge of the Company, no such Person is in material breach of any such agreement.
(f)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the consummation of the Transactions will not result in the loss or impairment of, or the payment of any additional amounts with respect to, or require the consent of any other Person in respect of, the Company Group’s right to own, use, or hold for use any of the Owned Intellectual Property as owned, used, or held for use in the conduct of the business of the Company Group as currently conducted.
(g)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) no member of the Company Group has used, combined, or distributed any Open Source Software in a manner that requires or purports to require (A) the disclosure or distribution in source code form of any Software included in the Owned Intellectual Property (“Company Software”), (B) the license or other provision of any such Company Software on a royalty-free basis or for the purpose of making derivative works, or (C) the grant of any patent license, non-assertion covenant, or other rights under any Owned Intellectual Property, (ii) each member of the Company Group is in compliance with all requirements of each license applicable to the Open Source Software used by the Company Group, and (iii) no member of the Company Group has disclosed, delivered, licensed, or made available, or has any duty or obligation (whether present, contingent, or otherwise) to disclose, deliver, license, or make available, any source code for any Company Software to any Person, other than (A) to employees, consultants, and contractors of the Company Group bound by written confidentiality obligations or other legal obligations of confidentiality with respect thereto, and (B) to any other third party pursuant to the terms and conditions of any Contract made available to Parent prior to the date hereof and specifically identified on Section 3.18(g)(iii) of the Company Disclosure Letter.
(h)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the IT Systems are adequate for the operation of the business of the Company Group as currently conducted, and the Company Group has implemented commercially reasonable data backup, data storage, system redundancy and disaster avoidance and recovery procedures, as well as a commercially reasonable business continuity plan, and has taken commercially reasonable steps to secure the IT Systems from unauthorized access or use and to prevent the introduction of viruses, disabling codes, Trojan horses, worms, and other malicious code into the IT Systems. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, since January 1,

2024, there has been no malfunction or failure of, or unauthorized access to, any of the IT Systems that has adversely affected the operations of the business of the Company Group and that has not been remedied in all material respects.
Section 3.19   Data Privacy.
(a)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company Group is and, since January 1, 2024 has been, in compliance with (i) all applicable Laws and guidelines from Governmental Entities relating to privacy, data security, data protection, breach notification, data localization, sending solicited or unsolicited electronic mail and text messages, cookies, online tracking technologies including pixels and/or the Processing of Personal Information, and (ii) any information security and data privacy statements in the Company’s applicable public-facing privacy policies and notices (collectively, “Privacy Law”), as well as (iii) all contractual obligations related to privacy, data protection and cybersecurity binding upon the Company Group. There are no actions pending or threatened in writing, or, to the knowledge of the Company, otherwise threatened against the Company or any of its Subsidiaries concerning violations of Privacy Law. To the knowledge of the Company, the consummation of the Transactions will not cause any violation of applicable Privacy Law.
(b)   Except as set forth in Section 3.19(b) of the Company Disclosure Letter, the Company Group does not Process (i) any information concerning the physical or mental health condition of any individual, (ii) any biometric or genetic information of any individual, (iii) any precise geolocation data, (iv) any Personal Information of any individual known by the Company Group to be under the age of 18, or (v) any other information considered as special categories of data under Privacy Law, other than Personal Information of the Company Group’s employees and personnel Processed in the ordinary course of human resources and benefits administration.
(c)   The Company Group has taken commercially reasonable steps to train its employees that have access to Personal Information on applicable aspects of Privacy Law, including individuals’ rights, as necessary, and to ensure that such employees are under written obligations of confidentiality with respect to such Personal Information.
(d)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company Group Processes and has Processed Personal Information by using appropriate technical, physical, and organizational measures and security systems and technologies in compliance with applicable Privacy Law, to ensure the integrity and security of such Personal Information and all material Company Group data, and to prevent any material destruction, loss, alteration, corruption or misuse of or unauthorized disclosure or access thereto in compliance with applicable Privacy Law.
(e)   The Company Group has subscribed to a cyber-insurance policy appropriate to the nature of its activities.
(f)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there has been no unauthorized access to or acquisition of, or any other event or incident involving the theft, loss, unavailability, destruction, alteration or improper access, disclosure or use without authorization of Personal Information of the IT Systems, and the Company Group is not aware of any facts suggesting the likelihood of the foregoing, including any breach of security, that would give rise to any material notification obligations, or would otherwise require the Company Group to notify any Person or Governmental Entity of a data security breach or security incident, on behalf of the Company or any of its Subsidiaries under Privacy Law.
(g)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company Group has not used and is currently not using any Personal Information to prompt, train, validate, test, improve, fine-tune, or develop any artificial intelligence or automated decision-making technology or any trade secrets of the Company Group to prompt, train, validate, test, improve, fine-tune, or develop any artificial intelligence or automated decision-making technology of a third party. The Company Group has not used and is not currently using, including, through a third-party vendor, any artificial intelligence or automated decision-making technology (i) for any significant or consequential decisions concerning a Person or profiling in furtherance of decisions that produce legal or similarly significant effects, or (ii) to develop any Intellectual Property material to the business of the Company Group that is intended to be owned by any Company Group in a manner that would materially affect any Company Group’s ownership thereof or rights therein.
Section 3.20   Sanctions and Anti-Corruption.
(a)   Each member of the Company Group, including any of their respective directors and officers, and to the knowledge of the Company, employees, agents and other Person acting on behalf of the Company Group, in the past five years (and since April 24, 2019 with respect to Sanctions) has complied with, and is in compliance with, Sanctions, Trade Controls Laws, Anti-Corruption Laws, and with AML Laws in each case, in all material respects.
(b)   No member of the Company Group, including any of their respective directors or officers, or to the knowledge of the Company, any employees, agents or Persons acting on behalf of the Company Group is a Sanctioned Person.
(c)   No member of the Company Group, (i) is currently, or has since April 24, 2019, conducted any business or engaged in any transactions with a Sanctioned Person or in any Sanctioned Country, in each case in violation of Sanctions, (ii) is engaging or has in the past five years engaged in any export, reexport, transfer or provision of any goods, software, technology, data or service without, or exceeding the scope of, any required or applicable licenses or authorizations under all applicable Trade Controls Laws, (iii) taken any action in the past five years (and since April 24, 2019 with respect to Sanctions) that violates, evades or avoids, or attempts to violate, evade or avoid any applicable Sanctions, Trade Controls Laws, AML Laws, or Anti-Corruption Laws, or (iv) has received any written notice, in the past five years (and since April 24, 2019 with respect to Sanctions), of any investigation, suit, proceeding, warning letter, penalty notice, or other regulatory enforcement action by, or submitted any voluntary or involuntary disclosures to, a Governmental Entity regarding any violation of any applicable Sanctions, Trade Controls Laws, AML Laws, or Anti-Corruption Laws, and to the knowledge of the Company Group, no such investigation, suit, proceeding is threatened.
(d)   No member of the Company Group, including any of their respective director or officers, or, to the knowledge of the Company, any employee, agent or Person acting on behalf or for the benefit of any member of the Company Group has, directly or indirectly, offered, paid, promised, authorized, given or agreed to give any payment, gift or other item of value or similar benefit to any Person (including any Government Official) for purposes of (i) influencing any act or decision of a Government Official in their official capacity, (ii) inducing such Government Official to do or omit to do any act in violation of its, his or her lawful duty, (iii) securing any improper advantage, or (iv) inducing such Government Official to use its, his or her influence with a Governmental Entity to affect or influence any act or decision of such Governmental Entity, in each case in violation of applicable Anti-Corruption Laws.
(e)   The Company Group has implemented and maintained in effect written policies, procedures, and internal controls, and internal accounting control systems, that are reasonably designed to prevent, detect and deter violations of applicable Sanctions, Trade Controls Laws, AML Laws, or Anti-Corruption Laws.
Section 3.21    State Takeover Statutes.   Assuming the accuracy of the representations and warranties of Parent and Merger Sub set forth in Section 4.11, (i) no “fair price,” “moratorium,” “control share acquisition” or similar anti-takeover Law (collectively, “Takeover Laws”) enacted under any state Laws in the United States applies to this Agreement or the Transactions and (ii) the Company Board or any Company Committee has taken the necessary action to render the restrictions of Section 203 of the DGCL inapplicable to the execution, delivery or performance of this Agreement and the consummation of the Transactions.
Section 3.22   Affiliate Transactions.   Except for (a) directors’ and employment-related Contracts filed or incorporated by reference as an exhibit to a Company SEC Document, (b) any other transactions, Contracts, arrangements or understandings between any member of the Company Group, on the one hand, and any director, manager, officer or employee, on the other hand, that pertain to employment arrangements made in the ordinary course of business, and (c) any intercompany Contracts, as of the date hereof, there have been no transactions, or series of related transactions, or Contracts that would be required to be disclosed under Item 404 under Regulation S-K under the Securities Act.
Section 3.23   Material Customers and Material Vendors.
(a)   Section 3.23(a) of the Company Disclosure Letter sets forth each of the twenty largest customers of the Company Group, taken as a whole, during the financial year ended December 31, 2025, and the top ten largest customers of the Company Group, taken as a whole, during the six months ended June 30, 2026, in each case, based on the revenue generated from such customer during such applicable period (each, a “Material Customer”). Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Group, taken as a whole, during the past 12 months prior to the date hereof, neither the Company nor any of its Subsidiaries has been, or is currently, engaged in any Action with any Material Customer. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Group, taken as a whole, neither the Company nor any of its Subsidiaries has received any written notice from any Material Customer expressly stating any intention to terminate purchases from the Company Group.
(b)   Section 3.23(b) of the Company Disclosure Letter sets forth each of the five largest activation platforms (each, a “Material Platform”) of the Company Group, taken as a whole, based on the revenue generated from such platform during the financial year ended December 31, 2025, and during the six months ended June 30, 2026. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Group, taken as a whole, during the past 12 months prior to the date hereof, neither the Company nor any of its Subsidiaries has been, or is currently, engaged in any Action with any Material Platform. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Group, taken as a whole, neither the Company nor any of its Subsidiaries has received any written notice from any Material Platform expressly stating any intention to terminate its relationship with the Company Group.
(c)   Section 3.23(c) of the Company Disclosure Letter sets forth each of the 15 largest vendors or suppliers (each, a “Material Vendor”) of the Company Group, taken as a whole, based on the amounts paid to such vendors or suppliers by the Company Group during the financial year ended December 31, 2025, and during the six months ended June 30, 2026. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Group, taken as a whole, during the past 12 months prior to the date hereof, neither the Company nor any of its Subsidiaries has been, or is currently, engaged in any Action with any Material Vendor. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Group, taken as a whole, neither the Company nor any of its Subsidiaries has received any written notice from any Material Vendor expressly stating any intention to terminate its provision of goods or services to the Company Group.
Section 3.24   Brokers.   No broker, investment banker, financial advisor or other Person, other than PJT Partners LP, is entitled to any broker’s, finder’s or financial advisor’s fee or commission in connection with the Transactions, based upon arrangements made by or on behalf of any member of the Company Group.
Section 3.25   Required Vote.   Assuming the accuracy of the representations and warranties set forth in Section 4.11, the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock entitled to vote in accordance with the DGCL to adopt this Agreement (the “Required Company Stockholder Approval”) is the only vote of the holders of any of the capital stock of the Company necessary to adopt this Agreement and approve the Merger and the other Transactions.
Section 3.26   Opinion of Financial Advisor.   The Special Committee and the Company Board have received the opinion of PJT Partners LP to the effect that, as of the date of such opinion, and based upon and subject to, among other things, the assumptions made, procedures followed, matters considered and conditions, qualifications and limitations on the review undertaken by PJT Partners LP in connection with the opinion, the Merger Consideration to be received pursuant to, and in accordance with, the terms of this Agreement by the holders of Shares is fair, from a financial point of view. The Company shall, following the execution of this Agreement by all parties, furnish a written copy of such opinion to Parent for informational purposes only and on a non-reliance basis.

Section 3.27   No TID US Business.   The Company does not engage in (a) the design, fabrication, development, testing, production or manufacture of one or more “critical technologies” within the meaning of Section 721 of the U.S. Defense Production Act of 1950, as amended, including all implementing regulations thereof (the “DPA”); (b) the ownership, operation, maintenance, supply, or servicing of “covered investment critical infrastructure” within the meaning of the DPA (where such activities are covered by column 2 of Appendix A to 31 C.F.R. Part 800); or (c) the maintenance or collection, directly or indirectly, of “sensitive personal data” of U.S. citizens within the meaning of the DPA. The Company does not have any current intention of engaging in such activities in the future.
Section 3.28   No Other Representations or Warranties.   Except for the representations and warranties contained in Article IV, the Company acknowledges that none of Parent, Merger Sub or any other Person on behalf of Parent or Merger Sub makes any other express or implied representation or warranty with respect to Parent or Merger Sub or with respect to any other information provided to the Company, and the Company is not relying on any representation or warranty, whether made by Parent, Merger Sub, any of their respective Affiliates or their respective Representatives, except for the representations and warranties contained in Article IV, the Equity Commitment Letter, the Limited Guarantee, and the certificate to be delivered to the Company by Parent pursuant to Section 6.3(c).
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Except as set forth in the disclosure letter delivered by Parent to the Company prior to the execution of this Agreement (the “Parent Disclosure Letter”) (it being agreed that disclosure of any information in a particular section or subsection of the Parent Disclosure Letter shall be deemed disclosure with respect to any other section or subsection of this Agreement to which the relevance of such information is reasonably apparent), Parent and the Merger Sub, jointly and severally, represent and warrant to the Company as follows:
Section 4.1   Organization, Standing and Power.   Each of Parent and Merger Sub (i) is a corporation duly organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept) under the Laws of the jurisdiction of its incorporation, (ii) has all requisite corporate or other power and authority to own, lease and operate its properties and to carry on its business as now being conducted and (iii) is duly qualified or licensed to do business and is in good standing (with respect to jurisdictions that recognize such concept) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except in the case of each of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
Section 4.2   Authority.   Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transactions, subject, in the case of consummation of the Merger, to the approval of this Agreement by Parent in its capacity as the sole stockholder of Merger Sub. The execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the Transactions have been duly authorized by the boards of directors of Parent and Merger Sub, and no other corporate proceedings on the part of Parent or Merger Sub are necessary to approve this Agreement or to consummate the Transactions, subject, in the case of the consummation of the Merger, to the approval of this Agreement by Parent in its capacity as the sole stockholder of Merger Sub and the filing of the Certificate of Merger with the Delaware Secretary of State as required by the DGCL. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a valid and binding obligation of Parent and Merger Sub, enforceable against each of them in accordance with its terms (except to the extent that enforceability may be limited by the Enforceability Exceptions). The board of directors of Parent has unanimously authorized and approved the execution and delivery of this Agreement and performance of its covenants and obligations herein and declared this Agreement and the Transactions to be advisable, fair to and in the best interests of Parent and its stockholders, on the terms and subject to the conditions set forth in this Agreement. The board of directors of Merger Sub has unanimously authorized and approved the execution and delivery of this Agreement and performance of its covenants and obligations herein and declared this Agreement and the Transactions to be advisable, fair to and in the best interests of Merger Sub and its stockholders and recommended that Parent, as Merger Sub’s sole stockholder, vote in favor of the adoption of this Agreement in accordance with the DGCL, in each case, on the terms and subject to the conditions set forth in this Agreement.
Section 4.3   No Conflict; Consents and Approvals.
(a)   The execution, delivery and performance of this Agreement by Parent and Merger Sub, and the consummation by Parent and Merger Sub of the Transactions, do not and will not (i) conflict with or violate the certificate of incorporation or bylaws of Parent or Merger Sub, (ii) assuming that all consents, approvals and authorizations contemplated by clauses (i) through (v) of subsection (b) below have been obtained and all filings described in such clauses have been made, conflict with or violate any Law applicable to Parent or Merger Sub or by which any of their respective properties are bound or (iii) result in any breach or violation of, or constitute a default (or an event which with notice or lapse of time or both would become a default), or result in the loss of a benefit under, or give rise to any right of termination, cancellation, amendment or acceleration of, any Contract to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of their respective properties are bound, except, in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
(b)   The execution, delivery and performance of this Agreement by Parent and Merger Sub, and the consummation by Parent and Merger Sub of the Transactions, do not and will not require any consent, approval, authorization or permit of, action by, filing with or notification to, any Governmental Entity, except for (i) such filings as may be required under applicable requirements of the Exchange Act, and under state securities, takeover and “blue sky” Laws, (ii) any filings, submissions, notifications (or drafts thereof) required under the applicable requirements of any Antitrust Laws or Foreign Investment Laws, (iii) such filings as are necessary to comply with the applicable requirements of the NYSE, (iv) the filing with the Delaware Secretary of State of the Certificate of Merger as required by the DGCL and (v) any such consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
Section 4.4   Certain Information.   None of the information supplied or to be supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement (and any amendment thereof or supplement thereto) will, at the time it is filed with the SEC, at the date it is first mailed to the Company’s stockholders, and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided that, no representation or warranty is made by Parent or Merger Sub with respect to (a) statements therein included or incorporated by reference in the Proxy Statement relating to the Company or its Affiliates, or based on information supplied by or on behalf of the Company or any of its Representatives for inclusion in the Proxy Statement or (b) any financial projections or forward looking statements. The Proxy Statement (and any amendment thereof or supplement thereto) will comply as to form in all material respects with the provisions of the Exchange Act and any other applicable federal securities Laws.
Section 4.5   Litigation.   As of the date of this Agreement, except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, (a) there is no Action pending or, to the knowledge of Parent, threatened against Parent, Merger Sub or any of their Affiliates or any of their respective properties by or before any Governmental Entity and (b) neither Parent, Merger Sub nor any of its Affiliates nor any of their respective properties is or are subject to any judgment, order, injunction, rule or decree of any Governmental Entity.
Section 4.6   Ownership and Operations of Merger Sub.   Merger Sub has been formed solely for the purpose of engaging in the Transactions and has not engaged, and prior to the Effective Time will not engage, in any business activities and will have incurred no liabilities or obligations other than as contemplated herein or incidental to its formation or the Transactions. The authorized capital stock of Merger Sub consists of 100 shares of common stock, par value $0.0001 per share, all of which are duly authorized, validly issued, fully paid, non-assessable and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned, beneficially and of record, directly by Parent, free and clear of all Liens, other than Liens imposed by generally applicable U.S. securities Laws or as expressly contemplated hereby.

Section 4.7   Financing.   Parent has delivered to the Company a true, correct and complete copy of the executed (x) equity commitment letter, dated as of the date of this Agreement, by and among Elliott Associates, L.P. and Elliott International, L.P. (each, an “Equity Investor” and collectively, the “Equity Investors”) and Parent (the “Equity Commitment Letter” and, together with the Debt Commitment Letter, the “Commitment Letters”) pursuant to which, upon the terms and subject to the conditions set forth therein, the Equity Investors have agreed to invest in Parent their respective amounts set forth in the Equity Commitment Letter (the “Equity Financing” and together with the Debt Financing, collectively, the “Financing”) and (y) the Debt Commitment Letter and the Debt Fee Letter, provided that the Debt Fee Letter may be redacted for fee amounts, economic terms of any “securities demand” provisions and the economic terms of any “market flex” provisions, none of which redacted terms or provisions would reasonably be expected to reduce the aggregate principal amount of the Debt Financing to be funded on the Closing Date, delay or otherwise impede the occurrence of the Closing Date or impose additional or more onerous conditions precedent to the funding of the Debt Financing on the Closing Date. As of the date of this Agreement, (i) each Commitment Letter is in full force and effect and represents the valid, binding and enforceable obligation (subject to the Enforceability Exceptions) of Parent and, to the knowledge of Parent, each other party thereto to provide the financing contemplated thereby subject only, in the case of the Debt Financing, to the satisfaction or waiver of the Financing Conditions, (ii) the commitments under the Commitment Letters have not been withdrawn or rescinded in any respect, and the Commitment Letters and the other Debt Commitment Papers have not been amended, waived or otherwise modified in any manner and no such withdrawal, rescission, amendment, waiver or other modification is contemplated (other than any amendment or modification of the Debt Commitment Papers to appoint additional joint lead arrangers, joint bookrunners, managers, co-managers, agents or co-agents, to award titles or allocations to any such Person, to provide for the execution of customary joinder documentation or to provide for the assignment and reallocation of a portion of the commitments thereunder, in each case as contemplated by Section 2 of the Debt Commitment Letter), (iii) Parent has fully paid (or caused to be paid) any and all commitment fees and other amounts that are due and payable on or prior to the date of this Agreement in connection with the Debt Financing, (iv) neither Parent nor any of its Affiliates has entered into any agreement, side letter or other commitment or arrangement relating to the financing of the Transactions that imposes or permits the imposition of conditions precedent to the funding of the Debt Financing on the Closing Date or would otherwise affect the availability of the Debt Financing on the Closing Date or, delay or otherwise impede the occurrence of the Closing Date, other than, in the case of agreements, side letters and other commitments or arrangements relating to the financing of the Transactions, the Debt Commitment Letter and the Debt Fee Letter, (v) no breach or default has occurred, and no event has occurred which, with or without notice, lapse of time or both, would constitute a breach or default, or result in a failure to satisfy the conditions precedent, on the part of Parent or Merger Sub or, to the knowledge of Parent, any other party thereto under any term of any Commitment Letter and (vi) assuming the satisfaction of the conditions set forth in Article VI and the completion of the Marketing Period, Parent has no reason to believe that (A) any of the Financing Conditions will not be satisfied on a timely basis, or (B) the Financing will not be made available to Parent at the Closing in accordance with the terms and conditions of the Commitment Letters. There are no conditions precedent or other contingencies directly or indirectly related to the funding of the full amount of the Financing other than, in the case of the Debt Financing, the Financing Conditions. Assuming the satisfaction of the conditions set forth in Article VI and that the Financing is funded on the Closing Date in accordance with the applicable Commitment Letters, the net proceeds of the Debt Financing (after giving effect to any “market flex” provisions), together with cash on hand, cash and cash equivalents of the Company and its Subsidiaries and other sources of immediately available funds of Parent, will be sufficient to enable Parent and Merger Sub to pay (w) the aggregate Merger Consideration and all amounts payable pursuant to Article II and to consummate the Closing, (x) all amounts of Indebtedness of the Company and its Subsidiaries required to be repaid, redeemed, prepaid, discharged or terminated at the Closing in connection with the Transactions (including under the Company Credit Agreement), (y) all fees, costs and expenses required to be paid by Parent and Merger Sub at the Closing in connection with the Transactions and the Debt Financing, including the fees, costs and expenses of Parent, Merger Sub and their respective Affiliates and their respective Representatives, and (z) all other amounts required to be paid by Parent or Merger Sub in connection with the consummation of the Transactions on the Closing Date (the minimum amount sufficient to finance such payments, the “Required Amount”). Each of Parent and Merger Sub acknowledges and agrees that, notwithstanding anything to the contrary in this Agreement, neither Parent, Merger Sub, their respective Affiliates’ nor any other Person’s ability to obtain any financing for the

Transactions shall be a condition to any obligations of Parent or Merger Sub hereunder, including the obligation to consummate the Transactions or to pay any portion of the Merger Consideration.
Section 4.8   Limited Guarantee.   Parent has delivered to the Company a true, complete and correct copy of the executed Limited Guarantee. The Limited Guarantee is in full force and effect and constitutes the valid, binding and enforceable obligation of the Guarantors in favor of the Company, enforceable by the Company in accordance with its terms (subject to the Enforceability Exceptions). Each Guarantor is not in default or breach under any of the terms or conditions of the Limited Guarantee and no event has occurred that, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach or a failure to satisfy a condition under the terms and conditions of the Limited Guarantee. Each Guarantor has access to sufficient capital to satisfy the full amount of its guaranteed obligations under the Limited Guarantee in full.
Section 4.9   Solvency.   Neither Parent nor Merger Sub is entering into the Transactions with the actual intent to hinder, delay or defraud either present or future creditors of Parent, Merger Sub or their Affiliates or of the Company Group. Assuming (i) the satisfaction of the conditions set forth in Section 6.1 and Section 6.2 and (ii) the accuracy of the representations and warranties set forth in Article III, at and immediately after the Closing, and after giving effect to the Transactions, Parent, Merger Sub and their respective Affiliates (including the Surviving Corporation and the other members of the Company Group) will be Solvent. For purposes of this Agreement, the term “Solvent”, when used with respect to any Person, shall mean that, as of any date of determination, such Person shall (i) have property with fair value greater than the total amount of its debts and liabilities, subordinated, contingent or otherwise (it being understood that the amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability), (ii) have assets with present fair salable value not less than the amount that will be required to pay its liability on its debts as they become absolute and matured, (iii) be able to pay its debts and liabilities, subordinated, contingent or otherwise, as they become absolute and matured and (iv) not be engaged in business or a transaction, and not be about to engage in a business or transaction, for which it has unreasonably small capital.
Section 4.10   Vote/Approval Required.   As of the date hereof, Parent has obtained the required vote or consent of the holders of any class or series of capital stock of Parent that is necessary to approve this Agreement or the Transactions. The vote or consent of Parent as the sole stockholder of Merger Sub (which Parent agrees shall occur within one Business Day of the date hereof) is the only vote or consent of the holders of any class or series of capital stock of Merger Sub necessary to approve this Agreement or the Transactions.
Section 4.11   Ownership of Shares.   None of Parent, Merger Sub nor any of their respective controlled Affiliates owns, directly or indirectly, beneficially or of record, any Shares or any securities, Contracts or rights convertible into or exercisable or exchangeable for Shares or the right to acquire or vote any Shares, except pursuant to this Agreement. None of Parent, Merger Sub nor any of their respective “Affiliates” or “Associates” (each as defined in Section 203 of the DGCL) is or has been an “interested stockholder” (as defined in Section 203 of the DGCL) of the Company, in each case at any time during the three-year period prior to the entry into this Agreement.
Section 4.12   Brokers.   No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s or financial advisor’s fee or commission in connection with the Transactions, based upon arrangements made by or on behalf of Parent or Merger Sub or their respective Affiliates, except for Persons whose fees and expenses shall be paid solely by Parent.
Section 4.13   Investment Intention.   Parent is acquiring the Shares for its own account, for investment purposes only and not with a view to the distribution (as such term is used in Section 2(11) of the Securities Act) thereof. Parent understands that, following the Closing, the Shares will not be registered under the Securities Act or any “blue sky” Laws and cannot be sold unless subsequently registered under the Securities Act, any applicable “blue sky” Laws or pursuant to an exemption from any such registration.
Section 4.14   Access to Information.   Each of Parent and Merger Sub acknowledges and agrees that it and its respective Representatives have (a) had a reasonable opportunity to discuss and ask questions regarding the business of the Company Group with the management of the Company, (b) had access to the books and records, facilities, equipment, Contracts and other assets of the Company, the “data room” maintained by the Company for purposes of the Transactions and such other information as it has desired or requested to review, and (c) conducted its own independent investigation of the Company Group and the Transactions, and has not relied on any representation, warranty or statement by any Person or any matter regarding the Company Group or any other matter, except those representations and warranties expressly set forth in Article III. Each of Parent and Merger Sub (each for itself and on behalf of its Affiliates and Representatives) hereby acknowledges and agrees that (i) there are uncertainties inherent in attempting to develop such estimates, projections, forecasts, business plans and other forward-looking information, as well as in such strategic plans, (ii) Parent and Merger Sub have made their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, business plans and other forward-looking information, as well as such strategic plans, furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, business plans and other forward-looking information or strategic plans), and (iii) none of Parent, Merger Sub, their respective Affiliates or Representatives will have any claim against the Company or any of its stockholders, directors, officers, employees, Affiliates, advisors, agents, other Representatives, or any other Person with respect to any of the foregoing other than in the case of fraud.
Section 4.15   No Other Representations or Warranties.   Except for the representations and warranties expressly and specifically set forth in Article III, each of Parent and Merger Sub acknowledges and agrees that neither the Company nor any other Person on behalf of the Company makes any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries with respect to any other information provided to Parent or Merger Sub in connection with the Transactions, and Parent and Merger Sub are not relying on any representation or warranty, whether made by the Company, any of its Affiliates or their respective Representatives, except for the representations and warranties contained in Article III.
ARTICLE V
COVENANTS
Section 5.1   Conduct of Business of the Company.
(a)   The Company covenants and agrees that, during the period from the date hereof until the earlier of the Effective Time or the valid termination of this Agreement pursuant to Section 7.1 (the “Applicable Period”), except (i) as expressly contemplated or permitted by this Agreement, (ii) as disclosed in Section 5.1 of the Company Disclosure Letter, (iii) as required by applicable Law, or (iv) as Parent shall otherwise consent in writing (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall, and shall cause each of its Subsidiaries to, (A) conduct its business in the ordinary course of business in all material respects, and (B) use its commercially reasonable efforts to preserve the goodwill and current relationships of the Company or such Subsidiary, as applicable, with customers, suppliers and other Persons with which the Company or any of its Subsidiaries has material business relations; provided, that (x) no action by the Company Group with respect to matters specifically addressed by any provision of Section 5.1(b) shall be deemed a breach of this sentence unless such action constitutes a breach of such provision of Section 5.1(b), and (y) the failure of the Company Group to take any action prohibited by Section 5.1(b) will not constitute a breach of this Section 5.1(a).
(b)   Without limiting anything contained in Section 5.1(a) to the contrary, during the Applicable Period, except (1) as expressly contemplated or permitted by this Agreement, (2) as disclosed in Section 5.1 of the Company Disclosure Letter, (3) as required by applicable Law, or (4) as Parent shall otherwise consent in writing (which consent shall not be unreasonably withheld, conditioned or delayed), neither the Company nor any of its Subsidiaries shall:
(i)   amend or otherwise change its certificate of incorporation or bylaws or any similar governing instruments;
(ii)   other than the Merger contemplated hereby, merge or consolidate the Company or any of its Subsidiaries with any other Person, or liquidate, dissolve, restructure, recapitalize, or otherwise reorganize the Company or any of its Subsidiaries or adopt a plan or resolution providing for any such transaction;
(iii)   issue, deliver, sell, pledge, dispose of or encumber any shares of its capital stock, or issue any additional shares of, or securities convertible or exchangeable for, or warrants exercisable for, shares of its capital stock, or grant to any Person any right to acquire any shares of its capital stock or securities convertible or exchangeable therefor, except (A) pursuant to the exercise of Company Stock Options or settlement of Company RSUs or Company PSUs outstanding as of the date hereof; or (B) subject to Section 2.2(d), the issuance of Shares under the Company ESPP;
(iv)   declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock, except for dividends or other distributions by any direct or indirect wholly owned Subsidiary of the Company to the Company or any other direct or indirect wholly owned Subsidiary of the Company;
(v)   adjust, split, combine, redeem, repurchase or otherwise acquire any shares of capital stock of the Company (except in connection with the net settlement or cashless exercise of Company RSUs, Company Stock Options or Company PSUs outstanding as of the date hereof or permitted to be granted after the date hereof), or reclassify, combine, split, subdivide or otherwise amend the terms of its capital stock;
(vi)    (A) acquire (whether by merger, consolidation or acquisition of stock or assets or otherwise) any corporation, partnership or other business organization or division thereof as a going concern; or (B) sell or otherwise dispose of (whether by merger, consolidation or acquisition of stock or assets or otherwise) any corporation, partnership or other business organization or division thereof as a going concern;
(vii)   (A) enter into any new Contract that would have been a Material Contract under clause (ii) (provided that, for purposes of clause (ii), any references to a monetary threshold shall be deemed to refer to payments by, or to, the Company and its Subsidiaries of $1,500,000 or more in any annual period following the date hereof), (iii), (iv), (vii) (other than any licenses or Contracts related thereto entered into in the ordinary course of business), (viii), (ix), (x), (xiii) or (xv) of the definition thereof or that would have been a Contract with a Material Platform, in each case had it been entered into prior to the date of this Agreement, (B) amend (to the detriment of the Company or any of its Subsidiaries), or voluntarily terminate (excluding, for the avoidance of doubt, any expiration or lapse of the term of such Contract in accordance with its terms and conditions), any Material Contract, in each case excluding the automatic renewal or extension of any such Material Contract pursuant to its terms or on terms that are not less favorable in the aggregate to the Company Group than the existing terms thereof, or (C) waive, release or assign any rights, claims or benefits under any Material Contract other than to a wholly owned Subsidiary of the Company;
(viii)   authorize any capital expenditures in excess of the Company’s capital expenditure budget set forth on Section 5.1(b)(viii) of the Company Disclosure Letter, except for capital expenditures of less than $250,000 individually;
(ix)   (A) make any loans, advances or capital contributions to, or investments in, any other Person (other than a member of the Company Group), excluding extensions of trade credit pursuant to the terms of a Contract entered into prior to the date of this Agreement and advances of reasonable and documented out-of-pocket expenses to employees, in each case in the ordinary course of business, (B) incur or guarantee any indebtedness for borrowed money (excluding (x) any guaranty by one or more members of the Company in favor of one or more other members of the Company Group, and (y) borrowings incurred under the Company Credit Agreement in the ordinary course of business for working capital purposes and not to exceed $2,000,000 in the aggregate), or (C) create, incur or suffer to exist any Lien (other than Permitted Liens) upon any property or assets of the Company Group in connection with any indebtedness for borrowed money;
(x)   except to the extent required by the terms of a Company Benefit Plan, any Contract in effect as of the date hereof, or as contemplated by Section 5.7, (A) increase the compensation or benefits of any employee, director, executive officer or other Contingent Worker of the Company Group, other than ordinary course increases for employees and other Contingent Workers with annualized base compensation or service fees less than $250,000 (B) enter into, amend, modify, terminate or adopt any material Company Benefit Plan (excluding annual renewals of health or welfare benefits in the ordinary course of business), (C) accelerate the vesting or payment of, or the lapsing of forfeiture conditions with respect to, any stock options or other stock-based compensation or take any other action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any Company Benefit Plan, (D) enter into agreements with respect to, or grant any rights to any, termination, severance, change-in-control, transaction bonus, Tax gross-up or retention payments or benefits to any employee, director, executive officer or other Contingent Worker of the Company Group, (E) hire, promote, engage, furlough, or terminate (other than for cause) any employee or Contingent Worker with annualized base compensation or service fee in excess of $250,000 or (F) undertake any group layoff, mass dismissal, collective redundancy, closure, reduction-in-force, furlough or other similar action that would trigger advance notice obligations under the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar state, foreign or local Laws;
(xi)   except (A) as required by Law or (B) as set forth on Section 5.1(b)(xi) of the Company Disclosure Letter, and on reasonable prior written notice to Parent (to the extent permitted by Law), enter into, negotiate or modify a collective bargaining agreement or works agreement with, engage in any voluntary recognition of, or enter into a bargaining relationship with, a union or employee representative body representing or seeking to represent any employee or group of employees of the Company;
(xii)   (A) other than in the ordinary course of business, enter into, terminate or amend any material Contract with a professional employer organization or staffing agency or (B) enter into any Contract with a professional employer organization or staffing agency in a country in which the Company has no employees as of the date hereof;
(xiii)   implement or adopt any material change in its methods of accounting, except as may be required to conform to changes in applicable Law or GAAP;
(xiv)   (A) make, revoke or change any material Tax election, except for elections made in the ordinary course of business; (B) surrender any claim for a refund of material Taxes, (C) enter into any closing agreement with respect to material Taxes; (D) settle or compromise any material Tax liability related to Taxes; (E) change an annual Tax accounting period or adopt or change any material Tax accounting method; (F) file (or cause to be filed) any material amended Tax Return; (G) consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of material Taxes; (H) request any private letter ruling or other written advice or determination from a tax authority with respect to material Taxes or Tax matters; (I) change its residence for Tax purposes or, to the knowledge of the Company, establish a permanent establishment outside of its jurisdiction of incorporation for Tax purposes; or (J) become a party to a “listed transaction” within the meaning of U.S. Treasury Regulations Section 1.6011-4(b)(2);
(xv)   (A) compromise, settle or agree to settle any Action, or consent to the same, excluding compromises, settlements or agreements in the ordinary course of business that involve only the payment of money damages (x) not in excess of $500,000 individually or $2,000,000 in the aggregate (excluding monetary obligations that are funded by an insurance policy of the Company or any of its Subsidiaries), or (y) consistent with the reserves reflected in the Company’s balance sheet at March 31, 2026; or (B) except in the ordinary course of business, waive any right with respect to any material claim held by the Company Group in respect of any Action; provided, that the compromises, settlements or agreements of any Action for appraisal of any Dissenting Shares shall be subject solely to Section 2.5 (and not this Section 5.1(b)(xv));
(xvi)   (A) form any Subsidiary or acquire any equity interest in any other Person (other than in accordance with Contracts in effect on the date hereof), (B) enter into any new material line of business, or (C) open a new office of the Company Group in any country where no member of the Company Group has an office as of the date hereof;
(xvii)   fail to maintain, cancel, terminate or allow to lapse (in each case, in any material respect) without a commercially reasonable substitute therefor, any material Intellectual Property license;
(xviii)   terminate or cancel or make any material change to the structure, limits or terms and conditions of any insurance policies, including allowing any of the insurance policies to expire without renewing such insurance policies or obtaining comparable replacement coverage, except as would not reasonably be likely to be material to the Company Group, taken as a whole;
(xix)   sell, assign, transfer, convey, pledge, lease, license, encumber, abandon, allow to lapse, or otherwise dispose of any material assets or properties, except (A) with respect to tangible assets or properties in the ordinary course of business, (B) for transfers among the Company Group, or (C) with respect to Intellectual Property, non-exclusive licenses granted in the ordinary course of business;
(xx)   engage in any transaction with, or enter into any agreement, arrangement or understanding between the Company and its Subsidiaries, on the one hand, and any “affiliate” (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) of the Company, on the other hand, that would be required to be disclosed by the Company under Item 404 of Regulation S-K; or
(xxi)   authorize, agree to take, enter into any agreement, or otherwise become obligated to do or take any of the actions described in Section 5.1(b)(i) through Section 5.1(b)(xx);
provided that, notwithstanding anything to the contrary in this Agreement, the Parties acknowledge and agree that an e-mail from one or more of the individuals set forth on Section 5.1 of the Parent Disclosure Letter (or such other persons as Parent may specify by notice to the Company) specifically referencing this Section 5.1(b) and expressly granting consent shall constitute a valid form of consent of Parent for all purposes under this Section 5.1(b).
Section 5.2   No Control of the Company’s Business.   Nothing contained in this Agreement shall give Parent or Merger Sub, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, each member of the Company Group shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.
Section 5.3   Acquisition Proposals.
(a)   Except as expressly set forth in this Section 5.3, during the Applicable Period, the Company shall not, and shall cause its and its Subsidiaries’ respective directors, officers and employees not to, and shall instruct and use commercially reasonable efforts to cause the other Representatives of the Company and its Subsidiaries not to, directly or indirectly, (i) initiate, seek, solicit or knowingly facilitate or encourage any discussions, inquiries, proposals or offers that constitute, or would reasonably be expected to lead to, an Acquisition Proposal, (ii) enter into, engage, continue or otherwise participate in any negotiations or discussions, provide or cause to be provided any non-public information or data relating to the Company or any of its Subsidiaries, or afford access to the books or records or officers of the Company Group, in each case for the purpose of encouraging or knowingly facilitating the making, submission or announcement of any proposal or inquiry that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal (other than to refer an inquiring Person to this Section 5.3), (iii) enter into any Alternative Acquisition Agreement or enter into any agreement requiring the Company to abandon, terminate or fail to consummate the Transactions, or (iv) endorse, approve or recommend any proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal. The Company shall, and shall cause its and its Subsidiaries’ respective directors and officers to, and shall instruct and use commercially reasonable efforts to cause the other Representatives of the Company and its Subsidiaries to (A) immediately cease and cause to be terminated any existing activities, discussions or negotiations with any Persons (other than Parent, its Affiliates and their respective Representatives) conducted heretofore with respect to any Acquisition Proposal, (B) promptly (and in any event within two days) following the date of this Agreement, terminate all access granted to any Person (other than Parent, its Affiliates and their respective Representatives) and its Representatives to any physical or electronic dataroom established in connection with a potential Acquisition Proposal, and (C) promptly (and in any event within three days) following the date of this Agreement request that all Persons (other than Parent, its Affiliates and their respective Representatives) and their respective Representatives that have executed a confidentiality agreement in connection with its consideration of an Acquisition Proposal promptly return to the Company or destroy any non-public information concerning the Company Group that was previously furnished or made available to such Person or any of its Representatives by or on behalf of the Company in accordance with the terms of such confidentiality agreement. The Company agrees not to release or permit the release of any Person from, or to waive or permit the waiver or termination of any provision of, any standstill or similar provision of any agreement to which any of the Company or any Subsidiary of the Company is a party, other than to the extent that the Company Board or any committee thereof determines in good faith, after consultation with outside legal counsel, that the failure to provide such waiver, release or termination would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law.
(b)   Notwithstanding anything to the contrary in Section 5.3(a) at any time on or after the date hereof, but prior to obtaining the Required Company Stockholder Approval, the Company and its Representatives may, in response to an unsolicited bona fide written Acquisition Proposal that did not result from a breach of Section 5.3(a) (other than any such breach that is immaterial) and that the Company Board or any Company Committee determines in good faith, after consultation with the Company’s outside legal counsel and financial advisors, (x) constitutes or would reasonably be expected to lead to a Superior Proposal and (y) that the failure to take such action would be inconsistent with the Company Board’s fiduciary duties under applicable Law, (i) furnish information (including non-public information with respect to the Company Group), and afford access to the books or records or officers of the Company Group, to the Person making such Acquisition Proposal, pursuant to an Acceptable Confidentiality Agreement, (ii) engage or participate in discussions or negotiations with such Person and its Representatives regarding such Acquisition Proposal, and (iii) otherwise facilitate and encourage such Acquisition Proposal; provided, that, prior to, or substantially concurrently with, the time such information is provided or made available to such Person or its Representatives, the Company shall, subject to applicable Law and any applicable “clean team” or similar arrangement, provide or make available to Parent any non-public information concerning the Company or any of its Subsidiaries that is provided to the Person making such Acquisition Proposal or its Representatives which was not previously made available to Parent. The Company shall not provide (and shall not permit any of its Representatives to provide) any competitively sensitive (from an anti-trust perspective) non-public information in connection with actions permitted by this Section 5.3(b), except in accordance with “clean room” or other similar procedures designed to limit any adverse effect of the sharing of such information of the Company.
(c)   Subject to the permitted actions contemplated by clauses (d) and (e) below, and Section 7.1(c)(ii), during the Applicable Period, neither the Company Board nor any Company Committee shall (i) withdraw, qualify, amend or modify in a manner adverse to Parent or Merger Sub, or publicly propose to withdraw, qualify, amend or modify in a manner adverse to Parent or Merger Sub, the Company Board Recommendation or approve or recommend, or publicly propose to approve or recommend, any Acquisition Proposal, (ii) fail to include the Company Board Recommendation in the Proxy Statement, (iii) adopt, authorize, approve, endorse, declare advisable or recommend, or publicly propose to adopt, authorize, approve, endorse, declare advisable or recommend, any Acquisition Proposal made or received after the date hereof, (iv) fail to reaffirm publicly the Company Board Recommendation within five Business Days of a request therefor in writing from Parent following the public disclosure of an Acquisition Proposal (other than the type referred to in the following clause (v)) (it being understood that the Company will have no obligation to make such reaffirmation on more than three separate occasions as to any one Acquisition Proposal), (v) fail to recommend against any Acquisition Proposal that is a tender or exchange offer by a third party pursuant to Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act within ten Business Days after the commencement of such tender or exchange offer (any of such actions described in clauses (i) through (v), an “Adverse Recommendation Change”), or (vi) cause or permit the Company or any of its Subsidiaries to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, or other similar agreement (other than an Acceptable Confidentiality Agreement) relating to any Acquisition Proposal (an “Alternative Acquisition Agreement”). Notwithstanding anything to the contrary in this Agreement, the delivery of a written notice to Parent as contemplated by clause (d) or (e) below, or public disclosure that such notice has been delivered to Parent, shall not, in and of itself, be deemed to constitute an Adverse Recommendation Change or otherwise a violation of clause (i) above.

(d)   Notwithstanding anything to the contrary set forth in this Section 5.3 or any other provision in this Agreement to the contrary, if, prior to obtaining the Required Company Stockholder Approval, (A) the Company receives a bona fide written Acquisition Proposal that did not result from a breach of this Section 5.3 (other than any such breach that is immaterial), and (B) the Company Board or any Company Committee determines in good faith, after consultation with the Company’s outside legal counsel and financial advisors, that such Acquisition Proposal constitutes a Superior Proposal and the failure to effect an Adverse Recommendation Change or terminate this Agreement pursuant to Section 7.1(c)(ii) would be inconsistent with its fiduciary duties pursuant to applicable Law, the Company Board or any Company Committee may, prior to obtaining the Required Company Stockholder Approval, (i) make an Adverse Recommendation Change, or (ii) terminate this Agreement to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal in accordance with Section 7.1(c)(ii) or authorize, resolve, agree or propose publicly to take any such action, if, in each case, all of the following conditions are met:
(i)   (A) the Company shall have provided to Parent four Business Days’ prior written notice, that shall (1) state expressly that the Company has received a written Acquisition Proposal that constitutes a Superior Proposal, (2) include as exhibits thereto an unredacted copy of the Alternative Acquisition Agreement and any other Contracts available to the Company to be entered into in connection with such Acquisition Proposal that the Company received, and (3) state expressly that, subject to any revisions to the terms and conditions of this Agreement, the Company Board or any Company Committee has determined to make an Adverse Recommendation Change or to terminate this Agreement in accordance with Section 7.1(c)(ii) in order to enter into the Alternative Acquisition Agreement, as applicable (provided, that in the case of this clause (A), the Company shall be required to provide Parent with a new notice, and an additional three Business Day period hereunder from the time of Parent’s receipt of such new notice, if the applicable alternative acquiror amends any of the financial terms or amends any other material term or condition of the applicable Superior Proposal before the Company Board or any Company Committee makes such Adverse Recommendation Change or terminates this Agreement), and (B) prior to making such Adverse Recommendation Change or terminating this Agreement in accordance with Section 7.1(c)(ii), as applicable, the Company shall have, and shall have caused its directors, officers and employees to have, and shall have instructed and used commercially reasonable efforts to cause its other Representatives to have, negotiated and engaged in good faith with Parent (to the extent Parent has made a request in writing to the Company to engage) during such four Business Day period (subject to any applicable extensions), which may be on a non-exclusive basis, to permit Parent to propose adjustments to the terms and conditions of this Agreement such that the Alternative Acquisition Agreement ceases to constitute a Superior Proposal; and
(ii)   following the four Business Day period (subject to any applicable extensions), the Company Board or any Company Committee shall have determined, in good faith, after consultation with its financial advisors and outside legal counsel, that, in light of such Superior Proposal and taking into account any revised terms proposed in writing by Parent, such Superior Proposal continues to constitute a Superior Proposal and that the failure to make such Adverse Recommendation Change or to terminate this Agreement in accordance with Section 7.1(c)(ii), as applicable, would be inconsistent with the directors’ fiduciary duties under applicable Law.
(e)   Notwithstanding anything to the contrary set forth in this Section 5.3 or any other provision in this Agreement to the contrary, upon the occurrence of any Intervening Event, the Company Board or any Company Committee, at any time prior to the adoption of this Agreement by the Required Company Stockholder Approval, may make an Adverse Recommendation Change if all of the following conditions are met:
(i)   the Company shall have (A) provided to Parent four Business Days’ prior written notice, which shall (1) set forth in reasonable detail information describing the Intervening Event and (2) state expressly that, subject to clause (ii) below, the Company Board or any Company Committee has determined to make an Adverse Recommendation Change and (B) prior to making such an Adverse Recommendation Change, to the extent Parent has made a request in writing to the Company to engage, negotiated and engaged in good faith with Parent, and shall have caused its directors, officers and employees to have, and shall have instructed and used commercially reasonable efforts to cause its other Representatives to have, negotiated and engaged in good faith with Parent, during such four Business Day period (subject to any applicable extensions) to consider any adjustments proposed by Parent to the terms and conditions of this Agreement such that the failure of the Company Board or any Company Committee to make an Adverse Recommendation Change in response to the Intervening Event in accordance with clause (ii) below would no longer be inconsistent with the Company Board’s fiduciary duties under applicable Law; and
(ii)   following the four Business Day period, the Company Board or any Company Committee shall have determined in good faith, after consultation with its outside legal counsel, that in light of such Intervening Event and taking into account any revised terms proposed in writing by Parent, the failure to make an Adverse Recommendation Change would be inconsistent with the directors’ fiduciary duties under applicable Law.
(f)   During the Applicable Period, the Company shall (i) promptly (and in any event within 24 hours after receipt of an Acquisition Proposal or any request for information or inquiry that would reasonably be expected to lead to an Acquisition Proposal) advise Parent in writing of any Acquisition Proposal or any request for information or inquiry that would reasonably be expected to lead to an Acquisition Proposal received by the Company or any of its Representatives and the material terms and conditions of any such Acquisition Proposal, request or inquiry (including, for the avoidance of doubt, the identity of the third party making such Acquisition Proposal, request or inquiry), and (ii) keep Parent reasonably informed, on a reasonably prompt basis (and in any event within 24 hours of any material development or material communication) of the status and material details (including material amendments or proposed material amendments) of any such Acquisition Proposal, request or inquiry (and provide Parent with a copy of any such written Acquisition Proposal and copies of any material written materials related thereto exchanged between the Company and such Person and/or their Representatives regarding such Acquisition Proposal or inquiry that would reasonably be expected to lead to an Acquisition Proposal).
(g)   Nothing set forth in this Agreement shall prevent the Company or the Company Board or any Company Committee from (i) disclosing to the stockholders of the Company any “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act, or (ii) taking and disclosing to Company stockholders such other position or disclosure contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act (or any similar communication to equity holders in connection with the making or amendment of a tender offer or exchange offer), or (iii) making any disclosure to the Company’s stockholders if, in the good faith judgment of the Company Board or any Company Committee, after consultation with its outside legal counsel, failure to do so would be inconsistent with its fiduciary duties under, or violate, applicable Law; provided, that any “stop, look and listen” statement, or any such similar statement also includes an express reaffirmation of the Company Board Recommendation. For the avoidance of doubt, this Section 5.3(g) shall not permit the Company Board or any Company Committee to make (or otherwise modify the definition of) an Adverse Recommendation Change.
Section 5.4   Access to Information; Confidentiality.
(a)   During the Applicable Period, upon reasonable prior written notice, the Company shall, and shall cause its Subsidiaries, officers and directors to, and shall instruct and use commercially reasonable efforts to cause its other Representatives to (i) afford to Parent reasonable access during normal business hours, consistent with applicable Law and the Confidentiality Agreement, to its properties, offices, other facilities, books and records and appropriate officers and employees, and (ii) furnish Parent with all financial, operating and other data and information relating to the Company Group as Parent shall reasonably request in writing, in each case subject to the limitations set forth in this Section 5.4. Notwithstanding the foregoing, (A) neither the Company nor any of its Subsidiaries shall be required to prepare, produce, compile or furnish any such data or information that is not already being prepared, produced or compiled by the Company or such Subsidiary, as the case may be, in the ordinary course of business, (B) any records, data or other information requested pursuant to the foregoing shall only be required to be delivered in the form in which it is ordinarily maintained, (C) any such investigation or consultation shall be conducted in such a manner as to not interfere unreasonably with the business or operations of the Company Group and (D) none of Parent, Merger Sub, nor their respective officers, employees or other Representatives shall be permitted to conduct any invasive environmental testing or sampling. Neither the Company nor any of its Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would (1) violate applicable Law, (2) constitute a waiver of or jeopardize the attorney-client or other privilege held by the Company or any of its Subsidiaries, (3) include personnel records of employees relating to individual performance or evaluation records, medical histories or other information which, in the Company’s good faith determination, is sensitive or the disclosure of which would violate applicable Law or could subject the Company or its Affiliates to risk of liability, or (4) include information reasonably pertinent to any adverse Action between the Company and its Affiliates, on the one hand, and Parent and its Affiliates, on the other hand; provided, that at Parent’s written request, the Company shall reasonably cooperate with Parent to cause such information to be provided in a manner that would not violate applicable Law or waive or jeopardize any privilege and enable Parent to enter into appropriate confidentiality, joint defense or similar documents or arrangements so that Parent may access the information (or a portion thereof) described in clauses (1), (2) and (3) above.
(b)   Notwithstanding anything to the contrary contained herein, but subject to Section 5.13(d), the Confidentiality Agreement, dated as of May 2, 2025, between Parent (or an Affiliate thereof) and the Company (the “Confidentiality Agreement”) shall remain in full force and effect in accordance with its terms until the Closing and thereafter shall terminate and be of no further force and effect.
(c)   From the date hereof until the Closing, without the Company’s prior written consent, each of Parent and Merger Sub shall not, and each shall cause its Affiliates and Representatives not to, contact any employees, independent contractors, customers, vendors, suppliers, or distributors of, or other third parties having business relationships with, the Company Group, other than in the ordinary course of Parent or its Affiliates’ businesses where such contact does not relate to the Company Group, this Agreement, or the Transactions and is in any event conducted in compliance with the terms of the Confidentiality Agreement.
Section 5.5   General Efforts.   Upon the terms and subject to the conditions set forth in this Agreement (including this Section 5.5) and subject to any different standard set forth herein with respect to any covenant or obligation (including Section 5.1 and Section 5.6), Parent and Merger Sub shall (and shall cause their respective Affiliates to, if applicable), on the one hand, and the Company shall (and shall cause its Subsidiaries to), on the other hand, use their respective commercially reasonable efforts to (a) take (or cause to be taken) all actions; (b) do (or cause to be done) all things; and (c) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable to consummate and make effective, as promptly as reasonably practicable, the Transactions, including by (i) causing the conditions to the Merger of the other Parties set forth in Article VI to be satisfied (but not waived) and (ii) (A) obtaining all consents, waivers, approvals, orders and authorizations from Governmental Entities; and (B) making all registrations, declarations and filings with Governmental Entities, in each case of this clause (ii) that are necessary or advisable to consummate the Transactions. In furtherance of the foregoing, subject to applicable Law, each of the Company and Parent shall use commercially reasonable efforts to promptly notify each other of (x) any notice or other communication received by such Party from any Governmental Entity in connection with the Transactions or from any Person alleging in writing that the consent of such Person is or may be required in connection with the Transactions, (y) any Action commenced or, to such Party’s knowledge, threatened in writing against, relating to or involving or otherwise affecting such Party or any of its Subsidiaries which relates to the Transactions, or (z) any effect, occurrence, change or event that has caused, or would reasonably be expected to cause, any of the conditions set forth in Article VI not to be satisfied. This Section 5.5 shall not apply to any filings, submissions, notifications (or drafts thereof) required under Antitrust Laws or Foreign Investment Laws, which shall be governed by Section 5.6.
Section 5.6   Regulatory.
(a)   Upon the terms and subject to the conditions of this Agreement, each of the Parties shall use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and cooperate with each other in order to do, all things reasonably necessary, proper or advisable under all applicable Antitrust Laws and Foreign Investment Laws to consummate the Transactions at the earliest practicable date (and in any event no later than the Termination Date), including: (i) causing the preparation and filing as promptly as reasonably practicable of all forms, registrations and notices required to be filed to consummate the Merger and the other Transactions and the taking of such actions as are reasonably necessary to obtain any requisite consent or expiration of any applicable waiting period under any Antitrust Laws or Foreign Investment Laws; (ii) using reasonable best efforts to defend all Actions (including by appeal if necessary), whether judicial or administrative, by or before any Governmental Entity challenging this Agreement or the consummation of the Transactions; and (iii) using reasonable best efforts to resolve any objection asserted with respect to the Transactions under any Antitrust Law or Foreign Investment Laws and to prevent the entry of any court order, and to have vacated, lifted, reversed or overturned any injunction, decree, ruling, order or other action, whether temporary, preliminary or permanent, of any Governmental Entity that would prevent, prohibit, restrict, interfere with, hinder or delay the consummation of the Transactions.
(b)   In furtherance and not in limitation of the provisions of Section 5.6(a), each of the Parties, as applicable, shall (i) prepare and file as promptly as practicable (and in any event no later than ten Business Days from the date of this Agreement) an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Transactions, which form shall specifically request early termination of the waiting period prescribed by the HSR Act, and (ii) prepare and file as promptly as practicable appropriate filings (and in any event no later than 20 Business Days from the date of this Agreement and in draft form, where applicable) under the Antitrust Laws and Foreign Investment Laws in the jurisdictions set forth in Section 3.4(b) of the Company Disclosure Letter. Parent shall pay all filing fees and other charges for the filings required under the Antitrust Laws and Foreign Investment Laws by the Company and Parent.
(c)   If a Party receives a request for additional information or documentary material from any Governmental Entity with respect to this Agreement or the Transactions, including a “Second Request” under the HSR Act, then such Party shall in good faith make, or cause to be made, as soon as reasonably practicable and after consultation with the other Parties, a response which is, at a minimum, in substantial compliance with such request. Any decision to withdraw or refile any filing or stay, toll or extend any waiting period under the HSR Act or entry into any agreement with any Governmental Entity to delay the consummation of the Transactions shall be subject to the procedures of Section 5.6(e).
(d)   The Parties shall keep each other reasonably apprised of the status with respect to the matters set forth in this Section 5.6 and work cooperatively in connection with obtaining the approvals of or clearances under Antitrust Laws and Foreign Investment Laws from each applicable Governmental Entity, including:
(i)   promptly cooperating with each other in connection with filings or submissions required to be made by any Party under any Antitrust Law or Foreign Investment Laws and liaising with each other in relation to each step of the procedure before the relevant Governmental Entities and as to the contents of all communications with such Governmental Entities. In particular, to the extent permitted by Law or Governmental Entity, no Party will make any notification or other filing in relation to the Transactions with any Governmental Entity, including draft filings submitted to any Governmental Entity and the initial filings under the HSR Act and otherwise set forth in Section 5.6(b), without first providing the other Party with a copy of such notification in draft form and giving such other Party a reasonable opportunity to discuss its content before it is filed with the relevant Governmental Entities, and such first Party shall consider and take account of all reasonable comments timely made by the other Party in this respect;
(ii)   promptly furnishing to the other Party all information within its possession that is required for any application or other filing to be made by the other Party pursuant to applicable Law in connection with the Transactions;
(iii)   promptly notifying each other of any substantive communications, and furnishing each other with copies of all substantive written correspondence, filings and instruments, from or with any Governmental Entity, in each case with respect to the matters set forth in this Section 5.6;
(iv)   ensuring, to the extent permitted by applicable Law or Governmental Entity, that each of the parties is entitled to attend and participate in any meetings with or other appearances before any Governmental Entity with respect thereto;

(v)   consulting and cooperating with one another in connection with all analyses, appearances, meetings, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any Party in connection with proceedings under or relating to the Antitrust Laws or Foreign Investment Laws; and
(vi)   without prejudice to any rights of the Parties, consulting and cooperating in all respects with the other in defending all lawsuits and other proceedings by or before any Governmental Entity challenging this Agreement or the consummation of the Transactions.
(e)   Notwithstanding anything to the contrary in this Agreement, Parent and the Company shall jointly develop and direct all matters with any Governmental Entity consistent with their respective obligations under this Section 5.6 and shall jointly devise and implement in good faith the strategy for obtaining any necessary antitrust or competition consents, registrations, approvals, and clearances, together with all related matters, under any Antitrust Law or Foreign Investment Law relating to the Transactions. Notwithstanding the foregoing, in the event of any disagreement or dispute between Parent and the Company relating to the strategy or appropriate course of action or content of any submission or filing made in connection with obtaining antitrust or competition consents, registrations, approvals, and clearances and clearance, together with all related matters, under any Antitrust Laws or Foreign Investment Laws, each of Parent and the Company shall escalate such disagreement or dispute to the Chief Executive Officer of Parent and the Chief Executive Officer of the Company for resolution. Each of Parent and the Company shall direct their respective Chief Executive Officers to cooperate with one another and to work in good faith to resolve such dispute as promptly as reasonably practicable. If such dispute is not resolved pursuant to the preceding sentence on or prior to the date that is five Business Days following the date on which such matter was referred to each Chief Executive Officer, subject to the other terms and conditions of this Section 5.6, Parent shall have the right to make the final determination with respect to such matter referred to the Chief Executive Officers of each such party.
(f)   Parent and Merger Sub shall not, and shall cause their respective controlled Affiliates not to, enter into any Contract, transaction, agreement, arrangement or understanding to effect any transaction if such Contract or transaction would reasonably be expected to (i) impose any material delay in the obtaining of, or materially increase the risk of not obtaining, any consent, approval, authorization, qualification or order from a Governmental Entity necessary for the consummation of the Transactions or the expiration or termination of any applicable waiting period under any Antitrust Law or Foreign Investment Law, (ii) materially increase the risk of any Governmental Entity entering an injunction, temporary restraining order or other order that would prohibit or delay the consummation of the Transactions under any Antitrust Law or Foreign Investment Law, or (iii) materially increase the risk of not being able to remove any such injunction or order on appeal or otherwise.
(g)   Notwithstanding anything to the contrary in this Agreement, the obligations of Parent and Merger Sub under this Section 5.6 shall include Parent and Merger Sub using their respective reasonable best efforts in committing to (and causing their respective Subsidiaries to commit to): (i) enter into any settlement, undertaking, consent decree, stipulation or agreement with or required by any Governmental Entity in connection with the Transactions; (ii) sell, divest, or otherwise convey any asset, category, portion or part of an asset or business of the Company Group, contemporaneously with or subsequent to the Effective Time; (iii) permit the Company Group to sell, divest, or otherwise convey any of the particular assets, categories, portions or parts of assets or businesses of the Company Group prior to the Effective Time; and (iv) license, hold separate (through the establishment of a trust or otherwise) or enter into similar arrangements or conduct restrictions with respect to its respective assets or the assets of the Company Group or the conduct of business arrangements or terminate any existing relationships and contractual rights and obligations; (v) obtain prior approval or other approval from a Governmental Entity, or submit a notification or otherwise notify any Governmental Entity, prior to consummating any future transaction (other than the Transactions) as a condition to obtaining any and all expirations of waiting periods under the HSR Act (or other Antitrust Laws or Foreign Investment Laws) or consents from any Governmental Entity necessary to consummate the Transactions; and (vi) otherwise take, or commit to take, actions after the Effective Time that are purely administrative in nature with respect to Parent, Merger Sub, the Company, the Surviving Corporation or any of their controlled Affiliates; provided, that Parent, on the one hand, and the Company Group, on the other hand, shall not be obligated to take any such actions (A) unless the taking of such action is conditioned upon the occurrence of the Effective Time, (B) if such action would reasonably be expected to have a material adverse effect on the value of the Transactions to Parent or (C) if such action would reasonably be expected to materially and adversely impact the day-to-day business of Parent and its Subsidiaries (including the offering, selling, licensing, marketing, promoting or use of any products or services of Parent and its Subsidiaries) as conducted as of the date of this Agreement (any such action described in clauses (B) or (C) of this proviso, a “Remedial Restriction”). Notwithstanding anything to the contrary in this Section 5.6, other than any actions that are purely administrative in nature, in no event shall Parent be obligated to take, or commit to take, any actions that limit Parent’s freedom of action with respect to, or its ability to retain or exercise rights of ownership or control with respect to, entities, businesses, divisions, operations, products or product lines, assets, Intellectual Property or businesses of Parent and its Subsidiaries, other than, after the Effective Time, the Company Group.
(h)   Notwithstanding anything to the contrary in this Section 5.6, any materials exchanged in connection with this Section 5.6 may be redacted as necessary to address reasonable privilege or confidentiality concerns, and to remove references concerning valuation or other competitively sensitive material, and the Parties may, as they deem advisable and necessary, designate any materials provided to the other under this Section 5.6 as “outside counsel only.”
(i)   Without limiting Parent’s and Merger Sub’s other obligations under this Section 5.6, Parent shall (acting reasonably and in good faith) be entitled to direct the defense of this Agreement and the Transactions before any Governmental Entity and take the lead in the scheduling of, and strategic planning for, any meetings with, and the conducting of negotiations with, Governmental Entities regarding (i) the expiration or termination of any applicable waiting period relating to the Transactions under any Antitrust Laws or Foreign Investment Laws, or (ii) obtaining any consent, approval, waiver, clearance, authorization or permission from a Governmental Entity, in each case so long as Parent consults (A) in advance with the Company and in good faith takes the Company’s views into account regarding the overall strategic direction of any such defense, meetings or negotiations and (B) with the Company prior to taking any material substantive positions, making dispositive motions or other material substantive filings or submissions or entering into any negotiations concerning such defense, meetings or negotiations.
Section 5.7   Employee Matters.
(a)   Without limiting any additional rights that any current or former employee of the Company or any of its Subsidiaries (each, a “Company Employee”) may have under any Company Benefit Plan or applicable Law, and except as otherwise agreed in writing between Parent and a Company Employee, Parent will cause the Surviving Corporation and each of its Subsidiaries, as applicable, for a period commencing at the Effective Time and ending on the first anniversary thereof (or such earlier date of the Company Employee’s termination of employment), to maintain for each Company Employee (i) cash compensation levels (such term to include salary, base wage rate, target bonus opportunities, commission opportunities and severance, but not to include retention, transaction, or change in control compensation) that are each no less favorable than those provided or made available to such Company Employee, or to which such Company Employee had a legally binding right (whether or not subject to any conditions) as of immediately prior to the Effective Time, and (ii) employee benefits (excluding defined benefit plans, retiree welfare arrangements, deferred compensation, equity and equity-based compensation long term incentives, retention, transaction, or change in control compensation) that are in the aggregate no less favorable than the employee benefits provided to similarly situated employees of Parent and its Subsidiaries.
(b)   As of and after the Effective Time, Parent will, or will cause the Surviving Corporation to, give each Company Employee full credit for purposes of eligibility, vesting, and benefit accruals (but not for purposes of benefit accruals under any defined benefit pension plans) under each employee benefit (including vacation) plan, program, policy, and arrangement maintained as of and after the Effective Time by Parent, any of its Subsidiaries, or the Surviving Corporation (each, a “Parent Plan”) for the Company Employee’s service with the Company, its Subsidiaries, and their predecessor entities to the same extent recognized by the Company Group under the comparable Company Benefit Plan immediately prior to the Effective Time; provided, that the foregoing shall not apply (A) to the extent that its application would result in a duplication of benefits, (B) for any purpose under any retiree welfare arrangement or incentive compensation plan, (C) for purposes of any Parent Plan under which similarly situated employees of Parent and its Subsidiaries do not receive credit for prior service with Parent and its Subsidiaries, or (D) for purposes of any Parent Plan that is grandfathered or frozen, either with respect to level of benefits or participation. With respect to each Parent Plan that is a “welfare benefit plan” (as defined in Section 3(1) of ERISA), Parent and its Subsidiaries will use commercially reasonable efforts to (i) cause there to be waived any pre-existing condition or eligibility limitations and (ii) give effect, in determining any deductible and maximum out-of-pocket limitations, to claims incurred and amounts paid by, and amounts reimbursed to, Company Employees under similar plans maintained by the Company Group immediately prior to the Effective Time during the applicable plan year as if such claim was incurred under or amount was paid or reimbursed by such Parent Plan.
(c)   With respect to the Company’s fiscal year in which the Closing occurs, Parent shall, or shall cause one of its Affiliates (including, following the Effective Time, the Surviving Corporation) to, pay, pursuant to each Company Benefit Plan that is a bonus or incentive plan (the “Bonus Plans”), a bonus to each Company Employee who is a Bonus Plan participant, that is equal to the greater of (x) 100% of such Company Employee’s target bonus for such year and (y) such Company Employee’s bonus amount earned based on actual performance for such fiscal year in accordance with such Bonus Plan, in either case at such time as bonuses paid under the Bonus Plans are paid in the ordinary course of business consistent with past practice.
(d)   If Parent so requests in writing at least ten Business Days prior to the Closing Date, the Company shall deliver or cause to be delivered to Parent duly adopted resolutions of the Company or its Subsidiary, as applicable, that (i) terminate each Company Benefit Plan intended to be qualified under Section 401(a) of the Code (the “401(k) Plan”), (ii) amend or authorize the amendment of the 401(k) Plan as necessary to bring it current with all applicable legally required plan amendments, and (iii) fully vest all participants under the 401(k) Plan, in each case, effective no later than the Business Day preceding the Closing Date, in each case, in compliance with the terms of such 401(k) Plan and the requirements of applicable Law.
(e)   Employee and Contingent Worker Census; Equity Capitalization Schedule.
(i)   Within 30 calendar days following the date hereof, the Company shall provide a list of all individuals who are employees of the Company or any of its Subsidiaries as of the date hereof, including any employee who is on a leave of absence of any nature, paid or unpaid, authorized or unauthorized, and sets forth for each such individual the following, in each case, to the extent that disclosure is allowed under to applicable Laws: (A) name (or anonymous identifier if required by applicable Laws), (B) employing entity, (C) work location (by country, state/province and city), (D) title or position (including whether full time or part time), (E) hire date, (F) current annual salary or base hourly rate of pay, (G) eligibility for commission, bonus or other incentive based compensation, (H) amount of accrued and unused vacation and sick time for current calendar year (for U.S. employees only), (I) whether classified as overtime exempt or non-exempt (for U.S. employees only), and (J) whether employed on an at-will basis (for U.S. employees only) (the “Employee Census”).
(ii)   Within 30 calendar days following the date hereof, the Company shall provide a list of all individuals who are providing services to the Company or any of its Subsidiaries as of the date hereof and are compensated as other than W-2 or statutory employees (“Contingent Workers”), including individual consultants, individual independent contractors, leased employees, employees of an employer of record, and temporary employees, and sets forth for each individual the following, in each case, to the extent that disclosure is allowed under applicable Laws: (A) name of the Contingent Worker (or anonymous identifier if required by applicable Laws), (B) name of the engaging entity, (C) a description of services provided, (D) the location where services are provided (by country and state/province), and (E) whether engaged directly or through an employer of record, staffing agency or other third party (and if an employer of record, staffing agency or other third party, the name of the employer of record, staffing agency or other third party) (the “Contingent Worker Census”).

(iii)   Within 30 calendar days following the date hereof, the Company shall provide a list, as of the Capitalization Date, of each outstanding Company Stock Option, Company PSU and Company RSU, including the holder, date of grant, the number of Shares subject to such Company Stock Options, Company RSUs or Company PSUs, as applicable, as of the date of this Agreement (with Company PSUs disclosed assuming that applicable performance goals are achieved at “target” levels), exercise price (if applicable) and, expiration date (if applicable), vesting schedule, and, in the case of Company Stock Options, whether such Company Stock Option is intended to constitute an “incentive stock option” (within the meaning of Section 422 of the Code) (the “Equity Award Schedule”).
(iv)   Within two weeks following Parent’s written request, but in no event more frequently than every 60 calendar days, the Company shall provide an updated Employee Census, an updated Contingent Worker Census and an updated Equity Award Schedule, in each case, as of the date of Parent’s request.
(f)   Except as set forth in this Section 5.7, nothing contained in this Agreement will (i) be treated as an amendment to any Company Benefit Plan, Parent Plan or any other employee benefit plan of Parent and its Subsidiaries, (ii) obligate Parent or the Surviving Corporation to maintain any particular benefit plan or arrangement, or (iii) prevent Parent or the Surviving Corporation from amending or terminating any benefit plan or arrangement. Nothing herein is intended to provide any Company Employee, former employee or current or former service provider of the Company Group (or any beneficiaries or dependents thereof) any third-party beneficiary rights under this Agreement. Nothing contained herein, express or implied, is intended to confer upon any Company Employee of the Company Group any right to continued employment for any period.
Section 5.8   Takeover Laws.   If any Takeover Law is or becomes applicable to this Agreement or the Transactions, each of the Company and Parent and their respective boards of directors shall use their respective commercially reasonable efforts to grant such approvals and take such actions as are necessary to ensure that the Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Takeover Law on this Agreement and the Transactions.
Section 5.9    Indemnification, Exculpation and Insurance.
(a)   Except as may be required by applicable Law, Parent and the Company agree that all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time (whether asserted or claimed prior to, at or after the Effective Time) and rights to advancement of expenses relating thereto now existing in favor of any present (as of the Effective Time) and former officer and director of any member of the Company Group and each other Person who is as of the date of this Agreement, or who thereafter commences prior to the Effective Time, serving at the request of any member of the Company Group as a director or officer of another Person (the “Indemnified Parties”), as provided in the certificate of incorporation or bylaws (or comparable organizational documents) of the Company Group or in any indemnification agreement between such Indemnified Party and the Company Group made available to Parent prior to the date hereof shall survive the Merger and continue in full force and effect, and shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Party and shall be assumed by the Surviving Corporation in the Merger, without further action, at the Effective Time.
(b)   For a period of six years from the Effective Time, Parent shall cause the Surviving Corporation to, at Parent’s sole election, (i) cause to be maintained in effect the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company Group, (ii) cause to be provided substitute policies or (iii) purchase a “tail policy,” in each case of the foregoing clauses (i) through (iii), of at least the same coverage and amounts and containing other terms and conditions that are not less advantageous in the aggregate than the directors’ and officers’ liability insurance coverage and fiduciary liability insurance currently maintained by the Company Group with respect to claims arising from facts or events that occurred at or before the Effective Time (with insurance carriers having at least an “A” rating by A.M. Best with respect to directors’ and officers’ liability insurance); provided, that after the Effective Time, the Surviving Corporation shall not be required to pay with respect to such insurance policies in respect of any one policy year annual premiums in excess of 300% of the last annual premium paid by the Company prior to the date hereof in respect of the coverage required to be obtained pursuant hereto, but in such case shall purchase as much coverage as reasonably practicable for such maximum amount; provided, further, that if the Surviving Corporation elects to purchase an insurance policy and the annual coverage thereunder costs more than 300% of such last annual premium, the Surviving Corporation shall purchase the maximum amount of annual coverage that can be obtained for 300% of such last annual premium. At the Company’s option, the Company may purchase, prior to the Effective Time, a six-year prepaid “tail policy” on terms and conditions (in both amount and scope) providing substantially equivalent benefits as the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company Group with respect to matters arising on or before the Effective Time, covering without limitation the Transactions. If such prepaid tail policy has been obtained by the Company prior to the Effective Time, Parent shall cause such policy to be maintained in full force and effect, for its full term, and cause all obligations thereunder to be honored by the Surviving Corporation.
(c)   In the event that the Surviving Corporation or Parent or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers, conveys or disposes of all or a majority of its properties and assets to any Person or engages in any division transaction, then, and in each such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation or Parent, as the case may be, shall succeed to the obligations set forth in this Section 5.9.
(d)   The indemnification provided for herein shall not be deemed exclusive of any other rights to which an Indemnified Party is entitled, whether pursuant to Law, Contract or otherwise.
Section 5.10   Rule 16b-3.   Prior to the Effective Time, the Company will take such steps as may be reasonably necessary or advisable hereto to cause dispositions of Company equity securities (including derivative securities) pursuant to the Transactions by each individual who is a director or officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Section 5.11   Public Announcements.   The initial press release announcing the execution and delivery of this Agreement shall be a joint release of Parent and the Company. Following such initial press release, each of Parent (or its applicable Affiliate) and the Company shall reasonably consult with each other before issuing, and give each other a reasonable opportunity to review and comment upon, any press release or other public statement with respect to this Agreement and the Transactions and shall not issue any such press release or make any public announcement without the prior consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed, except (a) as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with, or rule or regulation of, any national securities exchange or national securities quotation system if such Party has, to the extent permitted by applicable Law, used its commercially reasonable efforts to consult with the other Party hereto, and given good faith consideration to any input received, prior to the time such disclosure is so required to be issued, (b) with respect to an Acquisition Proposal or Adverse Recommendation Change made in accordance with this Agreement, (c) to enforce rights and remedies under this Agreement, and (d) the Company may make any press release, public statement or filing to be issued or made pursuant to Section 5.3(g); provided that the foregoing shall not apply to any public statement, disclosure, or communication so long as such statement, disclosure, or communication is substantially similar in tone and substance with previous public statements, disclosures, or communications made by the Company or Parent, as applicable, or to the extent that they have been reviewed and previously approved by both the Company and Parent. Notwithstanding the foregoing provisions of this Section 5.11, subject to the terms and conditions of the Confidentiality Agreement, (i) Parent, Merger Sub and the Financing Sources may make customary announcements and communications in connection with the arrangement of the Debt Financing to the extent permitted by Section 5.13(d), and (ii) any Affiliate of Parent that is a private equity or other investment fund or investment vehicle, or any manager or general partner of any such fund or investment vehicle, may, in the ordinary course of business and to the extent necessary in connection with its customary fundraising, marketing, informational or reporting activities, on a confidential basis, report and disclose to its partners, investors, potential investors or similar parties, general information regarding this Agreement and the Transactions, in each case subject to customary obligations of confidentiality with respect to non-public information. For the avoidance of doubt, any public filings providing notice to or seeking approval from any Governmental Entity made pursuant to Section 5.6 shall be governed by Section 5.6 and not this Section 5.11.
Section 5.12   Obligations of Merger Sub.   Parent shall take all action necessary to cause Merger Sub and the Surviving Corporation to timely perform their respective obligations under this Agreement, including with respect to the consummation of the Transactions. Parent, in its capacity as the sole stockholder of Merger Sub, shall execute and deliver to Merger Sub and the Company a written consent approving the adoption of this Agreement in accordance with the DGCL immediately following the execution and delivery of this Agreement by the Parties.
Section 5.13   Financing Cooperation.
(a)    During the Applicable Period, the Company shall, and shall cause its Subsidiaries and its and their respective Representatives to, use commercially reasonable efforts to provide such cooperation in connection with the arrangement of the Debt Financing as is reasonably requested by Parent and is customarily provided for issuers in financings of the type contemplated by the Debt Commitment Letter; provided, that the Company shall in no event be required to provide (or cause its Subsidiaries or its and their respective Representatives to provide) any such assistance that would reasonably be expected to unreasonably interfere with its or its Subsidiaries’ business operations. Subject to the foregoing, such assistance shall include using commercially reasonable efforts to do the following, each of which shall be at Parent’s request with reasonable prior notice and at Parent’s sole cost and expense (other than costs and expenses related to the provision of Company Required Information pursuant to clause (i) below, which shall be borne by the Company): (i) as promptly as practicable, furnish, or cause to be furnished to, Parent the Company Required Information; (ii) participate (and cause appropriate members of senior management of the Company to participate) in a reasonable number of meetings which shall be telephonic or held by videoconference (unless otherwise reasonably agreed to by the Company) and at reasonable times and with reasonable advance notice; (iii)   unless otherwise agreed, provide, at least three Business Days prior to the Closing Date, documentation and other information reasonably requested in writing by Parent at least ten Business Days prior to the Closing Date and required by the Financing Sources under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the requirements of 31 C.F.R. §1010.230; (iv) solely with respect to financial information and data derived from the Company’s historical books and records, provide reasonable and customary assistance to Parent with the preparation of pro forma financial information and pro forma financial statements to the extent reasonably requested by Parent or the Financing Sources and customary to be included in any marketing materials or Offering Documents or of the type required by the Debt Commitment Letter (provided, that the Company shall not be responsible for the preparation of any pro forma financial statements or pro forma adjustments thereto); (v) provide reasonable and customary assistance to Parent and the Financing Sources in the preparation of customary Offering Documents, syndication memoranda, ratings agency presentations and other marketing material for the Debt Financing, including the execution and delivery of customary authorization letters related thereto (including customary representations with respect to the absence of material non-public information in the public-side versions of documents and the absence of material misstatements or omissions) (which shall, in any event, contain customary language exculpating the Company Group and its Affiliates and representatives with respect to any liability related to the unauthorized use or any misuse of the contents of such information or any other marketing materials by the recipients thereof) and customary financial officer and similar certificates with respect to certain financial information of the Company in the Offering Documents not otherwise covered by a “comfort” letter to the extent reasonably requested by the underwriters or initial purchasers of such offering; (vi) cooperate with Parent to obtain customary corporate and facilities credit ratings; (vii) cooperate with the Financing Sources’ due diligence, to the extent customary and reasonable; (viii) assist in the preparation and negotiation, and in the execution and delivery at Closing, of the Debt Financing Documents, including assistance with the preparation of schedules and exhibits thereto or other customary informational requirements relating to the Company and its Subsidiaries as are requested by Parent, provide a customary perfection certificate required in connection with the Debt Financing and other customary documents as may be reasonably requested by Parent or the Financing Sources, and otherwise assist in facilitating the creation and perfection of the security interests in the collateral contemplated by the Debt Financing, in each case, to the extent required to facilitate the satisfaction on a timely basis of the Financing Conditions set forth in the Debt Commitment Letter that are within its control (provided, that no such document or certificate or the creation or perfection of any security interest in any of the equity of or assets owned by the Company and its Subsidiaries shall be effective prior to the Effective Time and, in the case of the Debt Financing Documents, solely to the extent drafts thereof are provided to appropriate representatives of the Company Group reasonably in advance of Closing); and (ix) facilitate customary cooperation and assistance of the Company’s independent auditors to (A) provide customary “comfort” letters (including “negative assurance” and change period comfort) and (B) if reasonably necessary, attend accounting diligence sessions (so long as the Company Group participates therein).
(b)   Notwithstanding anything to the contrary in this Agreement, nothing in this Section 5.13 shall require any such cooperation to the extent that it would (i) require the Company to waive or amend any terms of this Agreement or require the Company Group or its or their Representatives (each, a “Company Party”), to incur any liability or make any payment, in each case, prior to the Closing (other than liabilities and payments that are subject to reimbursement and/or indemnification pursuant to Section 5.13(e)), (ii) require any Company Party to (A) agree to make any payment (including any commitment or other fee or any expense reimbursement) in connection with the Debt Financing, except those that will be made only after the Closing in the case of the Company Group, or (B) incur any other liability or give any indemnity or otherwise commit to take any action (including any corporate or comparable action), except those that will be effective only at or after the Closing in the case of the Company Group, (iii) unreasonably interfere with the ongoing business or operations of any Company Party, (iv) require any Company Party to take any action that would reasonably be expected to (A) jeopardize any attorney-client or other applicable legal privilege or protection, (B) violate its respective certificates of incorporation or bylaws (or comparable documents), (C) violate any applicable Law, (D) constitute a default, or give rise to any right of termination, cancellation or acceleration of any right or obligation of such Person or to a loss of any benefit to which such Person is entitled, in each case under any provision of any material Contract binding upon such Person, (E) result in the creation or imposition of any Liens on any asset of such Person prior to the Closing, (F) be in conflict with the terms of this Agreement, (G) result in any significant interference with the prompt and timely discharge of the duties of any director, manager, officer, general or limited partner, employee, counsel, financial advisor, auditor, agent or other authorized representative of the Company Group, (H) require any Company Party to enter into or approve any definitive agreement or document related to the Debt Financing that is effective prior to the Closing (other than customary authorization letters and customary representation letters), (I) result in any Company Party incurring any personal liability with respect to any matters relating to the Debt Financing (other than customary authorization letters and customary representation letters in connection with the marketing efforts for the Debt Financing; provided that any such information distributed in connection with the foregoing shall contain customary language which shall exculpate the Company Parties with respect to any liability related to the unauthorized use or misuse of the contents of such information or related marketing materials by the recipients thereof), (J) cause any condition to Closing set forth in this Agreement to fail to be satisfied by the Closing or otherwise result in a breach of this Agreement by the Company or (K) require any Company Party to (1) prepare or deliver any pro forma financial information, projections or other forward-looking financial information, (2) change any of their respective fiscal periods, (3) prepare any financial statements of the Company Group, (4) provide any financial or other information that is not readily available, historically prepared, maintained in the ordinary course of business and customarily required for the arrangement of debt financings similar to the Debt Financing (and none of such financial or other information shall be required to be prepared in compliance with Regulation S-X) or (5) execute or deliver any certificate (including any solvency certificate), legal opinion, agreement, arrangement, document or instrument relating to the Debt Financing, and in no event shall any action, liability or obligation of the Company Group under any such certificate, agreement, arrangement, document or instrument (including, in each case, the execution thereof) relating to the Debt Financing be required to be effective prior to the Closing (other than customary authorization letters and customary representation letters in connection with the marketing efforts for the Debt Financing; provided that any such information distributed in connection with the foregoing shall contain customary language which shall exculpate the Company Parties with respect to any liability related to the unauthorized use or misuse of the contents of such information or related marketing materials by the recipients thereof). The Parties agree that any information with respect to the prospects and plans for the Company’s business and operations in connection with the Debt Financing will be the sole responsibility of Parent and Merger Sub, and no Company Party shall be required to provide any information or make any representations with respect to capital structure, the incurrence of the Debt Financing, other pro forma information relating thereto or the manner in which each of Parent and Merger Sub intends to operate, or cause to be operated, the Company’s business after the Closing.
(c)   The Company shall have the right to review and comment on marketing materials used in connection with the arrangement of the Debt Financing prior to the dissemination of such materials to potential lenders or other counterparties to any proposed financing transaction (or filing with any Governmental Entity); provided, that the Company shall communicate its comments, if any, to Parent and its counsel within a reasonable period of time under the circumstances and taking into account the nature of such marketing materials.
(d)   Notwithstanding anything to the contrary, all non-public or other confidential information regarding the Company Group obtained by Parent, Merger Sub or their respective Representatives pursuant to this Section 5.13 shall be kept confidential in accordance with the Confidentiality Agreement; provided, that such information may be disclosed to any Financing Sources or prospective Financing Sources and other financial institutions and investors that are or may become parties to the Debt Financing and to any underwriters, initial purchasers or placement agents in connection with the Debt Financing (and, in each case, to their respective counsel and auditors) so long as such Persons (i) agree to be bound by confidentiality provisions substantially similar to those in the Confidentiality Agreement as if parties thereto, (ii) enter into or are otherwise subject to confidentiality arrangements customary for financing transactions of the same type as the Debt Financing (which shall, in any event, require affirmative acceptance of such arrangements, including pursuant to customary “click-through” confidentiality undertakings), (iii) are subject to other confidentiality undertakings reasonably satisfactory to the Company and of which the Company is a beneficiary or (iv) in the case of rating agencies, receive such information on a customary and confidential basis. The Company hereby consents to the use of the logos of the Company Group in connection with any such Debt Financing; provided, that such logos shall be used solely in a manner that is not intended or reasonably likely to harm, disparage or otherwise adversely affect the Company Group, their reputation or goodwill.
(e)   Parent shall indemnify and hold harmless the Company Group, and each of their respective directors, officers, employees, agents and other Representatives, from and against any and all liabilities, costs or expenses suffered or incurred in connection with the Debt Financing or any information, assistance or activities provided in connection therewith, except to the extent arising from (i) any material inaccuracy of any historical information furnished in writing by or on behalf of the Company Group, including financial statements or (ii) the gross negligence, bad faith, willful misconduct, fraud or intentional misrepresentation of the Company Group or any of their respective employees or Representatives. Following the earlier of the Effective Time or the termination of this Agreement in accordance with Article VII, Parent shall promptly reimburse the Company Group for any reasonable and documented out-of-pocket third party costs and expenses incurred by the Company Group and each of their respective directors, officers, employees, agents and other Representatives in connection with the Debt Financing or such assistance other than (x) costs and expenses incurred in connection with the preparation of historical financial statements in the ordinary course of business, including the Company Required Information, and (y) any other ordinary course amounts that would have been incurred in connection with the Transactions entirely and completely regardless of (A) any debt financing established in connection herewith and (B) any requirements or actions under this Section 5.13.
(f)   The Company Group shall be deemed to have complied with this Section 5.13 for purposes of the condition precedent set forth in Section 6.2(b), unless, and only to the extent that the Debt Financing has not been obtained primarily as a result of the Company’s Willful Breach of its obligations under this Section 5.13.
Section 5.14   Financing.
(a)   During the Applicable Period, Parent and Merger Sub shall use, shall cause their respective directors, officers, and Subsidiaries to use, and shall instruct their other Representatives to use, commercially reasonable efforts to take, or cause to be taken, all actions, and use commercially reasonable efforts to do, or cause to be done, all things reasonably necessary or advisable, to arrange and obtain the Financing promptly (in light of the anticipated timeline to Closing) following the date of this Agreement, in an amount of not less than the Required Amount and otherwise on the terms and conditions set forth in the Commitment Letters (including by complying with any request requiring the exercise of any “market flex” provisions set forth in the Commitment Letters), and to consummate the Financing on or prior to the Closing Date. Such actions shall include, but not be limited to, using commercially reasonable efforts to: (i) maintain in full force and effect the Commitment Letters and comply with their respective obligations thereunder and (from and when executed) the other Debt Financing Documents through the consummation of the Closing in accordance with the terms and conditions thereof; (ii) satisfy on a timely basis all conditions in the Commitment Letters and the Debt Financing Documents (including the payment of any fees, costs and expenses required as a condition to the Financing), including the Financing Conditions, to be satisfied by, and within the control of, Parent or Merger Sub or their respective Affiliates; (iii) negotiate, execute and deliver Debt Financing Documents that reflect the terms contained in the Debt Commitment Papers (including any “market flex” provisions related thereto) or on such other terms acceptable to Parent and its Financing Sources (which other terms shall not include any Prohibited Modifications), so that such agreements are in full force and effect as soon as reasonably practicable but in no event later than the Closing; and (iv) in the event that the conditions set forth in Sections 6.1 and 6.2 have been satisfied or waived or, upon funding would be satisfied or waived, consummate the Financing on or prior to the Closing Date (including by instructing the Financing Sources to fund the Debt Financing in accordance with the Debt Commitment Letter and otherwise enforcing their rights under the Commitment Letters and the Debt Financing Documents in a timely and diligent manner). Parent and Merger Sub shall pay, or cause to be paid, as the same shall become due and payable, all fees, costs, expenses and other amounts under the Debt Commitment Papers and the Debt Financing Documents.
(b)   During the Applicable Period, Parent and Merger Sub shall give the Company prompt (but in any event within two (2) Business Days) written notice of (A) any material breach, default, cancellation, termination or any repudiation or threatened or anticipated material breach, default, cancellation, termination or any anticipated repudiation by any party to the Commitment Letters or any other agreements, documents or instruments (including any definitive agreements relating thereto) relating to the Financing of which Parent or its Affiliates becomes aware, and (B) the receipt by Parent or Merger Sub or any of their respective Affiliates of any written notice or other written communication from any Person with respect to any actual or potential breach, default, termination, cancellation, or repudiation by any party to any Commitment Letter or other agreements, documents or instruments (including any definitive agreements relating thereto) relating to the Financing. Without limiting Parent’s other obligations under this Section 5.14, if for any reason all or any portion of the Financing becomes unavailable or would reasonably be expected to become unavailable (including as a result of repudiation, expiration or termination of any portion of the commitments set forth in the Commitment Letters or a breach or default by any of the Financing Sources) on the terms, in the manner, or from the sources contemplated by any Commitment Letter or any other agreement, document or instrument relating to the Financing and the portion of the Financing that remains available, together with Available Cash, then Parent and Merger Sub shall (i) promptly (but in any event within two (2) Business Days) notify the Company in writing thereof and the reasons therefor, (ii) use commercially reasonable efforts to obtain, arrange and consummate alternative financing from alternative Financing Sources (on terms containing no new, additional or more onerous conditions to the consummation of such financing relative to the Financing Conditions or any other Prohibited Modifications) reasonably acceptable to Parent acting in good faith that, when taken together with the portion of the Debt Financing that remains available and is not reasonably expected to become unavailable and Available Cash, is at least equal to the Required Amount, as promptly as practicable following the occurrence of such event, and (iii) use commercially reasonable efforts to obtain, and when obtained, provide the Company with a true, correct and complete copy of, a new financing commitment, engagement letter, and related fee letters that provides for such alternative financing subject only to the Financing Conditions; provided, that any provisions set forth in such new financing commitment may be redacted in a manner consistent with the permitted redactions to the Debt Fee Letter provided on or prior to the date of this Agreement, so long as such redaction does not extend to any terms that would reasonably be expected to impose any Prohibited Modification; provided, further, that, in no event shall commercially reasonable efforts be construed to require that

Parent (A) pay any fees or original issue discount in excess of those contemplated by the Debt Commitment Letter and the Debt Fee Letter as in effect on the date hereof or (B) agree to pricing or other economic terms that are less favorable (taken as a whole) than those contemplated by the Debt Commitment Letter and the Debt Fee Letter as in effect on the date hereof (in each case of clauses (A) and (B), assuming the full exercise of any “market flex” provisions in the Debt Commitment Letter).
(c)   During the Applicable Period, without the prior written consent of the Company, Parent and Merger Sub shall not amend, modify, supplement, restate, assign, substitute or replace the Equity Commitment Letter, Debt Commitment Papers or any Debt Financing Document or substitute other debt or equity financing for all or any portion of the Financing, except, solely in the case of the Debt Commitment Papers, the Debt Financing Documents and any substitution of other debt financing for all or any portion of the Debt Financing, if such amendment, modification, supplement, restatement, assignment, substitution or replacement would not, and would not reasonably be expected to, (i) impose new or additional conditions precedent or expand upon (or amend or modify in any manner) the conditions precedent to the funding of the Debt Financing, (ii) reduce the net cash amount of the Debt Financing (including by increasing the amount of fees to be paid) to an amount that, together with Available Cash, is less than the Required Amount, (iii) materially impair, delay or prevent the consummation of the Financing or the other Transactions contemplated to occur under this Agreement on the Closing Date (taking into account the timing of the Marketing Period), or (iv) adversely affect Parent’s or Merger Sub’s ability to consummate the Transactions; provided, that Parent may, without the prior written consent of the Company, amend, modify, supplement, restate, assign, substitute or replace the Debt Commitment Letter to (A) add and appoint additional arrangers, bookrunners, underwriters, agents, lenders and similar entities, to provide for the assignment and reallocation of a portion of the financing commitments contained therein and to grant customary approval rights to such additional arrangers and other entities in connection with such appointments, (B) modify pricing and/or (C) increase the aggregate amount of the Debt Financing, in each case, so long as such amendments would not be reasonably expected to materially impair, delay or prevent the consummation of the Transactions on the Closing Date (taking into account the timing of the Marketing Period) or adversely affect Parent’s or Merger Sub’s ability to consummate the Transactions on or prior to the Termination Date. Upon request of the Company, Parent and Merger Sub shall keep the Company informed in reasonable detail of the status of Parent’s and Merger Sub’s efforts to obtain the Financing and to satisfy the conditions thereof. Parent and Merger Sub expressly acknowledge and agree that their obligations under this Agreement, including their obligations to consummate the Merger and the other Transactions, are not subject to, or conditioned on, Parent’s or Merger Sub’s receipt of financing. Any alternative, substitute or replacement debt financing obtained by Parent in accordance with this Section 5.14 is the “Alternative Financing.” For purposes of this Agreement, references to “Debt Financing” shall include the financing contemplated by any Alternative Financing and references to “Debt Commitment Letter,” “Debt Fee Letter,” “Debt Financing Documents” or “Financing Sources” shall include the documents (or commitments or financing sources, as applicable) in connection with any Alternative Financing to the extent permitted by this Section 5.14, and such Alternative Financing shall be required to comply with the provisions of this Agreement to the same extent as the Debt Financing.
Section 5.15   Treatment of Existing Indebtedness.   At Parent’s written request during the Applicable Period, the Company shall use its commercially reasonable efforts to (i) facilitate the delivery of a substantially complete draft of the Payoff Letter at least three (3) Business Days prior to Closing and the final Payoff Letter at least one (1) Business Day prior to Closing (in each case, or such later date as Parent may agree), and (ii) reasonably cooperate with any back-stop, “roll-over” or termination of any existing letters of credit under the Company Credit Agreement; provided that, the Parties acknowledge and agree that Parent shall be responsible for paying all amounts under the Payoff Letter, including by cash collateralizing, backstopping or repaying any letters of credit or similar obligations. Contemporaneously with the Closing, Parent and Merger Sub shall pay (or cause to be paid) to the lenders under the Company Credit Agreement the amount specified in the Payoff Letter (including after giving effect to any per diem amount specified therein, to the extent applicable) in cash in immediately available funds to the bank account(s) specified therein to discharge all liabilities and obligations of the Company Group outstanding under the Company Credit Agreement (including the release and discharge of all related guarantees, liens and security interests) and to terminate the commitments thereunder (such payoff, the “Company Debt Payoff”).

Section 5.16   Stock Exchange De-Listing.   In a manner consistent with applicable Law and the applicable rules and policies of the NYSE, Parent shall cause (and the Company shall reasonably cooperate with Parent to cause) the Company’s securities to be de-listed from the NYSE and de-registered under the Exchange Act as promptly as practicable following the Effective Time (and in no event more than ten days after the Closing Date).
Section 5.17   Proxy Statement; Stockholder Vote.
(a)   Subject to Parent’s timely performance of its obligations under Section 5.17(b), as promptly as reasonably practicable following the date of this Agreement (and in any event, no later than 25 Business Days after the date of this Agreement, unless otherwise agreed by Parent), the Company shall prepare and cause to be filed with the SEC a proxy statement in preliminary form, as required by the Exchange Act, relating to the Company Stockholder Meeting (together with any amendments or supplements thereto, the “Proxy Statement”). Except as contemplated by the express terms of Section 5.3, the Proxy Statement shall include the Company Board Recommendation with respect to the Merger. The Company shall (i) promptly notify Parent upon the receipt of any comments from the SEC (or the staff of the SEC) or any request from the SEC (or the staff of the SEC) for amendments or supplements to the Proxy Statement, and (ii) promptly provide Parent with copies of all written correspondence between the Company and its Representatives, on the one hand, and the SEC (or the staff of the SEC), on the other hand with respect to the Proxy Statement. Each of the Parties shall use their respective commercially reasonable efforts to respond promptly to any comments or requests from the SEC (or the staff of the SEC) with respect to the Proxy Statement. The Company shall use its commercially reasonable efforts so that the Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder. Prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments or requests from the SEC (or the staff of the SEC) with respect thereto, to the extent permitted by applicable Law, the Company shall provide Parent a reasonable opportunity to review and to propose comments on such document or response and the Company shall consider in good faith the inclusion or reflection of any such reasonable comments so provided; provided, that the Company may amend or supplement the Proxy Statement without the review or comment of Parent to the extent required to effect an Adverse Recommendation Change pursuant to and in accordance with Section 5.3. The Company agrees that none of the information supplied by it or its Subsidiaries for inclusion in the Proxy Statement shall, at the date the Proxy Statement is filed with the SEC or first mailed to the Company’s stockholders or at the time of the Company Stockholder Meeting or at the time of any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that notwithstanding the foregoing, no covenant is made by the Company with respect to any information supplied by Parent, Merger Sub or any of their Affiliates or Representatives, or any of the Financing Sources, expressly for inclusion or incorporation by reference in the Proxy Statement.
(b)   Parent and Merger Sub shall (i) as promptly as possible, furnish to the Company all information concerning Parent and Merger Sub that is required to be included in the Proxy Statement by the Exchange Act and the rules and regulations promulgated thereunder, that is customarily included in proxy statements prepared in connection with transactions of the type contemplated by this Agreement, as otherwise required by applicable Law or requested by the SEC, or that may be reasonably requested by the Company in connection with the Proxy Statement, and (ii) shall otherwise use commercially reasonable efforts to assist and cooperate with the Company and its Representatives in the preparation of the Proxy Statement and the resolution of comments from the SEC (or the staff of the SEC). Parent agrees that none of the information supplied by Parent, Merger Sub or their respective Affiliates for inclusion in the Proxy Statement shall, at the date the Proxy Statement is filed with the SEC or first mailed to the Company’s stockholders or at the time of the Company Stockholder Meeting or at the time of any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that notwithstanding the foregoing, no covenant is made by Parent with respect to any information supplied by Parent, Merger Sub or any of their Affiliates or Representatives, or any of the Financing Sources, expressly for inclusion or incorporation by reference in the Proxy Statement. Parent shall confirm and/or supplement the information relating to Parent or Merger Sub supplied by it for inclusion in the Proxy Statement, such that at the time of the mailing of the Proxy Statement or any amendments or supplements thereto, and at the time of the Company Stockholder Meeting, such information shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(c)   In accordance with the Company’s organizational documents, unless this Agreement is validly terminated pursuant to Section 7.1, the Company shall use commercially reasonable efforts to, as promptly as reasonably practicable after the date of this Agreement (but subject to the last sentence of this Section 5.17(c) and the timing contemplated in Section 5.17(a)), (x) establish a record date for and give notice of a meeting of its stockholders, for the purpose of voting upon the adoption of this Agreement (including any adjournment or postponement thereof, the “Company Stockholder Meeting”), and (y) mail a Proxy Statement to the holders of Shares as of the record date established for the Company Stockholder Meeting (such date, the “Proxy Date”). Without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed), in no event shall the Proxy Date be changed to such a date that would result in the Company Stockholder Meeting being within ten Business Days of the Initial Termination Date, except as required by applicable Law. Without the prior written consent of Parent, the adoption of this Agreement shall be the only matter (other than matters of procedures and matters required by applicable Law to be voted on by the Company’s stockholders in connection with the adoption of this Agreement, including any advisory vote regarding merger-related compensation and a customary proposal regarding adjournment of the Company Stockholder Meeting) that the Company shall propose to be acted on by the stockholders of the Company at the Company Stockholder Meeting. Subject to the earlier termination of this Agreement in accordance with Section 7.1, the Company shall use commercially reasonable efforts to duly call, convene and hold the Company Stockholder Meeting as promptly as reasonably practicable after the Proxy Date (with the Company Stockholder Meeting in no event being initially scheduled for a date later than the 45th calendar day following the first mailing of the Proxy Statement to the Company’s stockholders); provided, that the Company may postpone, recess, reschedule, or adjourn the Company Stockholder Meeting: (i) with the consent of Parent (not to be unreasonably withheld, conditioned or delayed), (ii) for the absence of a quorum (it being understood that the Company may not postpone or adjourn the Company Stockholder Meeting (x) more than two times pursuant to this clause (ii) or (y) for more than ten Business Days in the aggregate, in each case, without Parent’s prior written consent), (iii) to solicit additional proxies for the purposes of obtaining the Required Company Stockholder Approval (it being understood that the Company may not postpone or adjourn the Company Stockholder Meeting (x) more than two times pursuant to this clause (iii) or (y) for more than ten Business Days in the aggregate, in each case, without Parent’s prior written consent), (iv) to allow reasonable additional time for the filing and distribution of any supplement or amendment to the Proxy Statement or other supplemental or amended disclosure which the Company Board has determined in good faith (after consultation with its outside legal counsel) is necessary under applicable Laws and for such supplemental or amended disclosure to be disseminated to and reviewed by the Company’s stockholders prior to the Company Stockholder Meeting, and (v) if determined in good faith by the Company Board, after consultation with its legal counsel, such adjournment, recess, delay or postponement is required under applicable Law or is reasonably necessary to comply with a request from the SEC or its staff. Unless the Company Board shall have effected an Adverse Recommendation Change pursuant to Section 5.3, (x) on no more than two occasions and prior to the vote contemplated having been taken, if the Company has not received proxies sufficient to obtain the Required Company Stockholder Approval, then Parent shall have the right to require an adjournment or postponement of the Company Stockholder Meeting for the purpose of soliciting additional votes in favor of this Agreement; provided, that no such individual adjournment or postponement shall delay the Company Stockholder Meeting by more than seven days from the prior-scheduled date or to a date on or after the fifth Business Day preceding the Initial Termination Date, and (y) the Company shall use its commercially reasonable efforts to solicit proxies in favor of the adoption of this Agreement. Notwithstanding anything to the contrary contained in this Agreement and notwithstanding any Adverse Recommendation Change, the Company shall submit this Agreement to the stockholders of the Company for adoption at the Company Stockholder Meeting; provided, that such obligations shall immediately and automatically terminate and the Company shall not be required to hold the Company Stockholder Meeting if this Agreement is terminated in accordance with Article VII.

(d)   If at any time prior to the Effective Time, any event or circumstance relating to the Company, Parent, or Merger Sub or any of the Company’s, Parent’s, or Merger Sub’s respective Subsidiaries, or their respective officers or directors, is discovered by the Company or Parent, respectively, which, pursuant to the Exchange Act, should be set forth in an amendment or a supplement to the Proxy Statement,   so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading,   such party shall promptly inform the others. Each of Parent, Merger Sub and the Company shall correct any information provided by it for use in the Proxy Statement which shall have become false or misleading.
Section 5.18   Stockholder Litigation.   The Company shall use commercially reasonable efforts to prevent the entry of (and, if entered, to have vacated, lifted, reversed or overturned) any injunction, order, ruling, decree, judgment or similar order that results from any Action against the Company or any of its directors by any holder of Shares arising out of or relating to this Agreement or the Transactions. The Company shall (a) provide Parent with prompt notice of, and copies of all pleadings and correspondence relating to, any Action against the Company or any of its directors by any holder of Shares arising out of or relating to this Agreement or the Transactions and (b) give Parent the opportunity to participate in (but not direct or control) the defense, settlement or compromise of any such Action. Prior to the Effective Time, the Company shall not, without the prior consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), make any payment with respect to, or compromise or settle or offer to settle, any such Actions.
Section 5.19   Tax Matters.
(a)   Transfer Taxes.   Subject to Section 2.3(d), all stock transfer, real estate transfer, documentary, stamp, recording and other similar Taxes incurred in connection with the consummation of the Merger shall be paid by the party legally responsible for such Taxes under applicable Law. The Parties shall cooperate in the preparation, execution and filing of all Tax Returns, questionnaires or other documents with respect to such Taxes.
(b)    FIRPTA Certificate.   At the Closing, the Company shall deliver to Parent a certificate and notice prepared in accordance with the requirements of Treasury Regulations Section 1.897-2(h)(2) and 1.1445-2(c)(3) and dated as of the Closing Date, along with written authorization for Parent to deliver such certificate and notice to the IRS on behalf of the Company upon the Closing provided that, notwithstanding anything to the contrary contained herein, the only remedy for a failure to deliver any such form or certificate will be to withhold with respect to the applicable holder of the Shares as and to the extent required by Law and any such failure shall not affect the satisfaction of the conditions to closing.
ARTICLE VI
CONDITIONS PRECEDENT TO THE MERGER
Section 6.1   Conditions to Each Party’s Obligation to Effect the Merger.   The obligation of each Party to effect the Merger is subject to the satisfaction or, to the extent permitted by applicable Law, waiver in writing at or prior to the Effective Time of the following conditions:
(a)   Required Company Stockholder Approval.   The Required Company Stockholder Approval shall have been obtained.
(b)   No Injunctions or Legal Restraints; Illegality.   No temporary restraining order, preliminary or permanent injunction or other judgment, order, ruling or decree issued by any court of competent jurisdiction, or other legal restraint or prohibition, shall be in effect, and no Law shall have been enacted, entered, promulgated, enforced or deemed applicable by any Governmental Entity that, in any case, prohibits, enjoins, restrains or makes illegal the consummation of the Transactions (including the Merger) or imposes a Remedial Restriction.
(c)   Antitrust and Foreign Investment Approvals.   (i) Any waiting period (or any extension thereof) under the HSR Act applicable to the Transactions, and any agreement with a Governmental Entity to not consummate or to delay consummation of the Transactions, shall have expired or been earlier terminated, and (ii) the clearances, approvals and consents required to be obtained under the foreign Antitrust Laws or Foreign Investment Laws specified in Section 6.1(c) of the Company Disclosure Letter shall have been obtained and shall be in full force and effect and shall not impose any Remedial Restriction.
Section 6.2   Conditions to the Obligations of Parent and Merger Sub.   The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or, to the extent permitted by applicable Law, waiver in writing by Parent at or prior to the Effective Time of the following conditions:
(a)   Representations and Warranties.
(i)   (A) The representations and warranties of the Company set forth in Section 3.2(a) (Capital Stock) shall be true and correct in all respects, except for any de minimis inaccuracies, as of the date hereof and as of the Closing Date as though made on and as of the Closing Date (unless any such representation or warranty is made only as of a specific date, in which case as of such specified date); (B) the representations and warranties of the Company set forth in Section 3.1(a) (Organization, Standing and Power), Section 3.2(b), and (c) (Capital Stock), Section 3.3 (Authority), Section 3.24 (Brokers), and Section 3.26 (Opinion of Financial Advisor) shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made on and as of the Closing Date (unless any such representation or warranty is made only as of a specific date, in which case as of such specified date) (it being understood that, for purposes of determining the accuracy of such representations and warranties, all materiality and “Material Adverse Effect” qualifiers set forth in such representations and warranties shall be disregarded); and (C) the representations and warranties of the Company set forth in Section 3.8(b) (Absence of Certain Changes or Events) shall be true and correct in all respects as of the date hereof and as of the Closing Date as though made on and as of the Closing Date (unless any such representation or warranty is made only as of a specific date, in which case as of such specified date).
(ii)   The representations and warranties of the Company set forth in this Agreement (other than the representations and warranties listed in clause (i) above) shall be true and correct as of the date hereof and as of the Closing Date as though made on and as of the Closing Date (unless any such representation or warranty is made only as of a specific date, in which case as of such specified date), except where the failure of any such representations and warranties to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect (it being understood that, for purposes of determining the accuracy of such representations and warranties, all materiality and “Material Adverse Effect” qualifiers set forth in such representations and warranties shall be disregarded).
(b)   Covenants.   The Company shall have performed and complied in all material respects with the agreements and covenants required to be performed and complied with by it under this Agreement at or prior to the Closing.
(c)   No Material Adverse Effect.   Since the date of this Agreement, there shall not have occurred any Material Adverse Effect that is continuing.
(d)   Company Closing Certificate.   Parent and Merger Sub shall have received a certificate of an executive officer of the Company, dated as of the Closing Date, confirming that the conditions set forth in Section 6.2(a), Section 6.2(b) and Section 6.2(c) have been satisfied.
Section 6.3   Conditions to the Obligations of the Company.   The obligations of the Company to consummate the Merger are subject to the satisfaction or, to the extent permitted by applicable Law, waiver in writing by the Company at or prior to the Effective Time of the following conditions:
(a)   Representations and Warranties.
(i)   The representations and warranties of Parent and Merger Sub set forth in Section 4.1 (Organization, Standing and Power), Section 4.2 (Authority), and Section 4.12 (Brokers), shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made on and as of the Closing Date (unless any such representation or warranty is made only as of a specific date, in which case as of such specified date).

(ii)   The representations and warranties of Parent and Merger Sub set forth in this Agreement (other than the representations listed in clause (i) above) shall be true and correct as of the date hereof and as of the Closing Date as though made on and as of the Closing Date (unless any such representation or warranty is made only as of a specific date, in which case as of such specified date), except where the failure of any such representations and warranties to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect (it being understood that, for purposes of determining the accuracy of such representations and warranties, all materiality and “Parent Material Adverse Effect” qualifiers set forth in such representations and warranties shall be disregarded).
(b)   Covenants.   Each of Parent and Merger Sub shall have performed and complied in all material respects with the agreements and covenants required to be performed and complied with by them under this Agreement at or prior to the Closing.
(c)   Parent Closing Certificate.   The Company shall have received a certificate of an executive officer of Parent, dated as of the Closing Date, confirming that the conditions set forth in Section 6.3(a) and Section 6.3(b) have been satisfied.
(d)   Payoff Letter.   The Company Debt Payoff shall have occurred on or prior to the Closing Date; provided, that this condition shall apply only if the Company shall have delivered the Payoff Letter in accordance with Section 5.15.
Section 6.4   Frustration of Closing Conditions.   Neither Parent nor Merger Sub, on the one hand, nor the Company, on the other hand, may rely on the failure of any condition set forth in this Article VI to be satisfied (or to be able to be satisfied) to excuse it from its obligation to effect the Merger or the other Transactions to the extent that such failure was primarily caused by such Party’s breach of this Agreement.
ARTICLE VII
TERMINATION, AMENDMENT AND WAIVER
Section 7.1   Termination.   This Agreement may be terminated and the Transactions (including the Merger) may be abandoned at any time prior to the Effective Time, notwithstanding receipt of the Required Company Stockholder Approval (with any termination by Parent also being an effective termination by Merger Sub):
(a)   by mutual written consent of Parent and the Company;
(b)   by either Parent or the Company:
(i)   if the Closing shall not have occurred on or prior to 11:59 p.m. (New York City time) on May 6, 2027 (the “Initial Termination Date” and, such date, as it may be extended pursuant to this Section 7.1(b)(i), the “Termination Date”); provided, that if on the Initial Termination Date all of the conditions, other than the conditions set forth in Section 6.1(b) (only with respect to any Antitrust Law) and Section 6.1(c), shall have been satisfied or waived (to the extent permitted by applicable Law) or shall be capable of being satisfied on the Initial Termination Date (other than those conditions that by their nature are to be satisfied at the Closing (if such conditions are capable of being satisfied were the Closing to occur at such time)), the Termination Date shall immediately and automatically, without any action on the part of any Person, be extended until 11:59 p.m. (New York City Time) on August 6, 2027, and such date as so extended shall be the “Termination Date” for all purposes hereunder; provided, further, that if the Marketing Period has commenced but not yet been completed as of the close of business on the third Business Day immediately prior to the then-scheduled Termination Date, then, on one occasion only, and so long as neither Parent nor Merger Sub is then in breach of any representation, warranty, covenant or agreement contained in this Agreement in a manner that would give rise to the failure of any condition set forth in Section 6.3(a) or Section 6.3(b) to be satisfied, Parent may, by written notice to the Company delivered at least two Business Days prior to the then-scheduled Termination Date, extend the Termination Date until three Business Days after the final day of the Marketing Period; and provided, further however, that no Party shall have the right to terminate this Agreement pursuant to this Section 7.1(b)(i) in the event that any action of such Party or Merger Sub (in the case of purported termination by Parent)

or failure of such Party or Merger Sub (in the case of purported termination by Parent) to perform or comply with the covenants and agreements of such Party set forth in this Agreement shall have been the principal cause of, or resulted in, the failure of the Closing to have occurred by the Termination Date;
(ii)   if any court of competent jurisdiction or other Governmental Entity shall have issued a judgment, order, injunction, rule or decree, or taken any other action, restraining, enjoining or otherwise prohibiting any of the Transactions, and such judgment, order, injunction, rule, decree or other action shall have become final and nonappealable; provided, that no Party shall have the right to terminate this Agreement pursuant to this Section 7.1(b)(ii) in the event that such Party or Merger Sub (in the case of purported termination by Parent) has failed to comply with its obligations under Section 5.6 with respect to the removal of such judgment, order, injunction, rule, decree, ruling or other action;
(iii)   if the Required Company Stockholder Approval shall not have been obtained at the Company Stockholder Meeting duly convened therefor or at any adjournment or postponement thereof at which a vote on the adoption of this Agreement was taken; or
(c)   by the Company:
(i)   if Parent or Merger Sub shall have breached, or there is any inaccuracy in, any of its representations or warranties, or shall have breached or failed to perform any of its covenants or agreements, set forth in this Agreement, which inaccuracy, breach or failure to perform (A) would result in a failure of the conditions set forth in Section 6.3(a) or Section 6.3(b) to be satisfied at the Closing and (B) (1) is either not capable of being cured on or prior to the Termination Date, or (2) if capable of being cured, shall not have been cured on or prior to the date that is the earlier of (x) 30 days following written notice from the Company to Parent of such inaccuracy, breach or failure to perform, and (y) five Business Days prior to the Termination Date; provided, that the Company shall have given Parent written notice, delivered at least 30 days prior to such termination, stating the Company’s intention to terminate this Agreement pursuant to this Section 7.1(c)(i) and the basis for such termination; provided, further, that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.1(c)(i) if it is then in material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement; or
(ii)   if, at any time prior to the receipt of the Required Company Stockholder Approval, (A) the Company Board or any Company Committee authorizes the Company, to the extent permitted by, and subject to complying with, the terms of Section 5.3, to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, (B) substantially concurrently with the termination of this Agreement, the Company, subject to complying with the terms of Section 5.3, enters into an Alternative Acquisition Agreement providing for a Superior Proposal, and (C) prior to or substantially concurrently with such termination, the Company pays to Parent the Company Termination Fee in accordance with Section 7.3(b); or
(iii)   if (A) all of the conditions set forth in Section 6.1 and Section 6.2 have been satisfied or waived (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, which shall be capable of being satisfied at the Closing), (B) the Company has delivered irrevocable written notice to Parent irrevocably confirming that (1) all of the conditions set forth in Section 6.3 have been satisfied or irrevocably waived (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, which shall be capable of being satisfied at the Closing), and (2) the Company stands ready, willing and able to take such actions required of it by this Agreement to consummate the Closing throughout such three Business Day period, and (C) Parent fails to consummate the Closing on or prior to the later of (x) three Business Days following the date of delivery of the written notification by the Company contemplated in the foregoing clause (B) and (y) the date that is three Business Days after the date on which the Closing is otherwise required to occur pursuant to Section 1.2.
(d)   by Parent:
(i)   if the Company shall have breached, or there is any inaccuracy in, any of its representations or warranties, or shall have breached or failed to perform any of its covenants or agreements set forth in this Agreement, which inaccuracy, breach or failure to perform (A) would result in a failure of the conditions set forth in Section 6.2(a) or Section 6.2(b) to be satisfied at the Closing, and (B) (1) is either not capable of being cured on or prior to the Termination Date, or (2) if capable of being cured, shall not have been cured on or prior to the date that is the earlier of (x) 30 days following written notice from Parent to the Company of such inaccuracy, breach or failure to perform and (y) five Business Days prior to the Termination Date; provided, that Parent shall have given the Company written notice, delivered at least 30 days prior to such termination, stating Parent’s intention to terminate this Agreement pursuant to this Section 7.1(d)(i) and the basis for such termination; provided, further, that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.1(d)(i) if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement; or
(ii)   if, at any time prior to the receipt of the Required Company Stockholder Approval, the Company Board or any Company Committee shall have effected an Adverse Recommendation Change.
The Party desiring to terminate this Agreement pursuant to this Section 7.1 (other than pursuant to Section 7.1(a)) shall give written notice of such termination to the other Party setting forth the clause of this Section 7.1 under which such Party is terminating this Agreement.
Section 7.2   Effect of Termination.   In the event of termination of this Agreement, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of the Parties, any of their respective Affiliates, officers, directors or stockholders, or any Financing Related Person except that (i) the Equity Commitment Letter, the Limited Guarantee and the Confidentiality Agreement shall survive the termination of this Agreement and shall remain in full force and effect in accordance with their terms, and (ii) the provisions of Section 3.28 and Section 4.15 (No Other Representations or Warranties), the final sentence of Section 5.11 (Public Announcements), Section 5.13(e) (Financing Cooperation), this Section 7.2 (Effect of Termination), Section 7.3 (Fees and Expenses), Section 8.2 (Notices), Section 8.3 (Certain Definitions) (to the extent relating to another provision that survives termination), Section 8.4 (Interpretation), Section 8.5 (Entire Agreement), Section 8.6 (Parties in Interest), Section 8.7 (Governing Law), Section 8.8 (Submission to Jurisdiction), Section 8.9 (Assignment; Successors), Section 8.10 (Specific Performance), Section 8.12 (Severability), Section 8.13 (Waiver of Jury Trial), Section 8.15 (No Presumption Against Drafting Party), Section 8.17 (Non-Recourse) and Section 8.18 (Financing Related Person Protections) of this Agreement shall survive the termination of this Agreement and shall remain in full force and effect; provided, that, subject to Section 7.3(d), none of the Parties shall be released from any liabilities or damages arising out of a Willful Breach.
Section 7.3   Fees and Expenses.
(a)   Generally.   Except as otherwise expressly provided in this Agreement (including as otherwise provided in this Section 7.3), all fees and expenses incurred in connection with this Agreement and the Transactions shall be paid by the Party incurring such fees or expenses, whether or not the Transactions (including the Merger) are consummated, except that (i) all filing fees and other charges for the filings required under the Antitrust Laws and Foreign Investment Laws shall be borne by Parent and (ii) for the avoidance of doubt, all fees, costs and expenses of the Paying Agent shall be borne by Parent.
(b)   Company Termination Fee.
(i)   In the event that:
(1)   this Agreement is terminated by either Parent or the Company pursuant to Section 7.1(b)(i), Section 7.1(b)(iii) or Section 7.1(d)(i) (but, in the case of a termination by the Company, only if at such time Parent would not be prohibited from terminating this Agreement as a result of the last proviso contained in Section 7.1(b)(i) or Section 7.1(d)(i)), and (A) at any time after the date of this Agreement and prior to such termination under Section 7.1(b)(i) or Section 7.1(d)(i), or, in the case of a termination pursuant to Section 7.1(b)(iii), prior to the taking of a vote to approve this Agreement at the Company Stockholder Meeting or any adjournment or postponement thereof, any bona fide Acquisition Proposal shall have been made to the Company or publicly announced or publicly made known to the stockholders of the

Company, or otherwise publicly disclosed or otherwise made known to the stockholders of the Company and not withdrawn at least three Business Days prior to such termination under Section 7.1(b)(i) or Section 7.1(d)(i), or at least three Business Days prior to such vote to adopt this Agreement, as applicable, and (B) within one year after such termination, the Company shall have entered into a definitive agreement with respect to an Acquisition Proposal (regardless of when made or the counterparty thereto) that is subsequently consummated (it being understood that such consummation may occur after the one year period after this Agreement is terminated) (provided; that for purposes of this Section 7.3(b)(i)(1), the references to “20% or more” in the definition of Acquisition Proposal shall be deemed to be references to “more than 50%”);
(2)   this Agreement is terminated by the Company pursuant to Section 7.1(c)(ii); or
(3)   this Agreement is terminated by Parent pursuant to Section 7.1(d)(ii);
then, in any such case, the Company shall pay to Parent a termination fee of $60,000,000 (the “Company Termination Fee”). In no event shall the Company be required to pay (or cause any of its Subsidiaries or Affiliates to pay) the Company Termination Fee on more than one occasion.
(ii)   Payment of the Company Termination Fee, if applicable, shall be made by wire transfer of same-day funds to the account or accounts designated by Parent (i) prior to, or on, the consummation of any transaction contemplated by an Acquisition Proposal, in the case of a Company Termination Fee payable pursuant to Section 7.3(b)(i)(1), (ii) prior to, or concurrently with, termination in the case of a Company Termination Fee payable pursuant to Section 7.3(b)(i)(2), or (iii) as promptly as reasonably practicable, but in any event within three Business Days, after termination, in the case of a Company Termination Fee payable pursuant to Section 7.3(b)(i)(3).
(iii)   Each Party acknowledges that the agreements contained in this Section 7.3 are an integral part of the Transactions, and that, without these agreements, the Parties would not enter into this Agreement; accordingly, if the Company fails to timely pay any amounts due pursuant to this Section 7.3, and, in order to obtain such payment, Parent commences a suit that results in a judgment against the Company for the amounts set forth in this Section 7.3, the Company shall pay to Parent its reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees and expenses), together with interest (compounded annually) on the amounts due pursuant to this Section 7.3 from the date such payment was required to be made until the date of payment at the prime lending rate as published in The Wall Street Journal in effect on the date such payment was required to be made, which interest amount shall be calculated daily on the basis of a 365 day year (collectively, “Recovery Costs”); provided, that, (i) in no event shall any Recovery Costs payable under this Section 7.3(b) exceed an aggregate amount equal to $7,500,000; and (ii) in no event shall attorneys’ fees that are based on a contingency fee, “success” fee or any other type of fee arrangement dependent on the outcome of the suit be deemed to be reasonable attorneys’ fees incurred by Parent in connection with any suit referred to in this Section 7.3(b)(iii).
(iv)   Each Party further acknowledges that the Company Termination Fee is not a penalty, but rather is liquidated damages in a reasonable amount that will compensate Parent and Merger Sub in the circumstances in which the Company Termination Fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions.
(v)   Subject to Section 7.3(d), the Parties agree that the payment of the Company Termination Fee and, if applicable, the Recovery Costs of Parent pursuant to Section 7.3(b)(iii) (in each case, solely to the extent fully paid), shall be the sole and exclusive monetary remedy available to Parent, Merger Sub or any of their respective Affiliates under or related to this Agreement (and the termination hereof), the Transactions (including the failure thereof to be consummated) or any matter forming the basis for such termination in the event any such payment becomes due and payable, and none of Parent, Merger Sub or any of their respective Affiliates shall be entitled to bring or maintain any Action against any Company Related Party arising out of or in connection with this Agreement, any of the Transactions or any matters forming the basis for such termination. Subject to Section 7.3(d), upon payment of the Company Termination Fee (and Recovery Costs, if applicable) by the Company, neither the Company, nor its Subsidiaries or Affiliates, nor any of their respective former, current or future stockholders, optionholders, controlling Persons, managers, members, directors, officers, employees, partners, Affiliates, Representatives, agents nor any of their respective assignees or successors nor any former, current or future stockholder, optionholder, controlling Person, manager, member, director, officer, employee, partner, Affiliate, Representative, agent, assignee or successor of any of the foregoing (collectively, the “Company Related Parties”) shall have any further liability to Parent, Merger Sub or any other Person for any losses suffered under, arising out of or relating to this Agreement and the Transactions or any matters forming the basis for such termination (including the termination hereof and the abandonment of the Merger), whether at law, in contract, in tort, in equity or otherwise. Nothing in this Section 7.3(b)(v) shall in any way expand or be deemed or construed to expand the circumstances in which the Company or any Company Related Party may be liable under this Agreement or in connection with the Transactions.
(c)   Parent Termination Fee.
(i)    In the event that this Agreement is terminated (A) by the Company pursuant to Section 7.1(c)(i) or Section 7.1(c)(iii) (but only if at such time the Company would not be prohibited from terminating this Agreement as a result of the last proviso contained in Section 7.1(c)(i)), or (B) by the Company or Parent pursuant to Section 7.1(b)(i) and at the time of such termination the Company could have terminated this Agreement pursuant to Section 7.1(c)(i) or Section 7.1(c)(iii), then, in any such case, Parent shall pay, or cause to be paid, to the Company a termination fee of $144,000,000 (the “Parent Termination Fee”). In no event shall Parent be required to pay (or cause any of its Subsidiaries or Affiliates to pay) the Parent Termination Fee on more than one occasion.
(ii)   Payment of the Parent Termination Fee, if applicable, shall be made by wire transfer of same-day funds to the account or accounts designated in writing by the Company as promptly as reasonably practicable, but in any event within three Business Days, after termination.
(iii)   Each Party acknowledges and agrees that the agreements contained in this Section 7.3 are an integral part of the Transactions and do not constitute a penalty, and that, without these agreements, the Parties would not enter into this Agreement; accordingly, if Parent fails to timely pay any amounts due pursuant to this Section 7.3, and, in order to obtain such payment, the Company commences a suit that results in a judgment against Parent for the amounts set forth in this Section 7.3 or the Guarantors under the Limited Guarantee, Parent shall pay to the Company its Recovery Costs (provided, however, in no event shall any Recovery Costs payable under this Section 7.3(c) exceed $7,500,000).
(iv)    Subject to Section 7.3(d), the Parties agree that the payment of the Parent Termination Fee and, if applicable, the costs and expenses of the Company pursuant to Section 5.13(e) and the Recovery Costs of the Company pursuant to Section 7.3(c)(iii) (in each case, solely to the extent fully paid), shall be the sole and exclusive monetary remedy available to the Company or any of its stockholders or Affiliates under or related to this Agreement (and the termination hereof), the Transactions (including the failure thereof to be consummated) or any matter forming the basis for such termination in the event any such payment becomes due and payable, and none of the Company, its stockholders or any of their respective Affiliates shall be entitled to bring or maintain any Action against Parent, Merger Sub, the Guarantors, any Financing Related Person or any of their respective former, current or future stockholders, optionholders, controlling Persons, managers, members, directors, officers, employees, partners, Affiliates, Representatives, agents nor any of their respective assignees or successors nor any former, current or future stockholder, optionholder, controlling Person, manager, member, director, officer, employee, partner, Affiliate, Representative, agent, assignee or successor of any of the foregoing (such Persons, the “Parent Parties”) arising out of or in connection with this Agreement, the Commitment Letters, the Limited Guarantee, the Debt Financing, the Debt Financing Documents or any of the Transactions or any matters forming the basis for such termination. Subject to Section 7.3(d), upon payment of the Parent Termination Fee, the costs and expenses of the Company pursuant to Section 5.13(e) and the Recovery Costs of the

Company pursuant to Section 7.3(c)(iii) (in each case, solely to the extent fully paid), if applicable, by or on behalf of Parent, none of the Parent Parties nor any Financing Related Person shall have any further liability to the Company or any other Person for any losses suffered under, arising out of or relating to this Agreement, the Debt Financing, the Debt Financing Documents and the Transactions (including the termination hereof and the abandonment of the Merger), whether at law, in contract, in tort, in equity or otherwise. For the avoidance of doubt, while the Company may pursue both a grant of specific performance of the type contemplated by Section 8.10 and the payment of the Parent Termination Fee pursuant to this Section 7.3(c)(iv), as the case may be, under no circumstances shall the Company be permitted or entitled to receive both a grant of specific performance of the type contemplated by Section 8.10 to effect the Closing and payment of the Parent Termination Fee. For the avoidance of doubt, no reimbursement, indemnification, or interest payment pursuant to Section 5.13(e) or Section 7.3(c)(iii) shall reduce the amount of the Parent Termination Fee. Nothing in this Section 7.3 shall restrict (x) the availability to the Company of any remedies in connection with any breach of the Confidentiality Agreement, for which all applicable legal and equitable remedies shall be available to the Company, or (y) the Company’s entitlement to seek and obtain specific performance (1) hereunder as and to the extent permitted by Section 8.10, (2) against the Guarantors under the Limited Guarantee, or (3) under the Equity Commitment Letter to the extent expressly permitted under, and in accordance with, the terms and conditions set forth therein and herein. Nothing in this Section 7.3(c)(iv) shall in any way expand or be deemed or construed to expand the circumstances in which Parent or any other Parent Party may be liable under this Agreement or the Transactions.
(d)   Willful Breach.   Notwithstanding anything to the contrary in this Agreement (including Section 7.3(b)(v) and Section 7.3(c)(iv)), if this Agreement is validly terminated pursuant to any provision of Section 7.1 and, prior to such termination, there has been a Willful Breach of this Agreement by any Party, then, notwithstanding the payment of, or any obligation to pay, the Company Termination Fee or the Parent Termination Fee, as applicable, the non-breaching party shall also be entitled to seek from the Party that has committed such Willful Breach payment of damages if and when due pursuant to this Agreement; provided that, the Parties hereto acknowledge and agree that in no event shall the maximum aggregate monetary liability of any Party (together with the Parent Parties and Company Parties, as applicable) for any and all losses, liabilities, damages and other amounts arising out of or relating to such Willful Breach under this Agreement exceed an amount equal to (x) $175,000,000, plus (y) the amount of any Recovery Costs, plus (z) in the case of a Willful Breach by Parent, the amount of any the reimbursement and indemnification obligations under Section 5.13(e) of this Agreement, if applicable (the “Willful Breach Liability Limitation”), which amount shall apply in lieu of, and shall supersede, any limitation on liability that would otherwise apply pursuant to Section 7.3(b)(v) or Section 7.3(c)(iv), as applicable. For the avoidance of doubt, any Company Termination Fee, Parent Termination Fee and Recovery Costs actually paid by the breaching Party shall be credited against, and shall reduce on a dollar-for-dollar basis, amounts payable by such Party under this Agreement (up to an amount equal to the Willful Breach Liability Limitation). For the avoidance of doubt, (i) in no event shall any Party be required to pay, in the aggregate, an amount in respect of a Willful Breach in excess of the Willful Breach Liability Limitation, and (ii) nothing in this Section 7.3(d) shall limit the right of any party to seek specific performance or other equitable remedies in accordance with Section 8.10.
Section 7.4   Amendment or Supplement.   This Agreement may be amended, modified or supplemented by the Parties, prior to the Effective Time; provided that, following the receipt of the Required Company Stockholder Approval, this Agreement may not be amended in any manner that requires further approval of the stockholders of the Company pursuant to the DGCL without such further stockholder approval. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the Parties at the time of the amendment. Notwithstanding anything to the contrary contained herein, the Lender Protective Provisions contained in this Agreement (and, solely as they relate to such Lender Protective Provisions, the definitions of any terms used in such Lender Protective Provisions) may not be amended, waived or otherwise modified in any manner that adversely affects the Debt Financing or any Financing Related Person, or that imposes any additional liabilities or obligations on, or limits any protections afforded to, any Financing Related Person, without the prior written consent of the Financing Sources.

Section 7.5   Extension of Time; Waiver.   At any time prior to the Effective Time, Parent and Merger Sub, on the one hand, and the Company, on the other hand, may, to the extent permitted by applicable Law, (a) extend the time for the performance of any of the obligations or acts of any of the other Party, (b) waive any inaccuracies in the representations and warranties of the other Party set forth in this Agreement or any document delivered pursuant hereto, or (c) waive compliance with any of the agreements or conditions of the other Party contained herein. Any agreement on the part of a Party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such Party. No failure or delay of any Party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power.
ARTICLE VIII
GENERAL PROVISIONS
Section 8.1    Non-survival.   None of the representations, warranties, covenants or agreements in this Agreement or in any certificate, schedule or other instrument delivered pursuant to this Agreement shall survive the Effective Time, other than those covenants or agreements of the Parties which by their terms apply, or are to be performed in whole or in part, after the Effective Time.
Section 8.2   Notices.   All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, (b) on the date of transmittal if sent by email (provided, that (i) no automatic “bounce back” or similar automatic message of non-delivery is received with respect thereto and (ii) any communication sent by email on either (x) a non-Business Day or (y) any Business Day after 5:00 p.m. (recipient’s local time) shall, in the case of each of (x) and (y), be deemed to have been sent at 9:00 a.m. (recipient’s local time) on the next Business Day), (c) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (d) on confirmed receipt if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the Party to receive such notice:
(i)   if to Parent, Merger Sub or the Surviving Corporation, to:
Neptune BidCo US Inc.
c/o The Nielsen Company (US), LLC
675 Avenue of the Americas, 4th Floor
New York, NY 10010
Attention: Chief Legal Officer
E-mail: legal.notices@nielsen.com
with a copy (which shall not constitute notice) to:
Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, NY 10166
Attention: Richard Birns; Andrew Kaplan; Kristen Poole
E-mail: rbirns@gibsondunn.com;
akaplan@gibsondunn.com;
kpoole@gibsondunn.com
(ii)   if to the Company, to:
DoubleVerify Holdings, Inc.
462 Broadway
New York, NY 10013
Attention: Andy Grimmig
E-mail: andy.grimmig@doubleverify.com

with a copy (which shall not constitute notice) to:
Paul Hastings LLP
200 Park Avenue
New York, NY 10166
Attention: Eric Schiele; Kristiina Leskinen; Dmitriy Molchanov
E-mail: ericschiele@paulhastings.com;
kristiinaleskinen@paulhastings.com;
dmitriymolchanov@paulhastings.com
Section 8.3   Certain Definitions.   As used in this Agreement, the capitalized terms have the respective meanings ascribed to such terms in Exhibit A or as otherwise defined elsewhere in this Agreement.
Section 8.4   Interpretation.
(a)   When a reference is made in this Agreement to a Section, Article, Exhibit or Schedule, such reference shall be to a Section, Article, Exhibit or Schedule of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement or in any Exhibit or Schedule are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The phrase “date hereof” or “date of this Agreement” shall be deemed to refer to August 6, 2026. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning ascribed thereto in this Agreement. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement. The term “or” is not exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” Any reference to “days” in this agreement means calendar days unless Business Days are expressly specified.
(b)   In this Agreement, except as the context may otherwise require, references to: (i) any agreement (including this Agreement), contract, statute or regulation are to the agreement, contract, statute or regulation as amended, modified, supplemented, restated or replaced from time to time (in the case of an agreement or contract, to the extent permitted by the terms thereof and, if applicable, by the terms of this Agreement); (ii) any Governmental Entity includes any successor to that Governmental Entity; (iii) any applicable Law refers to such applicable Law as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under such statute) and references to any section of any applicable Law or other Law include any successor to such section (provided, that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date); (iv) when calculating the period of time within which, or following which, any act is to be done or step taken pursuant to this Agreement, the date that is the reference day in calculating such period shall be excluded and if the last day of the period is a non-Business Day, the period in question shall end on the next Business Day, or if any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day; and (v) “made available” and words of similar import mean, with respect to any document, that such document was previously made available (A) in the electronic dataroom relating to the Transactions maintained by the Company on or prior to one calendar day prior to the date of execution of this Agreement, (B) in the Company SEC Documents, or (C) via email delivery to the other Party or its authorized Representatives before execution of this Agreement.
Section 8.5   Entire Agreement.   This Agreement (including the Exhibits hereto), the Company Disclosure Letter, the Limited Guarantee, the Equity Commitment Letter, Debt Commitment Letter, the Support Agreement, and the Confidentiality Agreement constitute the entire agreement among the parties with respect to the subject matter thereof, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the parties with respect to the subject matter hereof and thereof.

Notwithstanding anything to the contrary in this Agreement, the Parties acknowledge and agree that the Company Disclosure Letter is not incorporated by reference into, and shall not be deemed to constitute a part of, this Agreement or the “agreement of merger” for purposes of Section 251 of the DGCL, but shall have the effects provided in this Agreement.
Section 8.6   Parties in Interest.   This Agreement is not intended to, and shall not, confer upon any other Person other than the Parties and their respective successors and permitted assigns any rights or remedies hereunder, except (a) with respect to Section 5.9 which shall inure to the benefit of the Indemnified Parties benefiting therefrom who are intended third party beneficiaries thereof, (b) if and only if the Effective Time occurs, (i) the right of the Company’s stockholders to receive the Merger Consideration in accordance with the terms of this Agreement and applicable Law, and (ii) the rights of holders of Company Stock Options, Company RSUs, and Company PSUs to receive the payments contemplated by the applicable provisions of Section 2.2 in accordance with the terms and conditions of this Agreement, (c) (i) with respect to Section 7.3(b)(v), which shall inure to the benefit of the Company Related Parties benefiting therefrom who are intended third party beneficiaries thereof and (ii) with respect to Section 7.3(c)(iv), which shall inure to the benefit of the Parent Parties benefiting therefrom who are intended third party beneficiaries thereof, (d) the right of the Company, on its own behalf and as representative of its stockholders and other applicable Persons, to pursue damages (including claims for damages based on the loss of economic benefits of the Merger, including the loss of premium, suffered by holders of Shares, Company RSUs and Company PSUs) and other relief (including equitable relief) for the benefit of the Company and its Affiliates, holders of Shares, Company Stock Options, Company RSUs and Company PSUs or other applicable Persons in the event of Parent’s or Merger Sub’s failure to effect the Transactions as required by this Agreement or Parent’s or Merger Sub’s other breach of this Agreement, and (e) the Financing Related Persons, who are intended third-party beneficiaries of, and may enforce, the Lender Protective Provisions. The representations and warranties in this Agreement are the product of negotiations among the Parties. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely upon, or seek enforcement of, the representations and warranties in this Agreement or the characterization of actual facts or circumstances as of the date of this Agreement or as of any other date.
Section 8.7   Governing Law.   This Agreement and all disputes or controversies arising out of or relating to this Agreement or the Transactions shall be governed by, and construed in accordance with, the internal Laws of the State of Delaware, without regard to the Laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware. Notwithstanding the foregoing, each Party agrees that any action or proceeding of any kind or description, whether in law or in equity, in contract, tort or otherwise, against any Financing Related Person in any way relating to this Agreement or any of the Transactions, the Debt Financing, the Debt Financing Documents, the Commitment Letters, the performance thereof or the transactions contemplated thereby (including any action or proceeding relating to the arrangement, negotiation, funding or syndication of the Debt Financing), including any dispute arising out of or relating in any way to the Debt Commitment Letter, shall be governed by, and construed in accordance with, the Laws of the State of New York, without giving effect to any conflict of laws provision thereof that would cause the application of the Laws of another jurisdiction. Parent and Merger Sub expressly acknowledge and agree that they shall be jointly and severally liable to the Company for any such damages or relief for which Parent or Merger Sub is found liable by a court of competent jurisdiction.
Section 8.8   Submission to Jurisdiction.   Each Party irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or the Transactions brought by any Party or its Affiliates against any other Party or its Affiliates shall be brought and determined in the Court of Chancery of the State of Delaware; provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or any other Delaware state court. Each Party hereby irrevocably submits to the exclusive jurisdiction and venue of the aforesaid courts (and any proper appellate courts therefrom) for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the Transactions. Each Party agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each Party further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each Party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the Transactions, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Notwithstanding anything herein to the contrary, each Party agrees (i) that any action or proceeding of any kind or nature, whether at law or in equity, in contract, tort or otherwise, involving any Financing Related Person in connection with this Agreement, any of the Transactions, the Debt Financing, the Debt Financing Documents, the Commitment Letters, the performance thereof, the arrangement, negotiation, funding or syndication of the Debt Financing or the transactions contemplated thereby, shall be subject to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan, New York, New York and any appellate court thereof and each Party submits for itself and its property with respect to any such action or proceeding to the exclusive jurisdiction of such courts, (ii) not to bring or permit any of its Affiliates or Representatives to bring or support anyone else in bringing any such action or proceeding in any other courts, (iii) that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law and (iv) to waive and hereby irrevocably waives, to the fullest extent permitted by applicable Law, any objection which it may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such action or proceeding in any such court.
Section 8.9   Assignment; Successors.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any Party without the prior written consent of the other Parties, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns. Notwithstanding the foregoing, this Agreement (and all rights, interests and obligations hereunder) may be assigned, in whole or in part, without consent by each of Parent or Merger Sub (i) to any of its wholly owned Subsidiaries, or (ii) for collateral security purposes to any Persons providing financing to Parent or Merger Sub pursuant to the terms thereof (including for purposes of creating a security interest herein or otherwise assigning as collateral in respect of such financing); provided, that no such assignment shall affect or relieve Parent or Merger Sub of their obligations under this Agreement or enlarge, alter or change any obligation of any other Party.
Section 8.10   Specific Performance.   The Parties agree that irreparable damage, for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the Company (on behalf of itself and on behalf of the holders of Shares as third party beneficiaries under Section 8.6), Parent and Merger Sub acknowledge and agree that, subject in all respects to the terms and limitations set forth in this Section 8.10, (i) at any time prior to the valid termination of this Agreement pursuant to Article VII, the Parties shall be entitled to seek specific performance of the terms of this Agreement, including an injunction or injunctions to prevent breaches of this Agreement to enforce specifically the terms and provisions of this Agreement in the courts chosen under Section 8.8, this being in addition to any other remedy to which such Party is entitled at law or in equity, and (ii) the right of specific performance is an integral part of the Transactions and without that right, neither the Company nor Parent would have entered into this Agreement. Each Party hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate or that an award of specific performance is not an appropriate remedy for any reason at law or equity, and (b) any requirement under any law to provide any bond or to post any security as a prerequisite to obtaining equitable relief; provided that, solely with respect to the equitable remedy to specifically enforce Parent’s or Merger Sub’s obligation to effect the Closing, Parent and Merger Sub may oppose the granting of specific performance if one or more of the specific performance conditions set forth below have not been satisfied. Notwithstanding the foregoing it is explicitly agreed that the Company shall only be permitted to obtain an injunction, specific performance or other equitable remedies to enforce the Parent Parties’ obligations to effect the Closing pursuant to Section 1.2 and to cause the Equity Financing to be funded, if, and only in the event that: (i) all of the conditions in Section 6.1 and Section 6.2 have been satisfied or waived (other than conditions that by their nature are to be satisfied by actions taken at the Closing, which shall be capable of being satisfied at the Closing) at the time when the Closing would have been required to occur pursuant to Section 1.2, (ii) the Debt Financing has been funded or will be funded if the Equity Financing is funded at the Closing, (iii) the Company has irrevocably confirmed in writing (x) that the Company is ready, willing and able to take the actions within the Company’s control that are required to cause the Closing to occur if specific performance is granted and the Equity Financing and the Debt Financing are funded and (y) all of the conditions set forth in Section 6.3 have been satisfied or irrevocably waived (other than conditions that are by their nature to be satisfied by actions taken at the Closing, which shall be capable of being satisfied at the Closing), and (iv) Parent and Merger Sub have failed to consummate the Closing on or prior to the earlier of (x) the third Business Day following delivery of such confirmation, and (y) one Business Day prior to the Termination Date. For the avoidance of doubt, (x) in no event shall the Company be entitled to specifically enforce the Equity Commitment Letter to cause the Equity Financing to be funded or to effect the Closing other than as expressly provided in the immediately preceding sentence and (y) in no event shall the Company, Parent or Merger Sub be entitled to seek or specifically enforce any provision of this Agreement or to obtain any injunction or injunctions, or to bring any other action or proceeding in equity in connection with the Transactions against any other party hereto other than in accordance with this Section 8.10.
Section 8.11   Currency.   All references to “dollars” or “$” or “US$” in this Agreement refer to United States dollars, which is the currency used for all purposes in this Agreement.
Section 8.12    Severability.   Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law. If any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and the Parties will negotiate in good faith in order to substitute a suitable and equitable provision therefor in order to carry out as closely as possible, so far as may be valid and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.
Section 8.13   Waiver of Jury Trial.   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PROVIDED BY LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS (INCLUDING THE DEBT FINANCING, THE DEBT FINANCING DOCUMENTS, THE COMMITMENT LETTERS, AND ANY ACTION OR PROCEEDING INVOLVING ANY FINANCING RELATED PERSON IN CONNECTION WITH THE ARRANGEMENT, NEGOTIATION, FUNDING OR SYNDICATION OF THE DEBT FINANCING). EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY OR ANY FINANCING RELATED PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY OR FINANCING RELATED PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER, (C) IT MAKES THE FOREGOING WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.13.
Section 8.14   Counterparts.   This Agreement may be executed in one or more textually identical counterparts (including by electronic or digital signature, .pdf, .tif, .gif, .jpg or similar attachment to email or by electronic signature service (any such delivery, an “Electronic Delivery”)), all of which shall be considered one and the same agreement and shall become effective when one or more such counterparts have been signed by each Party and delivered to the other Parties. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
Section 8.15   No Presumption Against Drafting Party.   Each of Parent, Merger Sub and the Company acknowledges that each Party to this Agreement has been represented by counsel in connection with this Agreement and the Transactions. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting Party has no application and is expressly waived.
Section 8.16   Attorney-Client Privilege.   (a) All attorney-client privilege and attorney work-product protection of the Company or any of its Subsidiaries as a result of legal counsel representing the Company or any of its Subsidiaries in connection with the Transactions, (b) all documents subject to the attorney-client privilege or work-product protection described in Section 8.16 (a) and (c) all documents maintained by the Company or any of its Subsidiaries in connection with the Transactions shall, from and after the Closing, in each case be held by the Persons serving as directors of the Company immediately prior to the Closing, and their respective successors.
Section 8.17   Non-Recourse.   Without limiting the rights of the Company under and to the extent provided under this Agreement, in no event will the Company seek or obtain, nor will it permit any of its Representatives to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or monetary award against Parent, Merger Sub or the Guarantors with respect to this Agreement, the Commitment Letters, the Limited Guarantee or the Transactions (including any breach by the Guarantors, Parent or Merger Sub), the termination of this Agreement, the failure to consummate the Transactions or any claims or actions under applicable Law arising out of any such breach, termination or failure, other than (x) from Parent or Merger Sub to the extent expressly provided for in this Agreement, (y) the Guarantors to the extent expressly provided for in the Limited Guarantee or the Commitment Letters, as applicable, or (z) from The Nielsen Company (US), LLC to the extent provided for in the Confidentiality Agreement. Except to the extent a named party to this Agreement, the Confidentiality Agreement, the Equity Commitment Letter, the Limited Guarantee, the Debt Commitment Letter, or any other instrument, certificate, agreement, paper or document entered into in connection with the Transactions (and then only to the extent of the specific obligations undertaken by such named party herein or therein, and not otherwise), no past, present or future director, officer, employee, incorporator, member, partner, equityholder, stockholder, Financing Related Person, Affiliate, agent, attorney, advisor or representative or Affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of Company, Parent or Merger Sub under this Agreement (whether for indemnification or otherwise) or of or for any Proceeding based on, arising out of, or related to this Agreement, the Debt Financing, the Debt Financing Documents or the Transactions; provided, that, notwithstanding the foregoing, nothing in this Section 8.17 shall in any way limit or modify the rights and obligations of the Company, Parent or Merger Sub under this Agreement, the Guarantors’ obligations to the Company under the Limited Guarantee, the Guarantors’ obligations to Parent under the Equity Commitment Letter, or any Financing Related Person’s obligations to Parent under the Commitment Letters.
Section 8.18   Financing Related Person Protections.   Notwithstanding anything to the contrary in this Agreement, the Parties acknowledge and agree that: (a) no Financing Related Person shall have any liability to the Company, its stockholders, any of its Affiliates, or any other Person (other than to Parent under the Debt Commitment Letter) for any losses, claims, damages, liabilities, costs or expenses (including attorneys’ fees) suffered or incurred by any Person in connection with this Agreement, the Transactions, the Debt Financing, the Debt Financing Documents, the Commitment Letters, or any of the services provided by any Financing Related Person in connection therewith, whether in law or in equity, in contract, in tort or otherwise; (b) no Financing Related Person shall be subject to any special, consequential, punitive or indirect damages or damages of a tortious nature in connection with this Agreement, the Transactions, the Debt Financing, the Debt Financing Documents, the Commitment Letters, or any of the services provided by any Financing Related Person in connection therewith; (c) each Party, on behalf of itself and its Affiliates, waives any and all claims and causes of action of any kind or description against any Financing Related Person in connection with this Agreement, the Transactions, the Debt Financing, the Debt Financing Documents, the Commitment Letters, or any of the services provided by any Financing Related Person in connection therewith (other than claims and causes of action that Parent may have under the Debt Commitment Letter); and (d) in no event will the Company, any of its Affiliates, or any other Person seek or obtain, or permit any of their Representatives to seek or obtain, any monetary recovery or monetary award against any Financing Related Person in connection with this Agreement, the Transactions, the Debt Financing, the Debt Financing Documents, the Commitment Letters, or any of the services provided by any Financing Related Person in connection therewith (other than any claims and causes of action that Parent may have under the Debt Commitment Letter).
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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.
NEPTUNE BIDCO US INC.
By:	/s/ George D. Callard Name: George D. Callard Title: President
WALLACE MERGER SUB INC.
By:	/s/ George D. Callard Name: George D. Callard Title: President
DOUBLEVERIFY HOLDINGS, INC.
By:	/s/ Mark Zagorski Name: Mark Zagorski Title: Chief Executive Officer
[Signature Page to Agreement and Plan of Merger]

Exhibit A
Certain Definitions
(a)   “Acceptable Confidentiality Agreement” means any customary confidentiality agreement that is (i) in effect as of the execution and delivery of this Agreement, in each case, or (ii) executed, delivered and effective after the execution and delivery of this Agreement that contains provisions that are not less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement (it being understood that such agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making of any Acquisition Proposal), so long as in each case, the agreement does not contain any provision prohibiting or otherwise restricting the Company from making any of the disclosures required to be made by Section 5.3.
(b)   “Acquisition Proposal” means any inquiry, proposal or offer from any Person or group of Persons other than Parent or one of its Subsidiaries for (i) a merger, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution, share sale, disposition or similar transaction involving an acquisition of 20% or more of the business of the Company (or of any Subsidiary or Subsidiaries of the Company whose businesses constitute, or of assets of the Company Group that constitute, 20% or more of the assets of the Company Group, taken as a whole), in each case, measured by the fair market value thereof, (ii) the acquisition in any manner, directly or indirectly, of over 20% of the outstanding Shares, (iii) a tender offer or exchange offer that if consummated would result in any Person or Group (as defined in the Exchange Act) acquiring beneficial ownership of 20% or more of the outstanding Shares, in each case other than the Transactions, or (iv) any combination of the foregoing.
(c)   “Affiliate” of any Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person; provided that, prior to the Closing, (i) none of Parent or Merger Sub shall be deemed to be Affiliates of the Company or any Subsidiaries of the Company, and (ii) the Company and Subsidiaries of the Company shall not be deemed to be Affiliates of Parent or Merger Sub, in each case, for any purpose hereunder; provided, further, that with respect to Parent and Merger Sub, the term “Affiliate” as used in Section 5.6 shall not include any of the investment funds, investment vehicles or clients sponsored or advised by the Guarantors or any of their Affiliates, or any of the portfolio companies (as such term is commonly understood in the private equity industry) or other investments of any such investment fund, investment vehicle or client, other than Parent and its Subsidiaries.
(d)   “AML Laws” means all U.S. and non-U.S. Laws relating to money laundering, including financial recordkeeping and reporting requirements, which apply to the business, assets, or dealings of the Company and any related or similar Laws issued, administered or enforced by any Governmental Entity; such as, without limitation, Title 18 U.S.C. 1956, 1957, 1960; and Title 31 U.S.C. 5311, et seq. (the Bank Secrecy Act, as amended by the USA PATRIOT Act); the UK Proceeds of Crime Act of 2002; and the UK Terrorism Act of 2000, as amended.
(e)   “Anti-Corruption Laws” means all U.S. and non-U.S. Laws relating to the prevention of corruption, bribery, or substantially similar conduct, including, without limitation, the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the UK Bribery Act 2010.
(f)   “Antitrust Law” means the Sherman Antitrust Act of 1890, as amended, the Clayton Antitrust Act of 1914, as amended, the HSR Act, the Federal Trade Commission Act, as amended, foreign antitrust or competition Laws, and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.
(g)   “Available Cash” means unrestricted cash on hand and other sources of immediately available funds of Parent that, from and after the date of determination through the Effective Time, are available to Parent for purposes of funding the Required Amount and not subject to any conditionality or other restrictions on usage.
(h)   “Business Day” means any day other than a Saturday, a Sunday or a day on which banks in New York, New York or Governmental Entities in the State of Delaware are authorized or required by applicable Law to be closed.

A-A-1

(i)   “Company Benefit Plan” means an “employee benefit plan” (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA), or a stock purchase, stock option, stock appreciation or other stock or stock-based rights, non-statutory severance, termination, post-termination benefit (including compensation, pension, and health and welfare benefits) employment, change-in-control, retention, transaction, savings, vacation pay, holiday pay, perquisite or other fringe benefit, bonus, incentive, deferred compensation, expatriate or relocation benefit, pension, retirement, health and welfare (including medical, dental, vision or prescription benefits, including any self-insured arrangement) and other employee benefit plan, agreement, program, policy, or arrangement, in each case whether written or unwritten, that is maintained, administered, contributed to, or sponsored by the Company or any of its Subsidiaries, or under which the Company or any of its Subsidiaries has or could reasonably be expected to have any direct or indirect obligation or contingent or actual liability, other than any “multiemployer plan” (within the meaning of Section 3(37) of ERISA) or any plan, agreement, program, policy, or arrangement maintained or sponsored by a Governmental Entity to which the Company or any Subsidiary is required to contribute pursuant to applicable Law.
(j)   “Company Committee” means a committee of the Company Board (including the Special Committee).
(k)    “Company Credit Agreement” means that certain Credit Agreement, dated as of August 12, 2024, by and among DoubleVerify, Inc., as borrower, DoubleVerify Midco, Inc., as holdings, the lenders and letter of credit issuers party thereto and JPMorgan Chase Bank, N.A., as administrative agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time).
(l)   “Company Group” means the Company and its wholly owned Subsidiaries, taken as a whole.
(m)    “Company Required Information” means (i) the audited consolidated balance sheet of the Company as of December 31, 2025, December 31, 2024 and, if the Marketing Period has not been completed on or prior to February 11, 2027, December 31, 2026 and the related audited consolidated statements of income and cash flows for the fiscal years then ended, (ii) the unaudited condensed consolidated balance sheet of the Company as of the last date of each subsequent fiscal quarter, other than the fourth fiscal quarter in any fiscal year, ending after December 31, 2025, and at least 45 days prior to the Closing Date, and the related unaudited condensed consolidated statements of income and cash flows for the three months then ending and for the portion of the year to date reviewed by the Company’s independent auditor, (iii) historical information reasonably requested by Parent in Parent’s preparation of the pro forma financial statements referred to in Section 5.13(a)(iv) (after giving effect to the proviso thereto) and (iv) all other financial data and other information regarding the Company and its Subsidiaries that is reasonably requested by Parent (following a written request for such information from the underwriters or initial purchasers of such offering) and required for Parent to produce customary Offering Documents for high yield debt securities issued on a “Rule 144A for life” basis (but for the avoidance of doubt, excluding the Excluded Information); provided, that, notwithstanding anything to the contrary in this definition or otherwise, nothing herein shall require the Company or any of its Subsidiaries to provide (or be deemed to require the Company or any of its Subsidiaries to prepare) any (1) description of all or any portion of the Debt Financing, including any “description of notes,” “plan of distribution” and information customarily provided by investment banks or their counsel or advisors in the preparation of Offering Documents for private placements of non-convertible bonds pursuant to Rule 144A under the Securities Act, (2) risk factors including, those relating to, or any description of, all or any component of the Debt Financing, (3) financial statements or other information required by Rule 3-03(e), Rule 3-05, Rule 3-09, Rule 3-10, Rule 3-16, Rule 13-01 or Rule 13-02 of Regulation S-X or Item 302 of Regulation S-K under the Securities Act, or any segment reporting, in each case which are prepared on a basis not consistent with the Company’s reporting practices for the periods presented in the Company Required Information; any compensation discussion and analysis or other information required by Item 10, Item 402 and Item 601 of Regulation S-K under the Securities Act or XBRL exhibits; or any information regarding executive compensation or related persons related to SEC Release Nos. 33-8732A, 34-54302A and IC-27444A, (4) other information customarily excluded from Offering Documents for private placements of non-convertible high-yield bonds pursuant to Rule 144A under the Securities Act in a “Rule 144A-for-life” offering, (5) consolidating financial statements, separate Subsidiary financial statements, related party disclosures, or any segment information, including any required by FASB Accounting Standards Codification Topic 280, in each case which are prepared on a basis not consistent with the Company’s reporting practices for the periods

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presented in the Company Required Information, (6) financial information that the Company or its Affiliates do not maintain in the ordinary course of business (other than the historical financial statements and other historical information expressly set forth in the foregoing clauses (i) to (iv)), (7) information not reasonably available to the Company or its Affiliates under their respective current reporting systems (other than the historical financial statements and other historical information expressly set forth in the foregoing clauses (i) to (iv)) or (8) projections (the information described in this proviso, the “Excluded Information”). For the avoidance of doubt, financial statements referred to in the foregoing clauses (i) and (ii) will be prepared in accordance with GAAP and the unaudited financial statements referred to in clause (ii) will be reviewed by the independent accountants of the Company as provided in the procedures specified by PCAOB AS 4105; provided, that no opinion shall be required with respect to such review of such unaudited financial statements. It is understood and agreed that the requirements of clauses (i) and (ii) of this definition will be satisfied by the filing by the Company of the applicable financial statements on Form 10-K or Form 10-Q, as applicable, with the SEC, and such financial statements shall be deemed delivered to Parent on the earliest date on which (A) the Company posts such documents, or provides a link thereto, on its website, (B) such documents are posted on the Company’s behalf on IntraLinks/IntraAgency or another website to which Parent and the Financing Sources have access or (C) such financial statements are filed on the SEC’s EDGAR website. For the avoidance of doubt, notwithstanding anything included herein to the contrary, no Company Required Information shall be required to be provided after the satisfaction of the Marketing Period or the date on which the Debt Financing has been consummated (including, for the avoidance of doubt, if the proceeds of the Debt Financing are placed into escrow upon consummation).
(n)   “Contract” means, with respect to any Person, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit or other instrument or obligation to which such Person or any of its Subsidiaries is a party or by which the such Person or any of its Subsidiaries or any of their respective properties are bound, other than, with respect to the Company and its Affiliates, any Company Benefit Plan.
(o)   “control” (including the terms “controlled,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
(p)   “Debt Commitment Letter” means the debt commitment letter, dated the date hereof, among Parent and the Financing Sources party thereto (including all exhibits, annexes, schedules and term sheets attached thereto), as amended, amended and restated, supplemented, replaced or otherwise modified in compliance with this Agreement (and including any joinders thereto) or as required by Section 5.13(b), pursuant to which the Financing Sources party thereto have agreed, on the terms set forth there in and subject only to the applicable Financing Conditions, to provide or cause to be provided the debt financing described therein for the purposes of financing the Transactions, including payment of the Required Amount.
(q)   “Debt Commitment Papers” means the Debt Commitment Letter and the Debt Fee Letter.
(r)   “Debt Fee Letter” means that certain fee letter relating to the Debt Financing.
(s)   “Debt Financing” means the debt financing incurred or intended to be incurred pursuant to the Debt Commitment Letter (including any debt securities issued or incurred in lieu of any bridge facility contemplated by the Debt Commitment Letter) or any Debt Financing Document.
(t)   “Debt Financing Documents” means any credit agreements, amendments or joinders to existing credit agreements, note purchase agreements, engagement letters, fee letters, indentures, guarantees, pledge and security documents and other definitive financing documents contemplated by the Debt Financing, in each case, consistent with the Debt Commitment Papers.
(u)   “Environmental Laws” means all foreign, federal, state, or local statutes, regulations, ordinances, codes, or decrees protecting the quality of the ambient air, soil, surface water or groundwater, in effect as of the date of this Agreement.
(v)   “Environmental Permits” means all permits, licenses, registrations, and other authorizations required under applicable Environmental Laws.
(w)   “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

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(x)   “Financing Conditions” means the conditions precedent to the funding of Financing on the Closing Date and, in the case of the Debt Commitment Letter, expressly set forth or referred to in Exhibit D to the Debt Commitment Letter and in the sections entitled “Conditions to Initial Borrowing” in Exhibits B and C to the Debt Commitment Letter.
(y)   “Financing Related Persons” means (i) the Financing Sources, (ii) any Affiliates of the Financing Sources, (iii) the respective former, current and future officers, directors, employees, agents, attorneys, advisors, shareholders, representatives, stockholders, general or limited partners, members, controlling persons, trustees and other Representatives of each Person identified in the foregoing clauses (i) and (ii), (iv) the permitted successors and assigns of each of the Persons described in the foregoing clauses (i), (ii) and (iii) and (v) any fund or investment vehicle managed or controlled by, or under common management or control with, any Person described in clauses (i) through (iv).
(z)   “Financing Sources” means the Persons (including any lenders, agents, arrangers, bookrunners, managers, co-agents, financial institutions, institutional investors, underwriters, commitment parties or similar debt financing sources) that are party to, and have committed to provide or arrange, all or any part of the Debt Financing pursuant to the Debt Commitment Letter or any Debt Financing Document (or that have otherwise agreed to purchase securities or place securities or arrange or provide loans in lieu of the Debt Financing) and/or any additional or replacement lender, agent, arranger, bookrunner, syndication agent or other entity acting in a similar capacity for the Debt Financing (but excluding, for the avoidance of doubt, Parent and Merger Sub) and, in each case, their respective successors and assigns.
(aa)   “Foreign Investment Law” means all supranational, national or regional Laws relating to national security review or that are designed or intended to prohibit, restrict or regulate actions by foreigners to acquire interests in domestic equities, securities, entities, assets, land or interests, or otherwise to screen investments in sensitive activities from a national security perspective.
(bb)   “Government Official” means any foreign official or governmental employee, foreign political party or official thereof, or candidate for foreign political office, or any person acting in an official capacity for or on behalf of any foreign government, department, agency, or instrumentality, or on behalf of any public organization, as such terms are defined under applicable Anti-Corruption Laws.
(cc)   “Hazardous Materials” means any materials, substances or wastes for which liability or standards of conduct are imposed pursuant to any Environmental Law, including asbestos, asbestos containing materials, polychlorinated biphenyls, per- and polyfluoroalkyl substances, petroleum or petroleum products, radioactive materials and microbial matter, urea formaldehyde and radon gas.
(dd)   “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
(ee)   “Indebtedness” means, with respect to any Person and as of any time of determination (and without duplication), all obligations (including, as applicable, the principal and accrued and unpaid interest thereon, any prepayment, redemption fees, premiums, penalties and any other amounts payable that would arise at the Closing as a result of the discharge of the obligations, including, in each case, any such amounts set forth in the Payoff Letter) of such Person consisting of: (i) any indebtedness for borrowed money; (ii) all obligations evidenced by debt securities, bonds, debentures, notes or similar instruments (but excluding performance bonds, surety bonds and similar instruments); (iii) all obligations under leases required to be treated as capital or finance leases in accordance with GAAP; (iv) all obligations with respect to earn-outs, purchase price holdbacks or similar obligations or the deferred purchase price of property, goods or services (but excluding trade payables, accrued expenses and accruals incurred in the ordinary course of business); (v) all indebtedness secured by a Lien (other than any Permitted Lien) on property or assets owned or acquired by such Person, whether or not the indebtedness secured thereby has been assumed; (vi) all reimbursement obligations with respect to letters of credit, bankers’ acceptances, performance bonds, surety bonds or similar obligations, in each case solely to the extent drawn; (vii) commitments to repurchase equity securities of such Person; (viii) all obligations in respect of currency or interest rate swaps, collars, caps, hedges, or similar arrangements; or (ix) any guarantee of any such indebtedness described in the foregoing clauses (i) through (viii) (other than, in each case, any such obligations between or among such Person and its Subsidiaries).
(ff)   “Intellectual Property” means all (i) patents and patent applications, (ii)   trademarks, service marks, trade names, and trade dress (in each case, whether registered or unregistered), and all registrations and

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applications to register any of the foregoing, together with the goodwill connected with the use thereof and symbolized thereby, (iii) copyrights (whether registered or unregistered), and all registrations and applications for registration of the foregoing, (iv) Internet domain names, (v) rights in computer software (whether in source code, object code, or other form) (collectively, “Software”) and (vi) confidential and proprietary information, including trade secrets and know-how.
(gg)   “Intervening Event” means an event, occurrence, fact, change or effect that is material to the business, assets or operations of the Company and (A) was not known to, or reasonably foreseeable by, the Company Board as of the date of this Agreement (or if known or reasonably foreseeable, the magnitude or consequences of which were not known or reasonably foreseeable by the Company Board as of the date of this Agreement), which event, occurrence, fact, change or effect, or any consequence thereof, first becomes known to, or reasonably foreseeable by, the Company Board prior to the Effective Time, and (B) does not relate to (i) an Acquisition Proposal, (ii) the mere fact, in and of itself, that the Company meets or exceeds any internal or published projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period ending on or after the date hereof (it being understood that the underlying cause of any of the foregoing in this clause (ii) may be considered and taken into account to the extent not otherwise expressly prohibited by this definition), (iii) any changes in the market price or trading volume of the Company’s capital stock or the credit rating of the Company (it being understood that the underlying cause of any of the foregoing in this clause (iii) may be considered and taken into account to the extent not otherwise expressly prohibited by this definition), or (iv) changes in general economic, political or financial conditions or markets (including changes in interest rates, exchange rates, stock, bond or debt prices).
(hh)   “IT Systems” means all information technology and communications networks and systems, including Software, that are owned or used by the Company Group.
(ii)   “knowledge” of the Company means the actual knowledge (and not imputed or constructive knowledge) of the individuals listed on Section 8.18(ii) of the Company Disclosure Letter, in each case after reasonable inquiry or investigation.
(jj)   “Lender Protective Provisions” means Section 7.2, Section 7.3, Section 7.4, Section 8.6, Section 8.7, Section 8.8, Section 8.13, Section 8.17 and Section 8.18 of this Agreement.
(kk)   “Liens” means any security interests, liens, claims, pledges, agreements, limitations in voting rights, charges, easements, licenses, or other encumbrances or similar restrictions of any kind.
(ll)   “Marketing Period” means the first period of 15 consecutive Business Days beginning on the first Business Day after the later of (x) the date on which Parent shall have received the Company Required Information and (y) the first date on which the conditions set forth in Section 6.1 and Section 6.2 (other than those conditions that by their terms are to be satisfied at the Closing, but subject to such conditions then being capable of being satisfied) shall have been satisfied or waived, and throughout which Parent shall have the Company Required Information and such conditions shall remain satisfied or waived; provided, that: (i) if the annual or quarterly financial statements constituting Company Required Information would be required to be updated pursuant to the definition of Company Required Information, during such 15 consecutive Business Day period (and have not been updated prior to such period), then the Marketing Period shall not be deemed to commence until (and shall not be deemed to restart any earlier than) the earliest date on which the Company has furnished Parent with the applicable updated financial statements (giving effect to the second sentence of this definition); (ii) if Deloitte & Touche LLP shall have withdrawn its audit opinion with respect to any of the financial statements included in the Company Required Information, the Marketing Period shall not be deemed to commence unless and until a new audit opinion is issued with respect to such financial statements by Deloitte & Touche LLP or another nationally recognized independent public accounting firm; (iii) if any of the financial statements included in the Company Required Information shall have been restated, the Company shall have publicly announced its intent to restate any such financial statements or that any such restatement is under consideration or may be a possibility, or the Company Board shall have determined that a restatement of any such financial statements is required, then the Marketing Period shall be deemed not to resume unless and until (and shall not be deemed to restart any earlier than) such restatement has been completed or the Company has determined that no restatement shall be required in accordance with GAAP consistently applied (giving effect to the second sentence of this definition); (iv) if the Company Required Information contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the

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statements contained in such Company Required Information, in the light of the circumstances under which they were made, not misleading (taken as a whole and giving effect to all supplements and updates thereto), then the Marketing Period shall not be deemed to resume unless and until such Company Required Information has been updated or amended so that there is no longer any such untrue statement or omission (giving effect to the second sentence of this definition); (v) if the financial statements included in the Company Required Information are not sufficient at any time during such 15 consecutive Business Day period (giving effect to the second sentence of this definition) to permit the Company’s independent auditor to issue a customary “comfort” letter to the relevant Financing Sources, including as to customary “negative assurance” and change period comfort, in order to consummate the Debt Financing (or the Company’s independent auditor is not prepared to issue a customary comfort letter subject to their completion of customary procedures), then the Marketing Period shall not be deemed to resume unless and until the Company’s independent auditor is able to issue such customary comfort letter in order to consummate the Debt Financing; and (vi) (1) such 15 consecutive Business Day period shall not commence prior to September 8, 2026, (2) November 26, 2026 shall not count as a Business Day for such 15 consecutive Business Day period (it being understood that such exclusion under this clause (2) shall not restart such period), (3) if such 15 consecutive Business Day period has not ended on or prior to December 18, 2026, then such 15 consecutive Business Day period shall not commence prior to January 4, 2027 and (4) if such 15 consecutive Business Day period has not ended on or prior to February 11, 2027, then such 15 consecutive Business Day period shall not commence prior to the earlier of (i) the date on which the audited consolidated financial statements of Parent for the fiscal year ending December 31, 2026 have been delivered and (ii) March 15, 2027. Notwithstanding anything included herein to the contrary (other than with respect to clause (iv) above), the Company may provide updates to the Company Required Information during such Marketing Period with more recent information regarding the Company including financial statements, related financial data and information related to the financial position, results of operations, cash flows and prospects of the Company, and in such event the 15 consecutive Business Day period shall not be deemed to have been tolled or recommenced. If at any time the Company shall reasonably and in good faith believe that it has provided the Company Required Information and that the conditions described in clause (y) of the first sentence of this definition have been satisfied or waived, it may deliver to Parent a written notice to that effect (stating when it believes it completed such delivery and that such conditions have been so satisfied or waived), in which case, the requirements described in clause (x) and clause (y) of the first sentence of this definition will be deemed to have been satisfied as of the date of such notice, unless Parent in good faith reasonably believes that the Company has not completed the delivery of the Company Required Information or that such conditions have not been so satisfied or waived and, within two Business Days after the date of delivery of such notice, delivers a written notice to the Company to that effect (stating with specificity which Company Required Information the Company has not delivered or which conditions have not been so satisfied or waived) and, following delivery of such Company Required Information specified in such notice (or satisfaction or waiver of such conditions), such requirements will be deemed to have been satisfied; provided, that such written notice from Parent to the Company will not prejudice the Company’s right to assert that the Company Required Information was, in fact, delivered, that such conditions were, in fact, satisfied or waived and that the Marketing Period has commenced. Notwithstanding anything in this definition to the contrary, the Marketing Period shall be deemed to have been completed on any date on which the Debt Financing has been consummated, including if the proceeds of the Debt Financing are placed into escrow upon consummation.
(mm)   “Material Adverse Effect” means any event, change, occurrence or effect that (x) would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company Group, taken as a whole or (y) would, or would reasonably be expected to, prevent or materially impair or materially delay the ability of the Company to consummate the Transactions; provided, that, solely for purposes of the foregoing clause (x), no event, change, occurrence or effect directly or indirectly arising out of, attributable to or resulting from any of the following, alone or in combination, shall be deemed to constitute, or be taken into account in determining whether there has been or would or could be, or would reasonably be expected to be, a Material Adverse Effect: (i) any changes in general economic or business conditions or in the financial, debt, banking, capital, currency, credit or securities markets, or in interest or exchange rates, in each case, in the United States or elsewhere in the world, (ii) any changes or developments generally affecting any of the industries in which the Company Group operates, including due to changes in applicable Law or the issuance of any executive orders or other proposed or binding directives issued by any Governmental Entity or other governmental activity (including any imposition of new tariffs, duties, trade

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restrictions, or import/export regulations by a Governmental Entity or any retaliatory measures enacted in response thereto), in each case, after the date hereof, (iii) any changes or proposed changes in GAAP or in applicable accounting regulations or principles, or in interpretations of any of the foregoing, in each case, after the date hereof, (iv) any changes in political, geopolitical, legal, Tax, or regulatory conditions, including any outbreak, continuation or escalation of any military conflict, declared or undeclared war, armed hostilities (including the war in Ukraine and the conflicts in the Middle East (including hostilities in Iran, Israel, the Palestinian territories, Yemen and southern Lebanon)), civil unrest, public demonstrations or acts of foreign or domestic terrorism, or any escalation or worsening of, or responses to, any such conditions, and any sanctions or other applicable Laws, directives, policies, guidelines or recommendations promulgated by any Governmental Entity in connection therewith, (v) any change in the price or trading volume of the Company’s stock, in and of itself (provided, that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “Material Adverse Effect” may be taken into account in determining whether there has been a Material Adverse Effect), (vi) any failure by the Company Group to meet internal, published or analysts’ projections, forecasts or revenue or earnings predictions, in and of itself (provided, that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Material Adverse Effect” may be taken into account in determining whether there has been a Material Adverse Effect), (vii) any natural or manmade disasters or calamities, weather conditions including hurricanes, floods, tornados, tsunamis, earthquakes and wild fires, “acts of God”, regional, national or international cyber outages or other force majeure events, or any escalation or worsening of, or responses to, such conditions, (viii) global health conditions, including any epidemic, pandemic or outbreak of disease or public health event (including COVID-19, monkeypox and Ebola (or similar viruses)), or any escalation or worsening of such conditions, (ix) any other regional, national or international calamity, crisis or emergency, including any government shutdown, default or other similar event or occurrence by or involving any Governmental Entity or any change in government funding, budgeting or fiscal policy, whether or not caused by any Person, (x) the announcement, pendency or consummation of this Agreement or the Transactions, the identity of the parties to this Agreement or any facts or circumstances relating to Parent, Merger Sub or any of their Affiliates (or any actions taken by Parent, Merger Sub or any of their Affiliates or the announcement or other disclosure of such Persons’ plans or intentions with respect to the conduct of the business of the Company Group after the Closing), including the initiation of litigation by any stockholder of the Company (or a derivative or similar claim) to the extent asserting allegations of breach of fiduciary duty or under securities laws relating to this Agreement or the Transactions (it being understood that this clause (x) shall not apply with respect to any representation or warranty contained in this Agreement to the extent that the purpose of such representation or warranty is to address the consequences resulting from the execution and delivery of this Agreement or the consummation of the Transactions), (xi) any action taken (or not taken) by the Company or any of its Subsidiaries, in each case which is expressly required to be taken (or not taken) by this Agreement, including any inaction in compliance with the express provisions of Section 5.1, and (xii) any actions taken (or omitted to be taken) at the express written request or with the express written consent of Parent or Merger Sub, except, in the case of clauses (i), (ii), (iii), (vii), (viii) and (ix), to the extent the Company Group is materially disproportionately affected thereby relative to other participants in the industry or industries in which the Company Group operates (in which case only the incremental disproportionate effect or effects may be taken into account in determining whether there has been, would be or would reasonably be expected to be, a Material Adverse Effect).
(nn)   “Offering Documents” means prospectuses, private placement memoranda, offering memoranda, information memoranda, syndication memoranda and packages and lender and investor presentations in each case to the extent the same are customary and required in connection with the Debt Financing.
(oo)   “Open Source Software” means any Software that is licensed pursuant to (i) any license that meets the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation), including the GNU General Public License (GPL), the GNU Lesser General Public License (LGPL), the GNU Affero General Public License (AGPL), the MIT License, the Apache License, and any BSD license, or (ii) any other license for Software that requires, as a condition of the use, modification, or distribution of Software subject to such license, that such Software or other Software combined or distributed with such Software be (A) disclosed or distributed in source code form, (B) licensed for the purpose of making derivative works, or (C) redistributable at no charge.

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(pp)   “Owned Intellectual Property” means all Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries.
(qq)   “Parent Material Adverse Effect” means any event, change, occurrence or effect that, individually or in the aggregate, would, or would reasonably be expected to, prevent, materially delay, or materially impede the performance by Parent or Merger Sub of its obligations under this Agreement or the consummation of the Transactions prior to the Termination Date on the terms set forth in this Agreement.
(rr)   “Payoff Letter” means, with respect to the Company Credit Agreement, a customary payoff letter, in form and substance reasonably acceptable to Parent, executed by the lenders (or their duly authorized agent or representative) thereto.
(ss)   “Permitted Liens” means: (i) Liens for Taxes, assessments and other governmental levies, fees or charges which are not due and payable as of the Closing Date or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established in accordance with GAAP; (ii) mechanics, carrier’s, repairer’s, worker’s, warehouseman’s, materialmen’s and similar Liens for amounts which are not delinquent and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (iii) zoning, planning, entitlement, building codes and other land use Laws regulating the use or occupancy of real property or the activities conducted thereon which are imposed by any Governmental Entity having jurisdiction over such real property which are not violated by the current use or occupancy of such real property or the operation of the business of the Company Group as currently conducted; (iv) to the extent terminated in connection with the Closing, Liens securing payment, or any other obligations, of the Company Group with respect to Indebtedness for borrowed money; (v) Liens and restrictions on real property (including easements, covenants, conditions, restrictions, rights of way, defects, irregularities or imperfections of title, encroachments, Permits and other similar matters) which do not materially impair the use or occupancy of such real property; (vi) all matters of record and any state of facts that would be shown by an accurate survey or inspection of real property; (vii) licenses to Intellectual Property granted in the ordinary course of business; (viii) Liens securing rental payments under capital lease agreements; (ix) any right, interest, Lien or title of a lessor or sublessor under a lease, sublease or occupancy agreement or in the property being leased; (x) Liens arising in the ordinary course of business and not incurred in connection with the borrowing of money; (xi) Liens arising under worker’s compensation, unemployment insurance, social security, retirement or similar Laws; (xii) Liens described in Section 1.1(a) of the Company Disclosure Letter; and (xiii) any Liens (other than Liens securing Indebtedness for borrowed money) that do not materially and adversely affect the continued ownership, rights to use or operation (as applicable) of the applicable property or assets subject thereto in the conduct of business of a Person and its Subsidiaries as currently conducted.
(tt)   “Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including any Governmental Entity.
(uu)   “Personal Information” means any information defined as “personal data”, “personally identifiable information” or “personal information” or any functional equivalent of these terms relevant under any Privacy Law, including but not limited to information that identifies, relates to, describes, locates or is reasonably capable of being associated with, or could reasonably be linked with a natural Person or that, in combination with other data reasonably available to the Company Group, can be used to identify or locate a natural Person.
(vv)   “Process,” “Processed” or “Processing” means any operation or set of operations performed, whether by manual or automated means, on data (including Personal Information) or on sets of data (including Personal Information), including the collection, use, sale, storage, safeguarding, transfer, disclosure, analysis, deletion, disposal, or modification thereof.
(ww)   “Prohibited Modifications” means any amendment, replacement, modification, assignment, termination or waiver to be made to, or consent to any waiver of, any provision of or remedy under the Debt Commitment Papers that would or would reasonably be expected to (i) reduce the aggregate net cash amount of the Debt Financing (including by increasing the amount of fees to be paid or original issue discount) to an amount that, together with Available Cash, is less than the Required Amount, (ii) impose new or additional (or expand or adversely amend or modify any existing) conditions to the Debt Financing or otherwise add, expand, amend or modify any other provision of the Debt Commitment Papers, in each case, in a manner that

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would or would reasonably be expected to delay or prevent the funding of the Debt Financing (or satisfaction of the conditions to any of the Debt Financing) at the Effective Time, (iii) delay or make less likely the funding of all or a portion of the Debt Financing (or satisfaction of the conditions to the Debt Financing) on or prior to the Effective Time, (iv) adversely impact the ability of Parent or Merger Sub or any of their respective Affiliates to enforce their respective rights against the Financing Sources or any other parties to the Debt Commitment Papers or the Debt Financing Documents or (v) otherwise adversely affect the ability of Parent or Merger Sub or any of their respective Affiliates to timely consummate the Transactions.
(xx)   “Representatives” means, with respect to any Person, the directors, officers, employees, investment bankers, attorneys, accountants and other representatives and advisors of such Person.
(yy)   “Sanctioned Country” means any country, territory, geographical region or jurisdiction that is the subject or target of a comprehensive embargo under Sanctions (including Cuba, Iran, North Korea, Syria (until July 1, 2025), and the Crimea, so-called Donetsk People’s Republic, so-called Luhansk People’s Republic, Kherson, and Zaporizhzhia regions of Ukraine).
(zz)   “Sanctioned Person” means any Person that is the subject or target of any Sanctions, including any Person: (a) listed in any applicable U.S. or non-U.S. Sanctions-related list, including the Office of Foreign Assets Control (“OFAC”)-administered Specially Designated Nationals and Blocked Persons List; (b) located, organized or resident, or has a principal place of business in a Sanctioned Country; (c) any entity that is, in the aggregate, fifty percent (50%) or greater owned or otherwise controlled by one or more Persons described in clause (a); or (d) any Governmental Entity of a Sanctioned Country or the Government of Venezuela.
(aaa)   “Sanctions” means any economic or financial sanctions or trade embargoes administered, imposed or enforced from time to time by the United Nations Security Council, the United States (including the U.S. Department of State or OFAC), the European Union, the United Kingdom (including His Majesty’s Treasury), or any other Governmental Entity with jurisdiction over the Company or its Subsidiaries.
(bbb)   “Subsidiary” means, with respect to any Person, any other Person (i) of which stock or other equity interests having ordinary voting power to elect more than 50% of the board of directors or other governing body are owned, directly or indirectly, by such first Person or (ii) in which such first Person beneficially owns more than 50% of the voting stock (or of any other form of voting or controlling equity interest in the case of a Person that is not a corporation), in each case, directly or indirectly through one or more other Persons.
(ccc)   “Superior Proposal” means a bona fide written Acquisition Proposal on terms which the Company Board or the Special Committee determines in good faith, after consultation with the Company’s outside legal counsel and financial advisors, (i) taking into account all legal, financial, regulatory, and other aspects of the Acquisition Proposal, the conditionality, timing and likelihood of consummation thereof, is reasonably likely to be consummated in accordance with its terms and (ii) if consummated to be more favorable from a financial point of view to the holders of Shares than the Transactions (taking into account any revisions to the terms of this Agreement, the Limited Guarantee and the Commitment Letters proposed by Parent in writing prior to the time of such determination in accordance with the terms and conditions of Section 5.3(d)); provided that for purposes of the definition of “Superior Proposal,” the references to “20%” in the definition of Acquisition Proposal shall be deemed to be references to “50%”.
(ddd)   “Supporting Stockholder” means each of Providence VII U.S. Holdings L.P. and Providence Butternut Co-Investment L.P.
(eee)   “Tax Returns” means all domestic or foreign (whether national, federal, state, provincial, local or otherwise) returns, declarations, statements, reports, schedules, forms and information returns relating to Taxes, including any amended tax return, claim for refund, attached schedules, or declaration of estimated Taxes.
(fff)   “Taxes” means federal, state, provincial, local or foreign taxes of whatever kind or nature imposed by a Governmental Entity, including all interest, penalties and additions imposed with respect to such amounts, and any and all other similar assessments, fees or charges in the nature of a tax imposed by any Governmental Entity.

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(ggg)   “Trade Controls Laws” means all applicable Laws relating to export, reexport, transfer, and import controls and anti-boycott Laws, including those administered by the United States (including by the U.S. Department of Commerce, the U.S. Department of State, or U.S. Customs and Border Protection), the European Union, or any other Governmental Entity with jurisdiction over the Company Group.
(hhh)   “Transactions” means the transactions contemplated by this Agreement, including the Merger.
(iii)   “United States” or “U.S.” means the United States of America.
(jjj)   “Willful Breach” means, with respect to any agreement or covenant in this Agreement, an intentional act or omission (including a failure to cure circumstances) where the breaching Party knows such action or omission is or would reasonably be expected to result in a material breach of this Agreement, it being understood that such term shall include, in any event, the failure to consummate the Closing when required to do so by this Agreement or the failure to take actions required by this Agreement the failure of which to be taken would reasonably be expected to result in a failure of the Closing to occur.

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Exhibit B
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
DOUBLEVERIFY HOLDINGS, INC.
(a Delaware corporation)
ARTICLE I
NAME
The name of the corporation is DoubleVerify Holdings, Inc. (the “Corporation”).
ARTICLE II
AGENT
The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).
ARTICLE IV
STOCK
The Corporation shall be authorized to issue one class of stock to be designated Common Stock. The total number of shares of Common Stock which the Corporation shall have authority to issue is 100, and each such share shall have a par value of $0.0001.
ARTICLE V
DIRECTORS
Section 5.1   Number.   Except as otherwise provided for or fixed pursuant to the provisions of this Certificate of Incorporation, the number of directors of the Corporation shall be fixed by or in the manner provided in the Amended and Restated Bylaws of the Corporation (as the same may be further amended or restated from time to time, the “Bylaws”).
Section 5.2   Election.   Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.
ARTICLE VI
EXISTENCE
The Corporation shall have perpetual existence.
ARTICLE VII
AMENDMENT
Section 7.1   Amendment of Certificate of Incorporation.   The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all powers, preferences and rights of any nature conferred upon stockholders, directors or any other persons by

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and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to this reservation.
Section 7.2   Amendment of Bylaws.   In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors of the Corporation (the “Board of Directors”) is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.
ARTICLE VIII
LIABILITY OF DIRECTORS
Section 8.1   No Personal Liability.   To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.
Section 8.2   Indemnification.   To the fullest extent permitted by the DGCL, the Corporation shall indemnify and advance expenses to the directors and officers of the Corporation, provided that, except as otherwise provided in the Bylaws, the Corporation shall not be obligated to indemnify or advance expenses to a director or officer of the Corporation in respect of an action, suit or proceeding (or part thereof) instituted by such director or officer, unless such action, suit or proceeding (or part thereof) has been authorized by the Board of Directors. The rights provided by this Section 8.2 of Article VIII shall not limit or exclude any rights, indemnities or limitations of liability to which any director or officer of the Corporation may be entitled, whether as a matter of law, under the Bylaws, by agreement, vote of the stockholders, approval of the directors of the Corporation or otherwise.
Section 8.3   Amendment or Repeal.   Any amendment, alteration or repeal of this Article VIII that adversely affects any right of a director shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.
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IN WITNESS WHEREOF, the undersigned, being an officer of the Corporation, has executed, signed and acknowledged this Third Amended and Restated Certificate of Incorporation on this [           ] day of [     ], 202[  ].
/s/

[•]

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Exhibit C
VOTING AND SUPPORT AGREEMENT
This VOTING AND SUPPORT AGREEMENT, dated as of August 6, 2026 (this “Agreement”) is entered into among Neptune BidCo US Inc., a Delaware corporation (“Parent”), and the undersigned stockholders (each, a “Stockholder” and collectively the “Stockholders”) of DoubleVerify Holdings, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement (as defined below).
WHEREAS, as of the date hereof, the Company, Parent, and Wallace Merger Sub Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), pursuant to which (among other things and subject to the terms and conditions set forth therein) (i) Merger Sub will be merged with and into the Company (the “Merger”), and (ii) all Shares shall be converted into the right to receive the Merger Consideration and automatically cancelled upon conversion subject to the terms and conditions of the Merger Agreement;
WHEREAS, as a condition and material inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, the Stockholders have agreed to enter into this Agreement; and
WHEREAS, as of the date hereof, the Stockholders are the record owners or beneficial owners of the number of Shares set forth opposite their respective names on Exhibit A hereto (together with such additional Shares of the Company that such Stockholder has the right to vote (or to direct the vote of) as of an applicable record date after the date hereof and prior to the earlier of the Closing or the termination of this Agreement, such Stockholder’s “Covered Shares”).
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent and each of the Stockholders hereby agree as follows:
1.   Agreement to Vote.   During the term of this Agreement, each Stockholder agrees that, with respect to each Covered Share that such Stockholder is entitled to vote, such Stockholder shall, and shall cause any other holder of record of any such Covered Shares to, at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting, or any action by written consent in lieu of a meeting) or in any other circumstances upon which a vote, consent or other approval of the Stockholders is sought: (i) when a meeting concerning the Transactions is held, appear at such meeting or otherwise cause all such Covered Shares to be counted as present thereat for the purpose of establishing a quorum; (ii) vote (or cause to be voted, including by proxy or by delivering a written consent) all such Covered Shares in favor of (x) the Merger and the adoption of the Merger Agreement and each of the other Transactions, (y) any other actions presented at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting, or any action by written consent in lieu of a meeting) that are necessary to consummate the transactions contemplated by the Merger Agreement and (z) the approval of any proposal to adjourn or postpone such meeting to a later date, if there are not sufficient votes for the adoption of the Merger Agreement on the date on which such meeting is held; and (iii) vote (or cause to be voted) all such Covered Shares against any other proposal (including any Acquisition Proposal or Alternative Acquisition Agreement), action or agreement that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or any of the Transactions. For the avoidance of doubt, each Stockholder shall retain at all times the right to vote its Covered Shares in its sole discretion on any matter other than those set forth in this Section 1.
2.   Covenants of the Stockholders.
(a)   Except in accordance with the terms of this Agreement, each Stockholder hereby covenants and agrees that during the term of this Agreement, such Stockholder (in its capacity as such and not in any other capacity) will not (i) other than any Exempt Transfer, directly or indirectly, sell, transfer, give, assign or otherwise dispose of (collectively, “Transfer”), or enter into any contract, option or other arrangement or understanding with respect to the Transfer of, any Covered Shares (or any right, title or interest to or in any Covered Shares), (ii) deposit any of the Covered Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Covered Shares or grant any proxy or power of attorney with respect thereto, (iii) agree (whether or not in writing) to take any of the actions referred to in the foregoing clause (i) or (ii) of this Section 2(a), (iv) knowingly take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling the Stockholder from performing its obligations under this Agreement or (v) encourage or solicit any holder of Shares to vote in opposition to the Transactions. Any Transfer in violation of the foregoing shall be null and void ab initio. An “Exempt Transfer” means any Transfer to another corporation, partnership, limited liability company, trust or other business entity that is a controlled Affiliate of such Stockholder or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with such Stockholder or Affiliates of such Stockholder (including, for the avoidance of doubt, where such Stockholder is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), provided, that prior to such Exempt Transfer becoming effective, such transferee will execute a joinder to this Agreement in form and substance reasonably satisfactory to Parent and which shall bind such transferee to all of the obligations of a Stockholder herein, provided, further, that the transferor Stockholder shall remain liable for any failure of such transferee to comply with or perform its obligations under this Agreement and such Stockholder shall remain subject to its obligations hereunder, including, for example, if such Exempt Transfer occurs following the record date for any vote of Company stockholders, the Stockholder shall take all action required to ensure the Covered Shares are voted in accordance with Section 1.
(b)   No such Stockholder shall exercise, and hereby irrevocably and unconditionally waives, any statutory rights (including under Section 262 of the DGCL) to demand appraisal of any Covered Shares that may arise in connection with the Merger.
(c)   No such Stockholder shall, directly or indirectly, (i) initiate, seek, solicit or knowingly facilitate or encourage any discussions, inquiries, proposals or offers that constitute, or would reasonably be expected to lead to, an Acquisition Proposal, (ii) enter into, engage, continue or otherwise participate in any negotiations or discussions, provide or cause to be provided any non-public information or data relating to the Company or any of its Subsidiaries, or afford access to the books or records or officers of the Company Group, in each case for the purpose of encouraging or knowingly facilitating the making, submission or announcement of any proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (iii) enter into any letter of intent, memorandum of understanding, agreement in principle or other agreement (whether written or oral, binding or non-binding, preliminary or definitive) providing for any Acquisition Proposal or enter into any agreement requiring the Company to abandon, terminate or fail to consummate the transactions contemplated by this Agreement or (iv) endorse, approve or recommend any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal; provided, that such Stockholder may participate in discussions and negotiations with any Person with whom the Company Board has determined to engage in discussions and negotiations, and with whom the Company Board is then engaging in discussions and negotiations, in each case pursuant to and in compliance with Section 5.3 of the Merger Agreement.
(d)   Each Stockholder hereby agrees not to commence or participate in any Action against Parent, the Company or any of their respective Subsidiaries or successors: (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Closing) or (b) to the fullest extent permitted under applicable Law, alleging a breach of any duty of the Company Board or Parent in connection with the Merger Agreement, this Agreement or the Transactions. Notwithstanding the foregoing, nothing in this Agreement shall restrict or prohibit such Stockholder, its Representatives or their Affiliates from (i) participating as a defendant, or asserting counterclaims or defenses, in any action or proceeding brought or claims asserted against it or any of its Representatives or Affiliates relating to this Agreement, the Merger Agreement or the Transactions contemplated by this Agreement or the Merger Agreement, (ii) participating in any Action brought by the Company against Parent or any of its Affiliates, or (iii) enforcing their respective rights under this Agreement or the Merger Agreement.
3.   Public Announcement.   Unless the Company Board or a Company Committee has made an Adverse Recommendation Change, no Stockholder shall make any public announcement or statement that

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contradicts or disagrees with the terms of this Agreement, including the fact that such Stockholder is supporting the Transactions, except as required by applicable Law or the rules and regulations of the NYSE or in connection with any announcement or statement by the Company as required or permitted by the Merger Agreement. Each Stockholder acknowledges and agrees to the publication and disclosure by the Company and/or Parent of such Stockholder’s identity and holdings of the Covered Shares, the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement and any communications in connection therewith) and other information that the Company and/or Parent reasonably determines is required to be disclosed by applicable Law in any press release, legal proceeding or any other disclosure document in connection with the Transactions (including all documents filed or furnished with the SEC), subject to, in the case of a disclosure by Parent and to the extent reasonably practicable and legally permissible, the prior written consent of such Stockholder, not to be unreasonably withheld, conditioned or delayed.
4.   Termination.   This Agreement shall terminate upon the earliest of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, (c) any amendment to the Merger Agreement that is effected without the Stockholders’ prior written consent and that reduces the amount of the Merger Consideration or is otherwise materially adverse to stockholders of the Company, (d) receipt by the Company of the Required Company Stockholder Approval, and (e) the mutual written consent of the parties hereto. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that nothing set forth in this Section 4 shall relieve any party from liability for any willful and material breach of this Agreement prior to termination hereof; provided, further, that in the event of a termination of this Agreement pursuant to the foregoing clause (d), (x) Section 3 of this Agreement shall survive such termination through the earlier of (a) the date on which the Merger is consummated and (b) the date on which the Merger Agreement is terminated in accordance with its terms without the Merger having occurred and (y) Section 2(d) shall survive such termination.
5.   Representations and Warranties.
(a)   Representations and Warranties of Parent.   Parent hereby represents and warrants to the Stockholders as follows:
(i)   Valid Existence.   Parent is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted.
(ii)   Authority Relative to This Agreement.   Parent has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Parent have been duly and validly authorized by all necessary corporate action and no other proceedings on the part of Parent are necessary to authorize this Agreement. This Agreement has been duly and validly authorized, executed and delivered by Parent and, assuming due authorization, execution and delivery by the Stockholders, constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to the Enforceability Exceptions.
(b)   Representations and Warranties of the Stockholders.   Each Stockholder hereby, severally and not jointly and severally, represents and warrants as follows:
(i)   Existence, Power; Binding Agreement.   Such Stockholder is validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to the Enforceability Exceptions.
(ii)   No Conflicts.   Except for filings required under, and compliance with other applicable requirements of, the Exchange Act and the rules and regulations of the NYSE, (A) no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary on the

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part of such Stockholder for the execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby and (B) neither the execution and delivery of this Agreement by such Stockholder nor the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof shall (1) conflict with or violate any provision of its certificate of limited partnership or operating agreement (or similar organizational documents) of such Stockholder, (2) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material contract of such Stockholder or result in the creation of any Liens, other than any Liens that would not adversely affect the ability of such Stockholder to perform fully its obligations hereunder with respect to its applicable Covered Shares, or (3) violate any Law, judgment, order or decree applicable to such Stockholder or any of its properties or assets, except in the case of (2) or (3) for violations, breaches or defaults that would not in the aggregate materially impair the ability of such Stockholder to perform its obligations hereunder.
(iii)   No Inconsistent Agreements.   Such Stockholder (A) has not entered into any voting agreement or voting trust with respect to the Covered Shares that is inconsistent with its obligations pursuant to this Agreement, (B) has not granted a proxy or power of attorney with respect to the Covered Shares that is inconsistent with its obligations pursuant to this Agreement and (C) has not entered into any agreement or undertaking that is otherwise inconsistent with its obligations pursuant to this Agreement.
(iv)   Covered Shares.   As of the record date for the Company Stockholder Meeting (the “Record Date”) and the date hereof, such Stockholder is the sole record and beneficial owner of (as defined in Rule 13d-3 under the Exchange Act), and has good and valid title to, all of its Covered Shares. As of the Record Date and the date hereof, such Stockholder has the requisite voting power, power of disposition, power to issue instructions with respect to the matters set forth herein and power to agree to all of the matters set forth in this Agreement necessary to take all actions required under this Agreement, in each case, with respect to all of the Covered Shares held by such Stockholder (except as otherwise permitted in connection with this Agreement), with no limitations, qualifications or restrictions on such rights (in each case other than as permitted under this Agreement), subject to applicable federal securities laws and those arising under the terms of this Agreement.
(v)   No Arrangements.   Except for a confidentiality agreement, neither such Stockholder, nor any of its controlled Affiliates, is a party to any Contract or other arrangement or understanding (whether or not binding), with the Company or any stockholder, director, officer or other controlled Affiliate (or their respective officers and directors) of the Company or any of its Subsidiaries solely relating to the Merger Agreement, the Merger or any other transactions contemplated by the Merger Agreement or this Agreement, except as expressly set forth in or contemplated by the Merger Agreement or this Agreement.
6.   Stockholder Capacity.   This Agreement is being entered into by each Stockholder solely in its capacity as an owner of record of the Covered Shares, and nothing in this Agreement shall restrict or limit the ability of such Stockholder or any Affiliate of such Stockholder, or any Representative of such Stockholder who is a director, officer or employee of the Company to take any action in his or her capacity as a director, officer or employee of the Company, including the exercise of fiduciary duties to the Company or its stockholders.
7.   Amendment.   This Agreement may not be amended, modified or waived in any manner, except by an instrument in writing specifically designated as an amendment or waiver, as applicable, hereto, signed by (i) each of the parties and the Company, in the case of an amendment or modification or (ii) the waiving party, in the case of a waiver. No failure or delay by any party exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The Company is an express third party beneficiary of, is intended to benefit from, and may enforce its right under, this Section 7.

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8.   Notices.   All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, (b) on the date of transmittal if sent by email (provided, that (i) no automatic “bounce back” or similar automatic message of non-delivery is received with respect thereto and (ii) any communication sent by email on either (x) a non-Business Day or (y) any Business Day after 5:00 p.m. (recipient’s local time) shall, in the case of each of (x) and (y), be deemed to have been sent at 9:00 a.m. (recipient’s local time) on the next Business Day), (c) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (d) on confirmed receipt if delivered by registered or certified mail, return receipt requested, postage prepaid. Each party hereto agrees that notice or the service of process in any action, suit or proceeding arising out of or relating to this Agreement shall be properly served or delivered if delivered to the addresses of the parties, (i) in the case of Parent, as set forth in the Merger Agreement and (ii) in the case of the Stockholders, on its signature page to this Agreement or such other address as may be designated by such Stockholder in writing to Parent.
9.   Severability.   Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law. If any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and the parties will negotiate in good faith in order to substitute a suitable and equitable provision therefor in order to carry out as closely as possible, so far as may be valid and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.
10.   Entire Agreement.   This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the parties with respect to the subject matter hereof and thereof.
11.   Assignment; Successors.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns.
12.   Rules of Construction.   The parties to this Agreement have been represented by counsel during the negotiation and execution of this Agreement and waive the application of any Laws or rules of construction providing that ambiguities in any agreement or other document will be construed against the party drafting such agreement or other document.
13.   Governing Law; Consent to Jurisdiction.
(a)   This Agreement and all disputes or controversies arising out of or relating to this Agreement or the Transactions shall be governed by, and construed in accordance with, the internal Laws of the State of Delaware, without regard to the Laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.
(b)   Each party irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or the Transactions brought by any party or its Affiliates against any other party or its Affiliates shall be brought and determined in the Court of Chancery of the State of Delaware; provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or any other Delaware state court. Each party hereby irrevocably submits to the exclusive jurisdiction and venue of the aforesaid courts (and any proper appellate courts therefrom) for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the Transactions. Each party agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each party further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or

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as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the Transactions, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.
14.   WAIVER OF JURY TRIAL.   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PROVIDED BY LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER, (C) IT MAKES THE FOREGOING WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.
15.   Specific Performance.   The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties hereto shall be entitled to specific performance of the terms hereof and injunctive and other equitable relief, in addition to any other remedy at law or equity, without posting any bond or other undertaking.
16.   Further Assurances.   From time to time, at the request of any party hereto, and without further consideration, each other party shall promptly execute and deliver such additional documents and take all such further action as may be reasonably required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.
17.   Headings.   The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.
18.   Counterparts.   This Agreement may be executed in one or more textually identical counterparts (including by electronic or digital signature, .pdf, .tif, .gif, .jpg or similar attachment to email or by electronic signature service (any such delivery, an “Electronic Delivery”)), all of which shall be considered one and the same agreement and shall become effective when one or more such counterparts have been signed by each party and delivered to the other parties. No party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
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IN WITNESS WHEREOF, Parent and each Stockholder have executed or caused to be executed this Agreement as of the date first written above.
NEPTUNE BIDCO US INC.
By:
/s/ George D. Callard

Name: George D. Callard
Title:   President
PROVIDENCE VII U.S. HOLDINGS L.P.
By:
Providence Equity GP VII-A L.P., its general partner; PEP VII-A International Ltd., its general partner

By:
/s/ Sarah N. Conde

Name: Sarah N. Conde
Title:
General Counsel, Managing Director and Chief Compliance Officer

PROVIDENCE BUTTERNUT CO-INVESTMENT L.P.
By:
Providence Equity GP VII-A L.P., its general partner; PEP VII-A International Ltd., its general partner

By:
/s/ Sarah N. Conde

Name: Sarah N. Conde
Title:
General Counsel, Managing Director and Chief Compliance Officer

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Exhibit A
Stockholder	Shares
Providence VII U.S. Holdings L.P.	18,173,777
Providence Butternut Co-Investment L.P.	117,131

Annex B
August 6, 2026
The Board of Directors (the “Board”)
DoubleVerify Holdings, Inc.
462 Broadway
New York, New York 10013
The Special Committee of the Board (the “Special Committee”)
DoubleVerify Holdings, Inc.
462 Broadway
New York, New York 10013
Members of the Board and the Special Committee:
We understand that DoubleVerify Holdings, Inc., a Delaware corporation (the “Company”), proposes to enter into an Agreement and Plan of Merger (the “Agreement”), by and among the Company, Neptune Bidco US Inc., a Delaware corporation (“Parent”), and Wallace Merger Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Parent (“Acquisition Sub”), pursuant to which Acquisition Sub will merge with and into the Company (the “Transaction”), with the Company surviving the Transaction as a wholly-owned subsidiary of Parent, and pursuant to the Transaction, each issued and outstanding share of common stock of the Company, par value $0.001 per share(such shares, the “Shares”) (excluding certain shares specified in the Agreement) will be converted into the right to receive an amount in cash equal to $13.60 per share (such consideration, the “Consideration”), without interest and subject to any withholding of taxes required by applicable law. The terms and conditions of the Transaction are fully set forth in the Agreement.
You have asked us for our opinion as to the fairness, from a financial point of view, to the holders of the Shares of the Consideration to be received by such holders in the Transaction. In arriving at the opinion set forth below, we have, among other things:
(i)
reviewed certain publicly available information concerning the business, financial condition and operations of the Company;

(ii)
reviewed certain internal information concerning the business, financial condition and operations of the Company prepared and furnished to us by the management of the Company;

(iii)
reviewed certain internal financial analyses, estimates and forecasts relating to the Company, including projections that were prepared by or at the direction of and approved for our use by the management of the Company (collectively, the “Projections”);

(iv)
held discussions with members of senior management of the Company concerning, among other things, their evaluation of the Transaction and the Company’s business, operating and regulatory environment, financial condition, prospects and strategic objectives;

(v)
reviewed the historical market prices and trading activity for the Shares;

(vi)
compared certain publicly available financial and stock market data for the Company with similar information for certain other companies that we deemed to be relevant;

(vii)
compared the proposed financial terms of the Transaction with publicly available financial terms of certain other business combinations that we deemed to be relevant;

(viii)
reviewed a draft, dated August 6, 2026 of the Agreement; and

(ix)
performed such other financial studies, analyses and investigations, and considered such other matters, as we deemed necessary or appropriate for purposes of rendering this opinion.

In preparing this opinion, with your consent, we have relied upon and assumed the accuracy and completeness of the foregoing information and all other information discussed with or reviewed by us, without independent verification thereof. We have assumed, with your consent, that the Projections and the assumptions underlying the Projections, and all other financial analyses, estimates and forecasts provided to us by the Company’s management, have been reasonably prepared in accordance with industry practice and represent the Company management’s best currently available estimates and judgments as to the business and operations and future financial performance of the Company. We assume no responsibility for and express no opinion as to the Projections, the assumptions upon which they are based or any other financial analyses, estimates and forecasts provided to us by the Company’s management. We have also assumed that there have been no material changes in the assets, financial condition, results of operations, business or prospects of the Company since the respective dates of the last financial statements made available to us. We have relied, with your consent, on the Company management’s representations and/or projections regarding taxable income, standalone net operating loss utilization and other tax attributes of the Company. We have further relied, with your consent, upon the assurances of the management of the Company that they are not aware of any facts that would make the information, representations and projections provided by them inaccurate, incomplete or misleading.
We have not been asked to undertake, and have not undertaken, an independent verification of any information provided to or reviewed by us, nor have we been furnished with any such verification and we do not assume any responsibility or liability for the accuracy or completeness thereof. We did not conduct, and we were not asked to conduct, a physical inspection of any of the properties or assets of the Company. At your direction, we did not conduct, nor did we assume any responsibility for conducting, any independent evaluation or appraisal of the assets or the liabilities (contingent, derivative, off-balance sheet, or otherwise) of the Company, nor have we been furnished with any such evaluations or appraisals, nor have we evaluated the solvency or fair value of the Company under any applicable laws.
We also have assumed, with your consent, that the final executed form of the Agreement will not differ in any material respects from the draft reviewed by us and] that the consummation of the Transaction will be effected in accordance with the terms and conditions of the Agreement, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary regulatory or third party consents and approvals (contractual or otherwise) for the Transaction, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company or Parent or the contemplated benefits of the Transaction. We have also assumed that the representations and warranties made by the Company, Parent and Acquisition Sub in the Agreement are and will be true and correct in all respects material to our analysis. We do not express any opinion as to any tax or other consequences that might result from the Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that the Company obtained such advice as it deemed necessary from qualified professionals. We are not legal, tax or regulatory advisors and have relied upon without independent verification the assessment of the Company and its legal, tax and regulatory advisors with respect to such matters.
We have not considered the relative merits of the Transaction as compared to any other business plan or opportunity that might be available to the Company or the effect of any other arrangement in which the Company might engage and our opinion does not address the underlying decision by the Company to engage in the Transaction. Our opinion is limited to the fairness as of the date hereof, from a financial point of view, to the holders of the Shares of the Consideration to be received by such holders in the Transaction, and our opinion does not address any other aspect or implication of the Transaction, the Agreement, or any other agreement or understanding entered into in connection with the Transaction or otherwise. We further express no opinion or view as to the fairness of the Transaction to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. We also express no opinion as to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Consideration to be received by the holders of the Shares or otherwise.

Our opinion is necessarily based upon economic, market, monetary, regulatory and other conditions as they exist and can be evaluated, and the information made available to us, as of the date hereof. We assume no responsibility for updating or revising our opinion based on circumstances or events occurring after the date hereof. We express no opinion as to the prices or trading ranges at which the Shares will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company or the Transaction or as to the impact of the Transaction on the solvency or viability of the Company or the ability of the Company to pay its obligations when they come due.
This opinion has been approved by a fairness committee of PJT Partners LP in accordance with established procedures. This opinion is provided to the Board and the Special Committee, in their respective capacities as such, in connection with and for the purposes of their evaluation of the Transaction only and is not a recommendation as to any action the Special Committee or the Board should take with respect to the Transaction or any aspect thereof. This opinion does not constitute a recommendation to any holder of the Shares as to how any stockholder should vote or act with respect to the Transaction or any other matter. This opinion is not to be quoted, referenced, summarized, paraphrased or excerpted, in whole or in part, in any registration statement, prospectus or proxy or information statement, or in any other report, document, release or other written or oral communication prepared, issued or transmitted by the Board, including any committee thereof, or the Company, without our prior written approval. However, a copy of this opinion may be included, in its entirety, as an exhibit to any proxy, information statement or Schedule 14D-9 the Company is required to file with the Securities and Exchange Commission and distribute to its stockholders in connection with the Transaction. Any summary of or reference to this opinion or the analysis performed by us in connection with the rendering of this opinion in such documents shall require our prior written approval.
We are acting as financial advisor to the Company with respect to the Transaction and will receive fees from the Company for our services, a portion of which is payable upon the rendering of this opinion and a significant portion of which is contingent upon the consummation of the Transaction. In addition, the Company has agreed to reimburse us for out-of-pocket expenses and to indemnify us for certain liabilities arising out of the performance of such services (including the rendering of this opinion).
In the ordinary course of our and our affiliates’ businesses, we and our affiliates may provide investment banking and other financial services to the Company, Parent or their respective affiliates and may receive compensation for the rendering of these services. During the two years preceding the date of this opinion, we and certain of our affiliates are advising or have advised: (i) through our fund advisory business, Providence Equity Partners L.L.C. in connection with a potential transaction unrelated to the Company or the Transaction, for which we have not received any fees, but may in the future receive fees, (ii) through our restructuring and special situations group, Elliott Management Corporation (together with its affiliates and portfolio companies, “Elliott”, and each, an “Elliott Entity”) and Brookfield Corporation (together with its affiliates and portfolio companies, “Brookfield”, and each, a “Brookfield Entity”) in connection with various restructuring matters unrelated to the Company or the Transaction, for which we have received fees and may in the future receive additional fees paid by each such Elliott Entity or Brookfield Entity, respectively, (iii) through our restructuring and special situations group, creditor groups which have included Elliott or Brookfield in connection with various restructuring situations of third parties unrelated to the Company or the Transaction, for which we have received fees and may in the future receive additional fees paid by such third parties, (iv) through our fund advisory business, a Brookfield Entity in connection with a transaction unrelated to the Company or the Transaction which ultimately did not proceed and for which we received no fees, (v) through our fund advisory business, a Brookfield Entity in connection with a transaction unrelated to the Company or the Transaction, for which we have received fees and may in the future receive additional fees, (vi) a Brookfield Entity in connection with shareholder advisory services unrelated to the Company or the Transaction, for which we have received fees and may in the future receive additional fees, (vii) a Brookfield Entity in connection with a potential financing transaction unrelated to the Company or the Transaction, for which we have not yet received fees, but may in the future receive fees, and (viii) a Brookfield Entity in connection with a capital raise and acquisition unrelated to the Company or the Transaction, for which we received fees. We and our affiliates have not advised, or received fees from, the Company or Parent during this period.
*   *   *

Based on and subject to the foregoing, we are of the opinion, as investment bankers, that, as of the date hereof, the Consideration to be received by the holders of the Shares in the Transaction is fair to such holders from a financial point of view.
Very truly yours,
/s/ PJT Partners LP
PJT Partners LP

Annex C
SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW
(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.
(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):
(1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:
a.   Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;
b.   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d.   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4)   [Repealed.]
(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d)   Appraisal rights shall be perfected as follows:
(1)   If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or
(2)   If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(3)   Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.
(e)   Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.
(f)   Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.
(g)   At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h)   After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.
(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.
(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.
(k)   Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.
(l)   The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

Annex D
VOTING AND SUPPORT AGREEMENT
This VOTING AND SUPPORT AGREEMENT, dated as of August 6, 2026 (this “Agreement”) is entered into among Neptune BidCo US Inc., a Delaware corporation (“Parent”), and the undersigned stockholders (each, a “Stockholder” and collectively the “Stockholders”) of DoubleVerify Holdings, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement (as defined below).
WHEREAS, as of the date hereof, the Company, Parent, and Wallace Merger Sub Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), pursuant to which (among other things and subject to the terms and conditions set forth therein) (i) Merger Sub will be merged with and into the Company (the “Merger”), and (ii) all Shares shall be converted into the right to receive the Merger Consideration and automatically cancelled upon conversion subject to the terms and conditions of the Merger Agreement;
WHEREAS, as a condition and material inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, the Stockholders have agreed to enter into this Agreement; and
WHEREAS, as of the date hereof, the Stockholders are the record owners or beneficial owners of the number of Shares set forth opposite their respective names on Exhibit A hereto (together with such additional Shares of the Company that such Stockholder has the right to vote (or to direct the vote of) as of an applicable record date after the date hereof and prior to the earlier of the Closing or the termination of this Agreement, such Stockholder’s “Covered Shares”).
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent and each of the Stockholders hereby agree as follows:
1.   Agreement to Vote.   During the term of this Agreement, each Stockholder agrees that, with respect to each Covered Share that such Stockholder is entitled to vote, such Stockholder shall, and shall cause any other holder of record of any such Covered Shares to, at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting, or any action by written consent in lieu of a meeting) or in any other circumstances upon which a vote, consent or other approval of the Stockholders is sought: (i) when a meeting concerning the Transactions is held, appear at such meeting or otherwise cause all such Covered Shares to be counted as present thereat for the purpose of establishing a quorum; (ii) vote (or cause to be voted, including by proxy or by delivering a written consent) all such Covered Shares in favor of (x) the Merger and the adoption of the Merger Agreement and each of the other Transactions, (y) any other actions presented at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting, or any action by written consent in lieu of a meeting) that are necessary to consummate the transactions contemplated by the Merger Agreement and (z) the approval of any proposal to adjourn or postpone such meeting to a later date, if there are not sufficient votes for the adoption of the Merger Agreement on the date on which such meeting is held; and (iii) vote (or cause to be voted) all such Covered Shares against any other proposal (including any Acquisition Proposal or Alternative Acquisition Agreement), action or agreement that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or any of the Transactions. For the avoidance of doubt, each Stockholder shall retain at all times the right to vote its Covered Shares in its sole discretion on any matter other than those set forth in this Section 1.
2.   Covenants of the Stockholders.
(a)   Except in accordance with the terms of this Agreement, each Stockholder hereby covenants and agrees that during the term of this Agreement, such Stockholder (in its capacity as such and not in any other capacity) will not (i) other than any Exempt Transfer, directly or indirectly, sell, transfer, give, assign or otherwise dispose of (collectively, “Transfer”), or enter into any contract, option or other arrangement or understanding with respect to the Transfer of, any Covered Shares

(or any right, title or interest to or in any Covered Shares), (ii) deposit any of the Covered Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Covered Shares or grant any proxy or power of attorney with respect thereto, (iii) agree (whether or not in writing) to take any of the actions referred to in the foregoing clause (i) or (ii) of this Section 2(a), (iv) knowingly take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling the Stockholder from performing its obligations under this Agreement or (v) encourage or solicit any holder of Shares to vote in opposition to the Transactions. Any Transfer in violation of the foregoing shall be null and void ab initio. An “Exempt Transfer” means any Transfer to another corporation, partnership, limited liability company, trust or other business entity that is a controlled Affiliate of such Stockholder or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with such Stockholder or Affiliates of such Stockholder (including, for the avoidance of doubt, where such Stockholder is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), provided, that prior to such Exempt Transfer becoming effective, such transferee will execute a joinder to this Agreement in form and substance reasonably satisfactory to Parent and which shall bind such transferee to all of the obligations of a Stockholder herein, provided, further, that the transferor Stockholder shall remain liable for any failure of such transferee to comply with or perform its obligations under this Agreement and such Stockholder shall remain subject to its obligations hereunder, including, for example, if such Exempt Transfer occurs following the record date for any vote of Company stockholders, the Stockholder shall take all action required to ensure the Covered Shares are voted in accordance with Section 1.
(b)   No such Stockholder shall exercise, and hereby irrevocably and unconditionally waives, any statutory rights (including under Section 262 of the DGCL) to demand appraisal of any Covered Shares that may arise in connection with the Merger.
(c)   No such Stockholder shall, directly or indirectly, (i) initiate, seek, solicit or knowingly facilitate or encourage any discussions, inquiries, proposals or offers that constitute, or would reasonably be expected to lead to, an Acquisition Proposal, (ii) enter into, engage, continue or otherwise participate in any negotiations or discussions, provide or cause to be provided any non-public information or data relating to the Company or any of its Subsidiaries, or afford access to the books or records or officers of the Company Group, in each case for the purpose of encouraging or knowingly facilitating the making, submission or announcement of any proposal or inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (iii) enter into any letter of intent, memorandum of understanding, agreement in principle or other agreement (whether written or oral, binding or non-binding, preliminary or definitive) providing for any Acquisition Proposal or enter into any agreement requiring the Company to abandon, terminate or fail to consummate the transactions contemplated by this Agreement or (iv) endorse, approve or recommend any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal; provided, that such Stockholder may participate in discussions and negotiations with any Person with whom the Company Board has determined to engage in discussions and negotiations, and with whom the Company Board is then engaging in discussions and negotiations, in each case pursuant to and in compliance with Section 5.3 of the Merger Agreement.
(d)   Each Stockholder hereby agrees not to commence or participate in any Action against Parent, the Company or any of their respective Subsidiaries or successors: (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Closing) or (b) to the fullest extent permitted under applicable Law, alleging a breach of any duty of the Company Board or Parent in connection with the Merger Agreement, this Agreement or the Transactions. Notwithstanding the foregoing, nothing in this Agreement shall restrict or prohibit such Stockholder, its Representatives or their Affiliates from (i) participating as a defendant, or asserting counterclaims or defenses, in any action or proceeding brought or claims asserted against it or any of its Representatives or Affiliates relating to this Agreement, the Merger Agreement or the Transactions contemplated by this Agreement or the Merger Agreement, (ii) participating in any Action brought by the Company against Parent or any of its Affiliates, or (iii) enforcing their respective rights under this Agreement or the Merger Agreement.
3.   Public Announcement.   Unless the Company Board or a Company Committee has made an Adverse Recommendation Change, no Stockholder shall make any public announcement or statement that contradicts or disagrees with the terms of this Agreement, including the fact that such Stockholder is supporting the Transactions, except as required by applicable Law or the rules and regulations of the NYSE or in connection with any announcement or statement by the Company as required or permitted by the Merger Agreement. Each Stockholder acknowledges and agrees to the publication and disclosure by the Company and/or Parent of such Stockholder’s identity and holdings of the Covered Shares, the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement and any communications in connection therewith) and other information that the Company and/or Parent reasonably determines is required to be disclosed by applicable Law in any press release, legal proceeding or any other disclosure document in connection with the Transactions (including all documents filed or furnished with the SEC), subject to, in the case of a disclosure by Parent and to the extent reasonably practicable and legally permissible, the prior written consent of such Stockholder, not to be unreasonably withheld, conditioned or delayed.
4.   Termination.   This Agreement shall terminate upon the earliest of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, (c) any amendment to the Merger Agreement that is effected without the Stockholders’ prior written consent and that reduces the amount of the Merger Consideration or is otherwise materially adverse to stockholders of the Company, (d) receipt by the Company of the Required Company Stockholder Approval, and (e) the mutual written consent of the parties hereto. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that nothing set forth in this Section 4 shall relieve any party from liability for any willful and material breach of this Agreement prior to termination hereof; provided, further, that in the event of a termination of this Agreement pursuant to the foregoing clause (d), (x) Section 3 of this Agreement shall survive such termination through the earlier of (a) the date on which the Merger is consummated and (b) the date on which the Merger Agreement is terminated in accordance with its terms without the Merger having occurred and (y) Section 2(d) shall survive such termination.
5.   Representations and Warranties.
(a)   Representations and Warranties of Parent.   Parent hereby represents and warrants to the Stockholders as follows:
(i)   Valid Existence.   Parent is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted.
(ii)   Authority Relative to This Agreement.   Parent has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Parent have been duly and validly authorized by all necessary corporate action and no other proceedings on the part of Parent are necessary to authorize this Agreement. This Agreement has been duly and validly authorized, executed and delivered by Parent and, assuming due authorization, execution and delivery by the Stockholders, constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to the Enforceability Exceptions.
(b)   Representations and Warranties of the Stockholders.   Each Stockholder hereby, severally and not jointly and severally, represents and warrants as follows:
(i)   Existence, Power; Binding Agreement.   Such Stockholder is validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to the Enforceability Exceptions.
(ii)   No Conflicts.   Except for filings required under, and compliance with other applicable requirements of, the Exchange Act and the rules and regulations of the NYSE, (A) no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary on the part of such Stockholder for the execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby and (B) neither the execution and delivery of this Agreement by such Stockholder nor the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof shall (1) conflict with or violate any provision of its certificate of limited partnership or operating agreement (or similar organizational documents) of such Stockholder, (2) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material contract of such Stockholder or result in the creation of any Liens, other than any Liens that would not adversely affect the ability of such Stockholder to perform fully its obligations hereunder with respect to its applicable Covered Shares, or (3) violate any Law, judgment, order or decree applicable to such Stockholder or any of its properties or assets, except in the case of (2) or (3) for violations, breaches or defaults that would not in the aggregate materially impair the ability of such Stockholder to perform its obligations hereunder.
(iii)   No Inconsistent Agreements.   Such Stockholder (A) has not entered into any voting agreement or voting trust with respect to the Covered Shares that is inconsistent with its obligations pursuant to this Agreement, (B) has not granted a proxy or power of attorney with respect to the Covered Shares that is inconsistent with its obligations pursuant to this Agreement and (C) has not entered into any agreement or undertaking that is otherwise inconsistent with its obligations pursuant to this Agreement.
(iv)   Covered Shares.   As of the record date for the Company Stockholder Meeting (the “Record Date”) and the date hereof, such Stockholder is the sole record and beneficial owner of (as defined in Rule 13d-3 under the Exchange Act), and has good and valid title to, all of its Covered Shares. As of the Record Date and the date hereof, such Stockholder has the requisite voting power, power of disposition, power to issue instructions with respect to the matters set forth herein and power to agree to all of the matters set forth in this Agreement necessary to take all actions required under this Agreement, in each case, with respect to all of the Covered Shares held by such Stockholder (except as otherwise permitted in connection with this Agreement), with no limitations, qualifications or restrictions on such rights (in each case other than as permitted under this Agreement), subject to applicable federal securities laws and those arising under the terms of this Agreement.
(v)   No Arrangements.   Except for a confidentiality agreement, neither such Stockholder, nor any of its controlled Affiliates, is a party to any Contract or other arrangement or understanding (whether or not binding), with the Company or any stockholder, director, officer or other controlled Affiliate (or their respective officers and directors) of the Company or any of its Subsidiaries solely relating to the Merger Agreement, the Merger or any other transactions contemplated by the Merger Agreement or this Agreement, except as expressly set forth in or contemplated by the Merger Agreement or this Agreement.
6.   Stockholder Capacity.   This Agreement is being entered into by each Stockholder solely in its capacity as an owner of record of the Covered Shares, and nothing in this Agreement shall restrict or limit the ability of such Stockholder or any Affiliate of such Stockholder, or any Representative of such Stockholder who is a director, officer or employee of the Company to take any action in his or her capacity as a director, officer or employee of the Company, including the exercise of fiduciary duties to the Company or its stockholders.

7.   Amendment.   This Agreement may not be amended, modified or waived in any manner, except by an instrument in writing specifically designated as an amendment or waiver, as applicable, hereto, signed by (i) each of the parties and the Company, in the case of an amendment or modification or (ii) the waiving party, in the case of a waiver. No failure or delay by any party exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The Company is an express third party beneficiary of, is intended to benefit from, and may enforce its right under, this Section 7.
8.   Notices.   All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, (b) on the date of transmittal if sent by email (provided, that (i) no automatic “bounce back” or similar automatic message of non-delivery is received with respect thereto and (ii) any communication sent by email on either (x) a non-Business Day or (y) any Business Day after 5:00 p.m. (recipient’s local time) shall, in the case of each of (x) and (y), be deemed to have been sent at 9:00 a.m. (recipient’s local time) on the next Business Day), (c) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (d) on confirmed receipt if delivered by registered or certified mail, return receipt requested, postage prepaid. Each party hereto agrees that notice or the service of process in any action, suit or proceeding arising out of or relating to this Agreement shall be properly served or delivered if delivered to the addresses of the parties, (i) in the case of Parent, as set forth in the Merger Agreement and (ii) in the case of the Stockholders, on its signature page to this Agreement or such other address as may be designated by such Stockholder in writing to Parent.
9.   Severability.   Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law. If any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and the parties will negotiate in good faith in order to substitute a suitable and equitable provision therefor in order to carry out as closely as possible, so far as may be valid and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.
10.   Entire Agreement.   This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the parties with respect to the subject matter hereof and thereof.
11.   Assignment; Successors.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns.
12.   Rules of Construction.   The parties to this Agreement have been represented by counsel during the negotiation and execution of this Agreement and waive the application of any Laws or rules of construction providing that ambiguities in any agreement or other document will be construed against the party drafting such agreement or other document.
13.   Governing Law; Consent to Jurisdiction.
(a)   This Agreement and all disputes or controversies arising out of or relating to this Agreement or the Transactions shall be governed by, and construed in accordance with, the internal Laws of the State of Delaware, without regard to the Laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.
(b) Each party irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or the Transactions brought by any party or its Affiliates against any other party or its Affiliates shall be brought and determined in the Court of Chancery of the State of Delaware; provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or any other Delaware state court. Each party hereby irrevocably submits to the exclusive jurisdiction and venue of the aforesaid courts (and any proper appellate courts therefrom) for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the Transactions. Each party agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each party further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the Transactions, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.
14.   WAIVER OF JURY TRIAL.   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PROVIDED BY LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER, (C) IT MAKES THE FOREGOING WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.
15.   Specific Performance.   The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties hereto shall be entitled to specific performance of the terms hereof and injunctive and other equitable relief, in addition to any other remedy at law or equity, without posting any bond or other undertaking.
16.   Further Assurances.   From time to time, at the request of any party hereto, and without further consideration, each other party shall promptly execute and deliver such additional documents and take all such further action as may be reasonably required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.
17.   Headings.   The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.
18.   Counterparts.   This Agreement may be executed in one or more textually identical counterparts (including by electronic or digital signature, .pdf, .tif, .gif, .jpg or similar attachment to email or by electronic signature service (any such delivery, an “Electronic Delivery”)), all of which shall be considered one and the same agreement and shall become effective when one or more such counterparts have been signed by each party and delivered to the other parties. No party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
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IN WITNESS WHEREOF, Parent and each Stockholder have executed or caused to be executed this Agreement as of the date first written above.
NEPTUNE BIDCO US INC.
By:
/s/ George D. Callard

Name:
George D. Callard

Title:
President

PROVIDENCE VII U.S. HOLDINGS L.P.
By:
Providence Equity GP VII-A L.P., its general partner; PEP VII-A International Ltd., its general partner

By:
/s/ Sarah N. Conde

Name:
Sarah N. Conde

Title:
General Counsel, Managing Director and Chief Compliance Officer

PROVIDENCE BUTTERNUT CO-INVESTMENT L.P.
By:
Providence Equity GP VII-A L.P., its general partner; PEP VII-A International Ltd., its general partner

By:
/s/ Sarah N. Conde

Name:
Sarah N. Conde

Title:
General Counsel, Managing Director and Chief Compliance Officer

Exhibit A
Stockholder	Shares
Providence VII U.S. Holdings L.P.	18,173,777
Providence Butternut Co-Investment L.P.	117,131

Annex e
PRELIMINARY COPY — SUBJECT TO COMPLETIONSCAN TO VIEW MATERIALS & VOTE DOUBLEVERIFY HOLDINGS, INC. VOTE BY INTERNET 462 BROADWAY Before The Meeting — Go to www.proxyvote.com or scan the QR Barcode above NEW YORK, NY 10013 Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on [TBD], 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting — Go to www.virtualshareholdermeeting.com/DV2026SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on [TBD], 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T03893-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.   DETACH AND RETURN THIS PORTION ONLY DOUBLEVERIFY HOLDINGS, INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1.To adopt the Agreement and Plan of Merger, dated August 6, 2026 (as the same may be amended, modified, or supplemented from time to time in ! ! ! accordance with its terms, the “Merger Agreement”), by and among DoubleVerify Holdings, Inc. (“DoubleVerify” or the “Company”), Neptune BidCo US Inc., (“Parent”), and Wallace Merger Sub Inc., a direct, wholly owned subsidiary of Parent (“Merger Sub”). Parent is the parent company of the Nielsen Company (US), LLC and is an affiliate of funds managed by Elliott Investment Management L.P. and Brookfield Asset Management Ltd. Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into DoubleVerify, and the separate corporate existence of Merger Sub will thereupon cease, with DoubleVerify surviving the merger and continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”). 2. To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to the named executive officers of DoubleVerify that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement. 3. To adjourn the Special Meeting to a later date or time, if necessary or appropriate, including to ensure that any necessary supplement or amendment to the proxy statement accompanying this proxy card is provided to Company stockholders a reasonable amount of time in advance of the Special Meeting, or to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. ! ! ! ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. T03894-TBD DOUBLEVERIFY HOLDINGS, INC. SPECIAL MEETING OF STOCKHOLDERS [TBD], 2026 [TBD] Eastern Time THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints Mark Zagorski, Nicola Allais and Andy Grimmig, and each of them, with full power of substitution and power to act alone, as proxies of the undersigned to vote all the shares of Common Stock of DoubleVerify Holdings, Inc., as specified on the reverse side of this proxy, and in their discretion upon such other matters than may properly come before the meeting or any adjournment thereof, which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Stockholders of DoubleVerify Holdings, Inc., to be held virtually at www.virtualshareholdermeeting.com/DV2026SM, on [TBD], 2026, and at any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side